                                                                    EQUITY FUNDS

TABLE OF CONTENTS

2     PORTFOLIO MANAGEMENT COMMENTARY

16    STATEMENTS OF ASSETS AND LIABILITIES

18    STATEMENTS OF OPERATIONS

20    STATEMENTS OF CHANGES IN NET ASSETS

23    FINANCIAL HIGHLIGHTS

      SCHEDULES OF INVESTMENTS

      37   GLOBAL COMMUNICATIONS FUND

      38   GROWTH EQUITY FUND

      40   GROWTH OPPORTUNITIES FUND

      43   INCOME EQUITY FUND

      46   INTERNATIONAL GROWTH EQUITY FUND

      48   INTERNATIONAL SELECT EQUITY FUND

      50   LARGE CAP VALUE FUND

      52   MID CAP GROWTH FUND

      54   SELECT EQUITY FUND

      56   SMALL CAP GROWTH FUND

      59   SMALL CAP INDEX FUND

      85   SMALL CAP VALUE FUND

      95   STOCK INDEX FUND

      104  TECHNOLOGY FUND

106   NOTES TO THE FINANCIAL STATEMENTS

113   REPORT OF INDEPENDENT AUDITORS

114   TRUSTEES AND OFFICERS

                                NOT FDIC INSURED

                       May lose value / No bank guarantee

The report has been prepared for the general information of Northern Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Funds prospectus, which contains more complete information about Northern Funds investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers in effect. In the absence of fee waivers, total return would have been reduced. Total return is based on net change in NAV assuming reinvestment of all dividends and distributions.

Performances of the Funds are compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

Northern Funds Distributors, LLC, not affiliated with Northern Trust.

                                     NORTHERN FUNDS ANNUAL REPORT 1 EQUITY FUNDS

EQUITY FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  GLOBAL COMMUNICATIONS FUND

The poor performance of communications-oriented stocks was influenced heavily by the ongoing bear market cycle and concerns over Iraq. This negative backdrop was exacerbated by the continued unwinding of an excessive commitment of capital to the industry through the year 2000. Because of the poor business environment for communications companies, investors continued to shift investment exposure away from this sector toward healthier segments of the market.

The Fund performed roughly in line with the Morgan Stanley High Tech 35 Index for the fiscal year. The Fund's exposure to media companies aided relative performance, while the benchmark's broader diversification and lower exposure to some of the more challenged communications segments offset this positive factor. Most of the new investments in the Fund were in the wireless communications or broad media areas. Sales were focused in the more economically sensitive areas such as semiconductors or wire line equipment. In a few cases, we were able to sell positions that had achieved price appreciation targets, a difficult proposition in such a negative market environment. Media company stocks continue to represent the most substantial segment of the portfolio. This includes cable, broadcast, radio, and advertising companies. During the year we began to rebuild exposure to the healthier telecommunications services stocks and to emphasize selective providers of equipment to the wireless market.

[CHART]

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

              GLOBAL COMMUNICATIONS       MORGAN STANLEY
                     FUND               HIGH TECH 35 INDEX    S&P 500 INDEX
5/15/2000            10,000                   10,000             10,000

3/31/2001             4,170                    5,358             8,077

3/31/2002             2,980                    4,648             8,098

3/31/2003             1,870                    2,944             6,093

The Morgan Stanley High Tech 35 Index is an unmanaged index that tracks the performance of stocks within the technology sector.

The S&P 500 Index is the Standard and Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[SIDENOTE]

FUND MANAGER

[PHOTO OF JOHN B. LEO]

JOHN B. LEO
WITH NORTHERN TRUST
SINCE 1984

FUND STATISTICS

INCEPTION DATE: May 15, 2000
TOTAL NET ASSETS:  $4 million
NET ASSET VALUE: $1.87
TICKER SYMBOL: NOGCX
3-YEAR BETA: NA
DIVIDEND SCHEDULE: Annually

TOTAL RETURNS PERIOD ENDED 3/31/03

ONE YEAR                          (37.25)%
AVERAGE ANNUAL SINCE INCEPTION    (44.17)%

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

Technology stocks may be very volatile and mutual funds which concentrate in one market sector are generally riskier than more diversified strategies.

Foreign securities may involve additional risks, including social and political instability, reduced market liquidity, and currency volatility.

Visit northernfunds.com for the most recent performance information.

EQUITY FUNDS 2 NORTHERN FUNDS ANNUAL REPORT

                                                                    EQUITY FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  GROWTH EQUITY FUND

March 31, 2003 marked the end of our fiscal year and brought a close to another months of volatility and decline in the equity markets. Lingering concerns over the threat of domestic terrorism and additional revelations of corporate fraud cast a pall over the markets. Investors' lack of confidence in either the economy or corporate reporting contributed to significant volatility in equity prices. In the latter part of the fiscal period, the Iraq conflict added to an already worrisome backdrop.

For the period, the market as defined by the S&P Index returned -24.75 percent versus -26.25 percent for the Fund. As we began the year, we viewed an economic rebound as likely, based on an expansionary monetary policy and robust consumer spending. Our portfolio holdings reflected this outlook, and emphasized companies sensitive to economic trends. However, corporate spending remained subdued during the period as demand for industrial products remained soft and energy prices rose due to production declines in South America and political conflicts in the Middle East. Our view that consumer spending would remain strong proved correct, and our holdings in retail and housing-related businesses performed well.

As we look forward to the next 12 months, we expect a gradually expanding economy to provide opportunities for companies to post higher sales and operating profits. We anticipate moderate economic growth this year, accelerating in the second half. The environment of low interest rates, stabilizing energy markets, and probable tax relief later this year bolsters this view. However, like many investors, we will remain cautious until further evidence of a sustainable recovery is visible. The risks of the recovery being delayed are not insignificant, and as such, we continue to focus on companies with opportunities to grow earnings in either an expanding or uncertain economy. We currently favor investments in the health care sector, and are finding select opportunities in the financial, industrial, technology, and consumer sectors. We continue to focus on fundamental analysis as the Fund seeks high-quality companies with attractive growth opportunities in each market sector.

[CHART]

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                GROWTH EQUITY
                    FUND            S&P 500 INDEX
4/1/1994            10,000             10,000

3/31/1995           10,686             11,552

3/31/1996           13,390             15,256

3/31/1997           14,962             18,276

3/31/1998           22,151             27,040

3/31/1999           27,634             32,034

3/31/2000           35,261             37,775

3/31/2001           25,661             29,593

3/31/2002           25,342             29,669

3/31/2003           18,689             22,324

The S&P 500 Index is the Standard and Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[SIDENOTE]

FUND MANAGERS

[PHOTO OF JOHN B. LEO AND ROBERT MITCHELL]

JOHN B. LEO
WITH NORTHERN TRUST
SINCE 1984

ROBERT MITCHELL
WITH NORTHERN TRUST
SINCE 1988

FUND STATISTICS

INCEPTION DATE: April 1, 1994
TOTAL NET ASSETS: $563 million
NET ASSET VALUE: $11.51
TICKER SYMBOL: NOGEX
3-YEAR BETA: 1.02
DIVIDEND SCHEDULE: Quarterly

TOTAL RETURNS PERIOD ENDED 3/31/03

ONE YEAR                             (26.25)%
THREE YEAR                           (19.07)%
FIVE YEAR                             (3.34)%
AVERAGE ANNUAL SINCE INCEPTION         7.20%

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

Visit northernfunds.com for the most recent performance information.

                                     NORTHERN FUNDS ANNUAL REPORT 3 EQUITY FUNDS

EQUITY FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  GROWTH OPPORTUNITIES FUND

The environment for U.S. stocks continued to be difficult during the past year. The bear market is now over three years old, and in some respects the recently completed 12 months represented the worst of this period. More importantly, stocks of smaller companies underperformed large-capitalization stocks, and growth stocks again underperformed value stocks in the 12 months ended
March 31, 2003.

The Fund slightly underperformed its benchmark over the fiscal year, with a total return of -30.20 percent versus -29.27 percent for the Russell 2500 Growth Index. In this dreary environment for equities, the technology and telecommunications services sectors were the worst performers, while utilities, energy, and financials performed best. The Fund's overweight positions in technology, health care, and consumer discretionary stocks, and its underweights in financials and utilities, hurt its performance relative to the benchmark. Late in the period, an overweight position in energy, primarily in oil and oil-related stocks, was trimmed to an essentially neutral level with the beginning of "Operation Iraqi Freedom" and the consequent expectation of falling oil prices.

Looking ahead, we will continue to look for stocks that appear to have catalysts for appreciation. We will emphasize companies' strong sales and earnings growth, leading industry positions, and solid financials. The poor relative performance of growth stocks over the past three years has produced valuations that suggest that the pattern may be nearing an end. While attempting to predict moves for the stock market or any of its sectors is difficult to say the least, we are likely closer now to a bottom for growth stocks relative to value stocks than we were two years ago.

[CHART]

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                GROWTH OPPORTUNITIES            RUSSELL 2500 GROWTH
                       FUND                             INDEX
9/26/2000              10,000                          10,000

3/31/2001               6,220                           6,459

3/31/2002               6,398                           6,979

3/31/2003               4,466                           4,735

The Russell 2500 Growth Index is an unmanaged index that tracks the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[SIDENOTE]

FUND MANAGER

[PHOTO OF THEODORE BRECKEL]

THEODORE BRECKEL
WITH NORTHERN TRUST
SINCE 1971

FUND STATISTICS

INCEPTION DATE: September 26, 2000
TOTAL NET ASSETS: $16 million
NET ASSET VALUE: $4.46
TICKER SYMBOL: NTGOX
3-YEAR BETA: NA
DIVIDEND SCHEDULE: Annually

TOTAL RETURNS PERIOD ENDED 3/31/03

ONE YEAR                             (30.20)%
AVERAGE ANNUAL SINCE INCEPTION       (27.47)%

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

Small- and mid-sized company stocks are generally riskier than large-company stocks due to greater volatility and less liquidity.

IPOs may involve high volatility, low liquidity, and high transaction costs.

Visit northernfunds.com for the most recent performance information.

EQUITY FUNDS 4 NORTHERN FUNDS ANNUAL REPORT

                                                                    EQUITY FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  INCOME EQUITY FUND

The 12 months ended March 31, 2003 might best be remembered for what didn't happen. There was no official declaration of an end to the recession, although commentators repeatedly speak of it in the past tense. With one or two exceptions, the worst of the corporate earnings fraud scandal seemed to be behind us. Finally, no further significant terrorist acts have taken place on U.S. soil, and at this time the war in Iraq looks to be largely over, without significant U.S. casualties.

Despite the absence of worst case scenarios, during the period the equity markets declined -24.75 percent, as measured by the S&P 500, while the convertible market was off a comparatively benign -4.87 percent, as measured by the Merrill Lynch All U.S. Convertibles Index. The Fund underperformed its benchmark, with a total return for the period of -7.77 percent. Most of the underperformance is attributable to the last six months of the fiscal period, a time in which convertible returns were driven primarily by a narrowing of yield spreads between issuers of varying quality. In essence, the Fund lagged because we were cautious about credit risk, especially with respect to the most speculative issues.

With the war in Iraq declining in daily influence, more attention is being paid to underlying trends in the economy. Forecasters have been lowering predicted growth rates in response to surprisingly soft data, and there is some thought that a "double dip" recession might be possible. Whether or not a secondary recession occurs, the outlook is for slow, and probably uneven, growth in both the economy and corporate earnings. Given this backdrop, we will continue to focus on issues with attractive underlying equity valuations and good total return possibilities. We will also seek to identify issues of reasonable quality with an attractive yield to maturity. In applying this fixed-income analysis, we seek returns that would be competitive with expected appreciation on the underlying stock. By avoiding the most speculative corners of the market, we will continue to emphasize the "return of one's capital" as well as the "return on one's capital."

[CHART]

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                INCOME EQUITY     MERRILL LYNCH ALL U.S.
                    FUND            CONVERTIBLES INDEX
4/1/1994           10,000                 10,000

3/31/1995          10,221                 10,325

3/31/1996          12,312                 12,853

3/31/1997          14,083                 14,035

3/31/1998          18,453                 18,165

3/31/1999          18,565                 19,214

3/31/2000          22,111                 27,521

3/31/2001          20,443                 21,510

3/31/2002          21,834                 21,664

3/31/2003          20,138                 20,608

The Merrill Lynch All U.S. Convertibles Index is an unmanaged index consisting of convertible securities of all investment grades.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[SIDENOTE]

FUND MANAGER

[PHOTO OF THEODORE T. SOUTHWORTH]

THEODORE T. SOUTHWORTH
WITH NORTHERN TRUST
SINCE 1984

FUND STATISTICS

INCEPTION DATE: April 1, 1994
TOTAL NET ASSETS: $218 million
NET ASSET VALUE: $10.15
TICKER SYMBOL: NOIEX
3-YEAR BETA: 0.48
DIVIDEND SCHEDULE: Monthly

TOTAL RETURNS PERIOD ENDED 3/31/03

ONE YEAR                              (7.77)%
THREE YEAR                            (3.07)%
FIVE YEAR                              1.76%
AVERAGE ANNUAL SINCE INCEPTION         8.09%

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

Visit northernfunds.com for the most recent performance information.

                                     NORTHERN FUNDS ANNUAL REPORT 5 EQUITY FUNDS

EQUITY FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  INTERNATIONAL GROWTH EQUITY FUND

The past 12-month period began with worries about a "profit-less recovery" in the U.S. and elsewhere and ended with the war in Iraq. Downward pressure on the profits of a broad swath of the global economy resulted in waves of earnings downgrades. At the same time, overcapacity in the aftermath of the "communications revolution" brought increasing concerns about the strength of corporate balance sheets. This was further compounded by a rash of scandals, predominantly emanating from the U.S., which, in turn, increased concerns over the veracity of corporate accounting. In October, after a summer of doldrums, there was an uptick in sentiment and risk appetite based on some positive economic news from the U.S.

In the environment that prevailed over the first half of the fiscal period, the Fund performed well as its focus on stocks with solid but improving fundamentals was rewarded. The emphasis on finding stocks with rising cash returns, the potential for positive earnings surprises, healthy balance sheets, and strong market positions drove the Fund's performance. The deteriorating economic background left few sectors with improving fundamentals and, as a result, our strategy was to keep sector allocations close to the benchmark and to concentrate on finding the winners within each sector. The sharp reversal in investor sentiment in the fall precipitated a re-evaluation of our strategy with a resulting swing to a bias in favor of cyclical holdings positioned to benefit from economic recovery. This has helped the Fund to recapture some of the performance lost in October's indiscriminate rally and end the year slightly behind the benchmark's performance.

Forecasting growth has been clouded by the war in Iraq and geopolitical uncertainties including the possibility of trade friction. With this backdrop, the markets are likely to remain skeptical about economic prospects. As a consequence, we expect that the Fund's sector allocations will remain essentially neutral, until there is stronger evidence of specific industries with profits that are able to withstand ongoing pressure on pricing. In searching for growth around the world, our focus will remain on finding the winners within each sector.

[CHART]

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

              INTERNATIONAL GROWTH
                  EQUITY FUND              MSCI EAFE INDEX
4/1/1994            10,000                     10,000

3/31/1995            9,730                     10,608

3/31/1996           10,570                     11,915

3/31/1997           10,849                     12,089

3/31/1998           13,163                     14,338

3/31/1999           14,884                     15,208

3/31/2000           19,425                     19,023

3/31/2001           14,239                     14,105

3/31/2002           12,516                     12,906

3/31/2003            9,517                      9,909

The MSCI EAFE Index is the Morgan Stanley Capital International Europe, Australia and Far East Index, an unmanaged index that tracks the performance of selected equity securities in Europe, Australia, Asia and the Far East.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[SIDENOTE]

FUND MANAGERS

[PHOTO OF RICHARD ROTHWELL AND DIANE JONES]

RICHARD ROTHWELL
WITH NORTHERN TRUST
SINCE 2002

DIANE JONES
WITH NORTHERN TRUST
SINCE 2002

FUND STATISTICS

INCEPTION DATE: April 1, 1994
TOTAL NET ASSETS: $169 million
NET ASSET VALUE: $5.98
TICKER SYMBOL: NOIGX
3-YEAR BETA: 0.94
DIVIDEND SCHEDULE: Annually

TOTAL RETURNS PERIOD ENDED 3/31/03

ONE YEAR                              (23.97)%
THREE YEAR                            (21.17)%
FIVE YEAR                              (6.28)%
AVERAGE ANNUAL SINCE INCEPTION         (0.55)%

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

Foreign securities may involve additional risks, including social and political instability, reduced market liquidity, and currency volatility.

Visit northernfunds.com for the most recent performance information.

EQUITY FUNDS 6 NORTHERN FUNDS ANNUAL REPORT

                                                                    EQUITY FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  INTERNATIONAL SELECT EQUITY FUND

As the Fund's fiscal year began, investors were concerned about a weak recovery characterized by a lack of growth in corporate profits. The latter part of the period was dominated by the geopolitical uncertainties associated with military action in Iraq. Throughout, there has been downward pressure on the profits of a large cross section of companies worldwide, leading to an epidemic of earnings downgrades. An additional overlay has been the unwinding of overcapacity in the wake of the "communications revolution." Concerns about the strength of company balance sheets were exacerbated by a rash of scandals, predominantly in the U.S., which brought into question the reliability of corporate accounting.

In this environment, the Fund performed well as its focus on stocks with solid but improving fundamentals was rewarded. The emphasis on finding stocks with rising cash returns, the potential for positive earnings surprises, healthy balance sheets, and strong market positions has driven the Fund's performance. The deteriorating economic backdrop has left few sectors with improving fundamentals and, as a result, our strategy has been to keep sector allocations close to the benchmark and to concentrate on finding the winners within each sector. In October, after a summer of gloom, there was a snapback in sentiment as some positive economic news emanated from the U.S. The sharp reversal precipitated a shift on the Fund's part toward companies positioned to benefit from an improving economy. Although the fall's dramatic improvement in sentiment erased the Fund's relative outperformance to that point, this change of strategy helped reduce the underperformance versus the benchmark for the 12 months.

[CHART]

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

               INTERNATIONAL SELECT      MSCI EAFE PLUS EMERGING
                    EQUITY FUND            MARKETS FREE INDEX
4/5/1994              10,000                     10,000

3/31/1995              9,805                     10,431

3/31/1996             10,808                     11,767

3/31/1997             10,598                     12,059

3/31/1998             13,104                     13,967

3/31/1999             14,303                     14,494

3/31/2000             18,772                     18,502

3/31/2001             14,164                     13,539

3/31/2002             11,950                     12,714

3/31/2003              8,895                      9,818

The MSCI EAFE Index blended with Emerging Markets Free Index is an unmanaged index comprised of companies representative of developed European and Pacific Basin countries as well as emerging market countries.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[SIDENOTE]

FUND MANAGERS

[PHOTO OF RICHARD ROTHWELL AND DIANE JONES]

RICHARD ROTHWELL
WITH NORTHERN TRUST
SINCE 2002

DIANE JONES
WITH NORTHERN TRUST
SINCE 2002

FUND STATISTICS

INCEPTION DATE: April 5, 1994
TOTAL NET ASSETS: $40 million
NET ASSET VALUE: $5.46
TICKER SYMBOL: NINEX
3-YEAR BETA: 0.93
DIVIDEND SCHEDULE: Annually

TOTAL RETURNS PERIOD ENDED 3/31/03

ONE YEAR                             (25.57)%
THREE YEAR                           (22.04)%
FIVE YEAR                             (7.46)%
AVERAGE ANNUAL SINCE INCEPTION        (1.29)%

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

Foreign securities may involve additional risks, including social and political instability, reduced market liquidity, and currency volatility.

Visit northernfunds.com for the most recent performance information.

                                     NORTHERN FUNDS ANNUAL REPORT 7 EQUITY FUNDS

EQUITY FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  LARGE CAP VALUE FUND

The past 12 months were disappointing for investors in all major equity markets. While large cap value shares significantly outperformed the general averages, they nonetheless provided negative returns. This occurred despite economic events that were generally positive for stocks. But favorable interest rates and a slowly recovering economy were overshadowed by corporate malfeasance and the indictment of numerous corporate leaders. The declines seen in 2002 were the latest installment of a losing three-year run not experienced since the Great Depression, and early 2003 offered no respite.

As the pall over the market in 2002 continued into early 2003, we took advantage of company-specific and industry weakness to increase our exposure within the health care and technology areas, while slightly decreasing our weighting in telecommunications services. We continue to believe that the industrials and raw materials sectors offer good value, and expect that our work to include high-quality, low valuation companies will provide handsome rewards as the economy recovers.

Looking ahead, underlying positive economic factors should come into sharper focus once there is a resolution to the Iraqi situation. In addition, the Bush Administration has submitted a stimulus and tax package to Congress. Among other provisions, the bill would eliminate the double taxation of dividends, which would create greater value for the stocks held in the Fund's portfolio and would encourage many cash-rich corporations to adopt a dividend payment policy. With consumer confidence poised to rebound from wartime lows, and industrial production showing slow improvement and minimal inventory levels in many sectors, markets could react positively if the Administration's efforts in Iraq can successfully stabilize the Middle East. Resulting lower oil prices would be a de facto tax cut for consumers and investors could begin to refocus on the gradual improvement of the U.S. economy and the opportunities it presents in the market.

[CHART]

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                LARGE CAP         S&P 500/BARRA
                VALUE FUND         VALUE INDEX
8/3/2000          10,000             10,000

3/31/2001         11,014             10,134

3/31/2002         11,879              9,699

3/31/2003          9,141              7,158

The S&P 500/Barra Value Index is an unmanaged index that tracks 250 companies that are generally representative of the U.S. market for large-cap value stocks.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[SIDENOTE]

FUND MANAGERS

[PHOTO OF CARL DOMINO AND M. DAVID ROBERTS]

CARL DOMINO
WITH NORTHERN TRUST
SINCE 2000

M. DAVID ROBERTS
WITH NORTHERN TRUST
SINCE 2000

FUND STATISTICS

INCEPTION DATE: August 3, 2000
TOTAL NET ASSETS: $429 million
NET ASSET VALUE: $8.93
TICKER SYMBOL: NOLVX
3-YEAR BETA: NA
DIVIDEND SCHEDULE: Annually

TOTAL RETURNS PERIOD ENDED 3/31/03

ONE YEAR                             (23.05)%
AVERAGE ANNUAL SINCE INCEPTION        (3.32)%

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

Visit northernfunds.com for the most recent performance information.

EQUITY FUNDS 8 NORTHERN FUNDS ANNUAL REPORT

                                                                    EQUITY FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  MID CAP GROWTH FUND

The fiscal year ended March 31, 2003 was another difficult period for equity investors. During the first half of the Fund's fiscal year, renewed investor concerns over the timing and pace of the nation's economic recovery coupled with ongoing corporate scandals led to a significant decline in both the broad market and mid-sized growth company stocks. Equities remained in a broad trading range in the second half of the period as investors wrestled with continued anemic corporate spending as well as higher energy prices caused in part by the unfolding Iraqi conflict.

For the fiscal year, the Fund's defensive posture enabled it to outperform the benchmark Russell Midcap Growth Index, as the Fund declined by -22.15 percent versus a -26.11 percent decline in the Index. Reflecting this difficult equity environment, early in the year the Fund adopted a defensive approach by significantly reducing exposure to the cyclical technology sector and increasing the Fund's health care weighting. Over the course of the year, the Fund's largest change on a sector basis was in health care, which rose from 15 percent of Fund assets to nearly 24 percent, reflecting the sector's superior near-term earnings prospects. Our exposure to health care was also the strongest positive contributor to Fund performance for the year, followed by the business services-laden industrial sector. By contrast, performance of the Fund's consumer staples weighting was adversely impacted by stock selection, while an underweight position in the outperforming telecommunications sector also detracted from performance.

Looking forward, we have positioned the Fund for a gradual economic recovery driven by continued healthy consumer spending and coupled with renewed corporate spending. On an industry basis we continue to favor companies operating in the specialty pharmaceutical, biotechnology, medical device, for-profit education, media, and business services industries based on their appealing near-term earnings prospects. We are less positive about the earnings outlook for drug distributors, hospitals, retailers, travel-related entities, and data processors. While the economic environment remains uncertain, our investment approach is not: We continue to engage in rigorous fundamental research to identify attractive mid-sized companies that possess favorable earnings prospects while trading at reasonable valuations.

[CHART]

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                   MID CAP GROWTH      RUSSELL MIDCAP
                      FUND              GROWTH INDEX
3/31/1998            10,000               10,000

3/31/1999            11,720               10,889

3/31/2000            24,455               19,296

3/31/2001            13,347               10,532

3/31/2002            14,034               11,028

3/31/2003            10,926                8,149

The Russell Midcap Growth Index is an unmanaged index that tracks the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[SIDENOTE]

FUND MANAGER

[PHOTO OF ANDREW FLYNN]

ANDREW FLYNN
WITH NORTHERN TRUST
SINCE 1998

FUND STATISTICS

INCEPTION  DATE: March 31, 1998
TOTAL NET ASSETS: $225 million
NET ASSET VALUE: $9.07
TICKER SYMBOL: NOMCX
3-YEAR BETA: 0.67
DIVIDEND SCHEDULE: Quarterly

TOTAL RETURNS PERIOD ENDED 3/31/03

ONE YEAR                             (22.15)%
THREE YEAR                           (23.55)%
FIVE YEAR                              1.79%
AVERAGE ANNUAL SINCE INCEPTION         1.79%

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

Mid-sized company stocks are generally more volatile than large-company stocks.

Visit northernfunds.com for the most recent performance information.

                                     NORTHERN FUNDS ANNUAL REPORT 9 EQUITY FUNDS

EQUITY FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  SELECT EQUITY FUND

The continuing bear market, slowing economic growth, and the military campaign in Iraq were substantial obstacles to equity investors during the 12 months ended March 31, 2003. Prices for most of the major stock market indices fell sharply. The Select Equity Fund changed its performance benchmark from the S&P Index 500 to the Russell 1000 Growth Index. The Fund outperformed both indices over the 12-month period.

There were important changes in the Fund's structure and our tactics over the course of the year. Exposures to the consumer staples and industrial sectors were significantly reduced while positions in the health care and technology sectors were increased. The change in benchmarks mentioned previously influenced these changes: technology and health care are much more important to the Russell 1000 Growth Index than they are to the S&P 500. In addition, our investment tactics underwent a subtle but meaningful change over the past 12 months. Top-down or "macro" factors influencing the performance of entire sectors became less useful to investors as the year progressed. As a result, a focus on individual stock selection, which had always been important, became the dominant feature of our investment process. Toward the end of the year we put more emphasis on companies with rapid earnings growth. This had the effect of making the portfolio look more like the Russell 1000 Growth Index and less like the more diversified, less growth-oriented S&P 500.

Going forward, we will employ a multi-factor sell model and seek to exit increasingly risky situations as early as possible by adhering to strict price targets on the downside. In a highly volatile market and with the substantial price declines suffered by stocks that do develop problems, we believe this is the appropriate selling model. While it is difficult to make money in a bear market, history suggests that investors who stay the course will be rewarded over time.

[CHART]

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                  SELECT EQUITY       RUSSELL 1000
                      FUND            GROWTH INDEX
4/6/1994             10,000              10,000

3/31/1995            10,818              11,761

3/31/1996            13,601              15,523

3/31/1997            15,724              18,236

3/31/1998            23,544              27,255

3/31/1999            30,320              34,914

3/31/2000            48,445              46,828

3/31/2001            31,334              26,823

3/31/2002            30,527              26,287

3/31/2003            23,196              19,250

The Russell 1000 Growth Index is an unmanaged index that tracks the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[SIDENOTE]

FUND MANAGER

[PHOTO OF ROBERT N. STREED]

ROBERT N. STREED
WITH NORTHERN TRUST
SINCE 1990

FUND STATISTICS

INCEPTION DATE: April 6, 1994
TOTAL NET ASSETS: $394 million
NET ASSET VALUE: $14.84
TICKER SYMBOL: NOEQX
3-YEAR BETA: 0.56
DIVIDEND SCHEDULE: Annually

TOTAL RETURNS PERIOD ENDED 3/31/03

ONE YEAR                             (24.02)%
THREE YEAR                           (21.77)%
FIVE YEAR                             (0.30)%
AVERAGE ANNUAL SINCE INCEPTION         9.82%

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

Visit northernfunds.com for the most recent performance information.

EQUITY FUNDS 10 NORTHERN FUNDS ANNUAL REPORT

                                                                    EQUITY FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  SMALL CAP GROWTH FUND

The environment for U.S. stocks continued to be difficult during the Fund's most recent fiscal year. The bear market is now three years old, and in some respects the recently completed 12 months represented the worst period. More importantly, the small-cap sector underperformed large-company stocks, and growth stocks once again underperformed value.

In this environment, the Fund outperformed its benchmark, with a total return of -29.65 percent versus -31.64 percent for the Russell 2000 Growth Index over the 12 months ended March 31, 2003. Against an overall negative backdrop, the technology and telecommunications services sectors performed the worst, while utilities and financials performed best. This relative performance among sectors hurt the Fund relative to its benchmark, as traditional growth areas of the market such as technology, health care, and consumer discretionary stocks were generally overweighted, while financial and utility stocks were underweighted. In the latter part of the fiscal period, we made some significant changes in the Fund, with an eye toward assuming a more aggressive posture. With the beginning of the military action in Iraq, an overweighted position in energy, primarily in oil and oil-related companies, was trimmed back to an essentially neutral level in expectation of falling oil prices.

Looking ahead, while attempting to call a bottom for the stock market or any of its sectors is nearly impossible, the poor performance of growth stocks over the past three years has produced relative valuations that suggest that this pattern may be nearing an end. We will continue to look for stocks that appear to have catalysts for appreciation and we will continue to emphasize strong sales and earnings growth, leading industry positions, and strong financials.

[CHART]

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                 SMALL CAP         RUSSELL 2000
                GROWTH FUND        GROWTH INDEX
9/30/1999         10,000              10,000

3/31/2000         19,305              14,577

3/31/2001         11,316               8,774

3/31/2002         11,607               9,208

3/31/2003          8,166               6,295

The Russell 2000 Growth Index is an unmanaged index that tracks the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[SIDENOTE]

FUND MANAGER

[PHOTO OF THEODORE BRECKEL]

THEODORE BRECKEL
WITH NORTHERN TRUST
SINCE 1971

FUND STATISTICS

INCEPTION DATE: September 30, 1999
TOTAL NET ASSETS: $122 million
NET ASSET VALUE: $6.74
TICKER SYMBOL: NSGRX
3-YEAR BETA: 0.75
DIVIDEND SCHEDULE: Annually

TOTAL RETURNS PERIOD ENDED 3/31/03

ONE YEAR                             (29.65)%
THREE YEAR                           (24.93)%
AVERAGE ANNUAL SINCE INCEPTION        (5.62)%

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

Small-company stocks are generally riskier than large-company stocks due to greater volatility and less liquidity.

Visit northernfunds.com for the most recent performance information.

                                    NORTHERN FUNDS ANNUAL REPORT 11 EQUITY FUNDS

EQUITY FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  SMALL CAP INDEX FUND

The past year was marked by a significant downturn in stock prices, as investors reacted to a climate of slow economic growth, weak corporate earnings, and geopolitical tensions. Small-capitalization stocks, as represented by the Fund's benchmark, the Russell 2000 Index, returned -26.97 percent during the 12 months ended March 31, 2003. In comparison, large-capitalization stocks, as measured by the S&P 500 Index, returned -24.76 percent during the period. The information technology sector -- which represented about 17.70 percent of the Russell 2000 as of March 31, 2003 -- was the worst performing industry, returning -44.90 percent. The best performing sector was financials (23.35 percent of the Russell 2000 as of March 31, 2003), which returned -5.49 percent.

As designed, the Fund's performance closely tracked that of the Russell 2000. Differences in returns were driven by transaction costs and Fund expenses. Going forward, we will continue to follow a passive strategy designed to provide returns that approximate those of the benchmark index.

As of March 31, 2003, the market capitalization of companies in the Russell 2000 Index ranged from $2.1 million to $2.0 billion, with an average company size of $296 million. The total market capitalization of the Russell 2000 was approximately 6.6 percent of the Russell 3000 market capitalization on March 31, 2003. The annual reconstitution of the Russell 2000 Index occurred at the end of June 2002. After the Index was reconstituted, the information technology sector had the greatest increase in its sector weighting, while the consumer discretionary sector had the largest decrease. These changes were incorporated into the Fund's portfolio.

[CHART]

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                    SMALL CAP       RUSSELL 2000
                    INDEX FUND         INDEX
9/3/1999              10,000           10,000

3/31/2000             12,322           12,686

3/31/2001             10,465           10,741

3/31/2002             11,823           12,243

3/31/2003              8,573            8,942

The Russell 2000 Index is an unmanaged index that tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[SIDENOTE]

FUND MANAGER

[PHOTO OF BRENT REEDER]

BRENT REEDER
WITH NORTHERN TRUST
SINCE 1993

FUND STATISTICS

INCEPTION DATE: September 3, 1999
TOTAL NET ASSETS: $174 million
NET ASSET VALUE: $5.75
TICKER SYMBOL: NSIDX
3-YEAR BETA: 0.99
DIVIDEND SCHEDULE: Annually

TOTAL RETURNS PERIOD ENDED 3/31/03

ONE YEAR                             (27.49)%
THREE YEAR                           (11.39)%
AVERAGE ANNUAL SINCE INCEPTION        (4.22)%

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

Small-company stocks are generally riskier than large-company stocks due to greater volatility and less liquidity.

Visit northernfunds.com for the most recent performance information.

EQUITY FUNDS 12 NORTHERN FUNDS ANNUAL REPORT

                                                                    EQUITY FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  SMALL CAP VALUE FUND

The Small Cap Value Fund had a successful fiscal year despite a tumultuous equity market environment. Value stocks, particularly small-cap value stocks, performed well in comparison to the market over the first half of the period, but previously downtrodden growth stocks generally outperformed during the second half. Although valuation differences between traditional growth and value companies are narrower than historical averages, wide differences in returns were recorded during the year as the market increasingly rewarded larger, more liquid, and less value-oriented companies across most sectors. Small caps in general struggled through most of the year, trailing large-cap securities in each of the last three quarters.

Despite these swings, the Fund's performance held steady, as we remain focused on holding undervalued, but profitable, small-cap stocks. The Fund's focus on such companies continues to prove beneficial. This was particularly evident in the performance of our holdings in the technology sector over the second half of the period. Additionally, our avoidance of the smallest companies helped the Fund's relative performance as this area of the market continued to underperform.

We remain focused on stocks that our quantitative research suggests are undervalued. We will continue to adjust the portfolio to take advantage of undervalued companies with superior long-term return prospects, using our cost-sensitive trading strategies and disciplined portfolio construction techniques.

[CHART]

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                  SMALL CAP         RUSSELL 2000
                  VALUE FUND        VALUE INDEX
4/1/1994            10,000            10,000

3/31/1995           10,060            10,351

3/31/1996           12,474            13,102

3/31/1997           14,031            15,195

3/31/1998           20,035            21,751

3/31/1999           15,336            16,960

3/31/2000           19,938            19,208

3/31/2001           19,790            22,945

3/31/2002           24,661            28,393

3/31/2003           19,541            21,781

The Russell 2000 Value Index is an unmanaged index that tracks the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[SIDENOTE]

FUND MANAGER

[PHOTO OF ROBERT H. BERGSON]

ROBERT H. BERGSON
WITH NORTHERN TRUST
SINCE 1997

FUND STATISTICS

INCEPTION DATE: April 1, 1994
TOTAL NET ASSETS: $236 million
NET ASSET VALUE: $9.00
TICKER SYMBOL: NOSGX
3-YEAR BETA: 1.07
DIVIDEND SCHEDULE: Annually

TOTAL RETURNS PERIOD ENDED 3/31/03

ONE YEAR                             (20.76)%
THREE YEAR                            (0.67)%
FIVE YEAR                             (0.50)%
AVERAGE ANNUAL SINCE INCEPTION         7.73%

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

Small-company stocks are generally riskier than large-company stocks due to greater volatility and less liquidity.

Visit northernfunds.com for the most recent performance information.

                                    NORTHERN FUNDS ANNUAL REPORT 13 EQUITY FUNDS

EQUITY FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  STOCK INDEX FUND

The U.S. stock market performed poorly during the 12-month period ended
March 31, 2003, as an unfavorable economic environment, sluggish corporate earnings, and geopolitical tensions kept investors on edge. In this environment, large-capitalization stocks -- as represented by the S&P 500 Index -- returned -24.76 percent. Large-cap stocks outperformed small-cap stocks, as measured by the Russell 2000 Index (-26.97 percent), and underperformed mid-cap stocks, as measured by the S&P Midcap 400 Index (-23.45 percent). The utilities sector -- which represented approximately 2.86 percent of the S&P 500 Index as of March 31, 2003 -- was the worst performing sector, returning -34.39 percent for the 12-month period. The health care sector -- which represented approximately
15.62 percent of the S&P 500 Index as of March 31, 2003 -- was the best performing sector, returning -17.49 percent for the 12-month period.

As designed, the Fund's -25.22 percent return closely tracked the return of the S&P 500 Index. The difference in performance was driven by transaction costs and Fund expenses. Given the Fund's passive strategy, changes to the portfolio were the result of changes within the benchmark index. There were 23 additions and deletions to the S&P 500 during the 12-month reporting period, and all of these changes were incorporated into the Fund. The regular quarterly share rebalances occurred on June 21, 2002, September 20, 2002, December 20, 2002, and March 21, 2003, and these changes were incorporated as well.

Going forward, we will continue to follow a passive strategy designed to provide returns that approximate those of the Index.

[CHART]

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                  STOCK INDEX FUND     S&P 500 INDEX
10/7/1996              10,000             10,000

3/31/1997              10,819             11,124

3/31/1998              15,921             16,458

3/31/1999              18,749             19,498

3/31/2000              21,986             22,993

3/31/2001              17,165             18,012

3/31/2002              17,105             18,059

3/31/2003              12,791             13,588

The S&P 500 Index is the Standard and Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[SIDENOTE]

FUND MANAGER

[PHOTO OF LUCY QUINTANA JOHNSTON]

LUCY QUINTANA JOHNSTON
WITH NORTHERN TRUST
SINCE 1997

FUND STATISTICS

INCEPTION DATE: October 7, 1996
TOTAL NET ASSETS: $306 million
NET ASSET VALUE: $10.49
TICKER SYMBOL: NOSIX
3-YEAR BETA: 1.00
DIVIDEND SCHEDULE: Quarterly

TOTAL RETURNS PERIOD ENDED 3/31/03

ONE YEAR                             (25.22)%
THREE YEAR                           (16.52)%
FIVE YEAR                             (4.28)%
AVERAGE ANNUAL SINCE INCEPTION         3.87%

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

Visit northernfunds.com for the most recent performance information.

EQUITY FUNDS 14 NORTHERN FUNDS ANNUAL REPORT

                                                                    EQUITY FUNDS

  PORTFOLIO MANAGEMENT COMMENTARY

  TECHNOLOGY FUND

Technology stocks performed poorly during the past year. The sector's negative returns were largely driven by the ongoing bear market for stocks in general and more specifically by the poor operating environment for technology companies. Corporate spending on technology investment remained suppressed throughout the year. As a result, investors continued to shift money from this sector to areas with better fundamentals.

The Fund registered modest outperformance compared with the Morgan Stanley
High Tech 35 Index during the 12-month period. Over this time, we made few significant changes to the portfolio. We maintained a relatively cautious view regarding the technology industry sector and therefore continued our focus on the more defensive areas within the sector. Specifically, we targeted consumer-oriented end markets (e.g., gaming software producers), transaction processing companies, and some of the larger, blue-chip technology companies. It was our belief that these companies would better weather the storm of weak corporate technology spending. During the latter part of the reporting period, however, we began to add some higher-growth, higher-risk positions in small doses where we found compelling opportunities.

The after-effects of the heavy spending on technology products and the excessive speculation of the late 1990s continue to linger in the form of very difficult business conditions. Fortunately, many leading technology companies remain healthy and, in most cases, unburdened by debt. An upturn in the business environment should therefore result in improved stock price performance from technology firms in the years ahead. The general business environment will be the primary influence on the sector. A change in business behavior from cautious to expansionary would have a profoundly positive effect on the business results of many technology companies. Another key determinant of performance will be the direction of investor sentiment. Currently, sentiment is fairly negative as many investors doubt that improvements in the business climate will come soon. An improvement in investor sentiment would be very positive for technology shares. In this environment, we will continue to use fundamental analysis to identify attractive opportunities in individual companies and alert us to risks that require attention.

[CHART]

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                        TECHONOLOGY       MORGAN STANLEY
                           FUND         HIGH TECH 35 INDEX       S&P 500 INDEX
4/1/1996                  10,000             10,000                 10,000

3/31/1997                 12,080             11,204                 11,980

3/31/1998                 18,439             17,140                 17,724

3/31/1999                 33,183             32,242                 20,998

3/31/2000                 84,379             67,109                 24,761

3/31/2001                 27,956             33,130                 19,398

3/31/2002                 24,628             28,740                 19,448

3/31/2003                 15,868             18,203                 14,633

The Morgan Stanley High Tech 35 Index is an unmanaged index that tracks the performance of stocks within the technology sector.

The S&P 500 Index is the Standard and Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[SIDENOTE]

FUND MANAGERS

[PHOTO OF GEORGE J. GILBERT AND JOHN B. LEO]

GEORGE J. GILBERT
WITH NORTHERN TRUST
SINCE 1980

JOHN B. LEO
WITH NORTHERN TRUST
SINCE 1984

FUND STATISTICS

INCEPTION DATE: April 1, 1996
TOTAL NET ASSETS: $278 million
NET ASSET VALUE: $7.39
TICKER SYMBOL: NTCHX
3-YEAR BETA: 2.23
DIVIDEND SCHEDULE: Annually

TOTAL RETURNS PERIOD ENDED 3/31/03

ONE YEAR                             (35.57)%
THREE YEAR                           (42.71)%
FIVE YEAR                             (2.96)%
AVERAGE ANNUAL SINCE INCEPTION         6.82%

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares.

Technology stocks may be very volatile and mutual funds which concentrate in one market sector are generally riskier than more diversified strategies.

Visit northernfunds.com for the most recent performance information.

                                    NORTHERN FUNDS ANNUAL REPORT 15 EQUITY FUNDS

EQUITY FUNDS

  STATEMENTS OF ASSETS AND LIABILITIES

                                           GLOBAL                        GROWTH                     INTERNATIONAL   INTERNATIONAL
AMOUNTS IN THOUSANDS,                  COMMUNICATIONS     GROWTH      OPPORTUNITIES     INCOME         GROWTH          SELECT
EXCEPT PER SHARE DATA                       FUND        EQUITY FUND       FUND        EQUITY FUND    EQUITY FUND     EQUITY FUND
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at cost                           $5,137      $582,589         $15,557      $219,618        $173,727         $41,322
Investments, at fair value                     $4,081      $549,337         $15,888      $218,852        $168,409         $39,798
Cash                                                1             -             131             -               1               1
Foreign currencies, at fair value
  (cost $48, $11)                                   -             -               -             -              49              11
Interest income receivable                          -             1               -         1,026               -               -
Dividend income receivable                          3           663               2           137             871             202
Receivable for foreign tax withheld                 -             -               -             -             222             155
Receivable for securities sold                      -        13,037             223         2,167           1,626             410
Receivable for fund shares sold                     -           320               -           666             116               -
Receivable from investment adviser                  -            15               2            14               6               2
Unrealized gain on forward foreign
  currency exchange contracts                       -             -               -             -               7               2
Prepaid and other assets                            -             1               -             -               -               -
Total Assets                                    4,085       563,374          16,246       222,862         171,307          40,581
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for securities purchased                    -             -             131         4,703           2,415             569
Payable for variation margin on
  futures contracts                                 -             -               -             -               -               -
Payable for fund shares redeemed                   13           250              16           147             175              97
Payable to affiliates:
  Investment advisory fees                          1            94               3            36              33               8
  Administration fees                               -            17               1             6               5               1
  Custody and accounting fees                       4             7               1             2               9               9
  Transfer agent fees                               -            11               -             4               3               1
Accrued registration fees and other
  liabilities                                      10            34             208            20              16               9
Total Liabilities                                  28           413             360         4,918           2,656             694
---------------------------------------------------------------------------------------------------------------------------------
Net Assets                                     $4,057      $562,961         $15,886      $217,944        $168,651         $39,887
---------------------------------------------------------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS:
Capital stock                                 $83,102      $703,146         $46,978      $229,202        $399,466        $117,636
Undistributed net investment
  income (loss)                                   (13)           74             (16)          226             955              14
Accumulated undistributed net
  realized loss                               (77,976)     (107,007)        (31,407)      (10,718)       (226,483)        (76,266)
Net unrealized appreciation
  (depreciation)                               (1,056)      (33,252)            331          (766)         (5,287)         (1,497)
Net Assets                                     $4,057      $562,961         $15,886      $217,944        $168,651         $39,887
---------------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING ($.0001 PAR VALUE,
  UNLIMITED AUTHORIZATION)                      2,169        48,920           3,559        21,480          28,222           7,306

NET ASSET VALUE, REDEMPTION AND
  OFFERING PRICE PER SHARE                      $1.87        $11.51           $4.46        $10.15           $5.98           $5.46

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 16 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2003

AMOUNTS IN THOUSANDS,                    LARGE CAP       MID CAP        SELECT        SMALL CAP
EXCEPT PER SHARE DATA                   VALUE FUND     GROWTH FUND    EQUITY FUND    GROWTH FUND
------------------------------------------------------------------------------------------------
ASSETS:
Investments, at cost                       $471,544       $213,154       $368,230       $116,471
Investments, at fair value                 $423,585       $229,449       $386,771       $121,687
Cash                                              1              -              1            491
Foreign currencies, at fair value
  (cost $48, $11)                                 -              -              -              -
Interest income receivable                        1              -              -              -
Dividend income receivable                      674             26            439             23
Receivable for foreign tax withheld               -              -              -              -
Receivable for securities sold                5,700          4,765              -            781
Receivable for fund shares sold               1,136             81          7,712             37
Receivable from investment adviser               20             12             71              -
Unrealized gain on forward foreign
  currency exchange contracts                     -              -              -              -
Prepaid and other assets                          -              -              -              -
Total Assets                                431,117        234,333        394,994        123,019
------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for securities purchased              1,923          9,150              -          1,211
Payable for variation margin on
  futures contracts                               -              -              -              -
Payable for fund shares redeemed                351            188            538             90
Payable to affiliates:
  Investment advisory fees                       71             38             64             24
  Administration fees                            13              6             11              3
  Custody and accounting fees                     7              1              2              1
  Transfer agent fees                             8              4              8              2
Accrued registration fees and other
  liabilities                                     9             16             88              9
Total Liabilities                             2,382          9,403            711          1,340
------------------------------------------------------------------------------------------------
Net Assets                                 $428,735       $224,930       $394,283       $121,679
------------------------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS:
Capital stock                              $514,258       $444,012       $585,019       $355,425
Undistributed net investment
  income (loss)                               1,866              -              -              -
Accumulated undistributed net
  realized loss                             (39,430)      (235,377)      (209,277)      (238,962)
Net unrealized appreciation
  (depreciation)                            (47,959)        16,295         18,541          5,216
Net Assets                                 $428,735       $224,930       $394,283       $121,679
------------------------------------------------------------------------------------------------
SHARES OUTSTANDING ($.0001 PAR VALUE,
  UNLIMITED AUTHORIZATION)                   48,011         24,792         26,563         18,058

NET ASSET VALUE, REDEMPTION AND
  OFFERING PRICE PER SHARE                    $8.93          $9.07         $14.84          $6.74

AMOUNTS IN THOUSANDS,                    SMALL CAP      SMALL CAP        STOCK       TECHNOLOGY
EXCEPT PER SHARE DATA                   INDEX FUND     VALUE FUND      INDEX FUND       FUND
------------------------------------------------------------------------------------------------
ASSETS:
Investments, at cost                       $212,359       $249,628       $326,076       $342,706
Investments, at fair value                 $174,083       $235,653       $305,434       $274,915
Cash                                            179              -              2              1
Foreign currencies, at fair value
  (cost $48, $11)                                 -              -              -              -
Interest income receivable                        -              1              -              -
Dividend income receivable                      230            472            426            201
Receivable for foreign tax withheld               -              -              -              -
Receivable for securities sold                  201              1            543          3,178
Receivable for fund shares sold                 138             91            121            202
Receivable from investment adviser                8             23             20            101
Unrealized gain on forward foreign
  currency exchange contracts                     -              -              -              -
Prepaid and other assets                          -              1              1              4
Total Assets                                174,839        236,242        306,547        278,602
------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for securities purchased                671              -            225              -
Payable for variation margin on
  futures contracts                              51             29            119              -
Payable for fund shares redeemed                192            333            285            766
Payable to affiliates:
  Investment advisory fees                       17             39             24             55
  Administration fees                             5              7              9              8
  Custody and accounting fees                     6             17              3              2
  Transfer agent fees                             3              5              6              6
Accrued registration fees and other
  liabilities                                     8             11             17             86
Total Liabilities                               953            441            688            923
------------------------------------------------------------------------------------------------
Net Assets                                 $173,886       $235,801       $305,859       $277,679
------------------------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS:
Capital stock                              $256,795       $269,586       $352,682     $1,450,429
Undistributed net investment
  income (loss)                                 678          3,142             47              -
Accumulated undistributed net
  realized loss                             (45,314)       (23,022)       (26,198)    (1,104,959)
Net unrealized appreciation
  (depreciation)                            (38,273)       (13,905)       (20,672)       (67,791)
Net Assets                                 $173,886       $235,801       $305,859       $277,679
------------------------------------------------------------------------------------------------
SHARES OUTSTANDING ($.0001 PAR VALUE,
  UNLIMITED AUTHORIZATION)                   30,242         26,206         29,146         37,571

NET ASSET VALUE, REDEMPTION AND
  OFFERING PRICE PER SHARE                    $5.75          $9.00         $10.49          $7.39

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 17 EQUITY FUNDS

EQUITY FUNDS

  STATEMENTS OF OPERATIONS

                                           GLOBAL                        GROWTH                     INTERNATIONAL   INTERNATIONAL
                                       COMMUNICATIONS     GROWTH      OPPORTUNITIES     INCOME         GROWTH          SELECT
AMOUNTS IN THOUSANDS                        FUND        EQUITY FUND       FUND        EQUITY FUND    EQUITY FUND     EQUITY FUND
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividend income                                   $32        $8,585(1)          $70        $4,912          $4,094(2)         $911(3)
Interest income                                     5           121              14         4,078              67              15
  Total Investment Income                          37         8,706              84         8,990           4,161             926
---------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                           68         6,390             262         1,817           2,471             644
Administration fees                                 8           989              34           282             326              85
Custody and accounting fees                        62           166              58            71             280             113
Transfer agent fees                                 6           659              23           188             218              57
Registration fees                                  12            17              13            17              26              17
Printing fees                                      17            66              17            21              20              18
Professional fees                                   -            28              10             7              11               7
Trustee fees and expenses                           3             9               3             3               3               3
Other                                               -            44               8            29              33              17
---------------------------------------------------------------------------------------------------------------------------------
Total Expenses:                                   176         8,368             428         2,435           3,388             961
Less voluntary waivers of
  investment advisory fees                         (8)         (788)            (32)         (219)           (297)            (78)
Less expenses reimbursed by
  investment adviser                              (94)         (981)           (109)         (336)           (361)           (170)
Less custodian credits                              -             -               -             -               -               -
  Net Expenses                                     74         6,599             287         1,880           2,730             713
---------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                      (37)        2,107            (203)        7,110           1,431             213
---------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
GAINS (LOSSES):
Net realized gains (losses) on:
  Investments                                  (3,165)      (73,068)         (2,736)       (9,335)        (35,353)        (10,903)
  Options                                           -           136               -             -               -               -
  Futures contracts                                 -             -               -             -             197             (14)
  Foreign currency transactions                     -             -               -             -            (229)           (102)
Net change in unrealized
  appreciation (depreciation) on:
  Investments                                      42      (148,590)         (5,550)      (12,285)        (24,918)         (5,386)
  Options, futures contracts, foreign
  currency transactions and forward
  foreign currency contracts                        -             -               -             -              22               4
Net change in unrealized gains on
  translation of other assets and
  liabilities denominated in foreign
  currencies                                        -             -               -             -              31              21
  Net Losses on Investments and
    Foreign Currency                           (3,123)     (221,522)         (8,286)      (21,620)        (60,250)        (16,380)
---------------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                             $(3,160)    $(219,415)        $(8,489)     $(14,510)       $(58,819)       $(16,167)

(1) NET OF $15 IN NON-RECLAIMABLE FOREIGN WITHHOLDING TAXES.
(2) NET OF $483 IN NON-RECLAIMABLE FOREIGN WITHHOLDING TAXES.
(3) NET OF $106 IN NON-RECLAIMABLE FOREIGN WITHHOLDING TAXES.

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 18 NORTHERN FUNDS ANNUAL REPORT

                                        FOR THE FISCAL YEAR ENDED MARCH 31, 2003

                                         LARGE CAP       MID CAP        SELECT        SMALL CAP
AMOUNTS IN THOUSANDS                    VALUE FUND     GROWTH FUND    EQUITY FUND    GROWTH FUND
------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividend income                              $9,622           $718         $3,179           $457
Interest income                                 189             67            396             81
  Total Investment Income                     9,811            785          3,575            538
------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                      3,605          2,577          3,965          1,888
Administration fees                             560            399            573            248
Custody and accounting fees                     128            109            127             86
Transfer agent fees                             374            266            382            165
Registration fees                                42             17             25             16
Printing fees                                    21             22             24             24
Professional fees                                 -              6             16              7
Trustee fees and expenses                         3              3              3              3
Other                                             4             31            222             13
------------------------------------------------------------------------------------------------
Total Expenses:                               4,737          3,430          5,337          2,450
Less voluntary waivers of
  investment advisory fees                     (430)          (317)          (717)          (234)
Less expenses reimbursed by
  investment adviser                           (198)          (433)          (799)          (145)
Less custodian credits                            -             (6)             -              -
  Net Expenses                                4,109          2,674          3,821          2,071
------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                  5,702         (1,889)          (246)        (1,533)
------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
GAINS (LOSSES):
Net realized gains (losses) on:
  Investments                               (32,410)       (37,862)       (90,093)       (28,825)
  Options                                         -              -              -              -
  Futures contracts                               -              -              -              -
  Foreign currency transactions                   -              -              -              -
Net change in unrealized
  appreciation (depreciation) on:
  Investments                               (68,025)       (31,950)       (17,090)       (31,559)
  Options, futures contracts, foreign
  currency transactions and forward
  foreign currency contracts                      -              -              -              -
Net change in unrealized gains on
  translation of other assets and
  liabilities denominated in foreign
  currencies                                      -              -              -              -
  Net Losses on Investments and
    Foreign Currency                       (100,435)       (69,812)      (107,183)       (60,384)
------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                          $(94,733)      $(71,701)     $(107,429)      $(61,917)

                                         SMALL CAP      SMALL CAP        STOCK       TECHNOLOGY
AMOUNTS IN THOUSANDS                    INDEX FUND     VALUE FUND      INDEX FUND       FUND
------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividend income                              $3,494         $5,990         $6,511           $970
Interest income                                  84            156             98            210
  Total Investment Income                     3,578          6,146          6,609          1,180
------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                      1,538          2,948          2,048          3,874
Administration fees                             372            423            571            509
Custody and accounting fees                     518            214            160            106
Transfer agent fees                             248            282            381            340
Registration fees                                18             32             20             22
Printing fees                                    23             24             47             46
Professional fees                                 7              7             20              2
Trustee fees and expenses                         3              3              6              6
Other                                             6             21             15            302(1)
------------------------------------------------------------------------------------------------
Total Expenses:                               2,733          3,954          3,268          5,207
Less voluntary waivers of
  investment advisory fees                     (299)          (549)          (525)          (479)
Less expenses reimbursed by
  investment adviser                           (824)          (583)          (649)          (484)
Less custodian credits                            -              -              -              -
  Net Expenses                                1,610          2,822          2,094          4,244
------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                  1,968          3,324          4,515         (3,064)
------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
GAINS (LOSSES):
Net realized gains (losses) on:
  Investments                               (39,125)           538        (15,970)      (171,731)
  Options                                         -              -              -            305
  Futures contracts                          (1,971)        (4,140)        (2,777)             -
  Foreign currency transactions                   -              -              -              -
Net change in unrealized
  appreciation (depreciation) on:
  Investments                               (53,527)       (70,061)      (106,870)        (4,129)
  Options, futures contracts, foreign
  currency transactions and forward
  foreign currency contracts                   (221)          (266)           (45)           (98)
Net change in unrealized gains on
  translation of other assets and
  liabilities denominated in foreign
  currencies                                      -              -              -              -
  Net Losses on Investments and
    Foreign Currency                        (94,844)       (73,929)      (125,662)      (175,653)
------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                          $(92,876)      $(70,605)     $(121,147)     $(178,717)

(1) INCLUDES $284 OF SHAREHOLDER SERVICING FEES.

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 19 EQUITY FUNDS

EQUITY FUNDS

  STATEMENTS OF CHANGES IN NET ASSETS

                                                       GLOBAL                                          GROWTH
                                                   COMMUNICATIONS           GROWTH EQUITY           OPPORTUNITIES
                                                        FUND                    FUND                    FUND
AMOUNTS IN THOUSANDS                              2003        2002        2003        2002        2003        2002
--------------------------------------------------------------------------------------------------------------------
OPERATIONS:

Net investment income (loss)                        $(37)      $(148)     $2,107      $1,225       $(203)      $(411)
Net realized gains (losses) on investments,
  options, futures contracts, and foreign
  currency transactions                           (3,165)    (28,939)    (72,932)    (33,452)     (2,736)     (7,564)

Net change in unrealized appreciation
  (depreciation) on investments, options,
  futures contracts, foreign currency
  transactions, and forward foreign
  currency contracts                                  42      22,303    (148,590)     18,614      (5,550)      7,537

Net change in unrealized gains (losses) on
  translation of other assets and liabilities
  denominated in foreign currencies                    -           -           -           -           -           -

  Net Increase (Decrease) in Net Assets
  Resulting from Operations                       (3,160)     (6,784)   (219,415)    (13,613)     (8,489)       (438)
--------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold                            473       4,219      83,801     120,848       4,444      17,594

Reinvestment of dividends                              -           -         421       1,327           -          10

Payments for shares redeemed                      (3,010)    (23,731)   (171,064)   (178,985)    (11,567)    (39,361)

  Net Increase (Decrease) in Net Assets
  Resulting from Capital Share
  Transactions                                    (2,537)    (19,512)    (86,842)    (56,810)     (7,123)    (21,757)
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID:

From net investment income                             -           -      (1,958)     (1,175)          -         (47)

From net realized gains                                -           -           -      (1,217)          -           -

  Total Distributions Paid                             -           -      (1,958)     (2,392)          -         (47)
--------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (5,697)    (26,296)   (308,215)    (72,815)    (15,612)    (22,242)

NET ASSETS:

Beginning of year                                  9,754      36,050     871,176     943,991      31,498      53,740

End of year                                       $4,057      $9,754    $562,961    $871,176     $15,886     $31,498
--------------------------------------------------------------------------------------------------------------------
ACCUMULATED UNDISTRIBUTED NET INVESTMENT
  INCOME (LOSS)                                     $(13)       $(21)        $74         $20        $(16)       $(22)

                                                                            INTERNATIONAL
                                                       INCOME                  GROWTH
                                                     EQUITY FUND             EQUITY FUND
AMOUNTS IN THOUSANDS                              2003        2002        2003        2002
--------------------------------------------------------------------------------------------
OPERATIONS:

Net investment income (loss)                      $7,110      $5,486      $1,431      $1,328

Net realized gains (losses) on investments,
  options, futures contracts, and foreign
  currency transactions                           (9,335)       (989)    (35,385)   (104,445)

Net change in unrealized appreciation
  (depreciation) on investments, options,
  futures contracts, foreign currency
  transactions, and forward foreign
  currency contracts                             (12,285)      7,447     (24,896)     61,790

Net change in unrealized gains (losses) on
  translation of other assets and liabilities
  denominated in foreign currencies                    -           -          31        (360)

  Net Increase (Decrease) in Net Assets
  Resulting from Operations                      (14,510)     11,944     (58,819)    (41,687)
--------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold                         96,336      69,423     294,952     622,706

Reinvestment of dividends                          1,527       1,461         267         473

Payments for shares redeemed                     (47,620)    (58,887)   (305,184)   (749,622)

  Net Increase (Decrease) in Net Assets
  Resulting from Capital Share
  Transactions                                    50,243      11,997      (9,965)   (126,443)
--------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID:

From net investment income                        (6,869)     (5,427)     (1,700)       (316)

From net realized gains                                -        (750)          -        (503)

  Total Distributions Paid                        (6,869)     (6,177)     (1,700)       (819)
--------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS           28,864      17,764     (70,484)   (168,949)

NET ASSETS:

Beginning of year                                189,080     171,316     239,135     408,084

End of year                                     $217,944    $189,080    $168,651    $239,135
--------------------------------------------------------------------------------------------
ACCUMULATED UNDISTRIBUTED NET INVESTMENT
  INCOME (LOSS)                                     $226         $55        $955      $1,453

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 20 NORTHERN FUNDS ANNUAL REPORT

                                            FOR THE FISCAL YEARS ENDED MARCH 31,

                                                   INTERNATIONAL
                                                       SELECT                LARGE CAP                MID CAP
                                                    EQUITY FUND              VALUE FUND             GROWTH FUND
                                                  2003        2002        2003        2002        2003        2002
--------------------------------------------------------------------------------------------------------------------
OPERATIONS:

Net investment income (loss)                        $213        $250      $5,702      $1,918     $(1,889)    $(1,763)

Net realized gains (losses) on investments,
  options, futures contracts, and foreign
  currency transactions                          (11,019)    (28,005)    (32,410)     (6,828)    (37,862)    (77,360)

Net change in unrealized appreciation
  (depreciation) on investments, options,
  futures contracts, foreign currency
  transactions, and forward foreign
  currency contracts                              (5,382)     12,096     (68,025)     19,796     (31,950)     94,746

Net change in unrealized gains (losses) on
  translation of other assets and liabilities
  denominated in foreign currencies                   21         (55)          -           -           -           -
  Net Increase (Decrease) in Net Assets
  Resulting from Operations                      (16,167)    (15,714)    (94,733)     14,886     (71,701)     15,623
--------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold                         91,243     179,529     353,173     229,435      69,874     155,641

Reinvestment of dividends                            160          16       1,042         439           -           -

Payments for shares redeemed                    (100,065)   (228,260)    (94,740)    (38,524)   (103,248)   (209,726)

  Net Increase (Decrease) in Net Assets
  Resulting from Capital Share
  Transactions                                    (8,662)    (48,715)    259,475     191,350     (33,374)    (54,085)
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID:

From net investment income                          (522)        (60)     (4,700)     (1,200)          -           -

From net realized gains                                -           -           -        (327)          -           -

  Total Distributions Paid                          (522)        (60)     (4,700)     (1,527)          -           -
--------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS          (25,351)    (64,489)    160,042     204,709    (105,075)    (38,462)

NET ASSETS:

Beginning of year                                 65,238     129,727     268,693      63,984     330,005     368,467

End of Year                                      $39,887     $65,238    $428,735    $268,693    $224,930    $330,005
--------------------------------------------------------------------------------------------------------------------
ACCUMULATED UNDISTRIBUTED NET INVESTMENT
  INCOME (LOSS)                                      $14        $426      $1,866        $864         $ -         $ -

                                                       SELECT                 SMALL CAP
                                                     EQUITY FUND             GROWTH FUND
                                                  2003        2002        2003        2002
--------------------------------------------------------------------------------------------
OPERATIONS:

Net investment income (loss)                       $(246)      $(684)    $(1,533)    $(2,407)

Net realized gains (losses) on investments,
  options, futures contracts, and foreign
  currency transactions                          (90,093)    (69,051)    (28,825)    (28,813)

Net change in unrealized appreciation
  (depreciation) on investments, options,
  futures contracts, foreign currency
  transactions, and forward foreign
  currency contracts                             (17,090)     57,519     (31,559)     34,533

Net change in unrealized gains (losses) on
  translation of other assets and liabilities
  denominated in foreign currencies                    -           -           -           -
  Net Increase (Decrease) in Net Assets
  Resulting from Operations                     (107,429)    (12,216)    (61,917)      3,313
--------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold                        183,342     145,496      38,354     130,420

Reinvestment of dividends                              -         471           -           -

Payments for shares redeemed                    (110,478)   (119,234)    (78,501)   (165,666)

  Net Increase (Decrease) in Net Assets
  Resulting from Capital Share
  Transactions                                    72,864      26,733     (40,147)    (35,246)
--------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID:

From net investment income                             -           -           -           -

From net realized gains                                -        (681)          -           -

  Total Distributions Paid                             -        (681)          -           -
--------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS          (34,565)     13,836    (102,064)    (31,933)

NET ASSETS:

Beginning of year                                428,848     415,012     223,743     255,676

End of Year                                     $394,283    $428,848    $121,679    $223,743
--------------------------------------------------------------------------------------------
ACCUMULATED UNDISTRIBUTED NET INVESTMENT
  INCOME (LOSS)                                      $ -         $ -         $ -         $ -

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 21 EQUITY FUNDS

EQUITY FUNDS

                                                   SMALL CAP            SMALL CAP             STOCK               TECHNOLOGY
                                                   INDEX FUND           VALUE FUND          INDEX FUND               FUND
AMOUNTS IN THOUSANDS                            2003       2002       2003      2002      2003       2002      2003        2002
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:

Net investment income (loss)                    $1,968     $1,646     $3,324    $1,315    $4,515     $4,235    $(3,064)   $(6,458)

Net realized gains (losses) on investment
  transactions, options, futures contracts,
  and foreign currency transactions            (41,096)      (739)    (3,602)  (18,835)  (18,747)    (1,865)  (171,426)  (334,228)

Net change in unrealized appreciation
  (depreciation) on investments, options,
  futures contracts, foreign currency
  transactions, and forward foreign
  currency contracts                           (53,748)    25,147    (70,327)   65,762  (106,915)    (5,292)    (4,227)   259,014

  Net Increase (Decrease) in Net Assets
  Resulting from Operations                    (92,876)    26,054    (70,605)   48,242  (121,147)    (2,922)  (178,717)   (81,672)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold                       90,419    263,832    124,600   222,532    95,947    172,171     62,935    171,072

Reinvestment of dividends                          444        352        296     9,501     1,158      1,019          -          -

Payments for shares redeemed                  (138,120)   (56,110)  (105,208) (158,652) (160,286)  (112,849)  (140,233)  (327,145)

  Net Increase (Decrease) in Net Assets
  Resulting from Capital Share
  Transactions                                 (47,257)   208,074     19,688    73,381   (63,181)    60,341    (77,298)  (156,073)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID:

From net investment income                      (1,676)    (1,030)    (1,200)     (279)   (4,488)    (4,235)         -          -

From net realized gains                           (430)      (391)         -   (11,523)        -       (293)         -          -

  Total Distributions Paid                      (2,106)    (1,421)    (1,200)  (11,802)   (4,488)    (4,528)         -          -
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS       (142,239)   232,707    (52,117)  109,821  (188,816)    52,891   (256,015)  (237,745)

NET ASSETS:

Beginning of year                              316,125     83,418    287,918   178,097   494,675    441,784    533,694    771,439

End of year                                   $173,886   $316,125   $235,801  $287,918  $305,859   $494,675   $277,679   $533,694
---------------------------------------------------------------------------------------------------------------------------------
ACCUMULATED UNDISTRIBUTED NET INVESTMENT
  INCOME                                          $678       $569     $3,142    $1,208       $47        $33        $ -        $ -

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 22 NORTHERN FUNDS ANNUAL REPORT

                                                                    EQUITY FUNDS

FINANCIAL HIGHLIGHTS                        FOR THE FISCAL YEARS ENDED MARCH 31,

                                                                      GLOBAL COMMUNICATIONS FUND
SELECTED PER SHARE DATA                                          2003          2002           2001 (3)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $2.98         $4.17         $10.00

LOSS FROM INVESTMENT OPERATIONS:

Net investment loss                                               (0.04)        (0.05)             -

Net realized and unrealized losses                                (1.07)        (1.14)         (5.83)

  Total Loss from Investment Operations                           (1.11)        (1.19)         (5.83)
-----------------------------------------------------------------------------------------------------

Net Asset Value, End of Period                                    $1.87         $2.98          $4.17
-----------------------------------------------------------------------------------------------------

TOTAL RETURN (1)                                                 (37.25)%      (28.54)%       (58.30)%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of period                          $4,057        $9,754        $36,050

Ratio to average net assets of: (2)

  Expenses, net of waivers and reimbursements                      1.30%         1.30%          1.30%

  Expenses, before waivers and reimbursements                      3.09%         2.30%          1.77%

  Net investment loss, net of waivers and reimbursements          (0.65)%       (0.72)%        (0.55)%

  Net investment loss, before waivers and reimbursements          (2.44)%       (1.72)%        (1.02)%

Portfolio Turnover Rate                                           61.60%        97.55%        195.12%

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENTS OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR. TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
(2)  ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
(3)  COMMENCED INVESTMENT OPERATIONS ON MAY 15, 2000.

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 23 EQUITY FUNDS

EQUITY FUNDS

                                                                                    GROWTH EQUITY FUND
SELECTED PER SHARE DATA                                    2003          2002          2001          2000            1999
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                           $15.66        $15.90        $25.55          $21.94        $18.62

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income                                          0.04          0.02             -            0.01          0.02

Net realized and unrealized gains (losses)                    (4.15)        (0.22)        (6.62)           5.61          4.51

  Total Income (Loss) from Investment Operations              (4.11)        (0.20)        (6.62)           5.62          4.53
-----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:

  From net investment income                                  (0.04)        (0.02)            -           (0.01)        (0.02)

  From net realized gains                                         -         (0.02)        (3.03)          (2.00)        (1.19)

    Total Distributions Paid                                  (0.04)        (0.04)        (3.03)          (2.01)        (1.21)

-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                 $11.51        $15.66        $15.90          $25.55        $21.94
-----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (1)                                             (26.25)%       (1.24)%      (27.23)%         27.60%        24.72%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year                      $562,961      $871,176      $943,991      $1,368,880      $640,948

Ratio to average net assets of:

  Expenses, net of waivers and reimbursements                  1.00%         1.00%         1.00%           1.00%         1.00%

  Expenses, before waivers and reimbursements                  1.27%         1.30%         1.29%           1.30%         1.30%

  Net investment income (loss), net of waivers and
    reimbursements                                             0.32%         0.13%        (0.09)%         (0.12)%        0.08%

  Net investment income (loss), before waivers and
    reimbursements                                             0.05%        (0.17)%       (0.38)%         (0.42)%       (0.22)%

Portfolio Turnover Rate                                       50.79%        42.78%        58.89%          88.01%        49.67%

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR.

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 24 NORTHERN FUNDS ANNUAL REPORT

                                            FOR THE FISCAL YEARS ENDED MARCH 31,

                                                                      GROWTH OPPORTUNITIES FUND
SELECTED PER SHARE DATA                                         2003          2002           2001 (3)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $6.39         $6.22         $10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment loss                                               (0.09)        (0.09)             -

Net realized and unrealized gains (losses)                        (1.84)         0.27          (3.78)

  Total Income (Loss) from Investment Operations                  (1.93)         0.18          (3.78)
----------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:

  From net investment income                                          -         (0.01)             -

  Total Distributions Paid                                            -         (0.01)             -
----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $4.46         $6.39          $6.22
----------------------------------------------------------------------------------------------------

TOTAL RETURN (1)                                                 (30.20)%        2.87%        (37.80)%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of period                         $15,886       $31,498        $53,740

Ratio to average net assets of: (2)

  Expenses, net of waivers and reimbursements                      1.25%         1.25%          1.25%

  Expenses, before waivers and reimbursements                      1.87%         1.70%          2.05%

  Net investment loss, net of waivers and reimbursements          (0.88)%       (0.91)%        (0.27)%

  Net investment loss, before waivers and reimbursements          (1.50)%       (1.36)%        (1.07)%

Portfolio Turnover Rate                                          306.40%       254.63%        218.08%

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE PERIOD, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE PERIOD. TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
(2)  ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
(3)  COMMENCED INVESTMENT OPERATIONS ON SEPTEMBER 26, 2000.

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 25 EQUITY FUNDS

EQUITY FUNDS

                                                                                  INCOME EQUITY FUND
SELECTED PER SHARE DATA                                     2003         2002         2001         2000         1999
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $11.41       $11.07       $14.26       $12.73       $13.81

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income                                           0.39         0.35         0.34         0.31         0.46

Net realized and unrealized gains (losses)                     (1.27)        0.39        (1.39)        2.02        (0.41)

  Total Income (Loss) from Investment Operations               (0.88)        0.74        (1.05)        2.33         0.05
------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:

  From net investment income                                   (0.38)       (0.35)       (0.35)       (0.29)       (0.48)

  From net realized gains                                          -        (0.05)       (1.79)       (0.51)       (0.65)

  Total Distributions Paid                                     (0.38)       (0.40)       (2.14)       (0.80)       (1.13)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                  $10.15       $11.41       $11.07       $14.26       $12.73
------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (1)                                               (7.77)%       6.80%       (7.54)%      19.10%        0.67%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year                       $217,944     $189,080     $171,316     $220,754     $118,414

Ratio to average net assets of:

  Expenses, net of waivers and reimbursements                   1.00%        1.00%        1.00%        1.00%        1.00%

  Expenses, before waivers and reimbursements                   1.30%        1.33%        1.32%        1.34%        1.35%

  Net investment income, net of waivers and reimbursements      3.78%        3.13%        2.55%        2.44%        3.54%

  Net investment income, before waivers and reimbursements      3.48%        2.80%        2.23%        2.10%        3.19%

Portfolio Turnover Rate                                        48.77%       60.90%       74.17%      125.49%       79.95%

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR.

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 26 NORTHERN FUNDS ANNUAL REPORT

                                            FOR THE FISCAL YEARS ENDED MARCH 31,

                                                                                 INTERNATIONAL GROWTH EQUITY FUND
SELECTED PER SHARE DATA                                     2003             2002             2001          2000          1999
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                             $7.93            $9.05           $14.32        $12.57        $11.66

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income                                           0.05             0.05             0.06          0.26          0.13

Net realized and unrealized gains (losses)                     (1.95)           (1.15)           (3.62)         3.37          1.36

  Total Income (Loss) from Investment Operations               (1.90)           (1.10)           (3.56)         3.63          1.49
----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:

  From net investment income                                   (0.05)           (0.01)           (0.03)            -             -

  In excess of net investment income                               -                -                -         (0.20)        (0.12)

  From net realized gains                                          -            (0.01)           (1.68)        (1.68)        (0.46)

    Total Distributions Paid                                   (0.05)           (0.02)           (1.71)        (1.88)        (0.58)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                   $5.98            $7.93            $9.05        $14.32        $12.57
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (1)                                              (23.97)%         (12.10)%         (26.69)%       30.51%        13.04%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year                       $168,651         $239,135         $408,084      $706,553      $215,656

Ratio to average net assets of:

  Expenses, net of waivers and reimbursements                   1.26%(2)         1.26%(2)         1.25%         1.25%         1.25%

  Expenses, before waivers and reimbursements                   1.56%            1.63%            1.59%         1.58%         1.62%

  Net investment income, net of waivers and reimbursements      0.65%            0.42%            0.47%         0.35%         0.52%

  Net investment income, before waivers and reimbursements      0.35%            0.05%            0.13%         0.02%         0.15%

Portfolio Turnover Rate                                       182.39%          222.75%          185.77%       155.57%       177.89%

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENTS OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR.
(2) EXPENSE RATIO, NET OF WAIVERS AND REIMBURSEMENTS, FOR THE YEAR WOULD HAVE BEEN 1.25%, ABSENT THE EFFECT OF INTEREST EXPENSE INCURRED BY THE FUND'S TEMPORARY BORROWING AGAINST A LINE OF CREDIT.

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 27 EQUITY FUNDS

EQUITY FUNDS
  FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                INTERNATIONAL SELECT EQUITY FUND
SELECTED PER SHARE DATA                                      2003             2002            2001          2000          1999
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                             $7.41            $8.79           $14.56        $12.98        $12.52

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income                                           0.03             0.03             0.12          0.37          0.04

Net realized and unrealized gains (losses)                     (1.92)           (1.40)           (3.36)         3.57          1.08

  Total Income (Loss) from Investment Operations               (1.89)           (1.37)           (3.24)         3.94          1.12
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:

  From net investment income                                   (0.06)           (0.01)           (0.26)        (0.27)            -

  In excess of net investment income                               -                -                -             -         (0.01)

  From net realized gains                                          -                -            (2.27)        (2.09)        (0.65)

    Total Distributions Paid                                   (0.06)           (0.01)           (2.53)        (2.36)        (0.66)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                   $5.46            $7.41            $8.79        $14.56        $12.98
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (1)                                              (25.57)%         (15.63)%         (24.55)%       31.25%         9.16%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year                        $39,887          $65,238         $129,727      $257,212      $124,513

Ratio to average net assets of:

  Expenses, net of waivers and reimbursements                   1.26%(2)         1.25%            1.25%         1.25%         1.25%

  Expenses, before waivers and reimbursements                   1.70%            1.70%            1.64%         1.61%         1.66%

  Net investment income, net of waivers and reimbursements      0.38%            0.27%            0.49%         0.62%         0.38%

  Net investment income (loss), before waivers and
    reimbursements                                             (0.06)%          (0.18)%           0.10%         0.26%        (0.03)%

Portfolio Turnover Rate                                       232.18%          283.26%          185.60%       145.46%       168.19%

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR.
(2) EXPENSE RATIOS, NET OF WAIVERS AND REIMBURSEMENTS FOR THE YEAR WOULD HAVE BEEN 1.25% ABSENT THE EFFECT OF INTEREST EXPENSE INCURRED BY THE FUND'S TEMPORARY BORROWINGS AGAINST A LINE OF CREDIT.

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 28 NORTHERN FUNDS ANNUAL REPORT

                                            FOR THE FISCAL YEARS ENDED MARCH 31,

                                                                      LARGE CAP VALUE FUND
SELECTED PER SHARE DATA                                     2003             2002              2001 (3)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $11.74           $10.97           $10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income                                           0.11             0.04             0.06

Net realized and unrealized gains (losses)                     (2.81)            0.82             0.95

  Total Income (Loss) from Investment Operations               (2.70)            0.86             1.01
------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:

  From net investment income                                   (0.11)           (0.07)           (0.04)

  From net realized gains                                          -            (0.02)               -

    Total Distributions Paid                                   (0.11)           (0.09)           (0.04)
------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $8.93           $11.74           $10.97
------------------------------------------------------------------------------------------------------

TOTAL RETURN (1)                                              (23.05)%           7.85%           10.14%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of period                     $428,735         $268,693          $63,984

Ratio to average net assets of: (2)

  Expenses, net of waivers and reimbursements                   1.10%            1.10%            1.10%

  Expenses, before waivers and reimbursements                   1.27%            1.34%            2.48%

  Net investment income, net of waivers and reimbursements      1.53%            1.26%            1.76%

  Net investment income, before waivers and reimbursements      1.36%            1.02%            0.38%

Portfolio Turnover Rate                                        25.04%           19.22%           52.59%

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE PERIOD, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE PERIOD. TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
(2)  ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
(3)  COMMENCED INVESTMENT OPERATIONS ON AUGUST 3, 2000.

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 29 EQUITY FUNDS

EQUITY FUNDS

                                                                                        MID CAP GROWTH FUND
SELECTED PER SHARE DATA                                     2003             2002             2001          2000           1999 (4)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $11.65           $11.08           $24.33        $11.72        $10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment loss                                            (0.09)           (0.06)               -             -             -

Net realized and unrealized gains (losses)                     (2.49)            0.63           (10.48)        13.50          1.72

  Total Income (Loss) from Investment Operations               (2.58)            0.57           (10.48)        13.50          1.72
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:

  From net realized gains                                          -                -            (2.77)        (0.89)            -

    Total Distributions Paid                                       -                -            (2.77)        (0.89)            -
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $9.07           $11.65           $11.08        $24.33        $11.72
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (1)                                              (22.15)%           5.14%          (45.42)%      108.66%        17.19%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of period                     $224,930         $330,005         $368,467      $859,118       $77,378

Ratio to average net assets of: (2)

  Expenses, net of waivers and reimbursements                   1.01%(3)         1.00%            1.00%         1.00%         1.00%

  Expenses, before waivers and reimbursements                   1.29%            1.32%            1.29%         1.31%         1.65%

  Net investment loss, net of waivers and reimbursements       (0.71)%          (0.50)%          (0.66)%       (0.61)%       (0.51)%

  Net investment loss, before waivers and reimbursements       (0.99)%          (0.82)%          (0.95)%       (0.92)%       (1.16)%

Portfolio Turnover Rate                                       161.58%          220.46%          342.05%       156.49%       173.39%

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE PERIOD, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE PERIOD.
(2)  ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
(3) EXPENSE RATIOS, NET OF WAIVERS AND REIMBURSEMENTS, FOR THE YEAR WOULD HAVE BEEN 1.00% ABSENT THE EFFECT OF INTEREST EXPENSE INCURRED BY THE FUND'S TEMPORARY BORROWINGS AGAINST A LINE OF CREDIT.
(4)  COMMENCED INVESTMENT OPERATIONS AFTER THE CLOSE OF BUSINESS ON MARCH 31,
     1998.

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 30 NORTHERN FUNDS ANNUAL REPORT

                                            FOR THE FISCAL YEARS ENDED MARCH 31,

                                                                                        SELECT EQUITY FUND
SELECTED PER SHARE DATA                                     2003             2002             2001          2000          1999
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $19.52           $20.08           $35.87        $23.33        $19.16

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment loss                                                -            (0.03)               -             -             -

Net realized and unrealized gains (losses)                     (4.68)           (0.50)          (11.83)        13.66          5.40

  Total Income (Loss) from Investment Operations               (4.68)           (0.53)          (11.83)        13.66          5.40
----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:

  From net investment income                                       -                -                -             -         (0.01)

  From net realized gains                                          -            (0.03)           (3.96)        (1.12)        (1.22)

    Total Distributions Paid                                       -            (0.03)           (3.96)        (1.12)        (1.23)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                  $14.84           $19.52           $20.08        $35.87        $23.33
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (1)                                              (24.02)%          (2.57)%         (35.32)%       59.78%        28.79%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year                       $394,283         $428,848         $415,012      $524,576      $198,530

Ratio to average net assets of:

  Expenses, net of waivers and reimbursements                   1.00%            1.00%            1.00%         1.00%         1.00%

  Expenses, before waivers and reimbursements                   1.40%            1.54%            1.49%         1.52%         1.54%

  Net investment loss, net of waivers and reimbursements       (0.06)%          (0.17)%          (0.15)%       (0.41)%       (0.15)%

  Net investment loss, before waivers and reimbursements       (0.46)%          (0.71)%          (0.64)%       (0.93)%       (0.69)%

Portfolio Turnover Rate                                       187.80%          151.19%          259.07%       153.06%        87.73%

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENTS OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR.

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 31 EQUITY FUNDS

EQUITY FUNDS
  FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                               SMALL CAP GROWTH FUND
SELECTED PER SHARE DATA                                     2003             2002             2001          2000 (3)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $9.58            $9.34           $19.21        $10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment loss                                            (0.12)           (0.10)               -             -

Net realized and unrealized gains (losses)                     (2.72)            0.34            (7.58)         9.28

  Total Income (Loss) from Investment Operations               (2.84)            0.24            (7.58)         9.28
--------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:

  From net realized gains                                          -                -            (2.29)        (0.07)

    Total Distributions Paid                                       -                -            (2.29)        (0.07)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $6.74            $9.58            $9.34        $19.21
--------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (1)                                              (29.65)%           2.57%          (41.38)%       93.05%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of period                     $121,679         $223,743         $255,676      $550,611

Ratio to average net assets of: (2)

  Expenses, net of waivers and reimbursements                   1.25%            1.25%            1.25%         1.25%

  Expenses, before waivers and reimbursements                   1.48%            1.52%            1.51%         1.52%

  Net investment loss, net of waivers and reimbursements       (0.92)%          (1.00)%          (0.92)%       (0.68)%

  Net investment loss, before waivers and reimbursements       (1.15)%          (1.27)%          (1.18)%       (0.95)%

Portfolio Turnover Rate                                       310.96%          379.64%          419.38%       127.56%

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE PERIOD, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE PERIOD. TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
(2)  ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
(3) COMMENCED INVESTMENT OPERATIONS AFTER THE CLOSE OF BUSINESS ON SEPTEMBER 30, 1999.

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 32 NORTHERN FUNDS ANNUAL REPORT

                                            FOR THE FISCAL YEARS ENDED MARCH 31,

                                                                               SMALL CAP INDEX FUND
SELECTED PER SHARE DATA                                     2003             2002              2001         2000 (3)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $8.00            $7.13           $12.15        $10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income                                           0.06             0.04             0.09          0.05

Net realized and unrealized gains (losses)                     (2.25)            0.87            (1.98)         2.25

  Total Income (Loss) from Investment Operations               (2.19)            0.91            (1.89)         2.30
--------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:

  From net investment income                                   (0.05)           (0.03)           (0.10)        (0.03)

  From net realized gains                                      (0.01)           (0.01)           (3.03)        (0.12)

    Total Distributions Paid                                   (0.06)           (0.04)           (3.13)        (0.15)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $5.75            $8.00            $7.13        $12.15
--------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (1)                                              (27.49)%          12.97%          (15.07)%       23.22%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of period                     $173,886         $316,125          $83,418      $113,712

Ratio to average net assets of: (2)

  Expenses, net of waivers and reimbursements                   0.65%            0.65%            0.65%         0.65%

  Expenses, before waivers and reimbursements                   1.10%            1.37%            1.27%         1.08%

  Net investment income, net of waivers and reimbursements      0.79%            0.83%            0.95%         0.76%

  Net investment income, before waivers and reimbursements      0.34%            0.11%            0.33%         0.33%

Portfolio Turnover Rate                                        51.12%           27.68%           65.16%        57.01%

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE PERIOD, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE PERIOD. TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
(2)  ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
(3)  COMMENCED INVESTMENT OPERATIONS ON SEPTEMBER 3, 1999.

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 33 EQUITY FUNDS

EQUITY FUNDS

                                                                                        SMALL CAP VALUE FUND
SELECTED PER SHARE DATA                                     2003             2002             2001          2000          1999
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $11.41            $9.63           $14.62        $12.32        $16.76

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income                                           0.12             0.05             0.05          0.09          0.04

Net realized and unrealized gains (losses)                     (2.49)            2.25            (0.32)         3.46         (3.93)

  Total Income (Loss) from Investment Operations               (2.37)            2.30            (0.27)         3.55         (3.89)
----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:

  From net investment income                                   (0.04)           (0.01)           (0.06)        (0.11)        (0.01)

  From net realized gains                                          -            (0.51)           (4.66)        (1.14)        (0.54)

    Total Distributions Paid                                   (0.04)           (0.52)           (4.72)        (1.25)        (0.55)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                   $9.00           $11.41            $9.63        $14.62        $12.32
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (1)                                              (20.76)%          24.61%           (0.74)%       30.01%       (23.46)%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year                       $235,801         $287,918         $178,097      $200,208      $264,434

Ratio to average net assets of:

  Expenses, net of waivers and reimbursements                   1.00%            1.00%            1.00%         1.00%         1.00%

  Expenses, before waivers and reimbursements                   1.40%            1.57%            1.52%         1.53%         1.52%

  Net investment income, net of waivers and reimbursements      1.18%            0.56%            0.38%         0.46%         0.25%

  Net investment income (loss), before waivers and
    reimbursements                                              0.78%           (0.01)%          (0.14)%       (0.07)%       (0.27)%

Portfolio Turnover Rate                                        69.44%           76.63%           76.89%        28.97%        18.74%

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR.

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 34 NORTHERN FUNDS ANNUAL REPORT

                                            FOR THE FISCAL YEARS ENDED MARCH 31,

                                                                                         STOCK INDEX FUND
SELECTED PER SHARE DATA                                     2003             2002             2001          2000          1999
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $14.20           $14.40           $20.09        $17.34        $15.03

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income                                           0.14             0.13             0.13          0.13          0.16

Net realized and unrealized gains (losses)                     (3.71)           (0.19)           (4.42)         2.85          2.49

  Total Income (Loss) from Investment Operations               (3.57)           (0.06)           (4.29)         2.98          2.65
----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:

  From net investment income                                   (0.14)           (0.13)           (0.13)        (0.13)        (0.17)

  From net realized gains                                          -            (0.01)           (1.27)        (0.10)        (0.17)

    Total Distributions Paid                                   (0.14)           (0.14)           (1.40)        (0.23)        (0.34)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                  $10.49           $14.20           $14.40        $20.09        $17.34
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (1)                                              (25.22)%          (0.35)%         (21.93)%       17.27%        17.78%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year                       $305,859         $494,675         $441,784      $545,607      $169,062

Ratio to average net assets of:

  Expenses, net of waivers and reimbursements                   0.55%            0.55%            0.55%         0.55%         0.55%

  Expenses, before waivers and reimbursements                   0.86%            0.91%            0.90%         0.93%         1.00%

  Net investment income, net of waivers and reimbursements      1.19%            0.89%            0.74%         0.77%         1.10%

  Net investment income, before waivers and reimbursements      0.88%            0.53%            0.39%         0.39%         0.65%

Portfolio Turnover Rate                                         6.82%            3.32%           11.15%        12.01%         2.46%

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR.

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 35 EQUITY FUNDS

EQUITY FUNDS

  FINANCIAL HIGHLIGHTS (CONTINUED)          FOR THE FISCAL YEARS ENDED MARCH 31,

                                                                                     TECHNOLOGY FUND
SELECTED PER SHARE DATA                                    2003           2002           2001         2000             1999
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                           $11.46         $13.02         $65.81         $29.99         $17.11

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment loss                                           (0.11)         (0.14)             -              -              -

Net realized and unrealized gains (losses)                    (3.96)         (1.42)        (40.28)         41.56          13.55

   Total Income (Loss) from Investment Operations             (4.07)         (1.56)        (40.28)         41.56          13.55
-------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:

   From net realized gains                                        -              -         (12.51)         (5.74)         (0.67)

     Total Distributions Paid                                     -              -         (12.51)         (5.74)         (0.67)
-------------------------------------------------------------------------------------------------------------------------------
Net  Asset Value, End of Year                                 $7.39         $11.46         $13.02         $65.81         $29.99
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (1)                                             (35.57)%       (11.90)%       (66.87)%       154.28%         79.97%

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of year                      $277,679       $533,694       $771,439     $2,842,750       $343,709

Ratio to average net assets of:

   Expenses, net of waivers and reimbursements                 1.25%          1.25%          1.25%          1.25%          1.23%

   Expenses, before waivers and reimbursements                 1.53%          1.54%          1.51%          1.50%          1.53%

   Net investment loss, net of waivers and reimbursements     (0.90)%        (0.96)%        (0.74)%        (1.05)%        (0.87)%

   Net investment loss, before waivers and reimbursements     (1.18)%        (1.25)%        (1.00)%        (1.30)%        (1.17)%

Portfolio Turnover Rate                                       61.72%         76.15%        180.30%        156.37%         61.01%

(1) ASSUMES INVESTMENT AT NET ASSET VALUE AT THE BEGINNING OF THE YEAR, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS, AND A COMPLETE REDEMPTION OF THE INVESTMENT AT NET ASSET VALUE AT THE END OF THE YEAR.

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 36 NORTHERN FUNDS ANNUAL REPORT

                                                                    EQUITY FUNDS

  SCHEDULE OF INVESTMENTS                                         MARCH 31, 2003

  GLOBAL COMMUNICATIONS FUND

                                                           NUMBER        VALUE
                                                          OF SHARES     (000S)
COMMON STOCKS - 95.3%

ADVERTISING - 2.9%
   Lamar Advertising Co. *                                    4,000         $117
--------------------------------------------------------------------------------
MEDIA - 37.9%
   Cablevision Systems Corp., Class A *                       8,000          152
   Clear Channel Communications, Inc. *                       1,500           51
   Comcast Corp., Class A *                                   3,400           97
   COX Communications, Inc., Class A *                        4,000          124
   COX Radio, Inc., Class A *                                 4,000           83
   Fox Entertainment Group, Inc., Class A *                   5,600          149
   Gannett Co, Inc.                                           1,700          120
   Hispanic Broadcasting Corp. *                              8,500          176
   Lee Enterprises, Inc.                                      2,000           63
   Liberty Media Corp., Class A *                             9,000           87
   Meredith Corp.                                             4,000          153
   Viacom, Inc., Class B *                                    3,500          128
   Westwood One, Inc. *                                       5,000          156
--------------------------------------------------------------------------------
                                                                           1,539
--------------------------------------------------------------------------------
SEMICONDUCTORS - 14.5%
   Analog Devices, Inc. *                                     4,400          121
   Broadcom Corp., Class A *                                  7,500           93
   Linear Technology Corp.                                    2,400           74
   Marvell Technology Group Ltd. *                            5,000          106
   Maxim Integrated Products                                  2,200           79
   Texas Instruments, Inc.                                    7,000          115
--------------------------------------------------------------------------------
                                                                             588
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 40.0%
   Adtran, Inc. *                                             2,400           86
   BellSouth Corp.                                            3,000           65
   CenturyTel, Inc.                                           6,000          166
   China Unicom Ltd. *                                      100,000           55
   Cisco Systems, Inc. *                                     10,000          130
   Commonwealth Telephone Enterprises, Inc. *                 3,500          136
   Foundry Networks, Inc. *                                  12,000           97
   Nextel Communications, Inc., Class A *                     3,000           40
   Nokia OYJ ADR                                              6,200           87
   NTT DoCoMo, Inc. *                                            80          149
   QUALCOMM, Inc.                                             4,500          162
   SBC Communications, Inc.                                   5,000          100
   Sprint Corp. (FON Group)                                   5,000           59
   Verizon Communications, Inc.                               4,000          141
   Vodafone Group PLC ADR                                     8,200          149
--------------------------------------------------------------------------------
                                                                           1,622
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
--------------------------------------------------------------------------------
(COST $4,922)                                                             $3,866

                                                          PRINCIPAL
                                                           AMOUNT        VALUE
                                                           (000S)       (000S)
SHORT-TERM INVESTMENTS - 5.3%
   Wells Fargo Bank, Grand Cayman,
     Eurodollar Time Deposit,
     1.38%, 4/1/03                                             $208          208
   FHLB Discount Note,
     1.28%, 4/1/03                                                7            7
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
--------------------------------------------------------------------------------
(COST $215)                                                                  215


--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.6%
--------------------------------------------------------------------------------
(COST $5,137)                                                              4,081
   Liabilities less Other Assets - (0.6)%                                    (24)
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                       $4,057

*    NON-INCOME PRODUCING SECURITY

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 37 EQUITY FUNDS

EQUITY FUNDS

  SCHEDULE OF INVESTMENTS

  GROWTH EQUITY FUND

                                                           NUMBER        VALUE
                                                          OF SHARES     (000S)
COMMON STOCKS - 94.1%

ADVERTISING - 1.0%
   Lamar Advertising Co. *                                  195,800       $5,747
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 1.6%
   Lockheed Martin Corp.                                     71,300        3,390
   United Technologies Corp.                                 95,400        5,512
--------------------------------------------------------------------------------
                                                                           8,902
--------------------------------------------------------------------------------
AGRICULTURE - 0.7%
   Altria Group, Inc.                                       130,584        3,912
--------------------------------------------------------------------------------
AIRLINES - 0.7%
   Southwest Airlines Co.                                   282,900        4,062
--------------------------------------------------------------------------------
APPAREL - 0.7%
   Coach, Inc. *                                            105,300        4,036
--------------------------------------------------------------------------------
BANKS - 2.9%
   Fifth Third Bancorp                                       97,400        4,884
   U.S. Bancorp                                             261,600        4,965
   Wells Fargo & Co.                                        147,500        6,636
--------------------------------------------------------------------------------
                                                                          16,485
--------------------------------------------------------------------------------
BEVERAGES - 1.7%
   Coca-Cola (The) Co.                                       92,100        3,728
   PepsiCo, Inc.                                            143,300        5,732
--------------------------------------------------------------------------------
                                                                           9,460
--------------------------------------------------------------------------------
BIOTECHNOLOGY - 0.9%
   Amgen, Inc. *                                             90,000        5,179
--------------------------------------------------------------------------------
CHEMICALS - 0.7%
   Praxair, Inc.                                             66,500        3,747
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - 0.9%
   Career Education Corp. *                                 102,200        5,000
--------------------------------------------------------------------------------
COMPUTERS - 4.5%
   Affiliated Computer Services, Inc., Class A *            160,100        7,086
   Dell Computer Corp. *                                    311,100        8,496
   Hewlett-Packard Co.                                      242,600        3,772
   International Business Machines Corp.                     75,400        5,914
--------------------------------------------------------------------------------
                                                                          25,268
--------------------------------------------------------------------------------
COSMETICS/PERSONAL CARE - 3.9%
   Avon Products, Inc.                                      239,400       13,658
   Procter & Gamble Co.                                      92,800        8,264
--------------------------------------------------------------------------------
                                                                          21,922
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 7.0%
   American Express Co.                                     110,900        3,685
   Citigroup, Inc.                                          368,700       12,702
   Freddie Mac                                              113,700        6,037
   Goldman Sachs Group, Inc.                                 76,100       $5,181
   Merrill Lynch & Co., Inc.                                154,000        5,452
   SLM Corp.                                                 55,800        6,189
--------------------------------------------------------------------------------
                                                                          39,246
--------------------------------------------------------------------------------
ENGINEERING & CONSTRUCTION - 0.5%
   Jacobs Engineering Group, Inc. *                          71,100        2,987
--------------------------------------------------------------------------------
ENTERTAINMENT - 0.6%
   International Game Technology *                           44,100        3,612
--------------------------------------------------------------------------------
FOOD - 0.6%
   Kraft Foods, Inc., Class A                               127,400        3,593
--------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER - 0.8%
   International Paper Co.                                  129,700        4,384
--------------------------------------------------------------------------------
HEALTHCARE-PRODUCTS - 4.4%
   Henry Schein, Inc. *                                     119,300        5,381
   Johnson & Johnson                                        338,800       19,606
--------------------------------------------------------------------------------
                                                                          24,987
--------------------------------------------------------------------------------
HEALTHCARE-SERVICES - 3.4%
   AmerisourceBergen Corp.                                   84,500        4,436
   Cardinal Health, Inc.                                     77,000        4,387
   HCA, Inc.                                                221,600        9,165
   Health Management Associates, Inc., Class A               59,842        1,137
--------------------------------------------------------------------------------
                                                                          19,125
--------------------------------------------------------------------------------
INSURANCE - 6.5%
   AFLAC, Inc.                                              230,900        7,401
   American International Group, Inc.                       229,400       11,344
   Everest Re Group Ltd.                                     94,900        5,429
   Marsh & McLennan Cos., Inc.                              127,800        5,448
   MBIA, Inc.                                               173,500        6,704
--------------------------------------------------------------------------------
                                                                          36,326
--------------------------------------------------------------------------------
INTERNET - 1.3%
   eBay, Inc. *                                              50,000        4,264
   Symantec Corp. *                                          82,200        3,221
--------------------------------------------------------------------------------
                                                                           7,485
--------------------------------------------------------------------------------
LEISURE TIME - 1.0%
   Harley-Davidson, Inc.                                    134,500        5,341
--------------------------------------------------------------------------------
MEDIA - 2.1%
   Gannett Co., Inc.                                         31,400        2,212
   Viacom, Inc., Class B *                                  211,300        7,717
   Westwood One, Inc. *                                      65,700        2,052
--------------------------------------------------------------------------------
                                                                          11,981
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 38 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2003

                                                           NUMBER        VALUE
                                                          OF SHARES     (000S)
COMMON STOCKS - 94.1% - CONTINUED

MINING - 0.6%
   Barrick Gold Corp.                                       199,200       $3,100
--------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING - 5.9%
   3M Co.                                                    84,300       10,962
   Danaher Corp.                                            176,100       11,580
   General Electric Co.                                     427,400       10,899
--------------------------------------------------------------------------------
                                                                          33,441
--------------------------------------------------------------------------------
OIL & GAS - 6.2%
   Apache Corp.                                              90,500        5,587
   Burlington Resources, Inc.                                59,700        2,848
   ENSCO International, Inc.                                187,800        4,791
   EOG Resources, Inc.                                       67,400        2,666
   Exxon Mobil Corp.                                        277,600        9,702
   Royal Dutch Petroleum Co. - New York Shares              155,400        6,333
   Transocean, Inc. *                                       154,900        3,168
--------------------------------------------------------------------------------
                                                                          35,095
--------------------------------------------------------------------------------
OIL & GAS SERVICES - 0.8%
   BJ Services Co. *                                        125,000        4,299
--------------------------------------------------------------------------------
PACKAGING & CONTAINERS - 0.5%
   Pactiv Corp. *                                           137,200        2,785
--------------------------------------------------------------------------------
PHARMACEUTICALS - 9.8%
   Allergan, Inc.                                            92,600        6,316
   Biovail Corp. *                                          106,800        4,258
   Forest Laboratories, Inc. *                              116,300        6,277
   Merck & Co., Inc.                                        171,200        9,378
   Pfizer, Inc.                                             604,200       18,827
   Teva Pharmaceutical Industries Ltd. ADR                  112,500        4,686
   Wyeth                                                    141,600        5,355
--------------------------------------------------------------------------------
                                                                          55,097
--------------------------------------------------------------------------------
REITS - 0.6%
   Equity Office Properties Trust                           132,600        3,375
--------------------------------------------------------------------------------
RETAIL - 7.0%
   Autozone, Inc. *                                          40,200        2,762
   Home Depot (The), Inc.                                   193,500        4,714
   Lowe's Cos., Inc.                                        133,700        5,457
   Wal-Mart Stores, Inc.                                    336,300       17,498
   Walgreen Co.                                             300,300        8,853
--------------------------------------------------------------------------------
                                                                          39,284
--------------------------------------------------------------------------------
SEMICONDUCTORS - 3.2%
   Intel Corp.                                              746,100       12,147
   Linear Technology Corp.                                  183,000       $5,649
--------------------------------------------------------------------------------
                                                                          17,796
--------------------------------------------------------------------------------
SOFTWARE - 4.5%
   Intuit, Inc. *                                            72,900        2,712
   Microsoft Corp.                                          801,600       19,407
   SAP A.G. - Sponsored ADR                                 164,500        3,119
--------------------------------------------------------------------------------
                                                                          25,238
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 4.5%
   Cisco Systems, Inc. *                                    553,700        7,187
   QUALCOMM, Inc.                                           147,200        5,308
   SBC Communications, Inc.                                 266,900        5,354
   Verizon Communications, Inc.                             218,700        7,731
--------------------------------------------------------------------------------
                                                                          25,580
--------------------------------------------------------------------------------
TOBACCO - 0.7%
   UST, Inc.                                                142,406        3,930
--------------------------------------------------------------------------------
TRANSPORTATION - 1.4%
   Expeditors International Washington, Inc.                220,112        7,913
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
--------------------------------------------------------------------------------
(COST $562,972)                                                          529,720

                                                          PRINCIPAL
                                                           AMOUNT        VALUE
                                                           (000S)       (000S)
SHORT-TERM INVESTMENT - 3.5%
   Wells Fargo Bank, Grand Cayman,
     Eurodollar Time Deposit,
     1.38%, 4/1/03                                          $19,617       19,617
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
--------------------------------------------------------------------------------
(COST $19,617)                                                            19,617
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 97.6%
--------------------------------------------------------------------------------
(COST $582,589)                                                          549,337
   Other Assets less Liabilities - 2.4%                                   13,624
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                     $562,961

*    NON-INCOME PRODUCING SECURITY

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 39 EQUITY FUNDS

EQUITY FUNDS

  SCHEDULE OF INVESTMENTS

  GROWTH OPPORTUNITIES FUND

                                                           NUMBER        VALUE
                                                          OF SHARES     (000S)
COMMON STOCKS - 99.9%

ADVERTISING - 0.6%
   R.H. Donnelley Corp. *                                     3,200          $95
--------------------------------------------------------------------------------
APPAREL - 2.7%
   Coach, Inc. *                                              4,000          153
   Quiksilver, Inc. *                                         2,100           64
   Reebok International Ltd. *                                2,500           82
   Timberland (The) Co., Class A *                            1,500           63
   Wolverine World Wide, Inc.                                 3,700           62
--------------------------------------------------------------------------------
                                                                             424
--------------------------------------------------------------------------------
BIOTECHNOLOGY - 2.5%
   Amgen, Inc. *                                              5,800          334
   Martek Biosciences Corp. *                                 2,400           68
--------------------------------------------------------------------------------
                                                                             402
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - 2.6%
   FTI Consulting, Inc. *                                     3,700          171
   Rent-A-Center, Inc. *                                      1,200           66
   Rollins, Inc.                                              7,700          177
--------------------------------------------------------------------------------
                                                                             414
--------------------------------------------------------------------------------
COMPUTERS - 6.0%
   Imation Corp. *                                            4,500          167
   Intergraph Corp. *                                         6,400          111
   Iomega Corp. *                                            11,300          125
   Lexar Media, Inc. *                                       18,100           59
   NetScreen Technologies, Inc. *                            13,100          220
   Sandisk Corp. *                                            3,200           54
   Storage Technology Corp. *                                 7,100          144
   Syntel, Inc. *                                             3,800           73
--------------------------------------------------------------------------------
                                                                             953
--------------------------------------------------------------------------------
ELECTRONICS - 5.7%
   Benchmark Electronics, Inc. *                              4,200          119
   Daktronics, Inc. *                                         9,800          152
   Dionex Corp. *                                             4,300          142
   Garmin Ltd. *                                              5,500          197
   Rogers Corp. *                                             2,100           62
   Symbol Technologies, Inc.                                  8,900           77
   Trimble Navigation Ltd. *                                  7,900          150
--------------------------------------------------------------------------------
                                                                             899
--------------------------------------------------------------------------------
ENGINEERING & CONSTRUCTION - 1.3%
   Chicago Bridge & Iron Co.                                  7,300          119
   Jacobs Engineering Group, Inc. *                           2,100           88
--------------------------------------------------------------------------------
                                                                             207
--------------------------------------------------------------------------------
ENTERTAINMENT - 0.8%
   GTECH Holdings Corp. *                                     4,100         $134
--------------------------------------------------------------------------------
ENVIRONMENTAL CONTROL - 1.5%
   Stericycle, Inc. *                                         3,600          135
   Tetra Tech, Inc. *                                         6,900           98
--------------------------------------------------------------------------------
                                                                             233
--------------------------------------------------------------------------------
FOOD - 1.4%
   American Italian Pasta Co., Class A *                      3,000          130
   Whole Foods Market, Inc. *                                 1,500           83
--------------------------------------------------------------------------------
                                                                             213
--------------------------------------------------------------------------------
GAS - 0.9%
   UGI Corp.                                                  3,100          142
--------------------------------------------------------------------------------
HEALTHCARE-PRODUCTS - 8.7%
   Advanced Neuromodulation Systems, Inc. *                   3,700          159
   Alaris Medical, Inc. *                                     8,100           84
   Arrow International, Inc.                                  1,500           61
   Biosite, Inc. *                                            4,000          153
   Boston Scientific Corp. *                                  3,500          143
   Centerpulse ADR                                            1,700           36
   Guidant Corp. *                                            4,500          163
   Inamed Corp. *                                             5,500          197
   Medtronic, Inc.                                            3,600          162
   Patterson Dental Co. *                                     1,400           64
   Stryker Corp.                                              2,400          165
--------------------------------------------------------------------------------
                                                                           1,387
--------------------------------------------------------------------------------
HEALTHCARE-SERVICES - 4.3%
   Odyssey HealthCare, Inc. *                                 6,700          159
   UnitedHealth Group, Inc.                                   2,800          257
   WellPoint Health Networks, Inc. *                          3,400          261
--------------------------------------------------------------------------------
                                                                             677
--------------------------------------------------------------------------------
HOME FURNISHINGS - 1.1%
   Harman International Industries, Inc.                      2,900          170
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS/WARES - 1.0%
   Scotts (The) Co., Class A *                                3,200          166
--------------------------------------------------------------------------------
HOUSEWARES - 0.8%
   Toro Co.                                                   1,800          126
--------------------------------------------------------------------------------
INSURANCE - 1.0%
   AFLAC, Inc.                                                4,900          157
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 40 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2003

                                                           NUMBER        VALUE
                                                          OF SHARES     (000S)
COMMON STOCKS - 99.9% - CONTINUED

INTERNET - 17.5%
   Amazon.com, Inc. *                                        22,000         $573
   Avocent Corp. *                                            3,600           84
   Checkfree Corp. *                                          3,600           81
   eBay, Inc. *                                               6,700          571
   Infospace, Inc. *                                          2,900           31
   j2 Global Communications, Inc. *                           2,900           83
   Macromedia, Inc. *                                         9,700          117
   Netease.com ADR *                                         12,000          179
   NetFlix, Inc. *                                            7,500          152
   United Online, Inc. *                                      4,000           69
   Verity, Inc. *                                             3,800           53
   WebMD Corp. *                                              9,500           86
   webMethods, Inc. *                                        11,700          107
   Yahoo!, Inc. *                                            25,100          603
--------------------------------------------------------------------------------
                                                                           2,789
--------------------------------------------------------------------------------
LODGING - 0.4%
   Station Casinos, Inc. *                                    3,100           65
--------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED - 0.7%
   Cognex Corp. *                                             5,600          119
--------------------------------------------------------------------------------
MEDIA - 1.0%
   Fox Entertainment Group, Inc., Class A *                   6,000          160
--------------------------------------------------------------------------------
METAL FABRICATION/HARDWARE - 1.1%
   Maverick Tube Corp. *                                      9,900          184
--------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING - 1.7%
   3M Co.                                                     1,300          169
   Clarcor, Inc.                                              2,600           94
--------------------------------------------------------------------------------
                                                                             263
--------------------------------------------------------------------------------
OIL & GAS - 1.7%
   Cimarex Energy Co. *                                       3,400           66
   Patina Oil & Gas Corp.                                     3,700          122
   Valero Energy Corp.                                        2,000           83
--------------------------------------------------------------------------------
                                                                             271
--------------------------------------------------------------------------------
OIL & GAS SERVICES - 1.5%
   Key Energy Services, Inc. *                               12,200          123
   Varco International, Inc. *                                6,200          114
--------------------------------------------------------------------------------
                                                                             237
--------------------------------------------------------------------------------
PHARMACEUTICALS - 9.8%
   Able Laboratories, Inc. *                                  2,800           40
   BioMarin Pharmaceuticals, Inc. *                          11,900          135
   Eon Labs, Inc. *                                           6,300          168
   Forest Laboratories, Inc. *                                6,200         $335
   Medicines Co. *                                            3,600           67
   NBTY, Inc. *                                               9,200          174
   Pharmaceutical Resources, Inc. *                           6,000          255
   Taro Pharmaceuticals Industries *                          4,000          153
   Teva Pharmaceutical Industries Ltd. ADR                    4,100          171
   United Therapeutics Corp. *                                3,800           65
--------------------------------------------------------------------------------
                                                                           1,563
--------------------------------------------------------------------------------
RETAIL - 3.8%
   Abercrombie & Fitch Co., Class A *                         2,800           84
   Brown Shoe Co., Inc.                                       5,100          138
   Cosi, Inc. *                                              20,300           37
   Pacific Sunwear of California, Inc. *                      5,300          108
   Starbucks Corp. *                                          6,700          172
   Tractor Supply Co. *                                       2,000           66
--------------------------------------------------------------------------------
                                                                             605
--------------------------------------------------------------------------------
SAVINGS & LOANS - 1.1%
   Harbor Florida Bancshares, Inc.                            7,200          168
--------------------------------------------------------------------------------
SEMICONDUCTORS - 3.5%
   Integrated Circuit Systems, Inc. *                         7,500          163
   Omnivision Technologies, Inc. *                            7,000          145
   Power Integrations, Inc. *                                 3,100           64
   Silicon Laboratories, Inc. *                               4,600          121
   Veeco Instruments, Inc. *                                  3,900           60
--------------------------------------------------------------------------------
                                                                             553
--------------------------------------------------------------------------------
SOFTWARE - 5.6%
   Ascential Software Corp. *                                28,900           81
   Fair Isaac Corp.                                           1,800           91
   Group 1 Software, Inc. *                                   5,400           97
   IMPAC Medical Systems, Inc. *                              3,400           76
   Mercury Interactive Corp. *                                2,000           59
   MicroStrategy, Inc., Class A *                             2,700           65
   National Instruments Corp. *                               3,000          106
   Open Text Corp. *                                          7,500          209
   Verint Systems, Inc. *                                     6,200          105
--------------------------------------------------------------------------------
                                                                             889
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 4.5%
   Amdocs Ltd. *                                              5,000           67
   Enterasys Networks, Inc. *                                16,900           31

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 41 EQUITY FUNDS

EQUITY FUNDS

  SCHEDULE OF INVESTMENTS                                         MARCH 31, 2003

  GROWTH OPPORTUNITIES FUND (CONTINUED)

                                                           NUMBER       VALUE
                                                         OF SHARES      (000S)
COMMON STOCKS - 99.9% - CONTINUED

TELECOMMUNICATIONS - 4.5% - (CONTINUED)
   Foundry Networks, Inc. *                                  15,800         $127
   Mobile Telesystems ADR *                                   2,000           82
   Motorola, Inc.                                            19,700          163
   Nextel Communications, Inc., Class A *                    12,300          165
   Vimpel-Communications ADR *                                2,300           79
--------------------------------------------------------------------------------
                                                                             714
--------------------------------------------------------------------------------
TOYS, GAMES & HOBBIES - 1.1%
   Marvel Enterprises, Inc. *                                12,700          176
--------------------------------------------------------------------------------
TRANSPORTATION - 2.0%
   Landstar System, Inc. *                                    3,000          172
   UTI Worldwide, Inc.                                        5,200          146
--------------------------------------------------------------------------------
                                                                             318
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
--------------------------------------------------------------------------------
(COST $15,542)                                                            15,873

                                                         PRINCIPAL
                                                           AMOUNT       VALUE
                                                           (000S)       (000S)
SHORT-TERM INVESTMENT - 0.1%
   Wells Fargo Bank, Grand Cayman,
     Eurodollar Time Deposit,
     1.38%, 4/1/03                                              $15           15
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
--------------------------------------------------------------------------------
(COST $15)                                                                    15


--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.0%
--------------------------------------------------------------------------------
(COST $15,557)                                                            15,888
   Liabilities less Other Assets - 0.0%                                       (2)
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                      $15,886

*    NON-INCOME PRODUCING SECURITY

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 42 NORTHERN FUNDS ANNUAL REPORT

                                                                    EQUITY FUNDS

  SCHEDULE OF INVESTMENTS                                         MARCH 31, 2003

  INCOME EQUITY FUND

                                                           NUMBER       VALUE
                                                         OF SHARES      (000S)
COMMON STOCKS - 5.1%

BANKS - 0.9%
   Bank of America Corp.                                     15,000       $1,003
   Bank One Corp.                                            30,000        1,038
--------------------------------------------------------------------------------
                                                                           2,041
--------------------------------------------------------------------------------
COMPUTERS - 0.4%
   Hewlett-Packard Co.                                       50,000          777
--------------------------------------------------------------------------------
FOOD - 0.8%
   General Mills, Inc.                                       20,000          911
   Kellogg Co.                                               30,000          919
--------------------------------------------------------------------------------
                                                                           1,830
--------------------------------------------------------------------------------
OIL & GAS - 0.6%
   Apache Corp.                                              21,000        1,297
--------------------------------------------------------------------------------
PHARMACEUTICALS - 0.7%
   Merck & Co., Inc.                                         30,000        1,643
--------------------------------------------------------------------------------
REITS - 1.3%
   ProLogis                                                  51,280        1,299
   Simon Property Group, Inc.                                40,000        1,433
--------------------------------------------------------------------------------
                                                                           2,732
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 0.4%
   Verizon Communications, Inc.                              25,000          884
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
--------------------------------------------------------------------------------
(COST $10,725)                                                            11,204

CONVERTIBLE PREFERRED STOCKS - 30.7%

AEROSPACE/DEFENSE - 1.4%
   Northrop Grumman Corp.                                    30,000        2,978
--------------------------------------------------------------------------------
AUTO MANUFACTURERS - 1.7%
   Ford Motor Co. Capital Trust II                           40,000        1,426
   General Motors Corp., Series B                           100,000        2,270
--------------------------------------------------------------------------------
                                                                           3,696
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - 0.7%
   United Rentals Trust I                                    50,000        1,469
--------------------------------------------------------------------------------
COMPUTERS - 0.4%
   Electronic Data Systems Corp.                             40,000          800
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 0.8%
   Capital One Financial Corp.                               60,000        1,743
--------------------------------------------------------------------------------
ELECTRIC - 4.5%
   Ameren Corp.                                              80,000        2,105
   Cinergy Corp.                                             40,000        2,232
   DTE Energy Co.                                            75,000        1,790
   FPL Group, Inc.                                           70,000       $3,847
--------------------------------------------------------------------------------
                                                                           9,974
--------------------------------------------------------------------------------
FOOD - 1.8%
   Suiza Capital Trust II                                    75,000        4,012
--------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER - 1.8%
   International Paper Capital Trust                         80,000        3,840
--------------------------------------------------------------------------------
INSURANCE - 2.8%
   Chubb Corp.                                               40,000          856
   Prudential Financial, Inc.                                20,000        1,029
   St. Paul Cos                                              40,000        2,506
   Travelers Property Casualty Corp.                         80,000        1,792
--------------------------------------------------------------------------------
                                                                           6,183
--------------------------------------------------------------------------------
IRON/STEEL - 0.4%
   United States Steel Corp.                                 20,000          834
--------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED - 1.9%
   Cummins Capital Trust I (1)                               95,000        4,132
--------------------------------------------------------------------------------
OIL & GAS PRODUCERS - 1.1%
   Unocal Capital Trust                                      50,000        2,425
--------------------------------------------------------------------------------
OIL & GAS SERVICES - 0.6%
   Weatherford International Ltd.                            25,000        1,259
--------------------------------------------------------------------------------
PACKAGING & CONTAINERS - 1.0%
   Sealed Air Corp.                                          50,000        2,299
--------------------------------------------------------------------------------
SAVINGS & LOANS - 2.5%
   New York Community Capital Trust V                        80,000        4,080
   Washington Mutual, Inc.                                   25,000        1,316
--------------------------------------------------------------------------------
                                                                           5,396
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 4.4%
   Alltel Corp.                                              75,000        3,526
   CenturyTel, Inc.                                         160,000        3,921
   Motorola, Inc.                                            75,000        2,217
--------------------------------------------------------------------------------
                                                                           9,664
--------------------------------------------------------------------------------
TRANSPORTATION - 2.9%
   CNF Trust I                                               80,000        3,760
   Union Pacific Capital Trust                               50,000        2,525
--------------------------------------------------------------------------------
                                                                           6,285
--------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
--------------------------------------------------------------------------------
(COST $69,567)                                                            66,989

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 43 EQUITY FUNDS

EQUITY FUNDS

  SCHEDULE OF INVESTMENTS

  INCOME EQUITY FUND

                                                         PRINCIPAL
                                                           AMOUNT       VALUE
                                                           (000S)       (000S)
CONVERTIBLE BONDS - 52.4%

ADVERTISING - 2.1%
   Interpublic Group Cos., Inc.,
     1.80%, 9/16/04                                          $2,000       $1,868
     1.87%, 6/1/06                                            2,000        1,660
     4.50%, 3/15/23 (1)                                       1,000        1,174
--------------------------------------------------------------------------------
                                                                           4,702
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 0.5%
   EDO Corp., (1)
     5.25%, 4/15/07                                           1,000        1,011
--------------------------------------------------------------------------------
AGRICULTURE - 1.5%
   Bunge Ltd. Finance Corp., (1)
     3.75%, 11/15/22                                          3,000        3,256
--------------------------------------------------------------------------------
APPAREL - 0.5%
   Reebok International Ltd., (1)
     4.25%, 3/1/21                                            1,000        1,149
--------------------------------------------------------------------------------
AUTO MANUFACTURERS - 1.5%
   Navistar Financial Corp.,
     4.75%, 4/1/09 (1)                                        2,000        1,609
     4.75%, 4/1/09                                            2,000        1,609
--------------------------------------------------------------------------------
                                                                           3,218
--------------------------------------------------------------------------------
BIOTECHNOLOGY - 1.9%
   Medimmune Vaccines, Inc.,
     5.25%, 2/1/08                                            4,000        4,155
--------------------------------------------------------------------------------
COMPUTERS - 0.7%
   Hewlett-Packard Co.,
     0.00%, 10/14/17                                          3,000        1,445
--------------------------------------------------------------------------------
COSMETICS/PERSONAL CARE - 1.0%
   Avon Products, Inc.,
     0.00%, 7/12/20                                           4,000        2,179
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 1.9%
   Countrywide Financial Corp.,
     0.00%, 2/8/31                                            5,000        4,202
--------------------------------------------------------------------------------
FOOD - 2.0%
   General Mills, Inc., (1)
     0.00%, 10/28/22                                          6,000        4,298
--------------------------------------------------------------------------------
HEALTHCARE-PRODUCTS - 1.0%
   Medtronic, Inc.,
     1.25%, 9/15/21                                           2,000        2,096
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS/WARES - 1.2%
   American Greetings,
     7.00%, 7/15/06 (1)                                        $500         $656
     7.00%, 7/15/06                                           1,500        1,968
--------------------------------------------------------------------------------
                                                                           2,624
--------------------------------------------------------------------------------
INSURANCE - 1.0%
   First American Corp.,
     4.50%, 4/15/08                                           2,000        2,205
--------------------------------------------------------------------------------
INTERNET - 1.2%
   Amazon.Com, Inc.,
     4.75%, 2/1/09                                            3,000        2,546
--------------------------------------------------------------------------------
LEISURE TIME - 1.1%
   Royal Caribbean Cruises Ltd.,
     0.00%, 2/2/21                                            6,000        2,353
--------------------------------------------------------------------------------
LODGING - 0.9%
   Hilton Hotels Corp.,
     5.00%, 5/15/06                                           2,000        1,920
--------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED - 2.0%
   Briggs & Stratton,
     5.00%, 5/15/06 (1)                                       2,500        2,674
     5.00%, 5/15/06                                           1,500        1,604
--------------------------------------------------------------------------------
                                                                           4,278
--------------------------------------------------------------------------------
MEDIA - 2.2%
   Clear Channel Communications, Inc.,
     2.63%, 4/1/03                                            2,000        1,986
   EchoStar Communications Corp.,
     4.88%, 1/1/07                                            3,000        2,906
--------------------------------------------------------------------------------
                                                                           4,892
--------------------------------------------------------------------------------
MINING - 2.5%
   Freeport-McMoRan Copper & Gold, Inc., (1)
     7.00%, 2/11/11                                           2,500        2,524
   Inco Ltd.,
     7.75%, 3/15/16                                           2,828        2,842
--------------------------------------------------------------------------------
                                                                           5,366
--------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING - 0.8%
   Tyco International Group S.A.,
     2.75%, 1/15/18 (1)                                       1,000          928
     3.13%, 1/15/23 (1)                                       1,000          896
--------------------------------------------------------------------------------
                                                                           1,824
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 44 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2003

                                                         PRINCIPAL
                                                           AMOUNT       VALUE
                                                           (000S)       (000S)
CONVERTIBLE BONDS - 52.4% - CONTINUED

OIL & GAS - 2.3%
   Anadarko Petroleum Corp.,
     0.00%, 3/7/20                                           $5,000       $2,960
   Devon Energy Corp.,
     4.90%, 8/15/08                                           2,000        2,043
--------------------------------------------------------------------------------
                                                                           5,003
--------------------------------------------------------------------------------
OIL & GAS PRODUCERS - 0.8%
   Loews Corp.,
     3.13%, 9/15/07                                           2,000        1,839
--------------------------------------------------------------------------------
PHARMACEUTICALS - 2.7%
   Allergan, Inc.,
     0.00%, 11/6/22                                           2,000        1,878
   Cephalon, Inc.,
     5.25%, 5/1/06                                            2,000        1,928
   Teva Pharmaceutical Finance N.V., (1)
     0.38%, 11/15/22                                          1,000        1,131
   Watson Pharmaceuticals, Inc., (1)
     1.75%, 3/15/23                                           1,000        1,020
--------------------------------------------------------------------------------
                                                                           5,957
--------------------------------------------------------------------------------
REAL ESTATE - 1.0%
   EOP Operating LP,
     7.25%, 11/15/08                                          2,000        2,088
--------------------------------------------------------------------------------
RETAIL - 8.4%
   Barnes & Noble, Inc.,
     5.25%, 3/15/09                                           3,000        2,930
   Best Buy Co., Inc.,
     2.25%, 1/15/22 (1)                                       2,000        1,803
     2.25%, 1/15/22                                           4,000        3,605
   Gap (The), Inc., (1)
     5.75%, 3/15/09                                           1,000        1,233
   JC Penney Co., Inc., (1)
     5.00%, 10/15/08                                          3,000        3,059
   Kohls Corp., (1)
     0.00%, 6/12/20                                           4,000        2,528
   TJX Cos., Inc., (1)
     0.00%, 2/13/21                                           4,000        3,129
--------------------------------------------------------------------------------
                                                                          18,287
--------------------------------------------------------------------------------
SEMICONDUCTORS - 3.1%
   Fairchild Semiconductor International, Inc., (1)
     5.00%, 11/1/08                                           2,000        1,862
   International Rectifier Corp.,
     4.25%, 7/15/07                                          $4,000       $3,550
   Lam Research Corp., (1)
     4.00%, 6/1/06                                            1,500        1,362
--------------------------------------------------------------------------------
                                                                           6,774
--------------------------------------------------------------------------------
SOFTWARE - 1.0%
   First Data Corp.,
     2.00%, 3/1/08                                            2,000        2,218
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 3.2%
   Nextel Communications, Inc.,
     6.00%, 6/1/11                                            4,000        3,928
   US Cellular Corp.,
     0.00%, 6/15/15                                           3,500        1,332
   Verizon Global Funding Corp.,
     0.00%, 5/15/21                                           3,000        1,769
--------------------------------------------------------------------------------
                                                                           7,029
--------------------------------------------------------------------------------
TRANSPORTATION - 2.4%
   Airborne, Inc.,
     5.75%, 4/1/07                                            2,000        2,164
   United Parcel Service, Inc.,
     1.75%, 9/27/07                                           3,000        3,034
--------------------------------------------------------------------------------
                                                                           5,198
--------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
--------------------------------------------------------------------------------
(COST $112,779)                                                          114,112

SHORT-TERM INVESTMENT - 12.2%

   Wells Fargo Bank, Grand Cayman,
     Eurodollar Time Deposit,
     1.38%, 4/1/03                                           26,547       26,547
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
--------------------------------------------------------------------------------
(COST $26,547)                                                            26,547

--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.4%
--------------------------------------------------------------------------------
(COST $219,618)                                                          218,852
   Liabilities less Other Assets - (0.4)%                                   (908)
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                     $217,944

(1) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE PUBLICLY SOLD WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933. THE VALUE OF THESE SECURITIES IS DETERMINED BY VALUATIONS SUPPLIED BY A PRICING SERVICE OR BROKERS, OR IF NOT AVAILABLE IN ACCORDANCE WITH PROCEDURES ESTABLISHED BY THE TRUSTEES OF NORTHERN FUNDS. AT MARCH 31, 2003, THE VALUE OF THESE SECURITIES AMOUNTED TO APPROXIMATELY $41,434,000 OR 19.1% OF NET ASSETS.

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 45 EQUITY FUNDS

EQUITY FUNDS

  SCHEDULE OF INVESTMENTS

  INTERNATIONAL GROWTH EQUITY FUND

                                                           NUMBER       VALUE
                                                         OF SHARES      (000S)
COMMON STOCKS - 98.7%

AUSTRALIA - 1.8%
   Telstra Corp. Ltd.                                     1,249,493       $3,073
--------------------------------------------------------------------------------
CANADA - 1.0%
   Royal Bank of Canada                                      43,275        1,681
--------------------------------------------------------------------------------
CHINA - 2.1%
   PetroChina Co. Ltd., Class H                          17,048,000        3,585
--------------------------------------------------------------------------------
FRANCE - 10.1%
   L'Oreal S.A                                               21,968        1,331
   Orange S.A. *                                            478,319        3,836
   Societe Generale, Class A                                 65,290        3,371
   TotalFinaElf S.A                                          44,015        5,571
   Vivendi Universal S.A                                    222,260        2,954
--------------------------------------------------------------------------------
                                                                          17,063
--------------------------------------------------------------------------------
GERMANY - 5.9%
   Altana A.G                                                79,604        3,735
   Deutsche Boerse A.G                                       82,415        3,177
   Henkel KGaA - Preferred                                   50,230        3,089
--------------------------------------------------------------------------------
                                                                          10,001
--------------------------------------------------------------------------------
ITALY - 3.6%
   Eni S.p.A                                                281,166        3,755
   Snam Rete Gas S.p.A                                      646,890        2,273
--------------------------------------------------------------------------------
                                                                           6,028
--------------------------------------------------------------------------------
JAPAN - 21.2%
   Asahi Glass Co. Ltd.                                     536,000        2,875
   Canon, Inc.                                              104,000        3,631
   JFE Holdings, Inc.                                       166,900        2,111
   Komatsu Ltd.                                           1,056,000        3,883
   Mitsui Chemicals, Inc.                                   342,000        1,344
   Mitsui Mining & Smelting Co. Ltd.                      1,379,842        3,421
   Softbank Corp.                                           215,000        2,502
   Tokyo Electric Power Co., Inc.                           187,200        3,576
   Yamaha Corp.                                             301,100        3,390
   Yamaha Motor Co. Ltd.                                    419,000        3,021
   Yamanouchi Pharmaceutical Co. Ltd.                        91,400        2,382
   Yokogawa Electric Corp.                                  539,873        3,587
--------------------------------------------------------------------------------
                                                                          35,723
--------------------------------------------------------------------------------
NETHERLANDS - 7.6%
   Heineken N.V                                              66,874        2,480
   ING Groep N.V. - CVA                                     262,891        3,038
   Koninklijke Philips Electronics N.V                      236,898        3,720
   Royal KPN N.V. *                                         560,556       $3,597
--------------------------------------------------------------------------------
                                                                          12,835
--------------------------------------------------------------------------------
SPAIN - 5.2%
   Acerinox S.A                                              83,123        2,993
   ACS Actividades de Construccion y Servicios S.A           92,271        3,256
   Amadeus Global Travel Distribution S.A., Class A         529,462        2,432
--------------------------------------------------------------------------------
                                                                           8,681
--------------------------------------------------------------------------------
SWEDEN - 3.5%
   Atlas Copco AB, Class A                                  153,181        3,026
   Skandinaviska Enskilda Banken (SEB), Class A             332,509        2,883
--------------------------------------------------------------------------------
                                                                           5,909
--------------------------------------------------------------------------------
SWITZERLAND - 9.2%
   Adecco S.A. (Registered)                                  85,562        2,377
   Credit Suisse Group                                       88,270        1,535
   Roche Holding A.G. (Genuss)                               64,750        3,876
   Swiss Reinsurance (Registered)                            68,646        3,368
   Zurich Financial Services A.G                             50,536        4,300
--------------------------------------------------------------------------------
                                                                          15,456
--------------------------------------------------------------------------------
UNITED KINGDOM - 27.5%
   Amersham PLC                                             331,242        2,152
   BAA PLC                                                  409,219        3,040
   BHP Billiton PLC                                         679,051        3,403
   BP PLC                                                   934,662        5,928
   HSBC Holdings PLC                                        656,353        6,733
   Reed Elsevier PLC                                        424,321        3,032
   Royal Bank of Scotland Group PLC                         243,919        5,494
   Standard Chartered PLC                                   254,036        2,704
   Unilever PLC                                             470,692        4,360
   Vodafone Group PLC                                     3,762,976        6,721
   William Hill PLC                                         807,659        2,799
--------------------------------------------------------------------------------
                                                                          46,366
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
--------------------------------------------------------------------------------
(COST $171,719)                                                          166,401

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 46 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2003

                                                         PRINCIPAL
                                                           AMOUNT       VALUE
                                                           (000S)       (000S)
SHORT-TERM INVESTMENT - 1.2%
   Wells Fargo Bank, Grand Cayman,
     Eurodollar Time Deposit,
     1.38%, 4/1/03                                           $2,008       $2,008
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
--------------------------------------------------------------------------------
(COST $2,008)                                                              2,008


--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 99.9%
--------------------------------------------------------------------------------
(COST $173,727)                                                          168,409
   Other Assets less Liabilities - 0.1%                                      242
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                     $168,651

*    NON-INCOME PRODUCING SECURITY

At March 31, 2003, the International Growth Equity Fund's investments were diversified as follows:

INDUSTRY SECTOR                                                       PERCENTAGE
Consumer Discretionary                                                      11.4%
Consumer Staples                                                             6.8
Energy                                                                      11.3
Financials                                                                  23.0
Health Care                                                                  7.3
Industrials                                                                 12.5
Information Technology                                                       5.8
Materials                                                                    8.0
Telecommunication Services                                                  10.4
Utilities                                                                    3.5
--------------------------------------------------------------------------------

Total                                                                      100.0%

At March 31, 2003, the International Growth Equity Fund's investments were denominated in the following currencies:

CONCENTRATION BY CURRENCY                                             PERCENTAGE
Euro                                                                        32.3%
British Pound                                                               27.5
Japanese Yen                                                                21.2
Swiss Franc                                                                  9.2
All other currencies less than 5%                                            9.8
--------------------------------------------------------------------------------

Total                                                                      100.0%

At March 31, 2003, International Growth Equity Fund had outstanding foreign currency contracts as follows:

                                          CONTRACT      CONTRACT
                                           AMOUNT        AMOUNT
                                           (LOCAL        (U.S.       UNREALIZED
CONTRACT                    DELIVERY      CURRENCY)     DOLLARS)        GAIN
  TYPE       CURRENCY         DATE         (000S)        (000S)        (000S)
             Australian
Sell         Dollar         4/1/03             57          $34           $-

             Canadian
Buy          Dollar         4/1/03          1,280          870            -

             Japanese
Buy          Yen            4/1/03         84,408          704            7
--------------------------------------------------------------------------------

Total                                                                    $7

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 47 EQUITY FUNDS

EQUITY FUNDS

  SCHEDULE OF INVESTMENTS

  INTERNATIONAL SELECT EQUITY FUND

                                                           NUMBER       VALUE
                                                         OF SHARES      (000S)
COMMON STOCKS - 99.7%

AUSTRALIA - 1.8%
   Telstra Corp. Ltd.                                       294,753         $725
--------------------------------------------------------------------------------
CANADA - 1.0%
   Royal Bank of Canada                                      10,255          398
--------------------------------------------------------------------------------
CHINA - 2.1%
   PetroChina Co. Ltd., Class H                           3,968,000          834
--------------------------------------------------------------------------------
FRANCE - 10.0%
   L'Oreal S.A                                                5,223          316
   Orange S.A. *                                            112,747          904
   Societe Generale, Class A                                 14,033          725
   TotalFinaElf S.A                                          10,637        1,346
   Vivendi Universal S.A                                     50,901          677
--------------------------------------------------------------------------------
                                                                           3,968
--------------------------------------------------------------------------------
GERMANY - 6.4%
   Altana A.G                                                19,765          928
   Deutsche Boerse A.G                                       20,917          806
   Henkel KGaA - Preferred                                   13,207          812
--------------------------------------------------------------------------------
                                                                           2,546
--------------------------------------------------------------------------------
ITALY - 3.7%
   Eni S.p.A                                                 67,285          899
   Snam Rete Gas S.p.A                                      160,352          563
--------------------------------------------------------------------------------
                                                                           1,462
--------------------------------------------------------------------------------
JAPAN - 21.5%
   Asahi Glass Co. Ltd.                                     138,000          740
   Canon, Inc.                                               26,000          908
   JFE Holdings, Inc.                                        39,600          501
   Komatsu Ltd.                                             251,000          923
   Mitsui Chemicals, Inc.                                    82,000          322
   Mitsui Mining & Smelting Co. Ltd.                        328,158          814
   Softbank Corp.                                            51,500          599
   Tokyo Electric Power Co., Inc.                            44,500          850
   Yamaha Corp.                                              71,400          804
   Yamaha Motor Co. Ltd.                                     98,000          707
   Yamanouchi Pharmaceutical Co. Ltd.                        21,500          560
   Yokogawa Electric Corp.                                  129,127          858
--------------------------------------------------------------------------------
                                                                           8,586
--------------------------------------------------------------------------------
NETHERLANDS - 7.5%
   Heineken N.V                                              16,319          605
   ING Groep N.V. - CVA                                      63,409          733
   Koninklijke Philips Electronics N.V                       61,166          961
   Royal KPN N.V. *                                         107,994         $693
--------------------------------------------------------------------------------
                                                                           2,992
--------------------------------------------------------------------------------
SPAIN - 5.2%
   Acerinox S.A                                              19,515          703
   ACS Actividades de Construccion y Servicios S.A           22,929          809
   Amadeus Global Travel Distribution S.A., Class A         125,604          577
--------------------------------------------------------------------------------
                                                                           2,089
--------------------------------------------------------------------------------
SWEDEN - 3.9%
   Atlas Copco AB, Class A                                   40,597          802
   Skandinaviska Enskilda Banken (SEB), Class A              84,393          732
--------------------------------------------------------------------------------
                                                                           1,534
--------------------------------------------------------------------------------
SWITZERLAND - 9.1%
   Adecco S.A. (Registered)                                  22,217          617
   Credit Suisse Group                                       21,130          368
   Roche Holding A.G. (Genuss)                               15,456          925
   Swiss Reinsurance (Registered)                            14,063          690
   Zurich Financial Services A.G                             12,202        1,038
--------------------------------------------------------------------------------
                                                                           3,638
--------------------------------------------------------------------------------
UNITED KINGDOM - 27.5%
   Amersham PLC                                              83,247          541
   BAA PLC                                                   98,900          735
   BHP Billiton PLC                                         157,967          791
   BP PLC                                                   223,670        1,419
   HSBC Holdings PLC                                        149,009        1,528
   Reed Elsevier PLC                                        106,764          763
   Royal Bank of Scotland Group PLC                          47,673        1,074
   Standard Chartered PLC                                    65,874          701
   Unilever PLC                                             113,757        1,053
   Vodafone Group PLC                                       914,335        1,633
   William Hill PLC                                         213,052          738
--------------------------------------------------------------------------------
                                                                          10,976
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
--------------------------------------------------------------------------------
(COST $41,272)                                                            39,748

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 48 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2003

                                                         PRINCIPAL
                                                           AMOUNT       VALUE
                                                           (000S)       (000S)
SHORT-TERM INVESTMENT - 0.1%

   Wells Fargo Bank, Grand Cayman,
     Eurodollar Time Deposit,
     1.38%, 4/1/03                                              $50          $50
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
--------------------------------------------------------------------------------
(COST $50)                                                                    50

--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 99.8%
--------------------------------------------------------------------------------
(COST $41,322)                                                            39,798
   Other Assets less Liabilities - 0.2%                                       89
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                     $ 39,887

*    NON-INCOME PRODUCING SECURITY

At March 31, 2003, the International Select Equity Fund's investments were diversified as follows:

INDUSTRY SECTOR                                                       PERCENTAGE
Consumer Discretionary                                                      11.7%
Consumer Staples                                                             7.0
Energy                                                                      11.3
Financials                                                                  22.0
Health Care                                                                  7.4
Industrials                                                                 13.1
Information Technology                                                       6.0
Materials                                                                    7.9
Telecommunications Services                                                 10.0
Utilities                                                                    3.6
--------------------------------------------------------------------------------

Total                                                                      100.0%

At March 31, 2003, the International Select Equity Fund's investments were denominated in the following currencies:

CONCENTRATION BY CURRENCY                                             PERCENTAGE
Euro                                                                        32.7%
British Pound                                                               27.5
Japanese Yen                                                                21.5
Swiss Franc                                                                  9.1
All other currencies less than 5%                                            9.2
--------------------------------------------------------------------------------

Total                                                                      100.0%

At March 31, 2003, International Select Equity Fund had outstanding foreign currency contracts as follows:

                                          CONTRACT      CONTRACT
                                           AMOUNT        AMOUNT
                                           (LOCAL        (U.S.       UNREALIZED
CONTRACT                    DELIVERY      CURRENCY)     DOLLARS)        GAIN
  TYPE       CURRENCY         DATE         (000S)        (000S)        (000S)
             Australian
Sell         Dollar         4/1/03             12           $7           $-
             Canadian
Buy          Dollar         4/1/03            303          206            -
             Japanese
Buy          Yen            4/1/03         19,680          164            2
--------------------------------------------------------------------------------

Total                                                                    $2

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 49 EQUITY FUNDS

EQUITY FUNDS

  SCHEDULE OF INVESTMENTS

  LARGE CAP VALUE FUND

                                                           NUMBER       VALUE
                                                         OF SHARES      (000S)
COMMON STOCKS - 97.3%

AEROSPACE/DEFENSE - 1.9%
   Northrop Grumman Corp.                                    96,000       $8,237
--------------------------------------------------------------------------------
BANKS - 3.8%
   Wachovia Corp.                                           238,000        8,109
   Wells Fargo & Co.                                        180,000        8,098
--------------------------------------------------------------------------------
                                                                          16,207
--------------------------------------------------------------------------------
BEVERAGES - 2.1%
   Coca-Cola (The) Co.                                      220,000        8,906
--------------------------------------------------------------------------------
BUILDING MATERIALS - 2.2%
   Masco Corp.                                              495,000        9,217
--------------------------------------------------------------------------------
CHEMICALS - 3.2%
   Dow Chemical (The) Co.                                   265,000        7,317
   Rohm & Haas Co.                                          218,000        6,492
--------------------------------------------------------------------------------
                                                                          13,809
--------------------------------------------------------------------------------
COMPUTERS - 4.2%
   Electronic Data Systems Corp.                            457,000        8,043
   Hewlett-Packard Co.                                      642,000        9,983
--------------------------------------------------------------------------------
                                                                          18,026
--------------------------------------------------------------------------------
COSMETICS/PERSONAL CARE - 6.2%
   Avon Products, Inc.                                      154,000        8,785
   Kimberly-Clark Corp.                                     204,000        9,274
   Procter & Gamble Co.                                      94,000        8,371
--------------------------------------------------------------------------------
                                                                          26,430
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 6.3%
   CIT Group, Inc.                                          499,000        8,413
   Citigroup, Inc.                                          264,000        9,095
   Morgan Stanley                                           246,000        9,434
--------------------------------------------------------------------------------
                                                                          26,942
--------------------------------------------------------------------------------
ELECTRICAL COMPONENTS & EQUIPMENT - 2.0%
   Emerson Electric Co.                                     184,000        8,344
--------------------------------------------------------------------------------
FOOD - 1.9%
   General Mills, Inc.                                      181,000        8,245
--------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER - 3.5%
   International Paper Co.                                  241,000        8,146
   MeadWestvaco Corp.                                       295,000        6,720
--------------------------------------------------------------------------------
                                                                          14,866
--------------------------------------------------------------------------------
HAND/MACHINE TOOLS - 1.8%
   Snap-On, Inc.                                            315,000        7,799
--------------------------------------------------------------------------------
HEALTHCARE-PRODUCTS - 2.1%
   Baxter International, Inc.                               494,000        9,208
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS/WARES - 1.5%
   Avery Dennison Corp.                                     109,000        6,395
--------------------------------------------------------------------------------
INSURANCE - 9.7%
   Allstate (The) Corp.                                     250,000       $8,293
   Hartford Financial Services Group, Inc.                  256,000        9,034
   Lincoln National Corp.                                   317,000        8,876
   Marsh & McLennan Cos., Inc.                              216,000        9,208
   SAFECO Corp.                                             173,000        6,050
--------------------------------------------------------------------------------
                                                                          41,461
--------------------------------------------------------------------------------
LEISURE TIME - 2.0%
   Royal Caribbean Cruises Ltd.                             570,000        8,567
--------------------------------------------------------------------------------
MACHINERY - CONSTRUCTION & MINING - 2.3%
   Caterpillar, Inc.                                        204,000       10,037
--------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED - 1.9%
   Deere & Co.                                              209,000        8,205
--------------------------------------------------------------------------------
MEDIA - 1.9%
   McGraw-Hill Cos. (The), Inc.                             149,000        8,283
--------------------------------------------------------------------------------
MINING - 2.0%
   Alcoa, Inc.                                              437,000        8,469
--------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING - 7.9%
   3M Co.                                                    62,000        8,062
   General Electric Co.                                     387,000        9,868
   Honeywell International, Inc.                            411,000        8,779
   Pall Corp.                                               361,000        7,220
--------------------------------------------------------------------------------
                                                                          33,929
--------------------------------------------------------------------------------
OFFICE/BUSINESS EQUIPMENT - 1.7%
   Pitney Bowes, Inc.                                       230,000        7,342
--------------------------------------------------------------------------------
OIL & GAS - 8.4%
   ChevronTexaco Corp.                                      129,000        8,340
   ConocoPhillips                                           209,697       11,240
   Royal Dutch Petroleum Co. - New York Shares              217,000        8,843
   Unocal Corp.                                             286,000        7,524
--------------------------------------------------------------------------------
                                                                          35,947
--------------------------------------------------------------------------------
OIL & GAS SERVICES - 2.0%
   Schlumberger Ltd.                                        229,000        8,704
--------------------------------------------------------------------------------
PHARMACEUTICALS - 6.6%
   Abbott Laboratories                                      255,000        9,590
   Merck & Co., Inc.                                        183,000       10,025
   Pfizer, Inc.                                             286,000        8,912
--------------------------------------------------------------------------------
                                                                          28,527
--------------------------------------------------------------------------------
RETAIL - 4.0%
   Limited Brands                                           679,000        8,739
   Penney (J.C.) Co., Inc. (Holding Co.)                    431,000        8,465
--------------------------------------------------------------------------------
                                                                          17,204
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 50 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2003

                                                           NUMBER       VALUE
                                                         OF SHARES      (000S)
COMMON STOCKS - 97.3% - CONTINUED

TELECOMMUNICATIONS - 4.2%
   Alltel Corp.                                             209,000       $9,355
   BellSouth Corp.                                          392,000        8,494
--------------------------------------------------------------------------------
                                                                          17,849
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
--------------------------------------------------------------------------------
(COST $465,114)                                                          417,155

                                                         PRINCIPAL
                                                           AMOUNT          VALUE
                                                           (000S)         (000S)
SHORT-TERM INVESTMENT - 1.5%
   Wells Fargo Bank, Grand Cayman,
     Eurodollar Time Deposit,
     1.38%, 4/1/03                                           $6,430        6,430
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
--------------------------------------------------------------------------------
(COST $6,430)                                                              6,430
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 98.8%
--------------------------------------------------------------------------------
(COST $471,544)                                                          423,585
   Other Assets less Liabilities - 1.2%                                    5,150
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                     $428,735

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 51 EQUITY FUNDS

EQUITY FUNDS

  SCHEDULE OF INVESTMENTS

  MID CAP GROWTH FUND

                                                           NUMBER       VALUE
                                                         OF SHARES      (000S)
COMMON STOCKS - 96.9%

ADVERTISING - 1.1%
   Lamar Advertising Co. *                                   86,050       $2,526
--------------------------------------------------------------------------------
AGRICULTURE - 1.1%
   Bunge Ltd.                                                96,700        2,433
--------------------------------------------------------------------------------
APPAREL - 1.4%
   Coach, Inc. *                                             82,700        3,170
--------------------------------------------------------------------------------
BANKS - 2.1%
   Investors Financial Services Corp.                        86,500        2,106
   M&T Bank Corp.                                            33,000        2,593
--------------------------------------------------------------------------------
                                                                           4,699
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - 6.5%
   Career Education Corp. *                                  59,500        2,911
   ChoicePoint, Inc. *                                       65,775        2,230
   Education Management Corp. *                              73,300        2,915
   FTI Consulting, Inc. *                                    51,800        2,394
   Iron Mountain, Inc. *                                    110,500        4,226
--------------------------------------------------------------------------------
                                                                          14,676
--------------------------------------------------------------------------------
COMPUTERS - 5.5%
   Affiliated Computer Services, Inc., Class A *            103,400        4,577
   Cognizant Technology Solutions Corp. *                    19,900        1,340
   Lexmark International, Inc. *                             62,600        4,191
   NetScreen Technologies, Inc. *                           131,900        2,213
--------------------------------------------------------------------------------
                                                                          12,321
--------------------------------------------------------------------------------
COSMETICS/PERSONAL CARE - 1.1%
   Estee Lauder Cos. (The), Inc., Class A                    78,800        2,392
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 1.0%
   Legg Mason, Inc.                                          48,300        2,354
--------------------------------------------------------------------------------
ELECTRONICS - 0.9%
   Flextronics International Ltd. *                         236,100        2,059
--------------------------------------------------------------------------------
ENTERTAINMENT - 1.0%
   International Game Technology *                           28,500        2,334
--------------------------------------------------------------------------------
ENVIRONMENTAL CONTROL - 2.3%
   Stericycle, Inc. *                                       137,600        5,172
--------------------------------------------------------------------------------
HEALTHCARE-PRODUCTS - 7.3%
   Alcon, Inc. *                                            101,500        4,164
   St. Jude Medical, Inc. *                                  84,200        4,105
   Varian Medical Systems, Inc. *                            70,000        3,775
   Zimmer Holdings, Inc. *                                   91,700        4,459
--------------------------------------------------------------------------------
                                                                          16,503
--------------------------------------------------------------------------------
HEALTHCARE-SERVICES - 1.7%
   Anthem, Inc. *                                            57,200       $3,789
--------------------------------------------------------------------------------
HOME FURNISHINGS - 1.1%
   Harman International Industries, Inc.                     40,300        2,360
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS/WARES - 1.8%
   Avery Dennison Corp.                                      39,300        2,306
   Scotts (The) Co., Class A *                               33,000        1,709
--------------------------------------------------------------------------------
                                                                           4,015
--------------------------------------------------------------------------------
INSURANCE - 2.7%
   Everest Re Group Ltd.                                     21,900        1,253
   Montpelier Re Holdings Ltd. *                             85,200        2,403
   Radian Group, Inc.                                        74,700        2,493
--------------------------------------------------------------------------------
                                                                           6,149
--------------------------------------------------------------------------------
LEISURE TIME - 1.6%
   Harley-Davidson, Inc.                                     87,700        3,483
--------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED - 1.2%
   Zebra Technologies Corp., Class A *                       41,400        2,666
--------------------------------------------------------------------------------
MEDIA - 5.8%
   COX Radio, Inc., Class A *                                99,500        2,056
   Lin TV Corp., Class A *                                  179,900        3,690
   Meredith Corp.                                            60,300        2,302
   New York Times Co., Class A                               49,200        2,123
   Westwood One, Inc. *                                      94,600        2,955
--------------------------------------------------------------------------------
                                                                          13,126
--------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING - 1.6%
   Danaher Corp.                                             53,800        3,538
--------------------------------------------------------------------------------
OIL & GAS - 2.3%
   Devon Energy Corp.                                        54,300        2,619
   XTO Energy, Inc.                                         135,066        2,566
--------------------------------------------------------------------------------
                                                                           5,185
--------------------------------------------------------------------------------
OIL & GAS SERVICES - 2.4%
   National-Oilwell, Inc. *                                 115,900        2,595
   Smith International, Inc. *                               79,600        2,804
--------------------------------------------------------------------------------
                                                                           5,399
--------------------------------------------------------------------------------
PACKAGING & CONTAINERS - 2.6%
   Packaging Corp. of America *                             195,900        3,528
   Pactiv Corp. *                                           112,200        2,278
--------------------------------------------------------------------------------
                                                                           5,806
--------------------------------------------------------------------------------
PHARMACEUTICALS - 13.8%
   Allergan, Inc.                                            72,100        4,918

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 52 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2003

                                                           NUMBER       VALUE
                                                         OF SHARES      (000S)
COMMON STOCKS - 96.9% - CONTINUED

PHARMACEUTICALS - 13.8% - (CONTINUED)
   Biovail Corp. *                                           61,300       $2,444
   Forest Laboratories, Inc. *                               93,200        5,030
   Gilead Sciences, Inc. *                                  160,650        6,746
   Medimmune, Inc. *                                        157,700        5,177
   Pharmaceutical Resources, Inc. *                          62,500        2,655
   Teva Pharmaceutical Industries Ltd. ADR                   96,700        4,028
--------------------------------------------------------------------------------
                                                                          30,998
--------------------------------------------------------------------------------
RETAIL - 5.1%
   Applebee's International, Inc.                           100,700        2,824
   Bed Bath & Beyond, Inc. *                                 68,000        2,349
   Fred's, Inc.                                             139,300        3,879
   Staples, Inc. *                                          133,500        2,447
--------------------------------------------------------------------------------
                                                                          11,499
--------------------------------------------------------------------------------
SAVINGS & LOANS - 1.3%
   Sovereign Bancorp, Inc.                                  205,250        2,843
--------------------------------------------------------------------------------
SEMICONDUCTORS - 6.6%
   KLA-Tencor Corp. *                                        84,750        3,046
   Linear Technology Corp.                                  125,850        3,885
   Maxim Integrated Products, Inc.                           91,600        3,309
   Novellus Systems, Inc. *                                  55,700        1,519
   Xilinx, Inc. *                                           135,500        3,172
--------------------------------------------------------------------------------
                                                                          14,931
--------------------------------------------------------------------------------
SOFTWARE - 7.3%
   Adobe Systems, Inc.                                       94,000        2,898
   BEA Systems, Inc. *                                      196,100        1,998
   Intuit, Inc. *                                            74,950        2,788
   Mercury Interactive Corp. *                              160,200        4,755
   National Instruments Corp. *                             115,000        4,056
--------------------------------------------------------------------------------
                                                                          16,495
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 2.7%
   CenturyTel, Inc.                                          79,300        2,189
   Nextel Communications, Inc., Class A *                   160,800        2,153
   UTStarcom, Inc. *                                         90,800        1,815
--------------------------------------------------------------------------------
                                                                           6,157
--------------------------------------------------------------------------------
TOYS, GAMES & HOBBIES - 0.6%
   Mattel, Inc.                                              55,700        1,253
--------------------------------------------------------------------------------
TRANSPORTATION - 3.4%
   Canadian Pacific Railway Ltd.                            117,700        2,482
   Expeditors International Washington, Inc.                 73,600        2,646
   Landstar System, Inc. *                                   42,900       $2,467
--------------------------------------------------------------------------------
                                                                           7,595
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
--------------------------------------------------------------------------------
(COST $201,631)                                                          217,926

                                                         PRINCIPAL
                                                           AMOUNT       VALUE
                                                           (000S)       (000S)
SHORT-TERM INVESTMENT - 5.1%
   State Street Bank & Trust Co., Grand Cayman,
     Eurodollar Time Deposit,
     1.38%, 4/1/03                                          $11,523       11,523
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
--------------------------------------------------------------------------------
(COST $11,523)                                                            11,523

--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 102.0%
--------------------------------------------------------------------------------
(COST $213,154)                                                          229,449
   Liabilities less Other Assets - (2.0)%                                 (4,519)
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                     $224,930

*    NON-INCOME PRODUCING SECURITY

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 53 EQUITY FUNDS

EQUITY FUNDS

  SCHEDULE OF INVESTMENTS

  SELECT EQUITY FUND

                                                           NUMBER       VALUE
                                                         OF SHARES      (000S)
COMMON STOCKS - 97.4%

AEROSPACE/DEFENSE - 1.2%
   Lockheed Martin Corp.                                    103,000       $4,898
--------------------------------------------------------------------------------
APPAREL - 0.3%
   Coach, Inc. *                                             30,000        1,150
--------------------------------------------------------------------------------
BANKS - 1.1%
   SouthTrust Corp.                                         100,000        2,553
   Wells Fargo & Co.                                         35,000        1,575
--------------------------------------------------------------------------------
                                                                           4,128
--------------------------------------------------------------------------------
BIOTECHNOLOGY - 4.7%
   Amgen, Inc. *                                            193,000       11,107
   Genentech, Inc. *                                        100,000        3,501
   Gilead Sciences, Inc. *                                   96,000        4,031
--------------------------------------------------------------------------------
                                                                          18,639
--------------------------------------------------------------------------------
CHEMICALS - 1.2%
   Ecolab, Inc.                                              40,000        1,973
   Praxair, Inc.                                             55,000        3,099
--------------------------------------------------------------------------------
                                                                           5,072
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - 1.0%
   Apollo Group, Inc., Class A *                             75,900        3,787
--------------------------------------------------------------------------------
COMPUTERS - 5.7%
   Dell Computer Corp. *                                    395,400       10,798
   Hewlett-Packard Co.                                      328,000        5,101
   International Business Machines Corp.                      7,000          549
   Lexmark International, Inc. *                             49,500        3,314
   Veritas Software Corp. *                                 161,000        2,830
--------------------------------------------------------------------------------
                                                                          22,592
--------------------------------------------------------------------------------
COSMETICS/PERSONAL CARE - 2.3%
   Avon Products, Inc.                                       80,500        4,593
   Procter & Gamble Co.                                      50,000        4,452
--------------------------------------------------------------------------------
                                                                           9,045
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 2.4%
   American Express Co.                                     100,000        3,323
   SLM Corp.                                                 54,000        5,990
--------------------------------------------------------------------------------
                                                                           9,313
--------------------------------------------------------------------------------
FOOD - 1.0%
   Wrigley (Wm.) Jr. Co.                                     70,000        3,955
--------------------------------------------------------------------------------
HEALTHCARE-PRODUCTS - 11.6%
   Becton, Dickinson & Co.                                   93,000        3,203
   Guidant Corp.                                             86,000        3,113
   Johnson & Johnson                                        270,000       15,625
   Medtronic, Inc.                                          191,000        8,618
   St. Jude Medical, Inc. *                                  74,000       $3,607
   Stryker Corp.                                             71,000        4,874
   Varian Medical Systems, Inc. *                            21,400        1,154
   Zimmer Holdings, Inc. *                                  117,000        5,690
--------------------------------------------------------------------------------
                                                                          45,884
--------------------------------------------------------------------------------
INSURANCE - 2.5%
   AFLAC, Inc.                                              180,000        5,769
   Marsh & McLennan Cos., Inc.                               95,000        4,050
--------------------------------------------------------------------------------
                                                                           9,819
--------------------------------------------------------------------------------
INTERNET - 5.1%
   Amazon.com, Inc. *                                       183,000        4,763
   eBay, Inc. *                                             103,000        8,785
   WebMD Corp. *                                            100,000          902
   Yahoo!, Inc. *                                           230,000        5,525
--------------------------------------------------------------------------------
                                                                          19,975
--------------------------------------------------------------------------------
MEDIA - 8.3%
   Comcast Corp., Special Class A *                         341,100        9,377
   Echostar Communications Corp., Class A *                 124,000        3,581
   Fox Entertainment Group, Inc., Class A *                 207,000        5,521
   Gannett Co., Inc.                                         80,000        5,634
   Scripps (E.W.) Co., Class A                               15,000        1,136
   Tribune Co.                                               65,000        2,926
   Viacom, Inc., Class B *                                   85,000        3,104
   Westwood One, Inc. *                                      45,000        1,406
--------------------------------------------------------------------------------
                                                                          32,685
--------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING - 3.0%
   3M Co.                                                    65,000        8,452
   Danaher Corp.                                             48,700        3,203
--------------------------------------------------------------------------------
                                                                          11,655
--------------------------------------------------------------------------------
OIL & GAS - 5.9%
   Apache Corp.                                              36,750        2,269
   Devon Energy Corp.                                        40,200        1,938
   EOG Resources, Inc.                                       28,000        1,108
   Imperial Oil Ltd.                                        166,000        5,339
   Occidental Petroleum Corp.                               200,000        5,992
   Pogo Producing Co.                                        64,000        2,545
   Suncor Energy, Inc.                                       90,000        1,572
   XTO Energy, Inc.                                         138,666        2,635
--------------------------------------------------------------------------------
                                                                          23,398
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 54 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2003

                                                           NUMBER       VALUE
                                                         OF SHARES      (000S)
COMMON STOCKS - 97.4% - CONTINUED

PHARMACEUTICALS - 9.9%
   Forest Laboratories, Inc. *                              137,000       $7,394
   Medimmune, Inc. *                                         83,200        2,731
   Merck & Co., Inc.                                        142,600        7,812
   Mylan Laboratories, Inc.                                 105,500        3,033
   Novartis A.G. ADR                                        202,000        7,486
   Pfizer, Inc.                                             165,000        5,141
   Teva Pharmaceutical Industries Ltd. ADR                  132,000        5,498
--------------------------------------------------------------------------------
                                                                          39,095
--------------------------------------------------------------------------------
RETAIL - 7.5%
   Bed Bath & Beyond, Inc. *                                 75,300        2,601
   Best Buy Co., Inc. *                                     111,400        3,004
   Costco Wholesale Corp. *                                 164,000        4,925
   Kohl's Corp. *                                           100,000        5,658
   Staples, Inc. *                                          110,000        2,016
   Starbucks Corp. *                                        137,500        3,542
   Wal-Mart Stores, Inc.                                    150,000        7,805
--------------------------------------------------------------------------------
                                                                          29,551
--------------------------------------------------------------------------------
SAVINGS & LOANS - 1.0%
   Golden West Financial Corp.                               55,000        3,956
--------------------------------------------------------------------------------
SEMICONDUCTORS - 4.4%
   Intel Corp.                                              639,500       10,411
   Linear Technology Corp.                                   75,000        2,315
   Maxim Integrated Products, Inc.                          130,300        4,707
--------------------------------------------------------------------------------
                                                                          17,433
--------------------------------------------------------------------------------
SOFTWARE - 8.8%
   Adobe Systems, Inc.                                      127,000        3,915
   Mercury Interactive Corp. *                               36,000        1,069
   Microsoft Corp.                                          644,000       15,591
   Oracle Corp. *                                           680,000        7,377
   SAP A.G. Sponsored ADR                                   363,000        6,883
--------------------------------------------------------------------------------
                                                                          34,835
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 7.3%
   Cisco Systems, Inc. *                                    750,700        9,744
   Nextel Communications, Inc., Class A *                   229,000        3,066
   Nokia OYJ ADR                                            310,600        4,352
   QUALCOMM, Inc.                                           180,000        6,491
   Vodafone Group PLC ADR                                   270,000        4,919
--------------------------------------------------------------------------------
                                                                          28,572
--------------------------------------------------------------------------------
TOYS, GAMES & HOBBIES - 0.8%
   Mattel, Inc.                                             142,000        3,195
--------------------------------------------------------------------------------
TRANSPORTATION - 0.4%
   Expeditors International Washington, Inc.                 40,000       $1,438
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
--------------------------------------------------------------------------------
(COST $365,529)                                                          384,070

                                                         PRINCIPAL
                                                           AMOUNT       VALUE
                                                           (000S)       (000S)
SHORT-TERM INVESTMENT - 0.7%
   Wells Fargo Bank, Grand Cayman,
     Eurodollar Time Deposit,
     1.38%, 4/1/03                                           $2,701        2,701
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
--------------------------------------------------------------------------------
(COST $2,701)                                                              2,701

--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 98.1%
--------------------------------------------------------------------------------
(COST $368,230)                                                          386,771
   Other Assets less Liabilities - 1.9%                                    7,512
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                     $394,283

*    NON-INCOME PRODUCING SECURITY

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 55 EQUITY FUNDS

EQUITY FUNDS

  SCHEDULE OF INVESTMENTS

  SMALL CAP GROWTH FUND

                                                           NUMBER       VALUE
                                                         OF SHARES      (000S)
COMMON STOCKS - 95.9%

ADVERTISING - 0.8%
   R.H. Donnelley Corp. *                                    32,700         $970
--------------------------------------------------------------------------------
APPAREL - 3.9%
   Coach, Inc. *                                             39,200        1,503
   Quiksilver, Inc. *                                        21,300          652
   Reebok International Ltd. *                               40,100        1,317
   Timberland (The) Co., Class A *                           15,600          652
   Wolverine World Wide, Inc.                                38,600          647
--------------------------------------------------------------------------------
                                                                           4,771
--------------------------------------------------------------------------------
BIOTECHNOLOGY - 1.3%
   Martek Biosciences Corp. *                                57,500        1,640
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - 3.9%
   FTI Consulting, Inc. *                                    48,900        2,260
   Rent-A-Center, Inc. *                                     12,200          667
   Rollins, Inc.                                             79,450        1,830
--------------------------------------------------------------------------------
                                                                           4,757
--------------------------------------------------------------------------------
COMPUTERS - 6.3%
   Imation Corp. *                                           37,700        1,403
   Intergraph Corp. *                                        66,000        1,145
   Iomega Corp. *                                           116,600        1,294
   Lexar Media, Inc. *                                      134,800          442
   NetScreen Technologies, Inc. *                           127,400        2,138
   Sandisk Corp. *                                           33,300          560
   Syntel, Inc. *                                            35,000          671
--------------------------------------------------------------------------------
                                                                           7,653
--------------------------------------------------------------------------------
ELECTRONICS - 7.0%
   Benchmark Electronics, Inc. *                             44,100        1,249
   Daktronics, Inc. *                                        99,400        1,546
   Dionex Corp. *                                            42,600        1,407
   Garmin Ltd. *                                             40,700        1,457
   Rogers Corp. *                                            21,600          642
   Symbol Technologies, Inc.                                 95,900          826
   Trimble Navigation Ltd. *                                 77,000        1,458
--------------------------------------------------------------------------------
                                                                           8,585
--------------------------------------------------------------------------------
ENGINEERING & CONSTRUCTION - 1.1%
   Chicago Bridge & Iron Co.                                 79,100        1,285
--------------------------------------------------------------------------------
ENTERTAINMENT - 1.1%
   GTECH Holdings Corp. *                                    42,500        1,388
--------------------------------------------------------------------------------
ENVIRONMENTAL CONTROL - 1.9%
   Stericycle, Inc. *                                        36,100        1,357
   Tetra Tech, Inc. *                                        71,300        1,008
--------------------------------------------------------------------------------
                                                                           2,365
--------------------------------------------------------------------------------
FOOD - 1.7%
   American Italian Pasta Co., Class A *                     29,500       $1,276
   Whole Foods Market, Inc. *                                14,200          790
--------------------------------------------------------------------------------
                                                                           2,066
--------------------------------------------------------------------------------
GAS - 1.1%
   UGI Corp.                                                 30,600        1,398
--------------------------------------------------------------------------------
HEALTHCARE-PRODUCTS - 5.6%
   Advanced Neuromodulation Systems, Inc. *                  38,800        1,664
   Alaris Medical, Inc. *                                    81,200          840
   Arrow International, Inc.                                 15,200          618
   Biosite, Inc. *                                           38,400        1,475
   Centerpulse ADR                                           17,000          362
   Inamed Corp. *                                            33,900        1,213
   Patterson Dental Co. *                                    14,100          648
--------------------------------------------------------------------------------
                                                                           6,820
--------------------------------------------------------------------------------
HEALTHCARE-SERVICES - 1.7%
   Odyssey HealthCare, Inc. *                                85,700        2,037
--------------------------------------------------------------------------------
HOME FURNISHINGS - 2.0%
   Harman International Industries, Inc.                     42,100        2,466
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS/WARES - 1.0%
   Scotts (The) Co., Class A *                               22,800        1,181
--------------------------------------------------------------------------------
HOUSEWARES - 1.1%
   Toro Co.                                                  18,500        1,296
--------------------------------------------------------------------------------
INTERNET - 9.9%
   Avocent Corp. *                                           36,800          859
   Checkfree Corp. *                                         56,200        1,263
   DoubleClick, Inc. *                                      133,900        1,040
   Infospace, Inc. *                                         29,100          315
   j2 Global Communications, Inc. *                          28,300          806
   Macromedia, Inc. *                                        96,200        1,162
   Netease.com ADR *                                         96,900        1,449
   NetFlix, Inc. *                                           77,100        1,569
   United Online, Inc. *                                     41,700          719
   Verity, Inc. *                                            38,900          539
   WebMD Corp. *                                            138,300        1,247
   webMethods, Inc. *                                       116,000        1,059
--------------------------------------------------------------------------------
                                                                          12,027
--------------------------------------------------------------------------------
LODGING - 0.6%
   Station Casinos, Inc. *                                   32,100          678
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 56 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2003

                                                           NUMBER       VALUE
                                                         OF SHARES      (000S)
COMMON STOCKS - 95.9% - CONTINUED

MACHINERY - DIVERSIFIED - 1.0%
   Cognex Corp. *                                            55,700       $1,179
--------------------------------------------------------------------------------
METAL FABRICATION/HARDWARE - 1.3%
   Maverick Tube Corp. *                                     83,100        1,546
--------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING - 0.8%
   Clarcor, Inc.                                             26,600          963
--------------------------------------------------------------------------------
OIL & GAS - 3.7%
   Cimarex Energy Co. *                                      33,800          657
   Patina Oil & Gas Corp.                                    38,500        1,267
   Valero Energy Corp.                                       31,900        1,320
   XTO Energy, Inc.                                          68,000        1,292
--------------------------------------------------------------------------------
                                                                           4,536
--------------------------------------------------------------------------------
OIL & GAS SERVICES - 1.9%
   Key Energy Services, Inc. *                              121,300        1,223
   Varco International, Inc. *                               62,500        1,144
--------------------------------------------------------------------------------
                                                                           2,367
--------------------------------------------------------------------------------
PHARMACEUTICALS - 9.6%
   Able Laboratories, Inc. *                                 28,000          396
   BioMarin Pharmaceuticals, Inc. *                         123,700        1,404
   Eon Labs, Inc. *                                          63,000        1,682
   Hi-Tech Pharmacal Co., Inc. *                             32,500          701
   Medicines Co. *                                           36,000          671
   NBTY, Inc. *                                              86,500        1,640
   Pharmaceutical Resources, Inc. *                          68,500        2,910
   Taro Pharmaceuticals Industries *                         40,500        1,550
   United Therapeutics Corp. *                               39,500          681
--------------------------------------------------------------------------------
                                                                          11,635
--------------------------------------------------------------------------------
RETAIL - 3.8%
   Brown Shoe Co., Inc.                                      50,100        1,356
   Cosi, Inc. *                                             146,500          265
   MSC Industrial Direct Co. *                               74,700        1,195
   Pacific Sunwear of California, Inc. *                     54,300        1,105
   Tractor Supply Co. *                                      20,600          680
--------------------------------------------------------------------------------
                                                                           4,601
--------------------------------------------------------------------------------
SAVINGS & LOANS - 1.4%
   Harbor Florida Bancshares, Inc.                           70,600        1,649
--------------------------------------------------------------------------------
SEMICONDUCTORS - 4.6%
   Integrated Circuit Systems, Inc. *                        73,100        1,586
   Omnivision Technologies, Inc. *                           72,900        1,511
   Power Integrations, Inc. *                                31,300          649
   Silicon Laboratories, Inc. *                              48,200       $1,260
   Veeco Instruments, Inc. *                                 40,100          619
--------------------------------------------------------------------------------
                                                                           5,625
--------------------------------------------------------------------------------
SOFTWARE - 7.2%
   Ascential Software Corp. *                               319,700          895
   Cognos, Inc. *                                            44,200        1,004
   Group 1 Software, Inc. *                                  60,100        1,082
   IMPAC Medical Systems, Inc. *                             33,500          747
   Mercury Interactive Corp. *                               20,400          606
   MicroStrategy, Inc., Class A *                            28,300          682
   National Instruments Corp. *                              30,600        1,079
   Open Text Corp. *                                         56,200        1,564
   Verint Systems, Inc. *                                    63,900        1,080
--------------------------------------------------------------------------------
                                                                           8,739
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 4.7%
   Amdocs Ltd. *                                             49,500          657
   Enterasys Networks, Inc. *                               167,200          309
   Foundry Networks, Inc. *                                 157,700        1,268
   Mobile Telesystems ADR *                                  32,000        1,317
   SafeNet, Inc. *                                           40,000          818
   Vimpel-Communications ADR *                               39,100        1,349
--------------------------------------------------------------------------------
                                                                           5,718
--------------------------------------------------------------------------------
TOYS, GAMES & HOBBIES - 1.4%
   Marvel Enterprises, Inc. *                               125,300        1,732
--------------------------------------------------------------------------------
TRANSPORTATION - 2.5%
   Landstar System, Inc. *                                   29,300        1,685
   UTI Worldwide, Inc.                                       49,500        1,386
--------------------------------------------------------------------------------
                                                                           3,071
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
--------------------------------------------------------------------------------
(COST $111,528)                                                          116,744

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 57 EQUITY FUNDS

EQUITY FUNDS

  SCHEDULE OF INVESTMENTS                                         MARCH 31, 2003

  SMALL CAP GROWTH FUND (CONTINUED)

                                                         PRINCIPAL
                                                           AMOUNT       VALUE
                                                           (000S)       (000S)
SHORT-TERM INVESTMENT - 4.1%

   Wells Fargo Bank, Grand Cayman,
     Eurodollar Time Deposit,
     1.38%, 4/1/03                                           $4,943       $4,943
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
--------------------------------------------------------------------------------
(COST $4,943)                                                              4,943

--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.0%
--------------------------------------------------------------------------------
(COST $116,471)                                                          121,687
   Liabilities less Other Assets - 0.0%                                       (8)
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                     $121,679

*    NON-INCOME PRODUCING SECURITY

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 58 NORTHERN FUNDS ANNUAL REPORT

                                                                    EQUITY FUNDS

  SCHEDULE OF INVESTMENTS                                         MARCH 31, 2003

  SMALL CAP INDEX FUND

                                                           NUMBER       VALUE
                                                         OF SHARES      (000S)
COMMON STOCKS - 97.4%

ADVERTISING - 0.4%
   Advo, Inc. *                                               5,541         $183
   APAC Customer Services, Inc. *                             7,700           18
   Cross Media Marketing Corp. *                              2,500            1
   Grey Global Group, Inc.                                      178          110
   Penton Media, Inc. *                                       4,400            2
   R.H. Donnelley Corp. *                                     8,100          240
   Sitel Corp. *                                             16,800           18
   ValueVision Media, Inc., Class A *                         5,700           57
--------------------------------------------------------------------------------
                                                                             629
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 1.0%
   AAR Corp. *                                                7,600           29
   Armor Holdings, Inc. *                                     7,000           70
   BE Aerospace, Inc. *                                      10,600           20
   Curtiss-Wright Corp.                                       3,100          188
   DRS Technologies, Inc. *                                   6,400          160
   Ducommun, Inc. *                                           2,000           20
   EDO Corp.                                                  4,500           81
   Engineered Support Systems, Inc.                           3,750          147
   Esterline Technologies Corp. *                             6,200          105
   GenCorp, Inc.                                              9,200           58
   Heico Corp.                                                4,200           37
   Herley Industries, Inc. *                                  3,500           60
   Integrated Defense Technologies, Inc. *                    2,200           31
   Kaman Corp., Class A                                       6,700           66
   Moog, Inc., Class A *                                      4,450          136
   Orbital Sciences Corp. *                                  13,500           70
   Sequa Corp., Class A *                                     1,800           62
   Teledyne Technologies, Inc. *                              9,000          114
   Triumph Group, Inc. *                                      4,200           94
   United Defense Industries, Inc. *                          6,300          136
   United Industrial Corp. of New York                        2,800           35
--------------------------------------------------------------------------------
                                                                           1,719
--------------------------------------------------------------------------------
AGRICULTURE - 0.5%
   Alico, Inc.                                                1,000           24
   Delta & Pine Land Co.                                     10,900          246
   DIMON, Inc.                                               12,200           70
   Maui Land & Pineapple Co., Inc. *                            900           18
   Seminis, Inc., Class A *                                   4,100           12
   Standard Commercial Corp.                                  3,300           52
   Tejon Ranch Co. *                                          2,100           56
   Universal Corp. of Virginia                                7,800          294
   Vector Group Ltd.                                          6,379          $70
--------------------------------------------------------------------------------
                                                                             842
--------------------------------------------------------------------------------
AIRLINES - 0.3%
   Airtran Holdings, Inc. *                                  18,700          126
   Alaska Air Group, Inc. *                                   7,100          111
   ATA Holdings Corp. *                                       1,000            4
   Atlantic Coast Airlines Holdings, Inc. *                  12,100           75
   ExpressJet Holdings, Inc. *                                8,900           73
   Frontier Airlines, Inc. *                                  8,750           43
   Mesa Air Group, Inc. *                                     9,200           46
   Mesaba Holdings, Inc. *                                    2,800           16
   Midwest Express Holdings, Inc. *                           3,900            5
   UAL Corp. *                                               19,600           16
--------------------------------------------------------------------------------
                                                                             515
--------------------------------------------------------------------------------
APPAREL - 0.9%
   Cherokee, Inc. *                                           1,400           21
   DHB Industries, Inc. *                                     4,900           11
   Guess?, Inc. *                                             2,200            8
   Gymboree Corp. *                                           7,100          107
   K-Swiss, Inc., Class A                                     3,500           89
   Kellwood Co.                                               7,450          216
   Maxwell Shoe Co., Inc., Class A *                          4,300           48
   Mossimo, Inc. *                                            1,500            7
   Nautica Enterprises, Inc. *                                7,486           73
   Oshkosh B'Gosh, Inc., Class A                              2,900           75
   Oxford Industries, Inc.                                    1,800           44
   Phillips-Van Heusen Corp.                                  6,800           84
   Quiksilver, Inc. *                                         6,750          207
   Russell Corp.                                              7,200          126
   Skechers U.S.A., Inc., Class A *                           4,600           30
   Steven Madden Ltd. *                                       2,700           42
   Stride Rite Corp.                                         11,000           93
   Tropical Sportswear International Corp. *                  1,500            7
   Unifi, Inc. *                                             14,900           72
   Vans, Inc. *                                               5,500           23
   Wolverine World Wide, Inc.                                12,300          206
--------------------------------------------------------------------------------
                                                                           1,589
--------------------------------------------------------------------------------
AUTO MANUFACTURERS - 0.2%
   Oshkosh Truck Corp.                                        4,400          274
   Wabash National Corp. *                                    7,600           48
--------------------------------------------------------------------------------
                                                                             322
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 59 EQUITY FUNDS

EQUITY FUNDS

  SCHEDULE OF INVESTMENTS

  SMALL CAP INDEX FUND (CONTINUED)

                                                           NUMBER       VALUE
                                                         OF SHARES      (000S)
COMMON STOCKS - 97.4% - CONTINUED

AUTO PARTS & EQUIPMENT - 0.5%
   Aftermarket Technology Corp. *                             2,200          $25
   Bandag, Inc.                                               3,100           99
   Collins & Aikman Corp. *                                   7,260           30
   Dura Automotive Systems, Inc. *                            4,400           25
   IMPCO Technologies, Inc. *                                 3,800            8
   Keystone Automotive Industries, Inc. *                     3,000           53
   Modine Manufacturing Co.                                   8,400          126
   Raytech Corp.*                                            12,300           72
   Spartan Motors, Inc.                                       2,800           25
   Sports Resorts International, Inc. *                       7,200           36
   Standard Motor Products, Inc.                              2,100           23
   Strattec Security Corp. *                                  1,000           44
   Superior Industries International, Inc.                    6,300          229
   Tenneco Automotive, Inc. *                                11,200           25
   Tower Automotive, Inc. *                                  15,700           37
--------------------------------------------------------------------------------
                                                                             857
--------------------------------------------------------------------------------
BANKS - 8.7%
   1st Source Corp.                                           4,326           55
   ABC Bancorp                                                2,900           40
   Alabama National Bancorp                                   2,900          119
   Allegiant Bancorp, Inc.                                    3,500           59
   Amcore Financial, Inc.                                     7,282          159
   American National Bankshares, Inc. of Virginia             1,700           42
   Arrow Financial Corp.                                      1,909           55
   Banc Corp.                                                 3,900           19
   Bancfirst Corp.                                            1,200           53
   Bank of Granite Corp.                                      4,060           67
   Bank of the Ozarks, Inc.                                   1,300           36
   Banner Corp.                                               3,100           49
   Bay View Capital Corp. *                                  18,642          102
   Boston Private Financial Holdings, Inc.                    5,700           85
   Bryn Mawr Bank Corp.                                       1,100           39
   BSB Bancorp, Inc.                                          2,600           56
   Camden National Corp.                                      2,400           60
   Capital City Bank Group, Inc.                              2,050           80
   Capitol Bancorp Ltd.                                       2,300           49
   Cascade Bancorp                                            3,700           54
   Cathay Bancorp, Inc.                                       4,600          180
   CB Bancshares, Inc.                                        1,000           49
   CCBT Financial Cos., Inc.                                  2,600           57
   Central Coast Bancorp *                                    2,467           39
   Century Bancorp, Inc. of Massachusetts, Class A              900           25
   Chemical Financial Corp.                                   7,019         $186
   Chittenden Corp.                                          10,014          262
   City Holding Co.                                           5,000          137
   CityBank Lynwood of Washington                             2,200           50
   CoBiz, Inc.                                                2,150           30
   Columbia Bancorp                                           1,700           42
   Columbia Banking Systems, Inc. *                           3,930           54
   Community Bank System, Inc.                                3,400          107
   Community Banks, Inc.                                      2,335           68
   Community First Bankshares, Inc.                          11,800          301
   Community Trust Bancorp, Inc.                              3,710           94
   Corus Bankshares, Inc.                                     2,700          108
   CPB, Inc.                                                  4,100          104
   CVB Financial Corp.                                        9,728          189
   East-West Bancorp, Inc.                                    7,000          216
   F&M Bancorp of Maryland                                    3,143          138
   Farmers Capital Bank Corp.                                 1,800           58
   Financial Institutions, Inc.                               2,300           46
   First Bancorp of North Carolina                            2,200           55
   First BanCorp of Puerto Rico                               9,875          266
   First Busey Corp.                                          2,700           63
   First Charter Corp.                                        9,100          159
   First Citizens Bancshares, Inc., Class A                   1,800          169
   First Commonwealth Financial Corp.                        17,400          203
   First Community Bancorp of California                      2,900           84
   First Community Bancshares, Inc.                           2,590           85
   First Financial Bancorp                                   10,724          170
   First Financial Bankshares, Inc.                           3,617          128
   First Financial Corp. of Indiana                           2,053           97
   First Merchants Corp.                                      4,555          104
   First National Corp.                                       2,250           57
   First Oak Brook Bancshares, Inc.                           1,300           40
   First of Long Island (The) Corp.                           1,000           34
   First Republic Bank *                                      3,100           67
   First South Bancorp, Inc. of Virginia                        800           26
   First State Bancorporation                                 1,800           39
   FNB Corp. of Virginia                                      1,700           48
   Franklin Financial Corp. of Tennessee                        800           23
   Fremont General Corp.                                     17,300          120
   Frontier Financial Corp.                                   4,800          118
   GBC Bancorp of California                                  2,270           55
   German American Bancorp                                    1,500           26

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 60 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2003

                                                           NUMBER       VALUE
                                                         OF SHARES      (000S)
COMMON STOCKS - 97.4% - CONTINUED

BANKS - 8.7% - (CONTINUED)
   Glacier Bancorp, Inc.                                      4,700         $126
   Gold Banc Corp., Inc.                                     10,000           80
   Great Southern Bancorp, Inc.                               1,700           63
   Hancock Holding Co.                                        3,912          168
   Hanmi Financial Corp.                                      2,600           44
   Harleysville National Corp.                                5,712          139
   Humboldt Bancorp                                           3,140           40
   IBERIABANK Corp.                                           2,000           81
   Independent Bank Corp. of Massachusetts                    3,600           72
   Independent Bank Corp. of Michigan                         5,523          111
   Integra Bank Corp.                                         4,543           78
   Interchange Financial Services Corp. of New Jersey         2,500           43
   International Bancshares Corp.                             6,745          262
   Irwin Financial Corp.                                      4,600           90
   Lakeland Bancorp, Inc.                                     3,462           55
   Lakeland Financial Corp.                                   1,500           38
   Local Financial Corp. *                                    5,300           76
   LSB Bancshares, Inc.                                       2,500           39
   Macatawa Bank Corp.                                        2,000           43
   Main Street Banks, Inc.                                    3,300           61
   MainSource Financial Group, Inc.                           1,695           40
   MB Financial, Inc.                                         3,300          118
   Merchants Bancshares, Inc.                                 1,200           29
   Mid-State Bancshares                                       7,100          119
   Midwest Banc Holdings, Inc.                                3,000           55
   Nara Bancorp, Inc.                                         2,400           31
   National Penn Bancshares, Inc.                             6,126          166
   NBC Capital Corp.                                          2,100           50
   NBT Bancorp, Inc.                                          8,904          155
   Old Second Bancorp, Inc.                                   2,100           79
   Omega Financial Corp.                                      2,450           85
   Oriental Financial Group, Inc.                             4,127           89
   Pacific Capital Bancorp                                   10,400          308
   Pacific Northwest Bancorp                                  4,950          137
   Pacific Union Bank *                                       3,100           36
   Peapack Gladstone Financial Corp.                          1,800           45
   Pennrock Financial Services Corp.                          2,060           58
   Peoples Bancorp, Inc. of Ohio                              2,800           65
   Peoples Holding (The) Co.                                  1,700           72
   PrivateBancorp, Inc.                                       1,700           39
   Prosperity Bancshares, Inc.                                3,800           63
   Provident Bankshares Corp.                                 7,114          164
   R & G Financial Corp., Class B                             4,500          $99
   Republic Bancorp, Inc. of Kentucky, Class A                2,100           24
   Republic Bancorp, Inc. of Michigan                        15,513          183
   Republic Bancshares, Inc.                                  1,500           30
   Riggs National Corp.                                       4,100           59
   Royal Bancshares of Pennsylvania, Inc., Class A            1,522           30
   S & T Bancorp, Inc.                                        7,900          202
   Sandy Spring Bancorp, Inc.                                 4,300          140
   Santander BanCorp                                          2,509           34
   Seacoast Banking Corp. of Florida                          3,100           60
   Second Bancorp, Inc.                                       2,500           55
   Simmons First National Corp., Class A                      2,100           76
   South Financial Group (The), Inc.                         14,057          304
   Southwest Bancorp of Texas, Inc. *                         8,400          252
   Southwest Bancorp, Inc. of Oklahoma                        1,500           34
   State Bancorp, Inc.                                        2,200           41
   Sterling Bancorp of New York                               3,068           76
   Sterling Bancshares, Inc. of Texas                        11,325          135
   Sterling Financial Corp. of Pennsylvania                   5,025          113
   Suffolk Bancorp                                            3,500          108
   Summit Bancshares, Inc. of Texas                           1,600           31
   Sun Bancorp, Inc. of New Jersey *                          1,900           28
   Sun Bancorp, Inc. of Pennsylvania                          1,500           29
   Susquehanna Bancshares, Inc.                              11,637          241
   SY Bancorp, Inc.                                           1,700           61
   Texas Regional Bancshares, Inc., Class A                   7,235          218
   Tompkins Trustco, Inc.                                     2,200           99
   Trico Bancshares                                           1,500           38
   Trust Co. of New Jersey                                    5,500          150
   Trustco Bank Corp. of New York                            21,494          207
   UCBH Holdings, Inc.                                        5,800          255
   UMB Financial Corp.                                        4,856          178
   Umpqua Holdings Corp.                                      8,543          155
   Union Bankshares Corp.                                     2,200           59
   United Bankshares, Inc.                                   10,800          299
   United Community Banks, Inc. of Georgia                    4,900          113
   United National Bancorp of New Jersey                      5,298          125
   Unizan Financial Corp.                                     6,510          119
   USB Holding Co., Inc.                                      3,558           58
   Virginia Financial Group, Inc.                             2,200           59
   W. Holding Co., Inc.                                      12,850          236
   Washington Trust Bancorp, Inc.                             3,900           79

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 61 EQUITY FUNDS

EQUITY FUNDS

  SCHEDULE OF INVESTMENTS

  SMALL CAP INDEX FUND (CONTINUED)

                                                           NUMBER       VALUE
                                                         OF SHARES      (000S)
COMMON STOCKS - 97.4% - CONTINUED

BANKS - 8.7% - (CONTINUED)
   WesBanco, Inc.                                             6,300         $148
   West Coast Bancorp of Oregon                               4,700           67
   Wintrust Financial Corp.                                   4,400          126
   Yardville National Bancorp                                 2,200           37
--------------------------------------------------------------------------------
                                                                          15,036
--------------------------------------------------------------------------------
BEVERAGES - 0.2%
   Boston Beer Co., Inc., Class A *                           2,700           34
   Coca-Cola Bottling Co. Consolidated                          227           11
   Farmer Bros. Co.                                             300           92
   Green Mountain Coffee, Inc. *                                900           17
   National Beverage Corp. *                                  1,100           15
   Peet's Coffee & Tea, Inc. *                                2,600           43
   Robert Mondavi (The) Corp., Class A *                      2,800           56
--------------------------------------------------------------------------------
                                                                             268
--------------------------------------------------------------------------------
BIOTECHNOLOGY - 1.9%
   Acacia Research - CombiMatrix *                            3,206            6
   Aksys Ltd. *                                               7,600           53
   Alexion Pharmaceuticals, Inc. *                            5,400           66
   Aphton Corp. *                                             6,500           16
   Applera Corp. (Celera Genomics Group) *                   20,400          176
   Applied Molecular Evolution, Inc. *                        4,000           11
   Arena Pharmaceuticals, Inc. *                              5,800           38
   Ariad Pharmaceuticals, Inc. *                              9,200           12
   Arqule, Inc. *                                             6,300           15
   Avigen, Inc. *                                             6,000           18
   Bio-Rad Laboratories, Inc., Class A *                      5,000          179
   Bio-Technology General Corp. *                            17,400           47
   Cambrex Corp.                                              6,700          161
   Cell Genesys, Inc. *                                       9,800           72
   Ciphergen Biosystems, Inc. *                               6,100           34
   CryoLife, Inc. *                                           4,850           33
   CuraGen Corp. *                                           12,700           52
   Decode Genetics, Inc. *                                   10,800           20
   Deltagen, Inc. *                                           2,300            1
   Digene Corp. *                                             3,500           58
   Diversa Corp. *                                            8,400           79
   Embrex, Inc. *                                             2,100           17
   Enzo Biochem, Inc. *                                       6,855           90
   Enzon, Inc. *                                             12,800          145
   Exact Sciences Corp. *                                     3,400           35
   Exelixis, Inc. *                                          13,400           89
   Gene Logic, Inc. *                                         8,000           40
   Genencor International, Inc. *                             2,900          $29
   Genzyme Corp. (Genzyme Biosurgery Division) *             11,100           13
   Geron Corp. *                                              7,300           39
   Harvard Bioscience, Inc. *                                 5,800           22
   Illumina, Inc. *                                           7,000           16
   Immunomedics, Inc. *                                      12,100           32
   Incyte Genomics, Inc. *                                   20,000           60
   Integra LifeSciences Holdings Corp. *                      5,500          126
   InterMune, Inc. *                                          7,400          159
   Interpore International *                                  5,100           41
   Kosan Biosciences, Inc. *                                  5,100           23
   Lexicon Genetics, Inc. *                                   9,900           39
   Martek Biosciences Corp. *                                 5,900          168
   Maxygen, Inc. *                                            8,500           62
   Myriad Genetics, Inc. *                                    8,000           81
   Nektar Therapeutics *                                     16,400          104
   Neose Technologies, Inc. *                                 3,900           28
   Peregrine Pharmaceuticals, Inc. *                         30,500           15
   Praecis Pharmaceuticals, Inc. *                           15,400           60
   Protein Design Labs, Inc. *                               26,400          195
   Regeneron Pharmaceuticals, Inc. *                          9,900           74
   Sangamo BioSciences, Inc. *                                5,100           15
   Seattle Genetics, Inc. *                                   5,300           13
   Sequenom, Inc. *                                          11,700           21
   Serologicals Corp. *                                       6,400           54
   Telik, Inc. *                                              9,500          128
   Texas Biotech Corp. *                                     13,000           16
   Transkaryotic Therapies, Inc. *                            8,300           49
   Vical, Inc. *                                              5,600           14
--------------------------------------------------------------------------------
                                                                           3,259
--------------------------------------------------------------------------------
BUILDING MATERIALS - 0.8%
   Aaon, Inc. *                                               2,800           36
   Apogee Enterprises, Inc.                                   8,400           69
   Butler Manufacturing Co.                                   1,700           28
   Centex Construction Products, Inc.                         1,900           68
   Comfort Systems USA, Inc. *                               11,200           25
   Drew Industries, Inc. *                                    1,600           24
   ElkCorp                                                    5,707          109
   Florida Rock Industries, Inc.                              5,860          198
   Genlyte Group, Inc. *                                      3,600          119
   Lennox International, Inc.                                12,700          183
   LSI Industries, Inc.                                       4,250           39

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 62 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2003

                                                           NUMBER       VALUE
                                                         OF SHARES      (000S)
COMMON STOCKS - 97.4% - CONTINUED

BUILDING MATERIALS - 0.8% - (CONTINUED)
   Mestek, Inc. *                                               900          $17
   NCI Building Systems, Inc. *                               5,400           84
   Simpson Manufacturing Co., Inc. *                          4,300          145
   Texas Industries, Inc.                                     6,200          119
   Trex Co., Inc. *                                           1,900           61
   U.S. Concrete, Inc. *                                      6,000           25
   Universal Forest Products, Inc.                            4,000           62
   USG Corp. *                                               10,900           45
--------------------------------------------------------------------------------
                                                                           1,456
--------------------------------------------------------------------------------
CHEMICALS - 2.2%
   Airgas, Inc. *                                            17,100          316
   Arch Chemicals, Inc.                                       6,000          112
   Cabot Microelectronics Corp. *                             6,700          281
   Crompton Corp.                                            33,710          137
   Cytec Industries, Inc. *                                  11,700          326
   Ferro Corp.                                                9,650          206
   FMC Corp. *                                                8,900          140
   Fuller (H.B.) Co.                                          8,400          194
   Georgia Gulf Corp.                                         8,200          165
   Grace (W.R.) & Co. *                                      19,400           29
   Great Lakes Chemical Corp.                                11,100          246
   MacDermid, Inc.                                            7,700          157
   Millennium Chemicals, Inc.                                18,700          218
   Minerals Technologies, Inc.                                6,000          229
   NL Industries, Inc.                                        2,500           40
   Octel Corp.                                                2,900           42
   Olin Corp.                                                15,100          274
   Omnova Solutions, Inc. *                                  11,800           35
   Penford Corp.                                              2,300           28
   PolyOne Corp. *                                           23,400           91
   Quaker Chemical Corp.                                      2,300           47
   Schulman (A.), Inc.                                        8,700          126
   Solutia, Inc.                                             31,100           48
   Spartech Corp.                                             4,400           85
   Stepan Co.                                                 1,900           44
   Symyx Technologies, Inc. *                                 6,800          102
   Terra Industries, Inc. *                                  11,600           16
   Valhi, Inc.                                                7,460           82
   Wellman, Inc.                                              9,500           89
--------------------------------------------------------------------------------
                                                                           3,905
--------------------------------------------------------------------------------
COAL - 0.2%
   Arch Coal, Inc.                                           13,400          255
   Massey Energy Co.                                         18,600         $175
--------------------------------------------------------------------------------
                                                                             430
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - 4.4%
   Aaron Rents, Inc.                                          4,200           86
   ABM Industries, Inc.                                      11,148          147
   Administaff, Inc. *                                        5,700           36
   Advisory Board (The) Co. *                                 1,600           56
   Albany Molecular Research, Inc. *                          6,100           91
   Alderwoods Group, Inc. *                                  11,800           41
   Arbitron, Inc. *                                           8,700          276
   Banta Corp.                                                7,450          220
   Bowne & Co., Inc.                                          9,900           99
   Bright Horizons Family Solutions, Inc. *                   3,000           84
   CDI Corp. *                                                3,500           82
   Central Parking Corp.                                      5,150           52
   Century Business Services, Inc. *                         23,400           60
   Charles River Associates, Inc. *                           2,200           38
   Chemed Corp.                                               2,900           92
   Clark/Bardes, Inc. *                                       4,200           50
   Coinstar, Inc. *                                           6,500          109
   Consolidated Graphics, Inc. *                              3,300           55
   Corinthian Colleges, Inc. *                               11,200          442
   Cornell Cos., Inc. *                                       3,900           33
   Corporate Executive Board Co. *                           10,900          388
   Corvel Corp. *                                             1,950           64
   CoStar Group, Inc. *                                       3,900           87
   CPI Corp.                                                  2,100           28
   Cross Country, Inc. *                                      9,600          110
   DiamondCluster International, Inc., Class A *              6,000            8
   Discovery Partners International, Inc. *                   5,000           14
   Dollar Thrifty Automotive Group *                          7,200          120
   Electro Rent Corp. *                                       4,174           40
   Employee Solutions, Inc. *                                   201            -
   Euronet Worldwide, Inc. *                                  4,200           34
   Exult, Inc. *                                             14,000          103
   First Consulting Group, Inc. *                             5,400           35
   Forrester Research, Inc. *                                 4,200           59
   FTI Consulting, Inc. *                                     7,150          330
   Gaiam, Inc. *                                              1,600            9
   Gartner, Inc., Class A *                                  24,500          170
   Hall, Kinion & Associates, Inc. *                          3,000            4
   Healthcare Services Group *                                2,800           33

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 63 EQUITY FUNDS

EQUITY FUNDS

  SCHEDULE OF INVESTMENTS

  SMALL CAP INDEX FUND (CONTINUED)

                                                           NUMBER       VALUE
                                                         OF SHARES      (000S)
COMMON STOCKS - 97.4% - CONTINUED

COMMERCIAL SERVICES - 4.4% - (CONTINUED)
   Heidrick & Struggles International, Inc. *                 5,400          $63
   Hooper Holmes, Inc.                                       15,900           80
   ICT Group, Inc. *                                            900            9
   iDine Rewards Network, Inc. *                              5,700           42
   Insurance Auto Auctions, Inc. *                            2,900           32
   Integrated Electrical Services, Inc. *                     9,700           41
   ITT Educational Services, Inc. *                          12,550          351
   Kelly Services, Inc., Class A                              5,000          108
   Kendle International, Inc. *                               3,100           10
   kforce, Inc. *                                             5,735           15
   Korn/Ferry International *                                11,200           73
   Kroll, Inc. *                                              7,800          167
   Labor Ready, Inc. *                                       12,100           69
   Landauer, Inc.                                             2,400           88
   Learning Tree International, Inc. *                        2,900           39
   Mail-Well, Inc. *                                          8,400           17
   MAXIMUS, Inc. *                                            4,700          100
   McGrath Rentcorp                                           2,732           62
   Medical Staffing Network Holdings, Inc. *                  2,300           24
   MedQuist, Inc. *                                           3,005           51
   Memberworks, Inc. *                                        2,600           54
   Midas, Inc. *                                              1,600           12
   Monro Muffler, Inc. *                                      1,700           36
   MPS Group, Inc. *                                         27,900          146
   Navigant Consulting, Inc. *                               12,700           67
   NCO Group, Inc. *                                          5,550           80
   On Assignment, Inc. *                                      6,300           27
   Parexel International Corp. *                              7,000           96
   PDI, Inc. *                                                2,400           18
   Plexus Corp. *                                            12,400          113
   Pre-Paid Legal Services, Inc. *                            3,600           62
   PRG-Schultz International, Inc. *                         10,550           76
   Princeton Review, Inc. *                                   4,800           20
   Protection One, Inc. *                                     3,500            6
   Proxymed, Inc. *                                           1,400           11
   Quanta Services, Inc. *                                    9,500           30
   Remedytemp, Inc., Class A *                                1,600           19
   Rent-Way, Inc. *                                           7,587           27
   Resources Connection, Inc. *                               5,700          121
   Right Management Consultants, Inc. *                       4,850           63
   Rollins, Inc.                                              6,300          145
   Service Corp. International *                             87,200          242
   Sotheby's Holdings, Inc., Class A *                       13,300         $122
   SOURCECORP, Inc. *                                         4,500           63
   Spherion Corp. *                                          17,430           69
   Startek, Inc. *                                            3,100           71
   Stewart Enterprises, Inc., Class A *                      28,600           77
   Strayer Education, Inc.                                    2,700          148
   Sylvan Learning Systems, Inc. *                            9,400          149
   TeleTech Holdings, Inc. *                                 11,600           63
   Volt Information Sciences, Inc. *                          2,350           24
   Wackenhut Corrections Corp. *                              2,600           26
   Watson Wyatt & Co. Holdings *                              6,000          121
   Wireless Facilities, Inc. *                                6,900           40
--------------------------------------------------------------------------------
                                                                           7,670
--------------------------------------------------------------------------------
COMPUTERS - 3.8%
   3D Systems Corp. *                                         2,400           11
   Advanced Digital Information Corp. *                      18,500          127
   Anteon International Corp. *                               4,500          101
   CACI International, Inc., Class A *                        8,400          280
   Carreker Corp. *                                           5,700           12
   Catapult Communications Corp. *                            1,600           10
   CIBER, Inc. *                                             16,500           79
   Cognizant Technology Solutions Corp. *                     5,800          391
   Compucom Systems, Inc. *                                   6,800           24
   Computer Horizons Corp. *                                  9,300           29
   Concurrent Computer Corp. *                               18,400           41
   Covansys Corp. *                                           5,700           14
   Cray, Inc. *                                              16,900          112
   Digimarc Corp. *                                           2,600           30
   Drexler Technology Corp. *                                 2,500           36
   Dynamics Research Corp. *                                  2,000           26
   Echelon Corp. *                                            7,400           78
   Electronics for Imaging, Inc. *                           16,100          285
   Factset Research Systems, Inc.                             6,200          201
   FalconStor Software, Inc. *                               10,100           39
   Fidelity National Information Solutions, Inc. *            4,301           76
   Handspring, Inc. *                                        12,800            8
   Hutchinson Technology, Inc. *                              7,515          186
   iGate Corp. *                                              6,000           17
   Imation Corp. *                                           10,400          387
   InFocus Corp. *                                           10,900           54
   Inforte Corp. *                                            1,700           10
   Integral Systems, Inc. of Maryland *                       2,900           61

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 64 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2003

                                                           NUMBER       VALUE
                                                         OF SHARES      (000S)
COMMON STOCKS - 97.4% - CONTINUED

COMPUTERS - 3.8% - (CONTINUED)
   Intergraph Corp. *                                        13,900         $241
   Iomega Corp. *                                            15,180          168
   Kronos, Inc. of Massachusetts *                            5,812          204
   Lexar Media, Inc. *                                       10,500           34
   Magma Design Automation, Inc. *                            5,500           43
   Manhattan Associates, Inc. *                               5,800          102
   Maxtor Corp. *                                            59,100          333
   McData Corp., Class A *                                   18,800          161
   MCSi, Inc. *                                               6,500            2
   Mentor Graphics Corp. *                                   19,400          173
   Mercury Computer Systems, Inc. *                           6,400          174
   Micros Systems, Inc. *                                     4,900          115
   MTS Systems Corp.                                          6,200           67
   Nassda Corp. *                                             1,500           10
   Netscout Systems, Inc. *                                   5,300           15
   NetScreen Technologies, Inc. *                             3,200           54
   Novadigm, Inc. *                                           4,000            7
   Nuance Communications, Inc. *                              8,600           19
   NYFIX, Inc. *                                              7,400           27
   Overland Storage, Inc. *                                   2,300           33
   Palm, Inc. *                                               8,615           86
   PEC Solutions, Inc. *                                      2,500           29
   Pomeroy Computer Resources, Inc. *                         2,900           20
   Quantum Corp. *                                           42,700          154
   Radiant Systems, Inc. *                                    5,150           38
   Radisys Corp. *                                            4,900           32
   Rainbow Technologies, Inc. *                               7,000           66
   Read-Rite Corp. *                                          7,160            5
   Redback Networks, Inc. *                                  44,800           26
   Sandisk Corp. *                                           18,000          303
   SCM Microsystems, Inc. *                                   4,600           12
   Silicon Graphics, Inc. *                                  56,300           86
   Silicon Storage Technology, Inc. *                        23,000           53
   SimpleTech, Inc. *                                         2,100            5
   SONICblue, Inc. *                                         25,500            1
   SRA International, Inc., Class A *                         1,600           38
   StorageNetworks, Inc. *                                   19,600           18
   SYKES Enterprises, Inc. *                                  7,200           28
   Synaptics, Inc. *                                          1,500           11
   Synplicity, Inc. *                                         2,800            9
   Syntel, Inc. *                                             1,700           33
   Systems & Computer Technology Corp. *                      9,166           70
   Talx Corp.                                                 3,670          $48
   Tier Technologies, Inc., Class B *                         4,300           44
   TiVo, Inc. *                                               6,700           34
   Tripos, Inc. *                                             2,200           11
   Tyler Technologies, Inc. *                                 8,500           30
   Virage Logic Corp. *                                       3,200           20
   Western Digital Corp. *                                   57,000          516
--------------------------------------------------------------------------------
                                                                           6,533
--------------------------------------------------------------------------------
COSMETICS/PERSONAL CARE - 0.1%
   Chattem, Inc. *                                            3,100           48
   DEL Laboratories, Inc. *                                   1,270           24
   Elizabeth Arden, Inc. *                                    3,900           38
   Inter Parfums, Inc. *                                      1,000            7
   Revlon, Inc., Class A *                                    2,500            7
--------------------------------------------------------------------------------
                                                                             124
--------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE - 0.6%
   Advanced Marketing Services, Inc.                          4,150           46
   Aviall, Inc. *                                             5,500           42
   Bell Microproducts, Inc. *                                 5,200           27
   Building Material Holding Corp.                            3,600           48
   Daisytek International Corp. *                             5,300           10
   Handleman Co.                                              7,400          109
   Hughes Supply, Inc.                                        7,075          165
   Owens & Minor, Inc.                                       10,162          178
   Scansource, Inc. *                                         2,900           54
   SCP Pool Corp. *                                           5,350          159
   United Stationers, Inc. *                                  8,900          190
   Watsco, Inc.                                               5,050           69
   WESCO International, Inc. *                                4,200           15
--------------------------------------------------------------------------------
                                                                           1,112
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 0.9%
   Advanta Corp., Class B                                     6,600           50
   American Home Mortgage Holdings, Inc.                      2,600           26
   Ameritrade Holding Corp. *                                54,200          269
   BKF Capital Group, Inc. *                                  1,700           28
   California First National Bancorp                          1,000           10
   Charter Municipal Mortgage Acceptance Co.                 12,200          214
   Cityscape Financial Corp. *                                3,800            -
   CompuCredit Corp. *                                        5,100           32
   Credit Acceptance Corp. *                                  4,000           20
   DVI, Inc. *                                                3,700           32
   Federal Agricultural Mortgage Corp., Class C *             2,400           52

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 65 EQUITY FUNDS

EQUITY FUNDS

  SCHEDULE OF INVESTMENTS

  SMALL CAP INDEX FUND (CONTINUED)

                                                           NUMBER       VALUE
                                                         OF SHARES      (000S)
COMMON STOCKS - 97.4% - CONTINUED

DIVERSIFIED FINANCIAL SERVICES - 0.9% - (CONTINUED)
   Financial Federal Corp. *                                  3,800          $73
   Gabelli Asset Management, Inc., Class A *                  1,800           50
   Jefferies Group, Inc.                                      5,700          205
   Knight Trading Group, Inc. *                              21,900           85
   Metris Cos., Inc.                                          9,000           21
   New Century Financial Corp.                                4,700          146
   Saxon Capital, Inc. *                                      8,300          110
   SoundView Technology Group, Inc. *                        22,000           28
   SWS Group, Inc.                                            3,977           56
   Westcorp                                                   3,481           65
   WFS Financial, Inc. *                                      2,000           39
   World Acceptance Corp. *                                   3,200           29
--------------------------------------------------------------------------------
                                                                           1,640
--------------------------------------------------------------------------------
ELECTRIC - 1.6%
   Avista Corp.                                              14,200          150
   Black Hills Corp.                                          7,900          217
   Central Vermont Public Service Corp.                       3,500           60
   CH Energy Group, Inc.                                      4,800          200
   Cleco Corp.                                               12,000          151
   DQE, Inc.                                                 21,200          258
   El Paso Electric Co. *                                    13,900          150
   Empire District Electric (The) Co.                         6,600          116
   MGE Energy, Inc.                                           4,825          128
   Otter Tail Corp.                                           7,400          192
   PNM Resources, Inc.                                       10,800          243
   Sierra Pacific Resources *                                30,288           96
   UIL Holdings Corp.                                         3,500          122
   Unisource Energy Corp.                                     8,420          146
   Unitil Corp.                                               1,400           35
   Westar Energy, Inc.                                       16,600          201
   WPS Resources Corp.                                        9,300          372
--------------------------------------------------------------------------------
                                                                           2,837
--------------------------------------------------------------------------------
ELECTRICAL COMPONENTS & EQUIPMENT - 0.8%
   Active Power, Inc. *                                       9,900           11
   Advanced Energy Industries, Inc. *                         4,900           42
   American Superconductor Corp. *                            6,100           22
   Ametek, Inc.                                               9,800          324
   Artesyn Technologies, Inc. *                               8,791           27
   Belden, Inc.                                               6,700           72
   C&D Technologies, Inc.                                     7,700           92
   Capstone Turbine Corp. *                                  23,000           17
   Encore Wire Corp. *                                        3,900           33
   Energy Conversion Devices, Inc. *                          4,400          $37
   General Cable Corp. *                                      9,800           36
   GrafTech International Ltd. *                             16,900           48
   Intermagnetics General Corp. *                             4,362           78
   Littelfuse, Inc. *                                         5,800          104
   Magnetek, Inc. *                                           5,800           14
   Medis Technologies Ltd. *                                  3,196           16
   Powell Industries, Inc. *                                  1,900           26
   Power-One, Inc. *                                         16,000           70
   Proton Energy Systems, Inc. *                              7,200           18
   Rayovac Corp. *                                            9,500          103
   Research Frontiers, Inc. *                                 2,900           21
   Universal Display Corp. *                                  5,500           45
   Vicor Corp. *                                              5,900           34
   Wilson Greatbatch Technologies, Inc. *                     6,200          174
--------------------------------------------------------------------------------
                                                                           1,464
--------------------------------------------------------------------------------
ELECTRONICS - 2.2%
   Analogic Corp.                                             2,000           91
   BEI Technologies, Inc.                                     3,200           31
   Bel Fuse, Inc., Class B                                    2,900           58
   Benchmark Electronics, Inc. *                              6,700          190
   Brady Corp., Class A                                       5,469          155
   Checkpoint Systems, Inc. *                                 9,500           94
   Coherent, Inc. *                                           8,600          161
   CTS Corp.                                                  8,880           54
   Cubic Corp.                                                4,600           75
   Daktronics, Inc. *                                         4,200           65
   DDi Corp. of California *                                 14,300            2
   Dionex Corp. *                                             5,200          172
   Electro Scientific Industries, Inc. *                      8,200          103
   Excel Technology, Inc. *                                   2,600           53
   FEI Co. *                                                  7,200          115
   Flir Systems, Inc. *                                       4,400          209
   Identix, Inc. *                                           24,900          112
   II-VI, Inc. *                                              3,200           53
   Invision Technologies, Inc. *                              3,400           76
   Itron, Inc. *                                              6,200          104
   Keithley Instruments, Inc.                                 1,800           19
   LeCroy Corp. *                                             2,500           24
   Manufacturers Services Ltd. *                              4,300           20
   Merix Corp. *                                              4,000           16
   Methode Electronics, Inc., Class A                        10,142           82

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 66 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2003

                                                           NUMBER       VALUE
                                                         OF SHARES      (000S)
COMMON STOCKS - 97.4% - CONTINUED

ELECTRONICS - 2.2% - (CONTINUED)
   Molecular Devices Corp. *                                  4,500          $54
   NU Horizons Electronics Corp. *                            4,300           21
   OSI Systems, Inc. *                                        2,200           35
   Park Electrochemical Corp.                                 5,100           77
   Paxar Corp. *                                              9,420          108
   Photon Dynamics, Inc. *                                    4,800           79
   Pioneer Standard Electronics                               8,887           75
   Planar Systems, Inc. *                                     4,000           47
   Rogers Corp. *                                             4,700          140
   SBS Technologies, Inc. *                                   4,300           31
   Stoneridge, Inc. *                                         3,800           37
   Suntron Corp. *                                              700            2
   Sypris Solutions, Inc.                                     1,500           12
   Technitrol, Inc. *                                        11,900          174
   Thomas & Betts Corp. *                                    12,900          183
   Trimble Navigation Ltd. *                                  7,500          142
   TTM Technologies, Inc. *                                   4,600           16
   Varian, Inc. *                                             8,700          249
   Watts Industries, Inc., Class A                            4,600           72
   Woodhead Industries, Inc.                                  3,100           37
   Woodward Governor Co.                                      2,600           91
   X-Rite, Inc.                                               5,300           45
   Zygo Corp. *                                               4,600           26
--------------------------------------------------------------------------------
                                                                           3,887
--------------------------------------------------------------------------------
ENERGY-ALTERNATE SOURCES - 0.1%
   AstroPower, Inc. *                                         5,600           23
   FuelCell Energy, Inc. *                                   10,100           51
   Headwaters, Inc. *                                         8,100          114
   Plug Power, Inc. *                                         5,800           29
   Syntroleum Corp. *                                         5,800           15
--------------------------------------------------------------------------------
                                                                             232
--------------------------------------------------------------------------------
ENGINEERING & CONSTRUCTION - 0.4%
   Baker (Michael) Corp. *                                    1,500           13
   Dycom Industries, Inc. *                                  14,200          147
   EMCOR Group, Inc. *                                        4,800          232
   Granite Construction, Inc.                                 9,562          150
   Insituform Technologies, Inc., Class A *                   6,700           90
   URS Corp. *                                                7,300           84
--------------------------------------------------------------------------------
                                                                             716
--------------------------------------------------------------------------------
ENTERTAINMENT - 0.8%
   Alliance Gaming Corp. *                                   12,600          189
   AMC Entertainment, Inc. *                                  8,700           75
   Argosy Gaming Co. *                                        7,400         $148
   Ascent Media Group, Inc. *                                 1,900            2
   Carmike Cinemas, Inc. *                                      700           13
   Championship Auto Racing Teams, Inc. *                     3,200           12
   Churchill Downs, Inc.                                      1,800           61
   Dover Downs Gaming & Entertainment, Inc.                   2,930           29
   Dover Motorsports, Inc.                                    4,600           15
   Gaylord Entertainment Co. *                                6,500          117
   Isle of Capri Casinos, Inc. *                              4,300           50
   Macrovision Corp. *                                       12,000          144
   Magna Entertainment Corp., Class A *                      13,100           56
   Penn National Gaming, Inc. *                               9,000          160
   Pinnacle Entertainment, Inc. *                             7,100           35
   Scientific Games Corp., Class A *                         13,600           73
   Shuffle Master, Inc. *                                     5,000          101
   Speedway Motorsports, Inc.                                 4,000           94
   Steinway Musical Instruments *                             1,200           18
   Vail Resorts, Inc. *                                       2,500           28
   Zomax, Inc. *                                              8,700           25
--------------------------------------------------------------------------------
                                                                           1,445
--------------------------------------------------------------------------------
ENVIRONMENTAL CONTROL - 0.7%
   Calgon Carbon Corp.                                        9,900           49
   Casella Waste Systems, Inc., Class A *                     4,900           40
   IMCO Recycling, Inc. *                                     3,300           21
   Ionics, Inc. *                                             5,200           86
   Mine Safety Appliances Co.                                 2,300           82
   Stericycle, Inc. *                                        10,700          402
   Tetra Tech, Inc. *                                        14,891          211
   TRC Cos., Inc. *                                           2,750           36
   Waste Connections, Inc. *                                  8,200          283
--------------------------------------------------------------------------------
                                                                           1,210
--------------------------------------------------------------------------------
FOOD - 2.0%
   American Italian Pasta Co., Class A *                      4,900          212
   Arden Group, Inc., Class A *                                 400           21
   Aurora Foods, Inc. *                                       7,489            3
   Bridgford Foods Corp.                                        900            8
   Chiquita Brands International, Inc. *                     10,700          117
   Corn Products International, Inc.                         10,000          292
   Del Monte Foods Co. *                                     54,600          407
   Fleming Cos., Inc.                                        13,700            7
   Flowers Foods, Inc. *                                      6,500          178
   Great Atlantic & Pacific Tea Co. *                         5,000           21

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 67 EQUITY FUNDS

EQUITY FUNDS

  SCHEDULE OF INVESTMENTS

  SMALL CAP INDEX FUND (CONTINUED)

                                                           NUMBER       VALUE
                                                         OF SHARES      (000S)
COMMON STOCKS - 97.4% - CONTINUED

FOOD - 2.0% - (CONTINUED)
   Hain Celestial Group, Inc. *                               7,000         $106
   Horizon Organic Holding Corp. *                            1,900           25
   Ingles Markets, Inc., Class A                              3,000           29
   International Multifoods Corp. *                           4,700           91
   Interstate Bakeries Corp.                                 12,900          135
   J & J Snack Foods Corp. *                                  1,800           55
   JM Smucker (The) Co.                                      13,177          461
   Lance, Inc.                                                7,200           58
   Monterey Pasta Co. *                                       4,200           13
   Nash Finch Co.                                             3,300           28
   Pathmark Stores, Inc. *                                    8,900           59
   Penn Traffic Co. *                                         3,200            4
   Pilgrims Pride Corp., Class B                              4,500           36
   Ralcorp Holdings, Inc. *                                   8,900          232
   Riviana Foods, Inc.                                        1,800           42
   Ruddick Corp.                                              9,300          114
   Sanderson Farms, Inc.                                      1,500           29
   Seaboard Corp.                                               100           20
   Sensient Technologies Corp.                               12,900          258
   Tasty Baking Co.                                           2,400           20
   United Natural Foods, Inc. *                               5,600          143
   Weis Markets, Inc.                                         3,300          101
   Wild Oats Markets, Inc. *                                  6,750           62
--------------------------------------------------------------------------------
                                                                           3,387
--------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER - 0.6%
   Buckeye Technologies, Inc. *                               7,600           36
   Caraustar Industries, Inc. *                               7,800           53
   Deltic Timber Corp.                                        2,900           69
   Glatfelter Co.                                             2,900           31
   Longview Fibre Co.                                        15,200          101
   Louisiana-Pacific Corp. *                                 31,000          246
   Pope & Talbot, Inc.                                        4,600           58
   Potlatch Corp.                                             8,400          163
   Rock-Tenn Co., Class A                                     3,340           43
   Schweitzer-Mauduit International, Inc.                     4,400           99
   Wausau-Mosinee Paper Corp.                                10,742          109
--------------------------------------------------------------------------------
                                                                           1,008
--------------------------------------------------------------------------------
GAS - 2.1%
   AGL Resources, Inc.                                       18,500          437
   Atmos Energy Corp.                                        13,422          285
   Cascade Natural Gas Corp.                                  3,300           64
   Energen Corp.                                             10,200          327
   EnergySouth, Inc.                                          1,200          $32
   Laclede Group (The), Inc.                                  5,600          130
   New Jersey Resources Corp.                                 7,950          260
   Northwest Natural Gas Co.                                  7,550          190
   Northwestern Corp.                                        11,100           23
   NUI Corp.                                                  4,700           69
   ONEOK, Inc.                                               19,100          350
   Piedmont Natural Gas Co., Inc.                             9,100          324
   SEMCO Energy, Inc.                                         5,475           19
   South Jersey Industries, Inc.                              3,513          111
   Southern Union Co. *                                      12,033          146
   Southwest Gas Corp.                                        9,800          199
   UGI Corp.                                                  8,186          374
   WGL Holdings, Inc.                                        14,400          382
--------------------------------------------------------------------------------
                                                                           3,722
--------------------------------------------------------------------------------
HAND/MACHINE TOOLS - 0.5%
   Baldor Electric Co.                                        9,053          194
   Franklin Electric Co., Inc.                                1,900           89
   Kennametal, Inc.                                          10,200          287
   Lincoln Electric Holdings, Inc.                            9,400          170
   Milacron, Inc.                                             5,100           21
   Regal-Beloit Corp.                                         6,900          106
   Starrett (L.S.) Co., Class A                               1,900           26
--------------------------------------------------------------------------------
                                                                             893
--------------------------------------------------------------------------------
HEALTHCARE-PRODUCTS - 3.6%
   Abiomed, Inc. *                                            3,700           14
   Advanced Neuromodulation Systems, Inc. *                   2,600          111
   Alaris Medical, Inc. *                                     4,200           43
   Align Technology, Inc. *                                   9,800           59
   American Medical Systems Holdings, Inc. *                  5,800           84
   Arrow International, Inc.                                  2,800          114
   Arthrocare Corp. *                                         6,500           81
   Biosite, Inc. *                                            3,400          131
   Britesmile, Inc. *                                           273            3
   Bruker AXS, Inc. *                                         2,700            4
   Bruker Daltonics, Inc. *                                   3,300           10
   Cantel Medical Corp. *                                     2,000           26
   Cardiac Science, Inc. *                                   16,300           37
   Cardiodynamics International Corp. *                       9,500           29
   Cepheid, Inc. *                                            8,200           34
   Cerus Corp. *                                              4,000           35
   Cholestech Corp. *                                         3,500           28

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 68 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2003

                                                           NUMBER       VALUE
                                                         OF SHARES      (000S)
COMMON STOCKS - 97.4% - CONTINUED

HEALTHCARE-PRODUCTS - 3.6% - (CONTINUED)
   Closure Medical Corp. *                                    1,600          $21
   Columbia Laboratories, Inc. *                              7,800           30
   Conceptus, Inc. *                                          5,000           45
   Conmed Corp. *                                             8,025          132
   Cooper Cos., Inc.                                          9,000          269
   Cyberonics, Inc. *                                         6,400          137
   Datascope Corp.                                            3,500           95
   DJ Orthopedics, Inc. *                                     2,200            9
   Endocardial Solutions, Inc. *                              4,100           11
   EPIX Medical, Inc. *                                       3,700           30
   Haemonetics Corp. of Massachusetts *                       5,000          109
   Hanger Orthopedic Group, Inc. *                            5,700           65
   HealthTronics Surgical Services, Inc. *                    2,400           20
   Hologic, Inc. *                                            5,700           49
   ICU Medical, Inc. *                                        3,100           85
   IDEXX Laboratories, Inc. *                                 9,400          329
   Igen International, Inc. *                                 4,700          166
   Immucor, Inc. *                                            3,100           68
   Inamed Corp. *                                             3,700          132
   Intuitive Surgical, Inc. *                                 8,900           57
   Invacare Corp.                                             7,812          246
   Inverness Medical Innovations, Inc. *                      2,700           54
   Kensey Nash Corp. *                                        2,100           43
   Kyphon, Inc. *                                             1,800           16
   Lifecore Biomedical, Inc. *                                3,000           11
   Lifeline Systems, Inc. *                                   1,200           24
   Luminex Corp. *                                            5,700           27
   Med-Design Corp. *                                         2,500            8
   MedSource Technologies, Inc. *                             2,500            4
   Mentor Corp.                                              11,700          200
   Merit Medical Systems, Inc. *                              3,400           65
   Oakley, Inc. *                                             7,600           63
   Ocular Sciences, Inc. *                                    5,000           69
   OraSure Technologies, Inc. *                               7,800           46
   Orthologic Corp. *                                         9,500           32
   PolyMedica Corp.                                           2,800           85
   Possis Medical, Inc. *                                     5,100           82
   PSS World Medical, Inc. *                                 21,150          138
   QMed, Inc. *                                               2,300           16
   Quidel Corp. *                                             7,600           25
   Resmed, Inc. *                                             9,000          288
   Respironics, Inc. *                                        9,861          339
   Rita Medical Systems, Inc. *                               3,000          $13
   Sola International, Inc. *                                 6,500           80
   Sonic Innovations, Inc. *                                  3,200            8
   SonoSite, Inc. *                                           4,200           66
   SurModics, Inc. *                                          4,000          124
   Sybron Dental Specialties, Inc. *                         11,300          197
   Techne Corp. *                                            12,300          254
   Therasense, Inc. *                                         6,600           44
   Thoratec Corp. *                                          14,585          185
   TriPath Imaging, Inc. *                                    6,500           28
   Urologix, Inc. *                                           4,100            9
   Ventana Medical Systems, Inc. *                            3,800           76
   Viasys Healthcare, Inc. *                                  7,700          108
   Visx, Inc. *                                              14,300          152
   Vital Signs, Inc.                                          1,800           48
   West Pharmaceutical Services, Inc.                         3,876           76
   Women First Healthcare, Inc. *                             4,600            2
   Wright Medical Group, Inc. *                               4,600           81
   Young Innovations, Inc. *                                  1,300           29
   Zoll Medical Corp. *                                       2,500          102
--------------------------------------------------------------------------------
                                                                           6,265
--------------------------------------------------------------------------------
HEALTHCARE-SERVICES - 1.8%
   Alliance Imaging, Inc. *                                   3,500           11
   American Healthways, Inc. *                                3,200           61
   American Medical Security Group, Inc. *                    1,800           24
   AMERIGROUP Corp. *                                         2,900           85
   Amsurg Corp. *                                             6,100          154
   Apria Healthcare Group, Inc. *                            12,100          283
   Beverly Enterprises, Inc. *                               29,100           59
   Bio-Reference Labs, Inc. *                                 2,200            9
   Bioreliance Corp. *                                        1,000           19
   Centene Corp. *                                            1,500           44
   Cobalt Corp. *                                             2,800           40
   Covance, Inc. *                                           18,400          425
   Curative Health Services, Inc. *                           3,100           53
   Dynacq International, Inc. *                               1,618           22
   Genesis Health Ventures, Inc. *                            8,300          123
   Gentiva Health Services, Inc. *                            6,700           56
   Impath, Inc. *                                             4,600           62
   Kindred Healthcare, Inc. *                                 3,400           38
   LabOne, Inc. *                                             1,600           31
   Matria Healthcare, Inc. *                                  2,100           21

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 69 EQUITY FUNDS

EQUITY FUNDS

  SCHEDULE OF INVESTMENTS

  SMALL CAP INDEX FUND (CONTINUED)

                                                           NUMBER       VALUE
                                                         OF SHARES      (000S)
COMMON STOCKS - 97.4% - CONTINUED

HEALTHCARE-SERVICES - 1.8% - (CONTINUED)
   Medcath Corp. *                                            1,900          $10
   National Healthcare Corp. *                                2,500           46
   Odyssey HealthCare, Inc. *                                 5,250          125
   Option Care, Inc. *                                        3,825           32
   PacifiCare Health Systems, Inc. *                         10,300          249
   Pediatrix Medical Group, Inc. *                            6,600          166
   Prime Medical Services, Inc. *                             4,000           30
   Province Healthcare Co. *                                 14,150          125
   Radiologix, Inc. *                                         6,000           14
   RehabCare Group, Inc. *                                    4,700           84
   Res-Care, Inc. *                                           4,600           13
   Select Medical Corp. *                                     5,200           74
   Sierra Health Services *                                   7,000           90
   Specialty Laboratories *                                   1,900           16
   Sunrise Assisted Living, Inc. *                            5,300          127
   U.S. Physical Therapy, Inc. *                              2,900           32
   United Surgical Partners International, Inc. *             4,900           91
   US Oncology, Inc. *                                       20,406          145
--------------------------------------------------------------------------------
                                                                           3,089
--------------------------------------------------------------------------------
HOLDING COMPANIES - DIVERSIFIED - 0.1%
   Resource America, Inc., Class A                            4,400           35
   Walter Industries, Inc.                                    8,000           70
--------------------------------------------------------------------------------
                                                                             105
--------------------------------------------------------------------------------
HOME BUILDERS - 0.9%
   Beazer Homes USA, Inc. *                                   3,550          209
   Champion Enterprises, Inc. *                              16,708           31
   Coachmen Industries, Inc.                                  4,300           47
   Dominion Homes, Inc. *                                       700           10
   Fleetwood Enterprises, Inc. *                             10,400           42
   Hovnanian Enterprises, Inc., Class A *                     4,400          152
   M/I Schottenstein Homes, Inc.                              3,600          103
   MDC Holdings, Inc.                                         5,688          218
   Meritage Corp.                                             2,600           87
   Modtech Holdings, Inc. *                                   2,600           18
   Monaco Coach Corp. *                                       7,100           74
   Palm Harbor Homes, Inc. *                                  5,112           72
   Skyline Corp.                                              1,800           47
   Standard-Pacific Corp.                                     9,500          242
   Technical Olympic USA, Inc. *                                700           12
   WCI Communities, Inc. *                                    2,100           22
   William Lyon Homes, Inc. *                                 1,400           36
   Winnebago Industries, Inc.                                 3,600          $98
--------------------------------------------------------------------------------
                                                                           1,520
--------------------------------------------------------------------------------
HOME FURNISHINGS - 0.2%
   American Woodmark Corp.                                    1,400           62
   Applica, Inc. *                                            4,753           23
   Bassett Furniture Industries, Inc.                         3,000           31
   Bush Industries, Inc., Class A *                           2,550            4
   Kimball International, Inc., Class B                      10,000          140
   Parkervision, Inc. *                                       2,500           14
   Salton, Inc. *                                             1,900           20
   Stanley Furniture Co., Inc.                                1,500           32
   Universal Electronics, Inc. *                              4,100           40
   Vialta, Inc. *                                               103            -
--------------------------------------------------------------------------------
                                                                             366
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS/WARES - 1.1%
   Blyth, Inc.                                                9,600          244
   Central Garden and Pet Co. *                               4,200           91
   CSS Industries, Inc.                                       1,000           32
   Ennis Business Forms, Inc.                                 4,800           54
   Fossil, Inc. *                                             5,950          103
   Harland (John H.) Co.                                      8,700          212
   Jarden Corp. *                                             3,400           88
   New England Business Service, Inc.                         3,400           87
   Playtex Products, Inc. *                                   8,300           67
   Russ Berrie & Co., Inc.                                    2,900           93
   Standard Register (The) Co.                                5,200           78
   Tupperware Corp.                                          15,400          213
   Wallace Computer Services, Inc.                           11,000          274
   Water Pik Technologies, Inc. *                             3,200           22
   WD-40 Co.                                                  4,770          118
   Yankee Candle Co., Inc. *                                  8,000          136
--------------------------------------------------------------------------------
                                                                           1,912
--------------------------------------------------------------------------------
HOUSEWARES - 0.3%
   Libbey, Inc.                                               4,600          113
   National Presto Industries, Inc.                           1,400           37
   Oneida Ltd.                                                4,270           46
   Toro Co.                                                   3,700          259
--------------------------------------------------------------------------------
                                                                             455
--------------------------------------------------------------------------------
INSURANCE - 2.1%
   Alfa Corp.                                                10,300          120
   American Physicians Capital, Inc. *                        2,600           55
   Argonaut Group, Inc.                                       6,400           55

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 70 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2003

                                                           NUMBER       VALUE
                                                         OF SHARES      (000S)
COMMON STOCKS - 97.4% - CONTINUED

INSURANCE - 2.1% - (CONTINUED)
   Baldwin & Lyons, Inc., Class B                             2,150          $43
   Ceres Group, Inc. *                                        5,600            9
   Citizens, Inc. *                                           6,725           41
   CNA Surety Corp. *                                         4,600           37
   Commerce Group, Inc.                                       7,300          250
   Crawford & Co., Class B                                    7,850           33
   Delphi Financial Group, Inc., Class A                      3,919          153
   EMC Insurance Group, Inc.                                    700           13
   FBL Financial Group, Inc., Class A                         3,400           67
   Financial Industries Corp.                                 2,300           33
   FPIC Insurance Group, Inc. *                               2,600           19
   Great American Financial Resources, Inc.                   2,160           33
   Harleysville Group, Inc.                                   8,800          220
   Hilb, Rogal & Hamilton Co.                                 9,900          309
   Horace Mann Educators Corp.                               10,500          138
   Independence Holding Co.                                   1,000           19
   Kansas City Life Insurance Co.                             1,100           47
   Landamerica Financial Group, Inc.                          5,500          219
   Midland (The) Co.                                          2,300           41
   National Western Life Insurance Co., Class A *               600           56
   Navigators Group, Inc. *                                   1,200           31
   NYMAGIC, Inc. *                                              400            8
   Odyssey Re Holdings Corp.                                  5,000           90
   Ohio Casualty Corp. *                                     15,100          195
   Philadelphia Consolidated Holding Co. *                    5,000          180
   Pico Holdings, Inc. *                                      1,900           24
   PMA Capital Corp., Class A                                 7,800           53
   Presidential Life Corp.                                    6,100           38
   ProAssurance Corp. *                                       7,046          166
   RLI Corp.                                                  4,626          124
   Selective Insurance Group, Inc.                            7,700          189
   State Auto Financial Corp.                                 3,800           64
   Stewart Information Services Corp. *                       5,000          116
   Triad Guaranty, Inc. *                                     2,300           79
   UICI *                                                    11,500          110
   United Fire & Casualty Co.                                 2,100           63
   Universal American Financial Corp. *                       6,900           39
   Vesta Insurance Group, Inc.                               10,200           23
   Zenith National Insurance Corp.                            2,400           51
--------------------------------------------------------------------------------
                                                                           3,653
--------------------------------------------------------------------------------
INTERNET - 2.9%
   1-800 Contacts, Inc. *                                     1,700           34
   1-800-FLOWERS.COM, Inc., Class A *                         3,700          $25
   Agile Software Corp. *                                    11,200           72
   Akamai Technologies, Inc. *                               29,200           41
   Alloy, Inc. *                                              9,300           47
   Answerthink, Inc. *                                       13,900           31
   Aquantive, Inc. *                                         10,300           46
   Ariba, Inc. *                                             78,400          221
   AsiaInfo Holdings, Inc. *                                  8,600           35
   At Road, Inc. *                                            6,200           42
   Avocent Corp. *                                           12,285          287
   Centillium Communications, Inc. *                          8,200           33
   Chordiant Software, Inc. *                                10,600           12
   CNET Networks, Inc. *                                     36,800           92
   Digital Insight Corp. *                                    8,400          117
   Digital River, Inc. *                                      8,000          110
   Digitas, Inc. *                                            2,800            9
   DoubleClick, Inc. *                                       35,200          273
   Drugstore.com, Inc. *                                      7,700           29
   E.piphany, Inc. *                                         18,600           74
   Earthlink, Inc. *                                         37,100          213
   Entrust, Inc. *                                           14,200           36
   eResearch Technology, Inc. *                               2,450           66
   eSPEED, Inc., Class A *                                    6,700           78
   EUniverse, Inc. *                                          3,700           19
   F5 Networks, Inc. *                                        6,600           83
   Freemarkets, Inc. *                                       11,600           63
   GSI Commerce, Inc. *                                       5,500            9
   Harris Interactive, Inc. *                                11,000           60
   Homestore, Inc. *                                         23,000           13
   I-many, Inc. *                                            12,000            9
   Interland, Inc. *                                         36,300           24
   Internet Security Systems, Inc. *                         11,300          112
   Interwoven, Inc. *                                        31,500           57
   ITXC Corp. *                                               5,300            7
   j2 Global Communications, Inc. *                           1,500           43
   Keynote Systems, Inc. *                                    5,800           54
   LendingTree, Inc. *                                        2,100           25
   LookSmart Ltd. *                                          20,300           56
   Matrixone, Inc. *                                         13,900           47
   Neoforma, Inc. *                                           2,200           28
   Net2Phone, Inc. *                                          5,000           17
   NetBank, Inc.                                             14,500          135

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 71 EQUITY FUNDS

EQUITY FUNDS

  SCHEDULE OF INVESTMENTS

  SMALL CAP INDEX FUND (CONTINUED)

                                                           NUMBER       VALUE
                                                         OF SHARES      (000S)
COMMON STOCKS - 97.4% - CONTINUED

INTERNET - 2.9% - (CONTINUED)
   Netegrity, Inc. *                                          7,950          $29
   NetFlix, Inc. *                                            1,700           35
   Netratings, Inc. *                                         2,400           16
   NIC, Inc. *                                                7,100           12
   Openwave Systems, Inc. *                                  51,700           73
   Overstock.com, Inc. *                                      1,000           10
   Overture Services, Inc. *                                 15,100          229
   PC-Tel, Inc. *                                             5,900           53
   Portal Software, Inc. *                                   35,400           25
   Priceline.com, Inc. *                                     37,600           62
   Procurenet, Inc. *                                         7,500            -
   ProQuest Co. *                                             4,600           95
   QRS Corp. *                                                4,000           20
   Quovadx, Inc. *                                            6,200           12
   Raindance Communications, Inc. *                          12,800           22
   Register.com, Inc. *                                       8,800           49
   Riverstone Networks, Inc. *                               38,800           54
   RSA Security, Inc. *                                      13,400           95
   S1 Corp. *                                                21,000          108
   Safeguard Scientifics, Inc. *                             35,500           50
   Sapient Corp. *                                           22,700           35
   Secure Computing Corp. *                                   8,700           32
   Seebeyond Technology Corp. *                              15,500           31
   SonicWALL, Inc. *                                         15,200           55
   Stamps.com, Inc. *                                        10,400           44
   TIBCO Software, Inc. *                                    23,800          100
   TriZetto Group, Inc. *                                     9,000           37
   United Online, Inc. *                                      6,200          107
   Valueclick, Inc. *                                        19,000           58
   Verity, Inc. *                                             6,600           91
   Vignette Corp. *                                          69,800          106
   Vitria Technology, Inc. *                                 22,000           15
   WatchGuard Technologies, Inc. *                            7,800           47
   WebEx Communications, Inc. *                               6,900           71
   webMethods, Inc. *                                        13,400          122
   Websense, Inc. *                                           6,300           92
--------------------------------------------------------------------------------
                                                                           4,976
--------------------------------------------------------------------------------
INVESTMENT COMPANIES - 0.2%
   American Capital Strategies Ltd.                          14,100          316
   MCG Capital Corp.                                          6,600           66
--------------------------------------------------------------------------------
                                                                             382
--------------------------------------------------------------------------------
IRON/STEEL - 0.3%
   Carpenter Technology Corp.                                 5,700          $58
   Cleveland-Cliffs, Inc. *                                   2,600           49
   Gibraltar Steel Corp.                                      2,500           47
   Material Sciences Corp. *                                  3,000           30
   Oregon Steel Mills, Inc. *                                 7,700           18
   Reliance Steel & Aluminum Co.                              7,050          106
   Roanoke Electric Steel Corp.                               2,900           25
   Ryerson Tull, Inc.                                         6,632           41
   Schnitzer Steel Industries, Inc., Class A                  1,200           29
   Steel Dynamics, Inc. *                                     9,500          111
--------------------------------------------------------------------------------
                                                                             514
--------------------------------------------------------------------------------
LEISURE TIME - 0.4%
   Ambassadors Group, Inc. *                                  1,700           20
   Arctic Cat, Inc.                                           4,525           71
   Bally Total Fitness Holding Corp. *                        9,200           47
   Escalade, Inc. *                                           1,100           15
   Johnson Outdoors, Inc., Class A *                          1,100           10
   K2, Inc. *                                                 5,300           41
   Marine Products Corp.                                      2,000           19
   Multimedia Games, Inc. *                                   3,000           58
   Nautilus Group, Inc.                                       8,237          117
   Navigant International, Inc. *                             3,600           38
   Pegasus Solutions, Inc. *                                  7,400           83
   Thor Industries, Inc.                                      4,498          112
   WMS Industries, Inc. *                                     6,500           83
--------------------------------------------------------------------------------
                                                                             714
--------------------------------------------------------------------------------
LODGING - 0.6%
   Ameristar Casinos, Inc. *                                  3,100           33
   Aztar Corp. *                                             10,200          137
   Boca Resorts, Inc., Class A *                              8,500           94
   Boyd Gaming Corp. *                                        9,200          117
   Choice Hotels International, Inc. *                        6,000          146
   La Quinta Corp. *                                         40,800          125
   Marcus Corp.                                               5,825           79
   Monarch Casino & Resort, Inc. *                            1,000            9
   MTR Gaming Group, Inc. *                                   6,200           41
   Prime Hospitality Corp. *                                 13,400           69
   Station Casinos, Inc. *                                   10,200          215
   Wyndham International, Inc., Class A *                    44,500           10
--------------------------------------------------------------------------------
                                                                           1,075
--------------------------------------------------------------------------------
MACHINERY - CONSTRUCTION & MINING - 0.2%
   Astec Industries, Inc. *                                   4,500           26

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 72 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2003

                                                           NUMBER       VALUE
                                                         OF SHARES      (000S)
COMMON STOCKS - 97.4% - CONTINUED

MACHINERY - CONSTRUCTION & MINING - 0.2% - (CONTINUED)
   JLG Industries, Inc.                                      12,500          $59
   Joy Global, Inc. *                                        13,800          150
   Terex Corp.                                               12,700          157
--------------------------------------------------------------------------------
                                                                             392
--------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED - 1.5%
   Alamo Group, Inc.                                          1,800           21
   Albany International Corp., Class A                        7,067          162
   Applied Industrial Technologies, Inc.                      5,735           96
   Briggs & Stratton Corp.                                    6,400          248
   Cascade Corp.                                              2,800           40
   Cognex Corp. *                                            10,000          212
   Columbus McKinnon Corp. of New York *                      3,600            6
   Flow International Corp. *                                 3,900            8
   Gardner Denver, Inc. *                                     4,750           87
   Global Power Equipment Group, Inc. *                       6,600           34
   Gorman-Rupp (The) Co.                                      2,200           43
   IDEX Corp.                                                 8,175          237
   Kadant, Inc. *                                             4,020           66
   Lindsay Manufacturing Co.                                  2,955           63
   Manitowoc Co. (The), Inc.                                  7,850          132
   NACCO Industries, Inc., Class A                            1,600           74
   Nordson Corp.                                              6,600          159
   Presstek, Inc. *                                           9,100           41
   Robbins & Myers, Inc.                                      2,900           39
   Sauer-Danfoss, Inc.                                        2,900           23
   Stewart & Stevenson Services, Inc.                         8,500           93
   Surebeam Corp., Class A *                                 18,800           66
   Tecumseh Products Co., Class A                             4,500          184
   Tennant Co.                                                2,700           85
   Thomas Industries, Inc.                                    4,823          120
   UNOVA, Inc. *                                             12,300           66
   Wabtec Corp.                                              10,174          118
--------------------------------------------------------------------------------
                                                                           2,523
--------------------------------------------------------------------------------
MEDIA - 1.2%
   4Kids Entertainment, Inc. *                                2,800           33
   Acacia Research - Acacia Technologies *                    5,820            7
   Acme Communications, Inc. *                                2,700           17
   Beasley Broadcast Group, Inc., Class A *                   1,700           16
   Courier Corp.                                              1,100           54
   Crown Media Holdings, Inc., Class A *                      7,400           20
   Fisher Communications, Inc. *                              1,500           67
   Gray Television, Inc., Class A                             2,600           28
   Hollinger International, Inc.                             16,300         $129
   Information Holdings, Inc. *                               3,000           48
   Insight Communications Co., Inc., Class A *               12,300          147
   Journal Register Co. *                                     8,100          124
   Liberty Corp.                                              5,000          218
   Lodgenet Entertainment Corp. *                             3,300           28
   Martha Stewart Living Omnimedia, Inc., Class A *           3,000           25
   Mediacom Communications Corp. *                           15,900          140
   Paxson Communications Corp. *                              9,100           20
   Playboy Enterprises, Inc., Class B *                       4,100           35
   Primedia, Inc. *                                          41,000          100
   Private Media Group Ltd. *                                 4,300            5
   Pulitzer, Inc.                                             2,600          113
   Regent Communications, Inc. *                              7,900           38
   Saga Communications, Inc., Class A *                       4,381           76
   Salem Communications Corp., Class A *                      2,600           42
   Sinclair Broadcast Group, Inc., Class A *                  9,100           72
   Sirius Satellite Radio, Inc. *                           242,481          177
   Spanish Broadcasting System, Inc., Class A *              10,700           66
   Thomas Nelson, Inc. *                                      2,400           20
   Value Line, Inc.                                             400           18
   World Wrestling Entertainment, Inc. *                      3,000           23
   XM Satellite Radio Holdings, Inc., Class A *              17,600          104
   Young Broadcasting, Inc., Class A *                        4,100           50
--------------------------------------------------------------------------------
                                                                           2,060
--------------------------------------------------------------------------------
METAL FABRICATION/HARDWARE - 0.8%
   Castle (A.M.) & Co. *                                      2,200           11
   CIRCOR International, Inc.                                 2,900           40
   Commercial Metals Co.                                      7,120           99
   Intermet Corp.                                             6,400           23
   Kaydon Corp.                                               8,200          154
   Ladish Co., Inc. *                                         2,700           12
   Lawson Products, Inc.                                      1,500           39
   Maverick Tube Corp. *                                     11,200          208
   Mueller Industries, Inc. *                                 8,300          207
   NN, Inc.                                                   3,400           30
   Northwest Pipe Co. *                                       1,700           21
   NS Group, Inc. *                                           5,100           39
   Penn Engineering & Manufacturing Corp.                     3,500           40
   Quanex Corp.                                               4,800          152
   Valmont Industries, Inc.                                   4,000           86

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 73 EQUITY FUNDS

EQUITY FUNDS

  SCHEDULE OF INVESTMENTS

  SMALL CAP INDEX FUND (CONTINUED)

                                                           NUMBER       VALUE
                                                         OF SHARES      (000S)
COMMON STOCKS - 97.4% - CONTINUED

METAL FABRICATION/HARDWARE - 0.8% - (CONTINUED)
   Worthington Industries, Inc.                              20,000         $239
--------------------------------------------------------------------------------
                                                                           1,400
--------------------------------------------------------------------------------
MINING - 0.3%
   Amcol International Corp.                                  5,914           34
   Brush Engineered Materials, Inc. *                         4,900           25
   Century Aluminum Co. *                                     3,500           22
   Hecla Mining Co. *                                        32,400          107
   Liquidmetal Technologies *                                 1,500            8
   Royal Gold, Inc.                                           4,200           61
   RTI International Metals, Inc. *                           6,200           61
   Southern Peru Copper Corp.                                 4,200           61
   Stillwater Mining Co. *                                   12,750           32
   USEC, Inc.                                                24,100          132
--------------------------------------------------------------------------------
                                                                             543
--------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING - 1.7%
   Actuant Corp., Class A *                                   2,700           95
   Acuity Brands, Inc.                                       12,300          165
   Ameron International Corp.                                 1,100           66
   Applied Films Corp. *                                      3,300           53
   Barnes Group, Inc.                                         3,332           70
   Carlisle Cos., Inc.                                        9,000          364
   Clarcor, Inc.                                              7,312          265
   Concord Camera Corp. *                                     7,200           36
   Cuno, Inc. *                                               4,650          156
   ESCO Technologies, Inc. *                                  3,500          115
   Federal Signal Corp.                                      14,200          202
   Foamex International, Inc. *                               6,400            7
   Griffon Corp. *                                            7,863          101
   Hexcel Corp. *                                             7,107           21
   Lydall, Inc. *                                             4,400           39
   Matthews International Corp., Class A                      8,100          188
   Myers Industries, Inc.                                     5,533           53
   Quixote Corp.                                              1,900           30
   Roper Industries, Inc.                                     8,600          248
   Smith (A.O.) Corp.                                         4,900          131
   SPS Technologies, Inc. *                                   3,634           89
   Standex International Corp.                                3,200           61
   Sturm Ruger & Co., Inc.                                    5,800           51
   Tredegar Corp.                                             7,650           91
   Trinity Industries, Inc.                                  10,600          183
   U.S. Industries, Inc. *                                   19,600           78
--------------------------------------------------------------------------------
                                                                           2,958
--------------------------------------------------------------------------------
OFFICE FURNISHINGS - 0.0%
   CompX International, Inc.                                  1,100           $7
   Interface, Inc., Class A *                                12,900           43
   Virco Manufacturing Corp.                                  1,600           15
--------------------------------------------------------------------------------
                                                                              65
--------------------------------------------------------------------------------
OFFICE/BUSINESS EQUIPMENT - 0.1%
   General Binding Corp. *                                    1,800           14
   Global Imaging System, Inc. *                              2,400           45
   Imagistics International, Inc. *                           4,900           91
--------------------------------------------------------------------------------
                                                                             150
--------------------------------------------------------------------------------
OIL & GAS - 2.6%
   3TEC Energy Corp. *                                        4,600           69
   Atwood Oceanics, Inc. *                                    2,700           68
   Berry Petroleum Co., Class A                               4,900           73
   Cabot Oil & Gas Corp.                                      8,200          197
   Chesapeake Energy Corp.                                   53,318          419
   Comstock Resources, Inc. *                                 6,700           68
   Denbury Resources, Inc. *                                  7,000           76
   Encore Acquisition Co. *                                   2,600           48
   Energy Partners Ltd. *                                     5,700           58
   Evergreen Resources, Inc. *                                5,600          254
   Exploration Co. of Delaware (The), Inc. *                  4,600           14
   Frontier Oil Corp.                                         7,700          132
   Grey Wolf, Inc. *                                         49,600          195
   Harvest Natural Resources, Inc. *                         10,300           50
   Holly Corp.                                                2,900           83
   Houston Exploration Co. *                                  3,000           81
   Magnum Hunter Resources, Inc. *                           14,400           80
   Meridian Resource Corp. *                                  9,412           11
   Nuevo Energy Co. *                                         5,200           70
   Parker Drilling Co. *                                     23,100           55
   Patina Oil & Gas Corp.                                     7,100          234
   Penn Virginia Corp.                                        2,400           92
   Petroquest Energy, Inc. *                                  9,100           14
   Plains Exploration & Production Co. *                      7,100           58
   Prima Energy Corp. *                                       3,000           56
   Quicksilver Resources, Inc. *                              3,000           71
   Range Resources Corp. *                                   15,200           87
   Remington Oil & Gas Corp. *                                6,000          102
   Southwestern Energy Co. *                                 10,000          131
   Spinnaker Exploration Co. *                                6,900          134
   St. Mary Land & Exploration Co.                            9,300          233
   Stone Energy Corp. *                                       6,276          211

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 74 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2003

                                                           NUMBER       VALUE
                                                         OF SHARES      (000S)
COMMON STOCKS - 97.4% - CONTINUED

OIL & GAS - 2.6% - (CONTINUED)
   Swift Energy Co. *                                         6,790          $58
   Tesoro Petroleum Corp. *                                  19,200          142
   Tom Brown, Inc. *                                          9,900          240
   Unit Corp. *                                              12,900          262
   Vintage Petroleum, Inc.                                   14,400          137
   Westport Resources Corp. *                                 5,920          119
--------------------------------------------------------------------------------
                                                                           4,482
--------------------------------------------------------------------------------
OIL & GAS SERVICES - 1.3%
   CAL Dive International, Inc. *                            10,900          196
   CARBO Ceramics, Inc.                                       2,700           89
   Dril-Quip, Inc. *                                          1,900           26
   Global Industries Ltd. *                                  19,800           92
   Gulf Island Fabrication, Inc. *                            2,100           37
   Hanover Compressor Co. *                                  14,300           93
   Horizon Offshore, Inc. *                                   5,200           18
   Hydril Co. *                                               3,400           85
   Input/Output, Inc. *                                      13,300           48
   Key Energy Services, Inc. *                               33,300          336
   Lone Star Technologies, Inc. *                             8,500          179
   Lufkin Industries, Inc.                                    1,700           33
   NATCO Group, Inc., Class A *                               2,700           15
   Newpark Resources, Inc. *                                 22,680          103
   Oceaneering International, Inc. *                          6,800          149
   Oil States International, Inc. *                           5,100           61
   RPC, Inc.                                                  3,294           30
   Seacor Smit, Inc. *                                        5,100          178
   Superior Energy Services, Inc. *                          14,400          123
   Tetra Technologies, Inc. *                                 3,900           90
   Trico Marine Services, Inc. *                              6,500           17
   Universal Compression Holdings, Inc. *                     4,900           85
   Veritas DGC, Inc. *                                        9,200           61
   W-H Energy Services, Inc. *                                6,900          118
--------------------------------------------------------------------------------
                                                                           2,262
--------------------------------------------------------------------------------
PACKAGING & CONTAINERS - 0.3%
   AEP Industries, Inc. *                                     1,200           10
   Chesapeake Corp.                                           4,200           71
   Crown Holdings, Inc. *                                    47,300          266
   Earthshell Corp. *                                        20,800           10
   Graphic Packaging International Corp. *                    6,700           37
   Greif, Inc., Class A                                       3,800           68
   Silgan Holdings, Inc. *                                    3,000           67
--------------------------------------------------------------------------------
                                                                             529
--------------------------------------------------------------------------------
PHARMACEUTICALS - 4.3%
   aaiPharma, Inc. *                                          5,000          $43
   Abgenix, Inc. *                                           23,200          202
   Adolor Corp. *                                             9,300           92
   Alkermes, Inc. *                                          16,200          147
   Allos Therapeutics, Inc. *                                 6,800           27
   Alpharma, Inc., Class A                                    8,750          157
   American Pharmaceutical Partners, Inc. *                   2,500           48
   Amylin Pharmaceuticals, Inc. *                            20,700          335
   Antigenics, Inc. *                                         7,700           64
   Array Biopharma, Inc. *                                    5,700           24
   Atherogenics, Inc. *                                       9,400           88
   Atrix Labs, Inc. *                                         6,100           86
   AVANIR Pharmaceuticals, Class A *                         17,300           18
   Bentley Pharmaceuticals, Inc. *                            3,600           29
   BioMarin Pharmaceuticals, Inc. *                          12,300          140
   Biopure Corp. *                                            5,800           19
   Bone Care International, Inc. *                            2,800           20
   Bradley Pharmaceuticals, Inc. *                            2,500           34
   Cell Therapeutics, Inc. *                                  9,900           82
   Cima Labs, Inc. *                                          4,200           91
   Connetics Corp. *                                          9,100          152
   Corixa Corp. *                                            13,705           94
   Cubist Pharmaceuticals, Inc. *                             8,000           64
   CV Therapeutics, Inc. *                                    8,000          144
   D&K Healthcare Resources, Inc.                             3,800           39
   Durect Corp. *                                             7,300           10
   Endo Pharmaceuticals Holdings, Inc. *                      8,000          108
   Eon Labs, Inc. *                                           2,900           77
   Esperion Therapeutics, Inc. *                              8,700           87
   First Horizon Pharmaceutical Corp. *                       6,600           17
   Genta, Inc. *                                             12,700           91
   Guilford Pharmaceuticals, Inc. *                           7,200           27
   HealthExtras, Inc. *                                       4,500           17
   Ilex Oncology, Inc. *                                      9,600           89
   ImClone Systems, Inc. *                                   15,200          252
   Immunogen, Inc. *                                         12,400           29
   Impax Laboratories, Inc. *                                 7,700           35
   Indevus Pharmaceuticals, Inc. *                           11,200           27
   Isis Pharmaceuticals, Inc. *                              13,800           49
   KOS Pharmaceuticals, Inc. *                                1,600           28
   KV Pharmaceutical Co., Class A *                           6,800          123
   La Jolla Pharmaceutical Co. *                             12,600           21

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 75 EQUITY FUNDS

EQUITY FUNDS

  SCHEDULE OF INVESTMENTS

  SMALL CAP INDEX FUND (CONTINUED)

                                                           NUMBER       VALUE
                                                         OF SHARES      (000S)
COMMON STOCKS - 97.4% - CONTINUED

PHARMACEUTICALS - 4.3% - (CONTINUED)
   Lannett Co., Inc. *                                        1,650          $18
   Ligand Pharmaceuticals, Inc., Class B *                   15,351          100
   Medarex, Inc. *                                           21,700           70
   Medicines Co. *                                            8,200          153
   MGI Pharma, Inc. *                                         7,400           93
   MIM Corp. *                                                6,800           50
   Nabi Biopharmaceuticals *                                 11,500           69
   Napro Biotherapeutics, Inc. *                              7,600            5
   Nastech Pharmaceutical, Inc. *                             2,300           20
   Natures Sunshine Products, Inc.                            3,200           28
   NBTY, Inc. *                                              12,100          229
   NeoPharm, Inc. *                                           3,400           39
   Neurocrine Biosciences, Inc. *                             8,300          347
   Neurogen Corp. *                                           3,800           14
   Noven Pharmaceuticals, Inc. *                              6,200           88
   NPS Pharmaceuticals, Inc. *                                8,700          134
   Onyx Pharmaceuticals, Inc. *                               4,500           37
   OSI Pharmaceuticals, Inc. *                               10,800          173
   Pain Therapeutics, Inc. *                                  4,700            8
   Penwest Pharmaceuticals Co. *                              4,100           66
   Perrigo Co.                                               18,200          216
   Pharmaceutical Resources, Inc. *                           5,300          225
   Pharmacopeia, Inc. *                                       7,000           61
   Pozen, Inc. *                                              6,700           25
   Priority Healthcare Corp., Class B *                       7,100          189
   Progenics Pharmaceuticals, Inc. *                          2,300           10
   Rigel Pharmaceuticals, Inc. *                              7,800            6
   Salix Pharmaceuticals Ltd. *                               5,300           36
   Sangstat Medical Corp. *                                   7,800           77
   Scios, Inc. *                                             13,700          604
   Sepracor, Inc. *                                          20,500          278
   SuperGen, Inc. *                                           8,700           24
   Tanox, Inc. *                                              7,100           92
   Theragenics Corp. *                                        8,800           30
   Trimeris, Inc. *                                           4,400          181
   Tularik, Inc. *                                           12,300           62
   United Therapeutics Corp. *                                4,600           79
   VCA Antech, Inc. *                                         5,800           90
   Vicuron Pharmaceuticals, Inc. *                           11,500          125
   Virbac Corp. *                                             2,600           14
   Vivus, Inc. *                                              9,800           34
   Zymogenetics, Inc. *                                       3,000          $28
--------------------------------------------------------------------------------
                                                                           7,553
--------------------------------------------------------------------------------
PIPELINES - 0.2%
   Plains Resources, Inc. *                                   7,100           76
   Transmontaigne, Inc. *                                     5,300           22
   Western Gas Resources, Inc.                                5,600          182
--------------------------------------------------------------------------------
                                                                             280
--------------------------------------------------------------------------------
REAL ESTATE - 0.4%
   Avatar Holdings, Inc. *                                    1,300           33
   Corrections Corp. of America *                             8,310          145
   Insignia Financial Group, Inc. *                           5,766           63
   Jones Lang LaSalle, Inc. *                                 9,000          123
   LNR Property Corp.                                         6,100          206
   Trammell Crow Co. *                                        8,700           69
   Wellsford Real Properties, Inc. *                          1,600           23
--------------------------------------------------------------------------------
                                                                             662
--------------------------------------------------------------------------------
REITS - 7.4%
   Acadia Realty Trust                                        4,000           32
   Alexander's, Inc. *                                          600           38
   Alexandria Real Estate Equities, Inc.                      5,300          223
   AMLI Residential Properties Trust                          4,000           84
   Anthracite Capital, Inc.                                  13,600          156
   Anworth Mortgage Asset Corp.                               7,800          102
   Apex Mortgage Capital, Inc.                                8,700           52
   Associated Estates Realty                                  4,800           26
   Bedford Property Investors, Inc.                           4,300          112
   Boykin Lodging Co.                                         5,100           38
   Brandywine Realty Trust                                    7,900          174
   Capital Automotive                                         6,300          157
   Capstead Mortgage Corp.                                    2,850           33
   CBL & Associates Properties, Inc.                          6,000          244
   Chateau Communities, Inc.                                  6,600          124
   Chelsea Property Group, Inc.                               9,000          335
   Colonial Properties Trust                                  4,500          149
   Commercial Net Lease Realty                               10,900          165
   Cornerstone Realty Income Trust, Inc.                     14,200           99
   Corporate Office Properties Trust                          5,000           75
   Correctional Properties Trust                              2,100           43
   Crown American Realty Trust                                7,500           74
   EastGroup Properties, Inc.                                 4,300          110
   Entertainment Properties Trust                             5,100          135
   Equity Inns, Inc.                                         12,000           70

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 76 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2003

                                                           NUMBER       VALUE
                                                         OF SHARES      (000S)
COMMON STOCKS - 97.4% - CONTINUED

REITS - 7.4% - (CONTINUED)
   Equity One, Inc.                                           7,900         $121
   Essex Property Trust, Inc.                                 4,300          225
   Federal Realty Investment Trust                           11,400          346
   FelCor Lodging Trust, Inc.                                14,600           91
   Friedman Billings Ramsey Group, Inc. *                    27,165          246
   Gables Residential Trust                                   7,400          198
   Getty Realty Corp.                                         4,600           86
   Glenborough Realty Trust, Inc.                             4,700           73
   Glimcher Realty Trust                                      8,800          169
   Great Lakes REIT, Inc.                                     3,900           55
   Health Care REIT, Inc.                                    11,600          304
   Healthcare Realty Trust, Inc.                             12,473          305
   Heritage Property Investment Trust                         5,300          133
   Home Properties of New York, Inc.                          8,200          272
   HRPT Properties Trust                                     38,200          325
   IMPAC Mortgage Holdings, Inc.                             14,500          188
   Innkeepers USA Trust                                       7,500           49
   Investors Real Estate Trust                               10,600           99
   Keystone Property Trust                                    4,900           84
   Kilroy Realty Corp.                                        7,200          159
   Koger Equity, Inc.                                         5,700           87
   Kramont Realty Trust                                       6,000           90
   LaSalle Hotel Properties                                   5,000           60
   Lexington Corporate Properties Trust                       7,600          130
   LTC Properties, Inc.                                       4,200           26
   Macerich (The) Co.                                        13,700          434
   Manufactured Home Communities, Inc.                        3,800          112
   Meristar Hospitality Corp.                                12,146           41
   MFA Mortgage Investments, Inc.                            12,900          112
   Mid Atlantic Realty Trust                                  5,200           95
   Mid-America Apartment Communities, Inc.                    4,200          100
   Mills (The) Corp.                                          7,300          228
   Mission West Properties                                    4,300           40
   National Health Investors, Inc.                            6,800          104
   National Health Realty, Inc.                               1,800           24
   Nationwide Health Properties, Inc.                        14,600          188
   Novastar Financial, Inc.                                   3,100          106
   OMEGA Healthcare Investors, Inc. *                         4,800           11
   Pan Pacific Retail Properties, Inc.                       10,579          400
   Parkway Properties, Inc.                                   2,500           94
   Pennsylvania Real Estate Investment Trust                  4,200          120
   Post Properties, Inc.                                      9,900          239
   Prentiss Properties Trust                                  9,100         $247
   Price Legacy Corp. *                                       5,500           14
   PS Business Parks, Inc.                                    3,000           89
   RAIT Investment Trust                                      5,300          120
   Ramco-Gershenson Properties                                2,600           57
   Realty Income Corp.                                        9,900          354
   Redwood Trust, Inc.                                        3,300          107
   RFS Hotel Investors, Inc.                                  8,500           82
   Saul Centers, Inc.                                         3,100           71
   Senior Housing Properties Trust                           13,500          156
   Shurgard Storage Centers, Inc., Class A                   10,000          311
   Sizeler Property Investors                                 3,400           32
   SL Green Realty Corp.                                      7,800          238
   Sovran Self Storage, Inc.                                  3,700          105
   Summit Properties, Inc.                                    6,600          122
   Sun Communities, Inc.                                      4,400          158
   Tanger Factory Outlet Centers, Inc.                        1,700           52
   Taubman Centers, Inc.                                      8,500          145
   Thornburg Mortgage, Inc.                                  16,900          349
   Town & Country Trust (The)                                 4,200           85
   U.S. Restaurant Properties, Inc.                           5,800           82
   Universal Health Realty Income, Inc.                       3,200           83
   Urstadt Biddle Properties, Class A                         5,500           66
   Ventas, Inc.                                              20,600          239
   Washington Real Estate Investment Trust                   10,900          283
   Winston Hotels, Inc.                                       5,000           33
--------------------------------------------------------------------------------
                                                                          12,899
--------------------------------------------------------------------------------
RETAIL - 5.7%
   7-Eleven, Inc. *                                           6,900           48
   AC Moore Arts & Crafts, Inc. *                             3,600           50
   Aeropostale, Inc. *                                        3,700           49
   AFC Enterprises *                                          3,900           52
   AnnTaylor Stores Corp. *                                  13,050          268
   Asbury Automotive Group, Inc. *                            2,300           18
   Bebe Stores, Inc. *                                        1,300           15
   Benihana, Inc., Class A *                                  1,355           14
   Blair Corp.                                                2,400           56
   Bob Evans Farms, Inc.                                     10,400          251
   Bombay (The) Co., Inc. *                                   9,800           53
   Brookstone, Inc. *                                         2,500           41
   Brown Shoe Co., Inc.                                       5,200          141
   Buca, Inc. *                                               4,500           25

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 77 EQUITY FUNDS

EQUITY FUNDS

  SCHEDULE OF INVESTMENTS

  SMALL CAP INDEX FUND (CONTINUED)

                                                           NUMBER       VALUE
                                                         OF SHARES      (000S)
COMMON STOCKS - 97.4% - CONTINUED

RETAIL - 5.7% - (CONTINUED)
   Buckle (The), Inc. *                                       2,100          $37
   Burlington Coat Factory Warehouse Corp.                    5,260           86
   Cache, Inc. *                                                800            8
   California Pizza Kitchen, Inc. *                           4,200           97
   Casey's General Stores, Inc.                              11,500          137
   Cash America International, Inc.                           6,500           62
   Cato (The) Corp., Class A                                  4,300           82
   Champps Entertainment, Inc. *                              2,500           21
   Charlotte Russe Holding, Inc. *                            2,200           18
   Charming Shoppes, Inc. *                                  31,800          111
   Checkers Drive-In Restaurant *                             2,400           14
   Chicago Pizza & Brewery, Inc. *                            3,100           22
   Children's Place Retail Stores (The), Inc. *               3,400           31
   Christopher & Banks Corp. *                                6,950          123
   CKE Restaurants, Inc. *                                   15,100           66
   Claire's Stores, Inc.                                     12,500          295
   Coldwater Creek, Inc. *                                    2,100           20
   Cole National Corp. *                                      2,900           26
   Cost Plus, Inc. of California *                            5,775          152
   CSK Auto Corp. *                                           8,500           77
   Dave & Buster's, Inc. *                                    3,300           30
   Deb Shops, Inc.                                            1,200           22
   dELiA*s Corp., Class A *                                   9,600            3
   Dress Barn, Inc. *                                         6,600           89
   Duane Reade, Inc. *                                        6,400           81
   Electronics Boutique Holdings Corp. *                      3,000           50
   Factory 2-U Stores, Inc. *                                 3,800           16
   FAO, Inc. *                                                5,400            1
   Finish Line (The), Inc., Class A *                         5,300           79
   Finlay Enterprises, Inc. *                                 1,600           20
   Footstar, Inc. *                                           6,000           50
   Fred's, Inc.                                               6,450          180
   Friedman's, Inc., Class A                                  4,900           47
   Galyan's Trading Co., Inc. *                               3,100           39
   Gart Sports Co. *                                          1,700           32
   Genesco, Inc. *                                            6,000           85
   Goody's Family Clothing, Inc. *                            4,700           19
   Group 1 Automotive, Inc. *                                 5,600          120
   Guitar Center, Inc. *                                      4,000           81
   Hancock Fabrics, Inc.                                      5,000           70
   Haverty Furniture Cos., Inc.                               4,500           48
   Hibbett Sporting Goods, Inc. *                             2,050           51
   Hollywood Entertainment Corp. *                           15,700         $252
   HOT Topic, Inc. *                                          9,350          218
   IHOP Corp.                                                 5,900          133
   Insight Enterprises, Inc. *                               12,150           86
   Intertan, Inc. *                                           6,300           30
   J. Jill Group (The), Inc. *                                5,350           62
   Jack in the Box, Inc. *                                   10,300          187
   Jo-Ann Stores, Inc. Class A *                              4,300           86
   Kenneth Cole Productions, Inc., Class A *                  2,150           47
   Landry's Restaurants, Inc.                                 6,500          109
   Linens 'N Things, Inc. *                                  10,700          217
   Lithia Motors, Inc., Class A *                             3,200           39
   Lone Star Steakhouse & Saloon, Inc.                        5,000          106
   Longs Drug Stores Corp.                                    9,100          136
   Luby's, Inc. *                                             6,700            9
   MarineMax, Inc. *                                          2,200           20
   Massimo da Milano, Inc. *                                  2,061            -
   Men's Wearhouse, Inc. *                                    8,502          127
   Mothers Work, Inc. *                                         800           18
   Movado Group, Inc.                                         2,800           53
   Movie Gallery, Inc. *                                      5,125           89
   Nu Skin Enterprises, Inc., Class A                        13,100          132
   O'Charleys, Inc. *                                         4,900           94
   OfficeMax, Inc. *                                         34,200          176
   P.F. Chang's China Bistro, Inc. *                          4,800          178
   Pacific Sunwear of California, Inc. *                     13,405          273
   Panera Bread Co., Class A *                                6,800          207
   Papa John's International, Inc. *                          3,825           96
   Party City Corp. *                                         2,200           18
   Payless Shoesource, Inc. *                                20,000          313
   PC Connection, Inc. *                                      2,000           11
   Pep Boys - Manny, Moe & Jack                              14,300          109
   Pricesmart, Inc. *                                         1,200           18
   Rare Hospitality International, Inc. *                     5,850          163
   Regis Corp.                                               12,825          319
   Restoration Hardware, Inc. *                               5,300           13
   Rex Stores Corp. *                                         2,300           23
   Ryan's Family Steak Houses, Inc. *                        13,200          139
   School Specialty, Inc. *                                   4,400           78
   Sharper Image Corp. *                                      2,100           38
   Shoe Carnival, Inc. *                                      2,100           32
   ShopKo Stores, Inc. *                                      8,500           99

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 78 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2003

                                                           NUMBER       VALUE
                                                         OF SHARES      (000S)
COMMON STOCKS - 97.4% - CONTINUED

RETAIL - 5.7% - (CONTINUED)
   Smart & Final, Inc. *                                      3,550          $12
   Sonic Corp. *                                             10,743          274
   Sports Authority (The), Inc. *                             9,700           68
   Stage Stores, Inc. *                                       5,600          119
   Steak n Shake (The) Co. *                                  6,704           61
   Stein Mart, Inc. *                                         6,500           33
   Summit America Television, Inc. *                         10,500           25
   TBC Corp. *                                                5,000           70
   Too, Inc. *                                               10,100          168
   Tractor Supply Co. *                                       4,000          132
   Trans World Entertainment Corp. *                          4,950           11
   Triarc Cos., Inc. *                                        3,901          109
   Tuesday Morning Corp. *                                    2,500           49
   Tweeter Home Entertainment Group, Inc. *                   5,700           27
   Ultimate Electronics, Inc. *                               3,300           26
   United Auto Group, Inc. *                                  5,000           59
   Urban Outfitters, Inc. *                                   2,200           50
   West Marine, Inc. *                                        3,100           52
   Wet Seal (The), Inc., Class A *                            7,600           55
   Whitehall Jewellers, Inc. *                                3,300           28
   Wilsons Leather Experts (The), Inc. *                      4,200           17
   World Fuel Services Corp.                                  2,600           53
--------------------------------------------------------------------------------
                                                                           9,830
--------------------------------------------------------------------------------
SAVINGS & LOANS - 2.7%
   Anchor BanCorp Wisconsin, Inc.                             6,300          138
   Bank Mutual Corp.                                          3,300           83
   BankAtlantic Bancorp, Inc., Class A                       12,400          121
   BankUnited Financial Corp., Class A *                      6,300          111
   Berkshire Hills Bancorp, Inc.                              1,900           44
   BostonFed Bancorp, Inc.                                    1,200           27
   Brookline Bancorp, Inc.                                   17,403          218
   CFS Bancorp, Inc.                                          3,400           47
   Charter Financial Corp. of Georgia                         1,200           36
   Citizens First Bancorp, Inc.                               2,500           49
   Coastal Bancorp, Inc.                                      1,100           33
   Coastal Financial Corp.                                    2,500           30
   Commercial Federal Corp.                                  13,400          291
   Connecticut Bancshares, Inc.                               3,300          137
   Dime Community Bancshares                                  6,650          152
   Fidelity Bankshares, Inc.                                  4,700           86
   First Defiance Financial Corp.                             1,500           28
   First Essex Bancorp, Inc.                                  2,000           62
   First Federal Capital Corp.                                5,100         $104
   First Financial Holdings, Inc.                             4,000           99
   First Indiana Corp.                                        3,462           55
   First Niagara Financial Group, Inc.                        7,119           84
   First Place Financial Corp. of Ohio                        3,600           55
   First Sentinel Bancorp, Inc.                               7,348          102
   FirstFed America Bancorp, Inc.                             2,200           62
   FirstFed Financial Corp. *                                 5,150          155
   Flagstar Bancorp, Inc.                                     4,000          105
   Flushing Financial Corp.                                   2,950           51
   Harbor Florida Bancshares, Inc.                            6,312          147
   Hawthorne Financial Corp. *                                2,200           65
   Hudson River Bancorp, Inc.                                 4,500          103
   Itla Capital Corp. *                                       1,400           46
   MAF Bancorp, Inc.                                          5,661          190
   MASSBANK Corp.                                             1,100           30
   NASB Financial, Inc.                                         900           20
   Northwest Bancorp, Inc.                                    3,200           52
   OceanFirst Financial Corp.                                 3,100           67
   Ocwen Financial Corp. *                                   11,100           34
   Parkvale Financial Corp.                                   1,400           31
   Partners Trust Financial Group, Inc.                       2,000           34
   PennFed Financial Services, Inc.                           1,500           40
   PFF Bancorp, Inc.                                          3,000           96
   Port Financial Corp.                                       1,400           67
   Provident Bancorp, Inc.                                      900           28
   Quaker City Bancorp, Inc. *                                1,525           52
   Seacoast Financial Services Corp.                          7,200          131
   St. Francis Capital Corp.                                  2,100           48
   Staten Island Bancorp, Inc.                               16,400          245
   Sterling Financial Corp. of Washington *                   4,000           85
   Superior Financial Corp.                                   2,100           39
   Troy Financial Corp.                                       2,375           61
   United Community Financial Corp. of Ohio                   9,300           81
   Warwick Community Bancorp, Inc.                            1,100           33
   Waypoint Financial Corp.                                  10,600          183
   Westfield Financial, Inc.                                  1,500           23
   Willow Grove Bancorp, Inc.                                 1,400           21
   WSFS Financial Corp.                                       2,100           66
--------------------------------------------------------------------------------
                                                                           4,683
--------------------------------------------------------------------------------
SEMICONDUCTORS - 3.4%
   Actel Corp. *                                              6,200          106

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 79 EQUITY FUNDS

EQUITY FUNDS

  SCHEDULE OF INVESTMENTS

  SMALL CAP INDEX FUND (CONTINUED)

                                                           NUMBER       VALUE
                                                         OF SHARES      (000S)
COMMON STOCKS - 97.4% - CONTINUED

SEMICONDUCTORS - 3.4% - (CONTINUED)
   ADE Corp. *                                                2,800          $17
   Advanced Power Technology, Inc. *                          1,600            5
   Alliance Semiconductor Corp. *                             6,600           21
   Anadigics, Inc. *                                          9,050           19
   Artisan Components, Inc. *                                 4,400           71
   Asyst Technologies, Inc. *                                11,300           61
   ATMI, Inc. *                                               8,000          154
   August Technology Corp. *                                  2,200            9
   Axcelis Technologies, Inc. *                              29,100          138
   AXT, Inc. *                                                5,500            4
   Brooks Automation, Inc. *                                 10,832          105
   Caliper Technologies Corp. *                               7,200           25
   ChipPAC, Inc., Class A *                                  14,400           52
   Cirrus Logic, Inc. *                                      21,500           43
   Cohu, Inc.                                                 6,100           89
   Credence Systems Corp. *                                  17,980          122
   Cree, Inc. *                                              21,600          400
   DSP Group, Inc. *                                          8,000          145
   Dupont Photomasks, Inc. *                                  3,500           70
   Electroglas, Inc. *                                        6,300            6
   EMCORE Corp. *                                             7,200           12
   Entegris, Inc. *                                          13,600          135
   ESS Technology, Inc. *                                     9,000           54
   Exar Corp. *                                              11,600          147
   FSI International, Inc. *                                  8,700           20
   Genesis Microchip, Inc. *                                  9,100          114
   GlobespanVirata, Inc. *                                   32,808          148
   Helix Technology Corp.                                     7,700           66
   Integrated Silicon Solution, Inc. *                        7,900           19
   IXYS Corp. *                                               3,700           20
   Kopin Corp. *                                             20,600          104
   Kulicke & Soffa Industries, Inc. *                        14,600           69
   Lattice Semiconductor Corp. *                             25,300          191
   LTX Corp. *                                               13,500           67
   Mattson Technology, Inc. *                                 6,200           11
   MEMC Electronic Materials, Inc. *                         16,800          189
   Microsemi Corp. *                                          8,600           94
   Microtune, Inc. *                                         12,000           25
   MIPS Technologies, Inc., Class A *                        10,600           19
   Monolithic System Technology, Inc. *                       5,300           37
   Mykrolis Corp. *                                          11,800           99
   Nanometrics, Inc. *                                        2,100            8
   Oak Technology, Inc. *                                    16,600          $59
   Omnivision Technologies, Inc. *                            5,900          122
   ON Semiconductor Corp. *                                   8,300           11
   Pericom Semiconductor Corp. *                              5,800           45
   Photronics, Inc. *                                         8,200           97
   Pixelworks, Inc. *                                         9,800           54
   PLX Technology, Inc. *                                     4,500           11
   Power Integrations, Inc. *                                 7,500          155
   Rambus, Inc. *                                            24,800          328
   Richardson Electronics Ltd.                                1,900           16
   Rudolph Technologies, Inc. *                               2,700           39
   Semitool, Inc. *                                           4,800           20
   Silicon Image, Inc. *                                     17,200           68
   Silicon Laboratories, Inc. *                               7,800          204
   Siliconix, Inc. *                                          1,700           40
   Sipex Corp. *                                              7,600           29
   Skyworks Solutions, Inc. *                                40,100          250
   Standard Microsystems Corp. *                              4,300           65
   Supertex, Inc. *                                           3,100           43
   Therma-Wave, Inc. *                                        7,300            3
   Three-Five Systems, Inc. *                                 6,400           33
   Transmeta Corp. of Delaware *                             32,300           32
   Trikon Technologies, Inc. *                                3,100           11
   Triquint Semiconductor, Inc. *                            39,054          110
   Ultratech Stepper, Inc. *                                  6,700           80
   Varian Semiconductor Equipment Associates, Inc. *          9,100          185
   Veeco Instruments, Inc. *                                  7,500          116
   Vitesse Semiconductor Corp. *                             59,600          128
   White Electronic Designs Corp. *                           5,200           35
   Xicor, Inc. *                                              6,200           25
   Zoran Corp. *                                              8,000          103
--------------------------------------------------------------------------------
                                                                           5,827
--------------------------------------------------------------------------------
SOFTWARE - 3.5%
   Acclaim Entertainment, Inc. *                             20,700            8
   Actuate Corp. *                                           13,100           18
   Allscripts Healthcare Solutions, Inc. *                    6,900           19
   Altiris, Inc. *                                            1,500           19
   American Management Systems, Inc. *                       11,600          140
   Ansys, Inc. *                                              4,400          105
   Ascential Software Corp. *                                71,600          201
   Aspen Technology, Inc. *                                  11,300           27
   Avid Technology, Inc. *                                    7,400          164

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 80 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2003

                                                           NUMBER       VALUE
                                                         OF SHARES      (000S)
COMMON STOCKS - 97.4% - CONTINUED

SOFTWARE - 3.5% - (CONTINUED)
   Barra, Inc. *                                              4,475         $133
   Borland Software Corp. *                                  18,000          166
   Caminus Corp. *                                            2,600           23
   CCC Information Services Group, Inc. *                     3,600           58
   Computer Programs & Systems, Inc. *                          900           22
   Concord Communications, Inc. *                             4,700           40
   Datastream Systems, Inc. *                                 4,600           31
   Dendrite International, Inc. *                             9,200           78
   DocuCorp International, Inc. *                             2,300            8
   Documentum, Inc. *                                        14,200          186
   Eclipsys Corp. *                                          10,300           82
   eFunds Corp. *                                            13,800           95
   Embarcadero Technologies, Inc. *                           2,400           15
   EPIQ Systems, Inc. *                                       3,550           68
   Filenet Corp. *                                            9,900          104
   Hyperion Solutions Corp. *                                 9,890          240
   IDX Systems Corp. *                                        5,000           78
   Infogrames, Inc. *                                         1,700            3
   Informatica Corp. *                                       17,000          110
   Information Resources, Inc. *                              8,100           10
   infoUSA, Inc. *                                            7,650           37
   Inter-Tel, Inc.                                            5,400           81
   Intercept, Inc. *                                          4,600           19
   JDA Software Group, Inc. *                                 8,300           84
   Keane, Inc. *                                             16,500          135
   Lawson Software, Inc. *                                    4,400           20
   Legato Systems, Inc. *                                    25,856          133
   Mantech International Corp., Class A *                     2,500           37
   Manugistics Group, Inc. *                                 17,600           40
   MAPICS, Inc. *                                             5,300           35
   MapInfo Corp. *                                            4,500           17
   MetaSolv, Inc. *                                           8,600           12
   Micromuse, Inc. *                                         22,200          116
   Midway Games, Inc. *                                       8,689           29
   MRO Software, Inc. *                                       5,500           38
   MSC.Software Corp. *                                       7,600           59
   NDCHealth Corp.                                            9,600          161
   NetIQ Corp. *                                             12,024          134
   Novell, Inc. *                                           107,679          232
   Omnicell, Inc. *                                           4,300           14
   Onyx Software Corp. *                                     13,000           11
   OPNET Technologies, Inc. *                                 3,000           16
   Packeteer, Inc. *                                          6,700          $66
   Parametric Technology Corp. *                             77,400          168
   PDF Solutions, Inc. *                                      3,500           22
   Pegasystems, Inc. *                                        1,800            7
   Per-Se Technologies, Inc. *                                8,899           71
   Phoenix Technologies Ltd. *                                7,300           31
   Pinnacle Systems, Inc. *                                  18,500          193
   PLATO Learning, Inc. *                                     4,866           22
   PracticeWorks, Inc. *                                      4,600           47
   Probusiness Services, Inc. *                               6,200           83
   Progress Software Corp. *                                  8,700          156
   Quest Software, Inc. *                                    11,000           99
   Red Hat, Inc. *                                           33,600          183
   Renaissance Learning, Inc. *                               3,000           53
   Retek, Inc. *                                             15,500           89
   Roxio, Inc. *                                              5,700           35
   Sanchez Computer Associates, Inc. *                        4,000           17
   ScanSoft, Inc. *                                          15,500           70
   Schawk, Inc.                                               2,300           22
   Seachange International, Inc. *                            6,600           48
   Serena Software, Inc. *                                    5,200           83
   SpeechWorks International, Inc. *                          7,700           18
   SPSS, Inc. *                                               3,500           40
   SS&C Technologies, Inc. *                                  2,300           28
   Take-Two Interactive Software, Inc. *                     12,100          270
   THQ, Inc. *                                               11,650          152
   Transaction Systems Architects, Inc., Class A *            9,400           56
   Ulticom, Inc. *                                            3,100           20
   Vastera, Inc. *                                            9,500           36
   Verint Systems, Inc. *                                     1,300           22
   Viewpoint Corp. *                                         11,000            5
   VitalWorks, Inc. *                                        11,200           43
   Wind River Systems, Inc. *                                20,200           60
   Witness Systems, Inc. *                                    4,100           13
--------------------------------------------------------------------------------
                                                                           6,039
--------------------------------------------------------------------------------
STORAGE/WAREHOUSING - 0.0%
   Mobile Mini, Inc. *                                        3,700           59
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 3.3%
   Adtran, Inc. *                                             6,000          215
   Aeroflex, Inc. *                                          17,800          101
   Aether Systems, Inc. *                                    10,700           34
   AirGate PCS, Inc. *                                        7,300            2

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 81 EQUITY FUNDS

EQUITY FUNDS

  SCHEDULE OF INVESTMENTS

  SMALL CAP INDEX FUND (CONTINUED)

                                                           NUMBER       VALUE
                                                         OF SHARES      (000S)
COMMON STOCKS - 97.4% - CONTINUED

TELECOMMUNICATIONS - 3.3% - (CONTINUED)
   Alamosa Holdings, Inc. *                                  21,900           $8
   Alaska Communications Systems Group, Inc. *                1,800            4
   Allegiance Telecom, Inc. *                                32,500           10
   Allen Telecom, Inc. *                                      8,140           79
   American Tower Corp., Class A *                           47,900          264
   Anaren, Inc. *                                             6,700           58
   Anixter International, Inc. *                              9,300          211
   Arris Group, Inc. *                                       19,400           72
   Aspect Communications Corp. *                             15,600           48
   Audiovox Corp., Class A *                                  5,000           37
   Avanex Corp. *                                            17,400           14
   Black Box Corp.                                            6,000          178
   Boston Communications Group *                              3,800           59
   Broadwing, Inc. *                                         56,800          227
   C-COR.net Corp. *                                          9,300           31
   Cable Design Technologies Corp. *                         13,125           87
   Centennial Communications Corp. *                          3,000            5
   ClearOne Communications, Inc. *                            2,600            -
   Commonwealth Telephone Enterprises, Inc. *                 3,233          125
   CommScope, Inc. *                                         15,300          115
   Computer Network Technology Corp. *                        7,500           52
   Crown Castle International Corp. *                        60,700          334
   CT Communications, Inc.                                    5,000           48
   EMS Technologies, Inc. *                                   3,100           43
   Enterasys Networks, Inc. *                                47,900           89
   Extreme Networks *                                        30,600          132
   Finisar Corp. *                                           39,500           31
   Foundry Networks, Inc. *                                  25,500          205
   General Communications, Inc., Class A *                   12,300           73
   Golden Telecom, Inc. *                                     4,200           63
   Harmonic, Inc. *                                          17,700           59
   Hickory Tech Corp.                                         4,200           38
   Hypercom Corp. *                                          10,000           37
   Inet Technologies, Inc. *                                  2,800           16
   Infonet Services Corp., Class B *                         18,600           24
   Inrange Technologies Corp., Class B *                      2,600            5
   Interdigital Communications Corp. *                       16,100          364
   Intrado, Inc. *                                            4,500           36
   Ixia *                                                     6,400           31
   Lightbridge, Inc. *                                        8,396           54
   Mastec, Inc. *                                             6,000           13
   Metro One Telecommunications, Inc. *                       5,500           27
   MRV Communications, Inc. *                                26,934          $30
   Netro Corp. *                                              7,200           19
   New Focus, Inc. *                                         16,500           51
   Newport Corp. *                                           11,300          133
   Next Level Communications, Inc. *                          4,900            6
   Nextel Partners, Inc., Class A *                          20,100          101
   North Pittsburgh Systems, Inc.                             4,500           61
   Oplink Communications, Inc. *                             30,500           30
   Optical Communication Products, Inc. *                     4,400            4
   Paradyne Networks Corp. *                                  8,100           11
   Plantronics, Inc. *                                       11,200          164
   Powerwave Technologies, Inc. *                            19,400           66
   Price Communications Corp. *                              14,340          171
   Proxim Corp., Class A *                                   35,341           21
   PTEK Holdings, Inc. *                                     14,000           52
   RCN Corp. *                                               19,000           14
   Remec, Inc. *                                             16,800           81
   RMH Teleservices, Inc. *                                   3,500           23
   Shenandoah Telecom Co.                                     1,000           27
   Somera Communications, Inc. *                              9,300            9
   Sonus Networks, Inc. *                                    53,700          121
   Spectralink Corp. *                                        5,000           37
   Stratex Networks, Inc. *                                  24,500           51
   Stratos Lightwave, Inc. *                                  2,195            7
   SureWest Communications                                    3,900          107
   Sycamore Networks, Inc. *                                 47,200          144
   Talk America Holdings, Inc. *                              6,800           49
   Tekelec *                                                 13,800          120
   Tellium, Inc. *                                           23,200           12
   Terayon Communication Systems, Inc. *                     19,300           33
   Time Warner Telecom, Inc., Class A *                      12,600           41
   Tollgrade Communications, Inc. *                           3,800           54
   Triton PCS Holdings, Inc., Class A *                       5,800           13
   Turnstone Systems, Inc. *                                 10,400           29
   Ubiquitel, Inc. *                                         17,400            7
   US Unwired, Inc. *                                        26,400            8
   Viasat, Inc. *                                             5,500           62
   Western Wireless Corp., Class A *                         15,800           89
--------------------------------------------------------------------------------
                                                                           5,816
--------------------------------------------------------------------------------
TEXTILES - 0.1%
   Angelica Corp.                                             2,600           44
   Culp, Inc. *                                               1,800            8

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 82 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2003

                                                           NUMBER       VALUE
                                                         OF SHARES      (000S)
COMMON STOCKS - 97.4% - CONTINUED

TEXTILES - 0.1% - (CONTINUED)
   G & K Services, Inc., Class A                              5,750         $138
   Quaker Fabric Corp.                                        3,500           19
   Unifirst Corp. of Massachusetts                            2,300           36
--------------------------------------------------------------------------------
                                                                             245
--------------------------------------------------------------------------------
TOYS, GAMES & HOBBIES - 0.3%
   Action Performance Cos., Inc.                              4,600           97
   Boyd's Collection Ltd. *                                   5,300           29
   Department 56, Inc. *                                      3,300           33
   Jakks Pacific, Inc. *                                      7,250           75
   Marvel Enterprises, Inc. *                                 8,800          122
   Racing Champions Ertl Corp. *                              2,500           38
   Topps (The) Co. *                                         11,000           93
--------------------------------------------------------------------------------
                                                                             487
--------------------------------------------------------------------------------
TRANSPORTATION - 2.0%
   Airborne, Inc.                                            14,300          280
   Alexander & Baldwin, Inc.                                 12,100          301
   Arkansas Best Corp.                                        6,400          163
   Atlas Air Worldwide Holdings, Inc. *                       4,850            4
   Covenant Transport, Inc., Class A *                        1,800           31
   EGL, Inc. *                                               10,200          152
   Florida East Coast Industries, Inc., Class A               6,800          166
   Forward Air Corp. *                                        3,400           74
   Genesee & Wyoming, Inc., Class A *                         3,400           53
   Gulfmark Offshore, Inc. *                                  4,000           54
   Heartland Express, Inc. *                                  8,852          170
   Hunt (J.B.) Transport Services, Inc. *                     6,600          178
   Kansas City Southern Industries, Inc. *                   17,800          200
   Kirby Corp. *                                              5,500          135
   Knight Transportation, Inc. *                              7,062          139
   Landstar System, Inc. *                                    4,500          259
   Offshore Logistics, Inc. *                                 5,527          100
   Overseas Shipholding Group                                 8,100          135
   PAM Transportation Services, Inc. *                          900           20
   Petroleum Helicopters *                                      700           18
   RailAmerica, Inc. *                                        8,500           52
   Roadway Corp.                                              3,500          117
   SCS Transportation, Inc. *                                 4,300           45
   U.S. Xpress Enterprises, Inc., Class A *                   1,700           13
   USFreightways Corp.                                        8,000          202
   Werner Enterprises, Inc.                                  11,382          219
   Yellow Corp. *                                             8,600          207
--------------------------------------------------------------------------------
                                                                           3,487
--------------------------------------------------------------------------------
TRUCKING & LEASING - 0.0%
   AMERCO, Inc. *                                             3,000          $12
   Interpool, Inc.                                            1,700           23
--------------------------------------------------------------------------------
                                                                              35
--------------------------------------------------------------------------------
WATER - 0.2%
   American States Water Co.                                  4,500          107
   California Water Service Group                             4,200          108
   Connecticut Water Service, Inc.                            2,250           60
   Middlesex Water Co.                                        2,300           51
   SJW Corp.                                                    600           46
   Southwest Water Co.                                        2,855           36
--------------------------------------------------------------------------------
                                                                             408
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
--------------------------------------------------------------------------------
(COST $207,678)                                                          169,407

                                                           NUMBER       VALUE
                                                         OF SHARES      (000S)
OTHER - 0.0%

   Escrow MascoTech, Inc.                                     3,700            -
   Gladstone Capital Corp.                                    2,600           42
--------------------------------------------------------------------------------
TOTAL OTHER
--------------------------------------------------------------------------------
(COST $47)                                                                    42

RIGHTS - 0.0%

   CSF Holdings, Inc.                                         4,212            -
--------------------------------------------------------------------------------
TOTAL RIGHTS
--------------------------------------------------------------------------------
(COST $-)                                                                      -

WARRANTS - 0.0%

   Imperial Credit Industries, Exp. 1/31/08                      33            -
   Timco Aviation Services, Inc., Exp. 2/27/07                  469            -
   York Research Corp., Exp. 3/30/50                             18            -
--------------------------------------------------------------------------------
TOTAL WARRANTS
--------------------------------------------------------------------------------
(COST $-)                                                                      -

                                                         PRINCIPAL
                                                           AMOUNT       VALUE
                                                           (000S)       (000S)
SHORT-TERM INVESTMENTS - 2.7%
   U.S. Treasury Bill,(1)
     1.18%, 4/17/03                                            $440          440

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 83 EQUITY FUNDS

EQUITY FUNDS

  SCHEDULE OF INVESTMENTS

  SMALL CAP INDEX FUND (CONTINUED)

                                                         PRINCIPAL
                                                           AMOUNT       VALUE
                                                           (000S)       (000S)
SHORT-TERM INVESTMENTS - 2.7% - CONTINUED

   Wells Fargo Bank, Grand Cayman,
     Eurodollar Time Deposit,
     1.38%, 4/1/03                                           $4,194       $4,194
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
--------------------------------------------------------------------------------
(COST $4,634)                                                              4,634

--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.1%
--------------------------------------------------------------------------------
(COST $212,359)                                                          174,083

   Liabilities less Other Assets - (0.1)%                                   (197)
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                     $173,886

*    NON-INCOME PRODUCING SECURITY

(1) SECURITY PLEDGED AS COLLATERAL TO COVER MARGIN REQUIREMENTS FOR OPEN FUTURES CONTRACTS.

At March 31, 2003, the Small Cap Index Fund had open futures contracts as follows:

                             NOTIONAL                          UNREALIZED
                 NUMBER OF    AMOUNT    CONTRACT   CONTRACT       GAIN
   TYPE          CONTRACTS    (000S)    POSITION     EXP.        (000S)
Russell 2000        24        $4,373      Long       6/03          $3
=========================================================================

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 84 NORTHERN FUNDS ANNUAL REPORT

                                                                    EQUITY FUNDS

   SCHEDULE OF INVESTMENTS                                        MARCH 31, 2003

   SMALL CAP VALUE FUND

                                                           NUMBER       VALUE
                                                         OF SHARES      (000S)
COMMON STOCKS - 98.7%

AEROSPACE/DEFENSE - 1.0%
   Esterline Technologies Corp. *                            53,600         $906
   Heico Corp.                                                6,860           61
   Kaman Corp., Class A                                      18,386          180
   Sequa Corp., Class A *                                     8,832          303
   Triumph Group, Inc.*                                      42,500          954
   United Defense Industries, Inc. *                            600           13
   United Industrial Corp. of New York                        1,000           12
--------------------------------------------------------------------------------
                                                                           2,429
--------------------------------------------------------------------------------
AGRICULTURE - 1.1%
   DIMON, Inc.                                              111,400          638
   Hines Horticulture, Inc. *                                37,600           84
   Standard Commercial Corp.                                 29,500          463
   Universal Corp. of Virginia                               39,700        1,499
--------------------------------------------------------------------------------
                                                                           2,684
--------------------------------------------------------------------------------
APPAREL - 1.6%
   DHB Industries, Inc. *                                    41,700           93
   Hampshire Group Ltd. *                                       300            6
   Kellwood Co.                                              28,950          838
   Nautica Enterprises, Inc. *                               66,000          640
   Oxford Industries, Inc.                                   24,200          597
   Phillips-Van Heusen Corp.                                 49,400          610
   Stride Rite Corp.                                         81,000          689
   Superior Uniform Group, Inc.                              17,700          196
   Wolverine World Wide, Inc.                                13,500          226
--------------------------------------------------------------------------------
                                                                           3,895
--------------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT - 1.7%
   Bandag, Inc.                                              36,500        1,164
   BorgWarner, Inc.                                          17,400          832
   Cooper Tire & Rubber Co.                                  90,900        1,109
   Modine Manufacturing Co.                                  37,100          556
   Standard Motor Products, Inc.                             26,900          299
--------------------------------------------------------------------------------
                                                                           3,960
--------------------------------------------------------------------------------
BANKS - 6.1%
   1st Source Corp.                                          32,800          420
   1st State Bancorp, Inc.                                    2,300           55
   ABC Bancorp                                               16,200          222
   Allegiant Bancorp, Inc.                                    1,884           32
   AmericanWest Bancorp *                                     3,877           63
   Banc Corp.                                                 5,800           29
   Bancfirst Corp.                                            6,188          273
   Banknorth Group, Inc.                                     23,692          517
   Banner Corp.                                              25,012          395
   Bay View Capital Corp. *                                 130,100         $709
   Berkshire Bancorp, Inc.                                    4,700          152
   BSB Bancorp, Inc.                                          8,500          184
   Capital Bank Corp.                                           500            7
   Capital Crossing Bank *                                   12,000          339
   CB Bancshares, Inc.                                        6,038          295
   Citizens Banking Corp. of Michigan                        20,400          482
   CNB Florida Bancshares, Inc.                               2,300           41
   Community Bank System, Inc.                               22,000          691
   Community Trust Bancorp, Inc.                              6,242          158
   Fidelity National Corp.                                    1,225           12
   First Charter Corp.                                       32,264          563
   First Citizens Bancshares, Inc., Class A                   3,606          339
   First Financial Corp. of Indiana                           9,142          432
   First M & F Corp.                                            970           35
   First Republic Bank *                                     11,200          242
   Firstbank Corp. of Michigan                                2,249           64
   FNB Financial Services Corp.                               1,400           25
   Franklin Bancorp Inc/Michigan                                500            8
   GBC Bancorp of California                                  5,900          143
   IBERIABANK Corp.                                           9,649          393
   Integra Bank Corp.                                         9,100          156
   Irwin Financial Corp.                                     14,700          287
   MainSource Financial Group, Inc.                           1,323           31
   Merchants & Manufacturers Bancorporation, Inc.             1,700           52
   National Bankshares, Inc.                                    500           19
   North Valley Bancorp                                       1,100           22
   Northern States Financial Corp.                              600           18
   Peoples Banctrust Co., Inc.                                7,460          110
   Republic Bancshares, Inc.                                 19,200          383
   Riggs National Corp.                                      62,195          893
   Santander BanCorp                                          8,435          113
   Simmons First National Corp., Class A                      1,532           55
   South Financial Group (The), Inc.                         17,523          379
   Southside Bancshares, Inc.                                 2,700           43
   State Financial Services Corp., Class A                    4,500           86
   Susquehanna Bancshares, Inc.                              41,800          866
   UMB Financial Corp.                                       46,820        1,718
   W. Holding Co., Inc.                                      61,350        1,126
   WesBanco, Inc.                                             6,016          141
   Whitney Holding Corp.                                     17,100          583

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 85 EQUITY FUNDS

EQUITY FUNDS

   SCHEDULE OF INVESTMENTS

   SMALL CAP VALUE FUND

                                                           NUMBER       VALUE
                                                         OF SHARES      (000S)
COMMON STOCKS - 98.7% - CONTINUED

BANKS - 6.1% - (CONTINUED)
   Yardville National Bancorp                                 2,320          $39
--------------------------------------------------------------------------------
                                                                          14,440
--------------------------------------------------------------------------------
BEVERAGES - 0.1%
   Farmer Bros. Co.                                             120           37
   Robert Mondavi (The) Corp., Class A *                      5,400          108
--------------------------------------------------------------------------------
                                                                             145
--------------------------------------------------------------------------------
BIOTECHNOLOGY - 0.2%
   Arqule, Inc. *                                            10,400           25
   Avigen, Inc. *                                             9,800           29
   Exelixis, Inc. *                                          20,700          138
   Gene Logic, Inc. *                                        13,100           66
   Illumina, Inc. *                                           9,900           22
   Incyte Genomics, Inc. *                                   32,800           98
   Lexicon Genetics, Inc. *                                  16,400           65
   Maxygen, Inc. *                                           14,000          102
   Neose Technologies, Inc. *                                 5,400           39
--------------------------------------------------------------------------------
                                                                             584
--------------------------------------------------------------------------------
BUILDING MATERIALS - 2.2%
   Centex Construction Products, Inc.                        33,700        1,213
   Genlyte Group, Inc. *                                      1,300           43
   International Aluminum Corp.                               6,800          123
   Lennox International, Inc.                               103,500        1,490
   NCI Building Systems, Inc. *                              31,500          489
   Texas Industries, Inc.                                    52,000        1,000
   U.S. Concrete, Inc. *                                     46,900          197
   Universal Forest Products, Inc.                           31,900          495
   USG Corp. *                                               12,600           52
   York International Corp.                                   3,600           76
--------------------------------------------------------------------------------
                                                                           5,178
--------------------------------------------------------------------------------
CHEMICALS - 1.1%
   Arch Chemicals, Inc.                                      60,800        1,137
   Octel Corp.                                               24,800          359
   Stepan Co.                                                 3,000           69
   Wellman, Inc.                                            101,700          949
--------------------------------------------------------------------------------
                                                                           2,514
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - 3.7%
   Bowne & Co., Inc.                                         79,900          799
   Century Business Services, Inc. *                         92,400          237
   Consolidated Graphics, Inc. *                             29,400          494
   Cornell Cos., Inc. *                                      14,500          122
   Dollar Thrifty Automotive Group *                         66,900        1,114
   Electro Rent Corp. *                                      41,900         $398
   Exponent, Inc. *                                             500            7
   Healthcare Services Group *                               20,716          246
   Kendle International, Inc. *                              13,700           46
   Mail-Well, Inc. *                                         77,000          156
   Monro Muffler, Inc. *                                     15,385          323
   MPS Group, Inc. *                                        137,300          717
   NCO Group, Inc. *                                         50,150          727
   Quanta Services, Inc. *                                   37,231          119
   Quintiles Transnational Corp. *                           89,700        1,091
   Remedytemp, Inc., Class A *                                5,800           70
   Service Corp. International *                            348,300          968
   Stewart Enterprises, Inc., Class A *                      75,600          204
   United Rentals, Inc. *                                    69,200          666
   Volt Information Sciences, Inc. *                         26,300          270
--------------------------------------------------------------------------------
                                                                           8,774
--------------------------------------------------------------------------------
COMPUTERS - 3.3%
   Anteon International Corp. *                               3,112           70
   CIBER, Inc. *                                             52,800          251
   Compucom Systems, Inc. *                                     600            2
   Dynamics Research Corp. *                                  3,500           46
   Electronics for Imaging, Inc. *                           65,200        1,153
   Hutchinson Technology, Inc. *                             50,700        1,253
   Imation Corp. *                                           50,200        1,869
   InFocus Corp. *                                           18,076           89
   Inforte Corp. *                                              400            2
   Magma Design Automation, Inc. *                            2,520           20
   MCSi, Inc. *                                              22,800            8
   MTS Systems Corp.                                         27,600          298
   Netscout Systems, Inc. *                                   1,200            3
   Pomeroy Computer Resources, Inc. *                        24,100          168
   Rainbow Technologies, Inc. *                                 300            3
   SCM Microsystems, Inc. *                                  17,200           43
   SimpleTech, Inc. *                                        13,600           34
   SRA International, Inc., Class A *                         3,400           81
   Storage Technology Corp. *                               109,600        2,216
   SYKES Enterprises, Inc. *                                 11,700           46
   Synaptics, Inc. *                                         11,224           84
--------------------------------------------------------------------------------
                                                                           7,739
--------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE - 1.3%
   Building Material Holding Corp.                           12,686          169
   Bulova Corp. *                                             4,500          113

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 86 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2003

                                                           NUMBER       VALUE
                                                         OF SHARES      (000S)
COMMON STOCKS - 98.7% - CONTINUED

DISTRIBUTION/WHOLESALE - 1.3% - (CONTINUED)
   Handleman Co. *                                           57,900         $851
   Hughes Supply, Inc.                                       42,900          999
   Timco Aviation Services, Inc. *                              271            -
   Watsco, Inc.                                              66,400          908
--------------------------------------------------------------------------------
                                                                           3,040
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 1.1%
   California First National Bancorp                          4,112           42
   Capital Trust of New York, Class A                        33,400          192
   CompuCredit Corp. *                                       38,973          245
   Credit Acceptance Corp. *                                 48,000          235
   Instinet Group, Inc. *                                    78,900          277
   Metris Cos., Inc.                                        101,000          237
   NCO Portfolio Management, Inc. *                             500            3
   Providian Financial Corp. *                              147,700          969
   Stifel Financial Corp.                                    11,981          141
   United PanAm Financial Corp. *                             4,500           36
   World Acceptance Corp. *                                  12,937          116
--------------------------------------------------------------------------------
                                                                           2,493
--------------------------------------------------------------------------------
ELECTRIC - 3.5%
   Baycorp Holdings Ltd.                                         97            1
   Black Hills Corp.                                         14,100          388
   Central Vermont Public Service Corp.                      34,100          586
   CH Energy Group, Inc.                                      8,000          334
   Green Mountain Power Corp.                                 2,900           59
   Hawaiian Electric Industries, Inc.                        21,600          880
   PNM Resources, Inc.                                       84,200        1,894
   Sierra Pacific Resources *                                29,800           95
   UIL Holdings Corp.                                        39,000        1,353
   Unisource Energy Corp.                                    65,900        1,140
   WPS Resources Corp.                                       39,400        1,576
--------------------------------------------------------------------------------
                                                                           8,306
--------------------------------------------------------------------------------
ELECTRICAL COMPONENTS & EQUIPMENT - 0.0%
   Magnetek, Inc. *                                          35,132           84
   Vicor Corp. *                                              5,736           33
--------------------------------------------------------------------------------
                                                                             117
--------------------------------------------------------------------------------
ELECTRONICS - 2.3%
   Benchmark Electronics, Inc. *                             41,300        1,170
   Checkpoint Systems, Inc. *                                45,260          445
   Coherent, Inc. *                                          49,500          928
   Electro Scientific Industries, Inc. *                      6,968           88
   II-VI, Inc. *                                                200            3
   Manufacturers Services Ltd. *                             37,100          174
   NU Horizons Electronics Corp. *                              200           $1
   PerkinElmer, Inc.                                        167,600        1,490
   Rofin-Sinar Technologies, Inc. *                          22,000          244
   SBS Technologies, Inc. *                                  11,755           85
   Stoneridge, Inc. *                                        41,700          402
   Suntron Corp. *                                              256            1
   Trimble Navigation Ltd. *                                  2,976           56
   TTM Technologies, Inc. *                                  82,700          284
   Varian, Inc. *                                             1,240           36
   X-Rite, Inc.                                                 200            2
   Zygo Corp. *                                              11,200           64
--------------------------------------------------------------------------------
                                                                           5,473
--------------------------------------------------------------------------------
ENERGY-ALTERNATE SOURCES - 0.1%
   FuelCell Energy, Inc. *                                   34,400          174
--------------------------------------------------------------------------------
ENGINEERING & CONSTRUCTION - 0.2%
   URS Corp. *                                               34,883          402
--------------------------------------------------------------------------------
ENTERTAINMENT - 0.5%
   Bluegreen Corp.                                           14,400           51
   Gaylord Entertainment Co. *                               22,500          404
   Steinway Musical Instruments *                             7,600          112
   Vail Resorts, Inc. *                                      55,300          617
   Zomax, Inc. *                                              9,500           27
--------------------------------------------------------------------------------
                                                                           1,211
--------------------------------------------------------------------------------
ENVIRONMENTAL CONTROL - 0.4%
   BHA Group Holdings, Inc.                                   2,900           64
   Ionics, Inc. *                                            51,800          857
   Met-Pro Corp.                                              3,100           42
--------------------------------------------------------------------------------
                                                                             963
--------------------------------------------------------------------------------
FOOD - 1.9%
   Corn Products International, Inc.                         68,300        1,992
   Flowers Foods, Inc. *                                      3,900          107
   Great Atlantic & Pacific Tea Co. *                        31,900          138
   Ingles Markets, Inc., Class A                              4,500           43
   International Multifoods Corp. *                          15,600          301
   MGP Ingredients, Inc.                                     20,700          134
   Nash Finch Co.                                            10,200           86
   Ruddick Corp.                                             70,700          870
   Seaboard Corp.                                             2,640          533
   Weis Markets, Inc.                                         5,600          171
--------------------------------------------------------------------------------
                                                                           4,375
--------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER - 0.8%
   Louisiana-Pacific Corp. *                                193,100        1,531

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 87 EQUITY FUNDS

EQUITY FUNDS

  SCHEDULE OF INVESTMENTS

  SMALL CAP VALUE FUND (CONTINUED)

                                                           NUMBER       VALUE
                                                         OF SHARES      (000S)
COMMON STOCKS - 98.7% - CONTINUED

FOREST PRODUCTS & PAPER - 0.8% - (CONTINUED)
   Rock-Tenn Co., Class A                                    11,500         $147
   Wausau-Mosinee Paper Corp.                                17,500          179
--------------------------------------------------------------------------------
                                                                           1,857
--------------------------------------------------------------------------------
GAS - 4.3%
   Atmos Energy Corp.                                        85,300        1,813
   Energen Corp.                                             38,800        1,244
   Laclede Group (The), Inc.                                 30,700          712
   Northwest Natural Gas Co.                                 59,500        1,493
   Northwestern Corp.                                        48,100          101
   NUI Corp.                                                 38,600          564
   ONEOK, Inc.                                               99,000        1,816
   Piedmont Natural Gas Co., Inc.                             3,900          139
   South Jersey Industries, Inc.                             10,200          322
   Southwest Gas Corp.                                       74,800        1,522
   WGL Holdings, Inc.                                        17,500          464
--------------------------------------------------------------------------------
                                                                          10,190
--------------------------------------------------------------------------------
HAND/MACHINE TOOLS - 0.7%
   Kennametal, Inc.                                          30,500          858
   Regal-Beloit Corp.                                        47,400          726
   Starrett (L.S.) Co., Class A                               1,000           14
--------------------------------------------------------------------------------
                                                                           1,598
--------------------------------------------------------------------------------
HEALTHCARE-PRODUCTS - 1.5%
   DJ Orthopedics, Inc. *                                     4,600           18
   PolyMedica Corp.                                           9,000          274
   PSS World Medical, Inc. *                                109,300          713
   Sola International, Inc. *                                40,250          498
   Thoratec Corp. *                                         133,830        1,698
   Viasys Healthcare, Inc. *                                 22,800          319
--------------------------------------------------------------------------------
                                                                           3,520
--------------------------------------------------------------------------------
HEALTHCARE-SERVICES - 1.5%
   American Medical Security Group, Inc. *                   23,100          306
   Gentiva Health Services, Inc. *                           41,100          345
   National Dentex Corp. *                                    2,500           45
   Pediatrix Medical Group, Inc. *                           13,500          339
   Res-Care, Inc. *                                          36,200          106
   Specialty Laboratories *                                  21,600          181
   Sunrise Assisted Living, Inc. *                           21,000          504
   US Oncology, Inc. *                                      238,298        1,692
--------------------------------------------------------------------------------
                                                                           3,518
--------------------------------------------------------------------------------
HOLDING COMPANIES - DIVERSIFIED - 0.2%
   Resource America, Inc., Class A                            6,202           49
   Walter Industries, Inc.                                   41,700         $364
--------------------------------------------------------------------------------
                                                                             413
--------------------------------------------------------------------------------
HOME BUILDERS - 0.3%
   Coachmen Industries, Inc.                                 12,900          142
   Dominion Homes, Inc. *                                     5,200           71
   M/I Schottenstein Homes, Inc.                              1,200           34
   Modtech Holdings, Inc. *                                  18,100          126
   Palm Harbor Homes, Inc. *                                 23,400          330
--------------------------------------------------------------------------------
                                                                             703
--------------------------------------------------------------------------------
HOME FURNISHINGS - 0.3%
   Chromcraft Revington, Inc. *                              22,200          285
   Flexsteel Industries, Inc.                                14,300          192
   Salton, Inc. *                                            27,500          289
--------------------------------------------------------------------------------
                                                                             766
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS/WARES - 1.0%
   American Banknote Corp. *                                     27            -
   CSS Industries, Inc.                                      20,900          677
   Russ Berrie & Co., Inc.                                    5,300          169
   Wallace Computer Services, Inc.                           65,800        1,639
--------------------------------------------------------------------------------
                                                                           2,485
--------------------------------------------------------------------------------
HOUSEWARES - 0.1%
   Enesco Group, Inc. *                                      21,000          151
--------------------------------------------------------------------------------
INSURANCE - 5.6%
   Alfa Corp.                                                32,300          375
   AmerUs Group Co.                                           6,400          157
   CNA Surety Corp. *                                        15,000          120
   Crawford & Co., Class A                                    1,700            7
   Erie Family Life Insurance Co.                             6,500          127
   FBL Financial Group, Inc., Class A                         6,000          119
   Financial Industries Corp.                                20,990          303
   First American Corp.                                      37,700          920
   Great American Financial Resources, Inc.                  71,500        1,084
   Harleysville Group, Inc.                                  29,103          726
   Horace Mann Educators Corp.                               31,600          415
   Independence Holding Co.                                   3,900           75
   Landamerica Financial Group, Inc.                         30,500        1,212
   National Western Life Insurance Co., Class A *             1,200          112
   Navigators Group, Inc. *                                   8,300          213
   Ohio Casualty Corp. *                                     58,918          761
   Penn-America Group, Inc.                                   2,950           30
   PMA Capital Corp., Class A                                48,300          327
   ProAssurance Corp. *                                      43,098        1,014

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 88 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2003

                                                           NUMBER       VALUE
                                                         OF SHARES      (000S)
COMMON STOCKS - 98.7% - CONTINUED

INSURANCE - 5.6% - (CONTINUED)
   PXRE Group Ltd.                                              900          $19
   RLI Corp.                                                 36,800          989
   Selective Insurance Group, Inc.                           25,700          631
   State Auto Financial Corp.                                50,000          847
   Stewart Information Services Corp. *                      42,200          979
   UICI *                                                    94,100          904
   United Fire & Casualty Co.                                 9,838          293
   Universal American Financial Corp. *                      69,300          396
--------------------------------------------------------------------------------
                                                                          13,155
--------------------------------------------------------------------------------
INTERNET - 1.2%
   Agile Software Corp. *                                    79,748          512
   ePlus, Inc. *                                                400            3
   EUniverse, Inc. *                                            300            2
   Homestore, Inc. *                                         59,600           33
   Internet Security Systems, Inc. *                          4,796           48
   Matrixone, Inc. *                                         32,924          111
   Net2Phone, Inc. *                                          2,448            8
   NetBank, Inc. *                                          115,224        1,070
   Netegrity, Inc. *                                         38,000          141
   NetFlix, Inc. *                                           13,000          265
   Safeguard Scientifics, Inc. *                             80,700          114
   TIBCO Software, Inc. *                                    36,732          154
   TriZetto Group, Inc. *                                    11,400           47
   Verity, Inc. *                                            14,796          205
   webMethods, Inc. *                                        12,728          116
--------------------------------------------------------------------------------
                                                                           2,829
--------------------------------------------------------------------------------
INVESTMENT COMPANIES - 0.9%
   American Capital Strategies Ltd.                          90,600        2,030
--------------------------------------------------------------------------------
IRON/STEEL - 1.5%
   Carpenter Technology Corp.                                62,600          635
   Gibraltar Steel Corp.                                     39,802          742
   Reliance Steel & Aluminum Co.                             72,900        1,101
   Roanoke Electric Steel Corp.                              32,325          281
   Steel Dynamics, Inc. *                                    62,500          728
   Steel Technologies, Inc.                                   3,300           30
--------------------------------------------------------------------------------
                                                                           3,517
--------------------------------------------------------------------------------
LEISURE TIME - 0.9%
   Bally Total Fitness Holding Corp. *                       60,200          305
   Navigant International, Inc. *                            36,800          388
   Pegasus Solutions, Inc. *                                118,800        1,331
   WMS Industries, Inc. *                                     9,400          120
--------------------------------------------------------------------------------
                                                                           2,144
--------------------------------------------------------------------------------
LODGING - 1.2%
   Aztar Corp. *                                             80,500       $1,081
   Boca Resorts, Inc., Class A *                             28,600          315
   Marcus Corp.                                              67,250          915
   Prime Hospitality Corp. *                                109,900          567
--------------------------------------------------------------------------------
                                                                           2,878
--------------------------------------------------------------------------------
MACHINERY - CONSTRUCTION & MINING - 0.4%
   Terex Corp.                                               84,300        1,042
--------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED - 2.1%
   AGCO Corp. *                                              79,200        1,275
   Alamo Group, Inc.                                         15,800          184
   Applied Industrial Technologies, Inc.                     45,900          767
   Cascade Corp.                                             23,500          338
   Gerber Scientific, Inc. *                                 12,700           84
   Kadant, Inc. *                                             4,100           67
   Sauer-Danfoss, Inc.                                       78,800          626
   Stewart & Stevenson Services, Inc.                        64,300          701
   Tecumseh Products Co., Class A                            10,800          443
   Thomas Industries, Inc.                                   17,800          441
--------------------------------------------------------------------------------
                                                                           4,926
--------------------------------------------------------------------------------
MEDIA - 1.0%
   American Satellite Network *                                 255            -
   Liberty Corp.                                             34,400        1,500
   Media General, Inc., Class A                              16,100          793
--------------------------------------------------------------------------------
                                                                           2,293
--------------------------------------------------------------------------------
METAL FABRICATION/HARDWARE - 1.3%
   Castle (A.M.) & Co. *                                     13,900           66
   CIRCOR International, Inc.                                36,500          496
   Commercial Metals Co.                                     53,800          750
   Ladish Co., Inc. *                                        16,200           72
   Northwest Pipe Co. *                                      12,100          150
   Precision Castparts Corp.                                 60,600        1,444
   Wolverine Tube, Inc. *                                     3,900           18
--------------------------------------------------------------------------------
                                                                           2,996
--------------------------------------------------------------------------------
MINING - 0.2%
   Amcol International Corp.                                 20,200          115
   RTI International Metals, Inc. *                           7,000           69
   Stillwater Mining Co. *                                  114,600          286
   USEC, Inc.                                                18,200          100
--------------------------------------------------------------------------------
                                                                             570
--------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING - 1.7%
   Acuity Brands, Inc.                                        1,600           22

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 89 EQUITY FUNDS

EQUITY FUNDS

  SCHEDULE OF INVESTMENTS

  SMALL CAP VALUE FUND (CONTINUED)

                                                           NUMBER       VALUE
                                                         OF SHARES      (000S)
COMMON STOCKS - 98.7% - CONTINUED

MISCELLANEOUS MANUFACTURING - 1.7% - (CONTINUED)
   Ameron International Corp.                                10,100         $604
   AZZ, Inc. *                                                2,800           24
   Cross (A.T.) Co., Class A *                                9,500           45
   ESCO Technologies, Inc. *                                 14,000          459
   Griffon Corp. *                                            1,710           22
   Smith (A.O.) Corp.                                        62,100        1,664
   SPS Technologies, Inc. *                                  16,700          407
   Standex International Corp.                               10,000          191
   Tredegar Corp.                                            40,500          484
   Trinity Industries, Inc.                                   9,200          158
--------------------------------------------------------------------------------
                                                                           4,080
--------------------------------------------------------------------------------
OFFICE/BUSINESS EQUIPMENT - 0.4%
   IKON Office Solutions, Inc.                              136,600          970
   Imagistics International, Inc. *                           4,000           74
--------------------------------------------------------------------------------
                                                                           1,044
--------------------------------------------------------------------------------
OIL & GAS - 2.3%
   Carrizo Oil & Gas, Inc. *                                  9,400           43
   Chesapeake Energy Corp.                                  134,200        1,055
   Holly Corp.                                               13,900          398
   Houston Exploration Co. *                                 25,700          694
   Penn Virginia Corp.                                       12,700          488
   Petroleum Development Corp. *                              6,800           43
   Range Resources Corp. *                                  123,600          706
   Southwestern Energy Co. *                                 15,000          196
   Vintage Petroleum, Inc.                                  122,900        1,168
   Westport Resources Corp. *                                36,800          741
--------------------------------------------------------------------------------
                                                                           5,532
--------------------------------------------------------------------------------
OIL & GAS SERVICES - 1.8%
   Hanover Compressor Co. *                                  21,000          137
   Lufkin Industries, Inc.                                   13,110          251
   Matrix Service Co. *                                       3,800           40
   Oil States International, Inc. *                          50,400          605
   Seacor Smit, Inc. *                                       36,500        1,277
   Trico Marine Services, Inc. *                             10,686           28
   Universal Compression Holdings, Inc. *                    55,700          972
   Veritas DGC, Inc. *                                      125,600          835
--------------------------------------------------------------------------------
                                                                           4,145
--------------------------------------------------------------------------------
PACKAGING & CONTAINERS - 0.3%
   Chesapeake Corp.                                          42,975          726
--------------------------------------------------------------------------------
PHARMACEUTICALS - 0.3%
   Abgenix, Inc. *                                           38,100          331
   Guilford Pharmaceuticals, Inc. *                          11,800           44
   Immunogen, Inc. *                                         21,400          $50
   Nabi Biopharmaceuticals *                                 18,800          113
   Neurogen Corp. *                                           4,700           17
   OSI Pharmaceuticals, Inc. *                               15,200          243
--------------------------------------------------------------------------------
                                                                             798
--------------------------------------------------------------------------------
PIPELINES - 0.5%
   Aquila, Inc.                                             148,700          309
   Kinder Morgan Management LLC *                            14,579          472
   TC Pipelines LP                                            2,000           53
   Transmontaigne, Inc. *                                    51,600          217
   Williams Energy Partners LP                                3,900          144
--------------------------------------------------------------------------------
                                                                           1,195
--------------------------------------------------------------------------------
REAL ESTATE - 1.1%
   Bresler & Reiner, Inc. *                                   1,100           47
   LNR Property Corp.                                        37,850        1,275
   Trammell Crow Co. *                                       39,400          314
   W.P. Carey & Co. LLC                                      36,800          920
--------------------------------------------------------------------------------
                                                                           2,556
--------------------------------------------------------------------------------
REITS - 9.4%
   Acadia Realty Trust                                       13,400          108
   Agree Realty Corp.                                         2,000           39
   American Land Lease, Inc.                                 15,400          230
   Amerivest Properties, Inc.                                15,000           94
   Annaly Mortgage Management, Inc.                          99,100        1,731
   Anthracite Capital, Inc.                                  25,300          289
   Apex Mortgage Capital, Inc.                               16,700          100
   Bedford Property Investors, Inc.                           7,100          186
   Brandywine Realty Trust                                   20,700          455
   Burnham Pacific Properties, Inc.                          29,900           27
   Camden Property Trust                                      5,300          172
   Commercial Net Lease Realty                               87,831        1,326
   Correctional Properties Trust                             13,500          279
   EastGroup Properties, Inc.                                11,400          291
   Equity Inns, Inc.                                         20,000          117
   Equity One, Inc.                                          37,128          568
   Glenborough Realty Trust, Inc.                            72,400        1,119
   Health Care REIT, Inc.                                    40,700        1,066
   Healthcare Realty Trust, Inc.                             13,300          325
   Highwoods Properties, Inc.                                22,700          464
   Home Properties of New York, Inc.                         53,400        1,773
   HRPT Properties Trust                                    144,800        1,232
   Innkeepers USA Trust                                      68,900          448

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 90 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2003

                                                           NUMBER       VALUE
                                                         OF SHARES      (000S)
COMMON STOCKS - 98.7% - CONTINUED

REITS - 9.4% - (CONTINUED)
   Kilroy Realty Corp.                                       30,300         $670
   Koger Equity, Inc.                                        51,000          780
   LaSalle Hotel Properties                                   5,500           66
   MFA Mortgage Investments, Inc.                            64,600          559
   Mid-America Apartment Communities, Inc.                      100            2
   National Health Investors, Inc.                           18,600          286
   National Health Realty, Inc.                               1,800           24
   One Liberty Properties, Inc.                               1,200           20
   Pan Pacific Retail Properties, Inc.                        2,332           88
   Prentiss Properties Trust                                 30,000          813
   PS Business Parks, Inc.                                   33,200          988
   RAIT Investment Trust                                     10,400          235
   Ramco-Gershenson Properties                                8,600          189
   Realty Income Corp.                                       11,300          404
   Regency Centers Corp.                                      4,200          138
   SL Green Realty Corp.                                     59,700        1,824
   Sovran Self Storage, Inc.                                  6,500          185
   Thornburg Mortgage, Inc.                                 104,100        2,148
   Urstadt Biddle Properties                                  4,900           60
   Winston Hotels, Inc.                                      49,600          328
--------------------------------------------------------------------------------
                                                                          22,246
--------------------------------------------------------------------------------
RETAIL - 4.3%
   Blair Corp.                                               16,600          390
   Bombay (The) Co., Inc. *                                  29,100          159
   Brookstone, Inc. *                                        13,600          222
   Burlington Coat Factory Warehouse Corp.                   77,320        1,260
   Dress Barn, Inc. *                                        10,744          144
   Finlay Enterprises, Inc. *                                 5,900           75
   First Cash Financial Services, Inc. *                        200            2
   Landry's Restaurants, Inc.                                38,800          652
   Lone Star Steakhouse & Saloon, Inc.                       53,900        1,142
   Longs Drug Stores Corp.                                   39,900          598
   MarineMax, Inc. *                                         36,700          331
   Noland Co.                                                 5,400          214
   Pep Boys - Manny, Moe & Jack                              54,400          413
   Rex Stores Corp. *                                        11,100          113
   School Specialty, Inc. *                                  30,500          542
   ShopKo Stores, Inc. *                                     48,200          562
   Smart & Final, Inc. *                                     49,600          164
   TBC Corp. *                                               36,478          511
   Trans World Entertainment Corp. *                         86,900          199
   Tweeter Home Entertainment Group, Inc. *                 107,100          511
   West Marine, Inc. *                                       42,700         $715
   Zale Corp. *                                              35,100        1,149
--------------------------------------------------------------------------------
                                                                          10,068
--------------------------------------------------------------------------------
SAVINGS & LOANS - 6.6%
   Bank Mutual Corp.                                         11,986          303
   BostonFed Bancorp, Inc.                                    6,900          158
   Brookline Bancorp, Inc.                                   59,667          747
   Camco Financial Corp.                                      1,041           17
   CFS Bancorp, Inc.                                         28,171          386
   Citizens First Bancorp, Inc.                               4,400           85
   Coastal Bancorp, Inc.                                        700           21
   Commercial Federal Corp.                                  79,900        1,735
   Connecticut Bancshares, Inc.                              13,589          564
   Downey Financial Corp.                                    12,300          485
   EFC Bancorp, Inc.                                          7,200          138
   ESB Financial Corp.                                       10,540          187
   EverTrust Financial Group, Inc.                           10,700          256
   Fidelity Bankshares, Inc.                                  3,500           64
   First Defiance Financial Corp.                            14,300          265
   First Indiana Corp.                                        9,471          150
   First Place Financial Corp. of Ohio                       26,905          409
   First Sentinel Bancorp, Inc.                              29,221          404
   FirstFed America Bancorp, Inc.                            12,600          353
   FirstFed Financial Corp. *                                32,800          990
   GA Financial, Inc.                                        11,300          288
   Hawthorne Financial Corp. *                                9,700          287
   HMN Financial, Inc.                                        7,150          115
   Home Federal Bancorp                                         600           15
   Hudson River Bancorp, Inc.                                23,400          538
   Itla Capital Corp. *                                      12,800          423
   Klamath First Bancorp, Inc.                               10,600          181
   MAF Bancorp, Inc.                                              2            -
   MASSBANK Corp.                                             7,400          204
   Matrix Bancorp, Inc. *                                    10,000           85
   MutualFirst Financial, Inc.                               14,700          320
   Oregon Trail Financial Corp.                               1,400           32
   Pamrapo Bancorp, Inc.                                        200            4
   People's Bank of Bridgeport                               27,700          699
   PFF Bancorp, Inc.                                         18,700          600
   Seacoast Financial Services Corp.                            861           16
   Sound Federal Bancorp, Inc.                                2,490           31
   St. Francis Capital Corp.                                  2,800           64

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 91 EQUITY FUNDS

EQUITY FUNDS

  SCHEDULE OF INVESTMENTS

  SMALL CAP VALUE FUND (CONTINUED)

                                                           NUMBER       VALUE
                                                         OF SHARES      (000S)
COMMON STOCKS - 98.7% - CONTINUED

SAVINGS & LOANS - 6.6% - (CONTINUED)
   Sterling Financial Corp. of Washington *                  19,774         $420
   Superior Financial Corp.                                   4,120           76
   Timberland Bancorp, Inc.                                   6,300          119
   Troy Financial Corp.                                       2,900           74
   United Community Financial Corp. of Ohio                  79,900          699
   Washington Federal, Inc.                                  30,860          650
   Waypoint Financial Corp.                                  99,376        1,715
   Willow Grove Bancorp, Inc.                                 3,100           46
   Woronoco Bancorp, Inc.                                     6,300          133
--------------------------------------------------------------------------------
                                                                          15,551
--------------------------------------------------------------------------------
SEMICONDUCTORS - 0.6%
   ADE Corp. *                                               17,400          103
   Cree, Inc. *                                              17,848          330
   Dupont Photomasks, Inc. *                                  4,868           98
   Exar Corp. *                                               3,588           46
   IXYS Corp. *                                               4,401           23
   ParthusCeva, Inc. *                                        2,233            7
   Pixelworks, Inc. *                                        16,852           93
   Richardson Electronics Ltd.                                5,300           44
   Transwitch Corp. *                                         2,000            1
   Trikon Technologies, Inc. *                                  200            1
   Triquint Semiconductor, Inc. *                           130,228          367
   Veeco Instruments, Inc. *                                 18,200          281
--------------------------------------------------------------------------------
                                                                           1,394
--------------------------------------------------------------------------------
SOFTWARE - 1.3%
   Aspen Technology, Inc. *                                  43,852          105
   CCC Information Services Group, Inc. *                     6,600          107
   Computer Programs & Systems, Inc. *                        3,656           90
   Eclipsys Corp. *                                          57,600          459
   eFunds Corp. *                                            40,400          277
   Infogrames, Inc.*                                            800            1
   Information Resources, Inc. *                             65,300           84
   Lawson Software, Inc. *                                    8,836           41
   Legato Systems, Inc. *                                    40,400          207
   Mantech International Corp., Class A *                     4,700           70
   Manugistics Group, Inc. *                                112,408          256
   MapInfo Corp. *                                              200            1
   MetaSolv, Inc. *                                          38,100           54
   MSC.Software Corp. *                                      15,600          121
   Per-Se Technologies, Inc. *                                  300            2
   PLATO Learning, Inc. *                                    14,300           64
   Roxio, Inc. *                                              3,268           20
   Seachange International, Inc. *                           40,756         $295
   Ulticom, Inc. *                                           45,500          292
   Verint Systems, Inc. *                                     5,900          100
   Wind River Systems, Inc. *                               112,636          336
--------------------------------------------------------------------------------
                                                                           2,982
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 3.1%
   Adtran, Inc. *                                            28,100        1,009
   Advanced Fibre Communications, Inc. *                     45,500          689
   Allen Telecom, Inc. *                                     37,300          364
   Anaren, Inc. *                                            11,216           97
   Anixter International, Inc. *                             42,500          963
   Black Box Corp.                                            2,904           86
   Cable Design Technologies Corp. *                         31,000          206
   CommScope, Inc. *                                        103,892          779
   EMS Technologies, Inc. *                                  27,400          383
   Golden Telecom, Inc. *                                    37,021          552
   Hypercom Corp. *                                          36,300          136
   IDT Corp. *                                               46,800          701
   Infonet Services Corp., Class B *                         30,800           39
   Mastec, Inc. *                                             6,500           15
   Paradyne Networks Corp. *                                 39,000           51
   Somera Communications, Inc. *                              2,036            2
   Stratex Networks, Inc. *                                   1,000            2
   Tollgrade Communications, Inc. *                          27,200          390
   U.S. Cellular Corp. *                                     31,000          732
   Viasat, Inc. *                                            13,120          149
--------------------------------------------------------------------------------
                                                                           7,345
--------------------------------------------------------------------------------
TEXTILES - 0.2%
   Quaker Fabric Corp.                                       37,600          207
   Unifirst Corp. of Massachusetts                           15,600          241
--------------------------------------------------------------------------------
                                                                             448
--------------------------------------------------------------------------------
TOYS, GAMES & HOBBIES - 0.2%
   Department 56, Inc. *                                     32,500          319
   Jakks Pacific, Inc. *                                     14,600          151
--------------------------------------------------------------------------------
                                                                             470
--------------------------------------------------------------------------------
TRANSPORTATION - 3.5%
   Alexander & Baldwin, Inc.                                 79,200        1,969
   Arkansas Best Corp.                                       15,217          387
   Dynamex, Inc. *                                               63            -
   General Maritime Corp. *                                  22,000          187
   Genesee & Wyoming, Inc., Class A *                         4,900           76
   Offshore Logistics, Inc. *                                60,500        1,092

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 92 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2003

                                                           NUMBER       VALUE
                                                         OF SHARES      (000S)
COMMON STOCKS - 98.7% - CONTINUED

TRANSPORTATION - 3.5% - (CONTINUED)
   Old Dominion Freight Line, Inc. *                         18,500         $583
   OMI Corp. *                                              141,400          665
   Overseas Shipholding Group                                85,900        1,434
   Stelmar Shipping Ltd. *                                    2,200           33
   USFreightways Corp.                                       29,700          752
   Yellow Corp. *                                            48,047        1,159
--------------------------------------------------------------------------------
                                                                           8,337
--------------------------------------------------------------------------------
TRUCKING & LEASING - 0.6%
   AMERCO, Inc. *                                            21,200           85
   Interpool, Inc.                                           36,950          497
   Ryder System, Inc.                                        38,600          792
--------------------------------------------------------------------------------
                                                                           1,374
--------------------------------------------------------------------------------
WATER - 0.1%
   American States Water Co.                                  5,300          127
   Artesian Resources Corp.                                     700           21
   California Water Service Group                               600           15
   SJW Corp.                                                    500           38
--------------------------------------------------------------------------------
                                                                             201
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
--------------------------------------------------------------------------------
(COST $246,944)                                                          232,969

                                                         PRINCIPAL
                                                           AMOUNT       VALUE
                                                           (000S)       (000S)
CONVERTIBLE BONDS - 0.0%

DISTRIBUTION/WHOLESALE - 0.0%
   Timco Aviation Services
     8.00%, 1/2/07                                               $1            -
--------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
--------------------------------------------------------------------------------
(COST $-)                                                                      -

                                                           NUMBER       VALUE
                                                         OF SHARES      (000S)
OTHER - 0.0%

   Escrow American Medical Electronics, Inc.                  5,000            -
   Escrow American Medical Electronics, Inc.                  5,000            -
   Escrow DLB Oil & Gas                                       2,100            -
--------------------------------------------------------------------------------
TOTAL OTHER
--------------------------------------------------------------------------------
(COST $-)                                                                      -

RIGHTS - 0.0%

   Timco Aviation Services                                      864           $-
--------------------------------------------------------------------------------
TOTAL RIGHTS
--------------------------------------------------------------------------------
(COST $-)                                                                      -

WARRANTS - 0.0%

   American Banknote Corp., Exp. 10/1/07                          9            -
   American Banknote Corp., Exp. 10/1/07                          9            -
   York Research Corp., Exp. 3/30/50                              6            -
--------------------------------------------------------------------------------
TOTAL WARRANTS
--------------------------------------------------------------------------------
(COST $-)                                                                      -

                                                         PRINCIPAL
                                                           AMOUNT       VALUE
                                                           (000S)       (000S)
SHORT-TERM INVESTMENTS - 1.1%

   Wells Fargo Bank, Grand Cayman,
     Eurodollar Time Deposit,
     1.38%, 4/1/03                                           $2,414        2,414
   U.S. Treasury Bill, (1)
     1.20%, 4/17/03                                              40           40
     1.16%, 4/17/03                                              60           60
     1.18%, 4/17/03                                             170          170
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
--------------------------------------------------------------------------------
(COST $2,684)                                                              2,684

--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 99.8%
--------------------------------------------------------------------------------
(COST $249,628)                                                          235,653
   Other Assets less Liabilities - 0.2%                                      148
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                     $235,801

*    NON-INCOME PRODUCING SECURITY

(1) SECURITY PLEDGED AS COLLATERAL TO COVER MARGIN REQUIREMENTS FOR OPEN FUTURES CONTRACTS.

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 93 EQUITY FUNDS

                                                                  MARCH 31, 2003

EQUITY FUNDS

  SCHEDULE OF INVESTMENTS

  SMALL CAP VALUE FUND (CONTINUED)

At March 31, 2003, the Small Cap Value Fund had open futures contracts as follows:

                             NOTIONAL
                 NUMBER OF    AMOUNT    CONTRACT   CONTRACT     UNREALIZED
   TYPE          CONTRACTS    (000S)    POSITION     EXP.       GAIN (000S)
Russell 2000        12        $2,187      Long       6/03          $65

S&P/Barra
Value                4           401      Long       6/03            5
--------------------------------------------------------------------------------
Total                                                              $70

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 94 NORTHERN FUNDS ANNUAL REPORT

                                                                    EQUITY FUNDS

  SCHEDULE OF INVESTMENTS                                         MARCH 31, 2003

  STOCK INDEX FUND

                                                           NUMBER       VALUE
                                                         OF SHARES      (000S)
COMMON STOCKS - 97.9%

ADVERTISING - 0.2%
   Interpublic Group of Cos. (The), Inc.                     14,800         $138
   Omnicom Group                                              7,200          390
--------------------------------------------------------------------------------
                                                                             528
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 1.4%
   Boeing (The) Co.                                          32,168          806
   General Dynamics Corp.                                     7,700          424
   Goodrich Corp.                                             4,400           62
   Lockheed Martin Corp.                                     17,546          834
   Northrop Grumman Corp.                                     6,999          600
   Raytheon Co.                                              15,600          443
   Rockwell Collins, Inc.                                     7,000          129
   United Technologies Corp.                                 18,200        1,052
--------------------------------------------------------------------------------
                                                                           4,350
--------------------------------------------------------------------------------
AGRICULTURE - 0.9%
   Altria Group, Inc.                                        79,400        2,379
   Monsanto Co.                                              10,041          165
   RJ Reynolds Tobacco Holdings, Inc.                         3,400          110
   UST, Inc.                                                  6,500          179
--------------------------------------------------------------------------------
                                                                           2,833
--------------------------------------------------------------------------------
AIRLINES - 0.2%
   Delta Air Lines, Inc.                                      4,700           42
   Southwest Airlines Co.                                    29,730          427
--------------------------------------------------------------------------------
                                                                             469
--------------------------------------------------------------------------------
APPAREL - 0.3%
   Jones Apparel Group, Inc. *                                4,900          134
   Liz Claiborne, Inc.                                        4,100          127
   NIKE, Inc., Class B                                       10,200          525
   Reebok International Ltd. *                                2,300           76
   VF Corp.                                                   4,128          155
--------------------------------------------------------------------------------
                                                                           1,017
--------------------------------------------------------------------------------
AUTO MANUFACTURERS - 0.5%
   Ford Motor Co.                                            70,375          529
   General Motors Corp.                                      21,500          723
   Navistar International Corp. *                             2,580           63
   PACCAR, Inc.                                               4,490          226
--------------------------------------------------------------------------------
                                                                           1,541
--------------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT - 0.2%
   Cooper Tire & Rubber Co.                                   2,800           34
   Dana Corp.                                                 5,672           40
   Delphi Corp.                                              21,410          146
   Goodyear Tire & Rubber (The) Co. *                         6,758          $35
   Johnson Controls, Inc.                                     3,400          246
   Visteon Corp.                                              4,999           30
--------------------------------------------------------------------------------
                                                                             531
--------------------------------------------------------------------------------
BANKS - 6.6%
   AmSouth Bancorp                                           13,650          271
   Bank of America Corp.                                     57,457        3,840
   Bank of New York Co. (The), Inc.                          29,400          603
   Bank One Corp.                                            44,646        1,546
   BB&T Corp.                                                18,400          578
   Charter One Financial, Inc.                                8,654          239
   Comerica, Inc.                                             6,750          256
   Fifth Third Bancorp                                       22,161        1,111
   First Tennessee National Corp.                             4,800          191
   FleetBoston Financial Corp.                               40,253          961
   Huntington Bancshares, Inc.                                9,072          169
   KeyCorp                                                   16,300          368
   Marshall & Ilsley Corp.                                    8,400          215
   Mellon Financial Corp.                                    16,500          351
   National City Corp.                                       23,500          654
   North Fork Bancorporation, Inc.                            6,200          183
   PNC Financial Services Group, Inc.                        10,900          462
   Regions Financial Corp.                                    8,500          275
   SouthTrust Corp.                                          13,300          339
   State Street Corp.                                        12,400          392
   SunTrust Banks, Inc.                                      10,900          574
   Synovus Financial Corp.                                   11,550          207
   U.S. Bancorp                                              73,477        1,395
   Union Planters Corp.                                       7,600          200
   Wachovia Corp.                                            52,174        1,777
   Wells Fargo & Co.                                         64,960        2,922
   Zions Bancorporation                                       3,500          150
--------------------------------------------------------------------------------
                                                                          20,229
--------------------------------------------------------------------------------
BEVERAGES - 2.9%
   Anheuser-Busch Cos., Inc.                                 32,788        1,528
   Brown-Forman Corp., Class B                                2,300          177
   Coca-Cola (The) Co.                                       95,100        3,850
   Coca-Cola Enterprises, Inc.                               17,200          321
   Coors (Adolph) Co., Class B                                1,400           68
   Pepsi Bottling Group, Inc.                                10,800          194

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 95 EQUITY FUNDS

EQUITY FUNDS

  SCHEDULE OF INVESTMENTS

  STOCK INDEX FUND (CONTINUED)

                                                           NUMBER       VALUE
                                                         OF SHARES      (000S)
COMMON STOCKS - 97.9% - CONTINUED

BEVERAGES - 2.9% - (CONTINUED)
   PepsiCo, Inc.                                             66,280       $2,651
--------------------------------------------------------------------------------
                                                                           8,789
--------------------------------------------------------------------------------
BIOTECHNOLOGY - 1.2%
   Amgen, Inc. *                                             49,336        2,839
   Biogen, Inc. *                                             5,700          171
   Chiron Corp. *                                             7,200          270
   Genzyme Corp. (General Division) *                         8,200          299
   Millipore Corp. *                                          1,900           62
--------------------------------------------------------------------------------
                                                                           3,641
--------------------------------------------------------------------------------
BUILDING MATERIALS - 0.2%
   American Standard Cos., Inc. *                             2,800          192
   Masco Corp.                                               18,900          352
   Vulcan Materials Co.                                       3,900          118
--------------------------------------------------------------------------------
                                                                             662
--------------------------------------------------------------------------------
CHEMICALS - 1.5%
   Air Products & Chemicals, Inc.                             8,700          360
   Ashland, Inc.                                              2,600           77
   Dow Chemical (The) Co.                                    34,971          966
   du Pont (E.I.) de Nemours & Co.                           38,077        1,480
   Eastman Chemical Co.                                       2,975           86
   Ecolab, Inc.                                               5,000          247
   Engelhard Corp.                                            4,862          104
   Great Lakes Chemical Corp.                                 1,900           42
   Hercules, Inc. *                                           4,200           37
   International Flavors & Fragrances, Inc.                   3,600          112
   PPG Industries, Inc.                                       6,500          293
   Praxair, Inc.                                              6,200          349
   Rohm & Haas Co.                                            8,443          251
   Sherwin-Williams (The) Co.                                 5,800          153
   Sigma-Aldrich Corp.                                        2,800          125
--------------------------------------------------------------------------------
                                                                           4,682
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - 0.9%
   Apollo Group, Inc., Class A *                              6,700          334
   Cendant Corp. *                                           39,808          505
   Concord EFS, Inc. *                                       19,500          183
   Convergys Corp. *                                          6,700           88
   Deluxe Corp.                                               2,400           96
   Donnelley (R.R.) & Sons Co.                                4,300           79
   Equifax, Inc.                                              5,500          110
   H&R Block, Inc.                                            6,900          295
   McKesson Corp.                                            11,141         $278
   Moody's Corp.                                              5,802          268
   Paychex, Inc.                                             14,400          396
   Quintiles Transnational Corp. *                            4,500           55
   Robert Half International, Inc. *                          6,600           88
--------------------------------------------------------------------------------
                                                                           2,775
--------------------------------------------------------------------------------
COMPUTERS - 4.1%
   Apple Computer, Inc. *                                    13,800          195
   Computer Sciences Corp. *                                  7,200          234
   Dell Computer Corp. *                                     99,400        2,715
   Electronic Data Systems Corp.                             18,300          322
   EMC Corp. of Massachusetts *                              84,412          610
   Gateway, Inc. *                                           12,400           29
   Hewlett-Packard Co.                                      117,042        1,820
   International Business Machines Corp.                     64,800        5,082
   Lexmark International, Inc. *                              4,800          322
   NCR Corp. *                                                3,700           68
   Network Appliance, Inc. *                                 12,900          144
   Sun Microsystems, Inc. *                                 119,500          390
   Sungard Data Systems, Inc. *                              10,900          232
   Unisys Corp. *                                            12,400          115
   Veritas Software Corp. *                                  15,800          278
--------------------------------------------------------------------------------
                                                                          12,556
--------------------------------------------------------------------------------
COSMETICS/PERSONAL CARE - 2.7%
   Alberto-Culver Co., Class B                                2,200          108
   Avon Products, Inc.                                        9,072          518
   Colgate-Palmolive Co.                                     20,700        1,127
   Gillette (The) Co.                                        40,488        1,253
   Kimberly-Clark Corp.                                      19,736          897
   Procter & Gamble Co.                                      49,656        4,422
--------------------------------------------------------------------------------
                                                                           8,325
--------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE - 0.1%
   Genuine Parts Co.                                          6,750          206
   Grainger (W.W.), Inc.                                      3,500          150
--------------------------------------------------------------------------------
                                                                             356
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES - 7.2%
   American Express Co.                                      50,400        1,675
   Bear Stearns Cos. (The), Inc.                              3,676          241
   Capital One Financial Corp.                                8,500          255
   Charles Schwab (The) Corp.                                51,525          372
   Citigroup, Inc.                                          197,018        6,787

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 96 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2003

                                                           NUMBER       VALUE
                                                         OF SHARES      (000S)
COMMON STOCKS - 97.9% - CONTINUED

DIVERSIFIED FINANCIAL SERVICES - 7.2% - (CONTINUED)
   Countrywide Financial Corp.                                4,800         $276
   Fannie Mae                                                38,200        2,496
   Franklin Resources, Inc.                                  10,000          329
   Freddie Mac                                               26,700        1,418
   Goldman Sachs Group, Inc.                                 18,300        1,246
   Janus Capital Group, Inc.                                  8,500           97
   Lehman Brothers Holdings, Inc.                             9,100          526
   MBNA Corp.                                                49,007          738
   Merrill Lynch & Co., Inc.                                 33,200        1,175
   Morgan (J.P.) Chase & Co.                                 76,568        1,815
   Morgan Stanley                                            41,618        1,596
   Price (T. Rowe) Group, Inc.                                4,700          128
   Providian Financial Corp. *                               11,100           73
   SLM Corp.                                                  5,900          654
--------------------------------------------------------------------------------
                                                                          21,897
--------------------------------------------------------------------------------
ELECTRIC - 2.5%
   AES (The) Corp. *                                         20,900           76
   Allegheny Energy, Inc. *                                   4,800           30
   Ameren Corp.                                               5,900          230
   American Electric Power Co., Inc.                         15,040          344
   Calpine Corp. *                                           14,500           48
   Centerpoint Energy, Inc.                                  11,622           82
   Cinergy Corp.                                              6,441          217
   CMS Energy Corp. *                                         5,500           24
   Consolidated Edison, Inc.                                  8,200          315
   Constellation Energy Group, Inc.                           6,300          175
   Dominion Resources, Inc. of Virginia                      11,793          653
   DTE Energy Co.                                             6,400          247
   Duke Energy Corp.                                         34,204          497
   Edison International *                                    12,500          171
   Entergy Corp.                                              8,500          409
   Exelon Corp.                                              12,412          626
   FirstEnergy Corp.                                         11,415          360
   FPL Group, Inc.                                            7,000          413
   Mirant Corp. *                                            15,493           25
   NiSource, Inc.                                             9,400          171
   PG&E Corp. *                                              15,500          209
   Pinnacle West Capital Corp.                                3,500          116
   PPL Corp.                                                  6,300          224
   Progress Energy, Inc.                                      9,100          356
   Public Service Enterprise Group, Inc.                      8,550         $314
   Southern (The) Co.                                        27,400          779
   TECO Energy, Inc.                                          6,700           71
   TXU Corp.                                                 12,384          221
   Xcel Energy, Inc.                                         15,285          196
--------------------------------------------------------------------------------
                                                                           7,599
--------------------------------------------------------------------------------
ELECTRICAL COMPONENTS & EQUIPMENT - 0.3%
   American Power Conversion Corp. *                          7,500          107
   Emerson Electric Co.                                      16,200          735
   Molex, Inc.                                                7,375          158
   Power-One, Inc. *                                          3,100           13
--------------------------------------------------------------------------------
                                                                           1,013
--------------------------------------------------------------------------------
ELECTRONICS - 0.4%
   Agilent Technologies, Inc. *                              17,856          235
   Applera Corp. (Applied Biosystems Group)                   8,000          127
   Jabil Circuit, Inc. *                                      7,600          133
   Parker-Hannifin Corp.                                      4,525          175
   PerkinElmer, Inc.                                          4,800           43
   Sanmina-SCI Corp. *                                       20,300           82
   Solectron Corp. *                                         31,700           96
   Symbol Technologies, Inc.                                  8,800           76
   Tektronix, Inc. *                                          3,300           56
   Thermo Electron Corp. *                                    6,300          114
   Thomas & Betts Corp. *                                     2,200           31
   Waters Corp. *                                             5,000          106
--------------------------------------------------------------------------------
                                                                           1,274
--------------------------------------------------------------------------------
ENGINEERING & CONSTRUCTION - 0.0%
   Fluor Corp.                                                3,100          104
   McDermott International, Inc. *                            2,400            7
--------------------------------------------------------------------------------
                                                                             111
--------------------------------------------------------------------------------
ENTERTAINMENT - 0.1%
   International Game Technology *                            3,300          270
--------------------------------------------------------------------------------
ENVIRONMENTAL CONTROL - 0.2%
   Allied Waste Industries, Inc. *                            7,600           61
   Waste Management, Inc.                                    23,373          495
--------------------------------------------------------------------------------
                                                                             556
--------------------------------------------------------------------------------
FOOD - 1.9%
   Albertson's, Inc.                                         14,545          274
   Archer-Daniels-Midland Co.                                24,792          268

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 97 EQUITY FUNDS

EQUITY FUNDS

  SCHEDULE OF INVESTMENTS

  STOCK INDEX FUND (CONTINUED)

                                                           NUMBER       VALUE
                                                         OF SHARES      (000S)
COMMON STOCKS - 97.9% - CONTINUED

FOOD - 1.9% - (CONTINUED)
   Campbell Soup Co.                                         15,700         $330
   ConAgra Foods, Inc.                                       20,600          414
   General Mills, Inc.                                       14,100          642
   Heinz (H.J.) Co.                                          13,500          394
   Hershey Foods Corp.                                        5,200          326
   Kellogg Co.                                               15,700          481
   Kroger Co. *                                              29,700          391
   McCormick & Co., Inc.                                      5,400          130
   Safeway, Inc. *                                           16,900          320
   Sara Lee Corp.                                            29,900          559
   SUPERVALU, Inc.                                            5,100           79
   Sysco Corp.                                               25,200          641
   Winn-Dixie Stores, Inc.                                    5,400           71
   Wrigley (Wm.) Jr. Co.                                      8,600          486
--------------------------------------------------------------------------------
                                                                           5,806
--------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER - 0.5%
   Boise Cascade Corp.                                        2,233           49
   Georgia-Pacific Corp.                                      9,594          133
   International Paper Co.                                   18,372          621
   Louisiana-Pacific Corp. *                                  4,016           32
   MeadWestvaco Corp.                                         7,659          174
   Plum Creek Timber Co., Inc.                                7,100          153
   Temple-Inland, Inc.                                        2,050           77
   Weyerhaeuser Co.                                           8,400          402
--------------------------------------------------------------------------------
                                                                           1,641
--------------------------------------------------------------------------------
GAS - 0.2%
   KeySpan Corp.                                              6,000          194
   NICOR, Inc.                                                1,700           46
   Peoples Energy Corp.                                       1,400           50
   Sempra Energy                                              7,871          196
--------------------------------------------------------------------------------
                                                                             486
--------------------------------------------------------------------------------
HAND/MACHINE TOOLS - 0.1%
   Black & Decker Corp.                                       3,100          108
   Snap-On, Inc.                                              2,250           56
   Stanley Works (The)                                        3,400           81
--------------------------------------------------------------------------------
                                                                             245
--------------------------------------------------------------------------------
HEALTHCARE-PRODUCTS - 4.0%
   Bard (C.R.), Inc.                                          2,000          126
   Bausch & Lomb, Inc.                                        2,100           69
   Baxter International, Inc.                                22,800          425
   Becton, Dickinson & Co.                                    9,800          337
   Biomet, Inc.                                               9,950          305
   Boston Scientific Corp. *                                 15,600         $636
   Guidant Corp. *                                           11,700          424
   Johnson & Johnson                                        114,000        6,597
   Medtronic, Inc.                                           46,800        2,112
   St. Jude Medical, Inc. *                                   6,800          331
   Stryker Corp.                                              7,600          522
   Zimmer Holdings, Inc. *                                    7,476          364
--------------------------------------------------------------------------------
                                                                          12,248
--------------------------------------------------------------------------------
HEALTHCARE-SERVICES - 1.2%
   Aetna, Inc.                                                5,823          287
   Anthem, Inc. *                                             5,400          358
   HCA, Inc.                                                 19,647          813
   Health Management Associates, Inc., Class A                9,100          173
   Humana, Inc. *                                             6,200           59
   Manor Care, Inc. *                                         3,650           70
   Quest Diagnostics, Inc. *                                  4,000          239
   Tenet Healthcare Corp. *                                  18,700          312
   UnitedHealth Group, Inc.                                  11,700        1,073
   WellPoint Health Networks, Inc. *                          5,700          437
--------------------------------------------------------------------------------
                                                                           3,821
--------------------------------------------------------------------------------
HOME BUILDERS - 0.1%
   Centex Corp.                                               2,400          131
   KB HOME                                                    1,886           86
   Pulte Homes, Inc.                                          2,300          115
--------------------------------------------------------------------------------
                                                                             332
--------------------------------------------------------------------------------
HOME FURNISHINGS - 0.1%
   Leggett & Platt, Inc.                                      7,500          137
   Maytag Corp.                                               3,000           57
   Whirlpool Corp.                                            2,600          128
--------------------------------------------------------------------------------
                                                                             322
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS/WARES - 0.3%
   American Greetings Corp., Class A *                        2,500           33
   Avery Dennison Corp.                                       4,200          247
   Clorox Co.                                                 8,400          388
   Fortune Brands, Inc.                                       5,700          244
   Tupperware Corp.                                           2,200           30
--------------------------------------------------------------------------------
                                                                             942
--------------------------------------------------------------------------------
HOUSEWARES - 0.1%
   Newell Rubbermaid, Inc.                                   10,208          289
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 98 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2003

                                                           NUMBER       VALUE
                                                         OF SHARES      (000S)
COMMON STOCKS - 97.9% - CONTINUED

INSURANCE - 4.7%
   ACE Ltd.                                                  10,100         $292
   AFLAC, Inc.                                               19,800          635
   Allstate (The) Corp.                                      27,014          896
   Ambac Financial Group, Inc.                                4,100          207
   American International Group, Inc.                       100,089        4,949
   AON Corp.                                                 11,875          246
   Chubb (The) Corp.                                          6,600          293
   CIGNA Corp.                                                5,300          242
   Cincinnati Financial Corp.                                 6,200          218
   Hartford Financial Services Group, Inc.                    9,800          346
   Jefferson-Pilot Corp.                                      5,512          212
   John Hancock Financial Services, Inc.                     11,100          308
   Lincoln National Corp.                                     6,800          190
   Loews Corp.                                                7,100          283
   Marsh & McLennan Cos., Inc.                               20,600          878
   MBIA, Inc.                                                 5,550          215
   Metlife, Inc.                                             26,900          710
   MGIC Investment Corp.                                      3,900          153
   Principal Financial Group                                 12,900          350
   Progressive (The) Corp.                                    8,400          498
   Prudential Financial, Inc.                                21,700          635
   SAFECO Corp.                                               5,300          185
   St. Paul Cos. (The), Inc.                                  8,680          276
   Torchmark Corp.                                            4,500          161
   Travelers Property Casualty Corp., Class B                38,486          543
   UnumProvident Corp.                                        9,261           91
   XL Capital Ltd., Class A                                   5,200          368
--------------------------------------------------------------------------------
                                                                          14,380
--------------------------------------------------------------------------------
INTERNET - 0.6%
   eBay, Inc. *                                              11,800        1,007
   Symantec Corp. *                                           5,600          219
   TMP Worldwide, Inc. *                                      4,300           46
   Yahoo!, Inc. *                                            22,700          545
--------------------------------------------------------------------------------
                                                                           1,817
--------------------------------------------------------------------------------
IRON/STEEL - 0.0%
   Allegheny Technologies, Inc.                               3,132            9
   Nucor Corp.                                                3,000          115
   United States Steel Corp.                                  3,900           38
--------------------------------------------------------------------------------
                                                                             162
--------------------------------------------------------------------------------
LEISURE TIME - 0.4%
   Brunswick Corp.                                            3,500          $67
   Carnival Corp.                                            22,496          542
   Harley-Davidson, Inc.                                     11,600          461
   Sabre Holdings Corp. *                                     5,481           87
--------------------------------------------------------------------------------
                                                                           1,157
--------------------------------------------------------------------------------
LODGING - 0.3%
   Harrah's Entertainment, Inc. *                             4,250          152
   Hilton Hotels Corp.                                       14,400          167
   Marriott International, Inc., Class A                      9,100          290
   Starwood Hotels & Resorts Worldwide, Inc.                  7,700          183
--------------------------------------------------------------------------------
                                                                             792
--------------------------------------------------------------------------------
MACHINERY - CONSTRUCTION & MINING - 0.2%
   Caterpillar, Inc.                                         13,200          649
--------------------------------------------------------------------------------
MACHINERY - DIVERSIFIED - 0.2%
   Cummins, Inc.                                              1,600           39
   Deere & Co.                                                9,200          361
   Dover Corp.                                                7,800          189
   Rockwell Automation, Inc.                                  7,100          147
--------------------------------------------------------------------------------
                                                                             736
--------------------------------------------------------------------------------
MEDIA - 3.8%
   AOL Time Warner, Inc. *                                  171,500        1,862
   Clear Channel Communications, Inc. *                      23,500          797
   Comcast Corp., Class A *                                  88,554        2,532
   Disney (The Walt) Co.                                     78,300        1,333
   Dow Jones & Co., Inc.                                      3,200          113
   Gannett Co., Inc.                                         10,300          725
   Knight-Ridder, Inc.                                        3,200          187
   McGraw-Hill Cos. (The), Inc.                               7,400          411
   Meredith Corp.                                             1,900           73
   New York Times Co., Class A                                5,800          250
   Tribune Co.                                               11,700          527
   Univision Communications, Inc., Class A *                  8,800          216
   Viacom, Inc., Class B *                                   67,548        2,467
--------------------------------------------------------------------------------
                                                                          11,493
--------------------------------------------------------------------------------
METAL FABRICATION/HARDWARE - 0.0%
   Worthington Industries, Inc.                               3,325           40
--------------------------------------------------------------------------------
MINING - 0.4%
   Alcoa, Inc.                                               32,412          628

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                                    NORTHERN FUNDS ANNUAL REPORT 99 EQUITY FUNDS

EQUITY FUNDS

  SCHEDULE OF INVESTMENTS

  STOCK INDEX FUND (CONTINUED)

                                                           NUMBER       VALUE
                                                         OF SHARES      (000S)
COMMON STOCKS - 97.9% - CONTINUED

MINING - 0.4% - (CONTINUED)
   Freeport-McMoRan Copper & Gold, Inc., Class B              5,600          $96
   Newmont Mining Corp. (Holding Co.)                        15,377          402
   Phelps Dodge Corp. *                                       3,430          111
--------------------------------------------------------------------------------
                                                                           1,237
--------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING - 5.2%
   3M Co.                                                    15,000        1,950
   Cooper Industries Ltd., Class A                            3,500          125
   Crane Co.                                                  2,318           40
   Danaher Corp.                                              5,800          381
   Eastman Kodak Co.                                         11,200          332
   Eaton Corp.                                                2,700          189
   General Electric Co.                                     381,800        9,736
   Honeywell International, Inc.                             32,812          701
   Illinois Tool Works, Inc.                                 11,800          686
   Ingersoll-Rand Co., Class A                                6,450          249
   ITT Industries, Inc.                                       3,500          187
   Pall Corp.                                                 4,666           93
   Textron, Inc.                                              5,300          146
   Tyco International Ltd.                                   76,590          985
--------------------------------------------------------------------------------
                                                                          15,800
--------------------------------------------------------------------------------
OFFICE/BUSINESS EQUIPMENT - 0.2%
   Pitney Bowes, Inc.                                         9,100          291
   Xerox Corp. *                                             28,196          245
--------------------------------------------------------------------------------
                                                                             536
--------------------------------------------------------------------------------
OIL & GAS - 5.5%
   Amerada Hess Corp.                                         3,400          151
   Anadarko Petroleum Corp.                                   9,506          433
   Apache Corp.                                               6,153          380
   Burlington Resources, Inc.                                 7,682          367
   ChevronTexaco Corp.                                       41,003        2,651
   ConocoPhillips                                            25,951        1,391
   Devon Energy Corp.                                         6,000          289
   EOG Resources, Inc.                                        4,400          174
   Exxon Mobil Corp.                                        258,114        9,021
   Kerr-McGee Corp.                                           3,849          156
   Marathon Oil Corp.                                        12,000          288
   Nabors Industries Ltd. *                                   5,600          223
   Noble Corp. *                                              5,100          160
   Occidental Petroleum Corp.                                14,500          434
   Rowan Cos., Inc. *                                         3,600           71
   Sunoco, Inc.                                               2,900         $106
   Transocean, Inc. *                                        12,210          250
   Unocal Corp.                                               9,900          260
--------------------------------------------------------------------------------
                                                                          16,805
--------------------------------------------------------------------------------
OIL & GAS SERVICES - 0.6%
   Baker Hughes, Inc.                                        12,840          384
   BJ Services Co. *                                          6,000          206
   Halliburton Co.                                           16,700          346
   Schlumberger Ltd.                                         22,300          848
--------------------------------------------------------------------------------
                                                                           1,784
--------------------------------------------------------------------------------
PACKAGING & CONTAINERS - 0.1%
   Ball Corp.                                                 2,200          123
   Bemis Co., Inc.                                            2,000           84
   Pactiv Corp. *                                             6,100          124
   Sealed Air Corp. *                                         3,253          130
--------------------------------------------------------------------------------
                                                                             461
--------------------------------------------------------------------------------
PHARMACEUTICALS - 8.6%
   Abbott Laboratories                                       59,900        2,253
   Allergan, Inc.                                             5,000          341
   AmerisourceBergen Corp.                                    4,109          216
   Bristol-Myers Squibb Co.                                  74,360        1,571
   Cardinal Health, Inc.                                     17,400          991
   Forest Laboratories, Inc. *                               13,900          750
   King Pharmaceuticals, Inc. *                               9,200          110
   Lilly (Eli) & Co.                                         43,096        2,463
   Medimmune, Inc. *                                          9,600          315
   Merck & Co., Inc.                                         86,200        4,722
   Pfizer, Inc.                                             236,450        7,368
   Pharmacia Corp.                                           49,602        2,148
   Schering-Plough Corp.                                     56,300        1,004
   Watson Pharmaceuticals, Inc. *                             4,100          118
   Wyeth                                                     50,900        1,925
--------------------------------------------------------------------------------
                                                                          26,295
--------------------------------------------------------------------------------
PIPELINES - 0.2%
   Dynegy, Inc., Class A                                     14,200           37
   El Paso Corp.                                             22,947          139
   Kinder Morgan, Inc.                                        4,700          211
   Williams Cos. (The), Inc.                                 19,800           91
--------------------------------------------------------------------------------
                                                                             478
--------------------------------------------------------------------------------
REITS - 0.3%
   Apartment Investment & Management Co., Class A             3,600          131

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 100 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2003

                                                           NUMBER       VALUE
                                                         OF SHARES      (000S)
COMMON STOCKS - 97.9% - CONTINUED

REITS - 0.3% - (CONTINUED)
   Equity Office Properties Trust                            15,800         $402
   Equity Residential                                        10,400          251
   Simon Property Group, Inc.                                 7,200          258
--------------------------------------------------------------------------------
                                                                           1,042
--------------------------------------------------------------------------------
RETAIL - 7.2%
   Autonation, Inc. *                                        11,100          142
   Autozone, Inc. *                                           3,800          261
   Bed Bath & Beyond, Inc. *                                 11,200          387
   Best Buy Co., Inc. *                                      12,350          333
   Big Lots, Inc. *                                           4,500           51
   Circuit City Stores, Inc.                                  8,100           42
   Costco Wholesale Corp. *                                  17,516          526
   CVS Corp.                                                 15,100          360
   Darden Restaurants, Inc.                                   6,550          117
   Dillard's, Inc., Class A                                   3,200           41
   Dollar General Corp.                                      12,805          156
   Family Dollar Stores, Inc.                                 6,600          204
   Federated Department Stores, Inc. *                        7,500          210
   Gap (The), Inc.                                           33,887          491
   Home Depot (The), Inc.                                    89,255        2,174
   Kohl's Corp. *                                            12,900          730
   Limited Brands                                            20,100          259
   Lowe's Cos., Inc.                                         29,900        1,220
   May Department Stores (The) Co.                           11,048          220
   McDonald's Corp.                                          48,700          704
   Nordstrom, Inc.                                            5,200           84
   Office Depot, Inc. *                                      11,800          140
   Penney (J.C.) Co., Inc. (Holding Co.)                     10,300          202
   RadioShack Corp.                                           6,500          145
   Sears, Roebuck & Co.                                      12,100          292
   Staples, Inc. *                                           18,050          331
   Starbucks Corp. *                                         14,900          384
   Target Corp.                                              34,900        1,021
   Tiffany & Co.                                              5,600          140
   TJX Cos., Inc.                                            20,300          357
   Toys "R" Us, Inc. *                                        8,175           68
   Wal-Mart Stores, Inc.                                    169,300        8,809
   Walgreen Co.                                              39,300        1,159
   Wendy's International, Inc.                                4,400          121
   Yum! Brands, Inc. *                                       11,300         $275
--------------------------------------------------------------------------------
                                                                          22,156
--------------------------------------------------------------------------------
SAVINGS & LOANS - 0.6%
   Golden West Financial Corp.                                5,900          424
   Washington Mutual, Inc.                                   36,370        1,283
--------------------------------------------------------------------------------
                                                                           1,707
--------------------------------------------------------------------------------
SEMICONDUCTORS - 3.0%
   Advanced Micro Devices, Inc. *                            13,200           82
   Altera Corp. *                                            14,700          199
   Analog Devices, Inc. *                                    14,000          385
   Applied Materials, Inc. *                                 63,200          795
   Applied Micro Circuits Corp. *                            11,600           38
   Broadcom Corp., Class A *                                 10,600          131
   Intel Corp.                                              254,200        4,138
   KLA-Tencor Corp. *                                         7,200          259
   Linear Technology Corp.                                   12,000          370
   LSI Logic Corp. *                                         14,300           65
   Maxim Integrated Products, Inc.                           12,300          444
   Micron Technology, Inc. *                                 23,200          189
   National Semiconductor Corp. *                             6,900          118
   Novellus Systems, Inc. *                                   5,700          155
   NVIDIA Corp. *                                             5,900           76
   PMC - Sierra, Inc. *                                       6,400           38
   QLogic Corp. *                                             3,600          134
   Teradyne, Inc. *                                           7,000           81
   Texas Instruments, Inc.                                   66,400        1,087
   Xilinx, Inc. *                                            12,900          302
--------------------------------------------------------------------------------
                                                                           9,086
--------------------------------------------------------------------------------
SOFTWARE - 5.3%
   Adobe Systems, Inc.                                        9,100          280
   Autodesk, Inc.                                             4,300           66
   Automatic Data Processing, Inc.                           23,000          708
   BMC Software, Inc. *                                       9,000          136
   Citrix Systems, Inc. *                                     6,600           87
   Computer Associates International, Inc.                   21,976          300
   Compuware Corp. *                                         14,500           49
   Electronic Arts, Inc. *                                    5,400          317
   First Data Corp.                                          28,900        1,069
   Fiserv, Inc. *                                             7,300          230
   IMS Health, Inc.                                           9,404          147
   Intuit, Inc. *                                             7,900          294

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                                   NORTHERN FUNDS ANNUAL REPORT 101 EQUITY FUNDS

EQUITY FUNDS

  SCHEDULE OF INVESTMENTS

  STOCK INDEX FUND (CONTINUED)

                                                           NUMBER       VALUE
                                                         OF SHARES      (000S)
COMMON STOCKS - 97.9% - CONTINUED

SOFTWARE - 5.3% - (CONTINUED)
   Mercury Interactive Corp. *                                3,200          $95
   Microsoft Corp.                                          410,200        9,931
   Novell, Inc. *                                            14,000           30
   Oracle Corp. *                                           202,200        2,194
   Parametric Technology Corp. *                             10,000           22
   Peoplesoft, Inc. *                                        12,000          183
   Siebel Systems, Inc. *                                    18,600          149
--------------------------------------------------------------------------------
                                                                          16,287
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 5.7%
   ADC Telecommunications, Inc. *                            30,600           63
   Alltel Corp.                                              11,900          533
   Andrew Corp. *                                             3,762           21
   AT&T Corp.                                                29,571          479
   AT&T Wireless Services, Inc. *                           103,900          686
   Avaya, Inc. *                                             13,900           28
   BellSouth Corp.                                           71,300        1,545
   CenturyTel, Inc.                                           5,450          150
   CIENA Corp. *                                             16,600           73
   Cisco Systems, Inc. *                                    272,900        3,542
   Citizens Communications Co. *                             10,800          108
   Comverse Technology, Inc. *                                7,200           81
   Corning, Inc. *                                           44,000          257
   JDS Uniphase Corp. *                                      54,300          155
   Lucent Technologies, Inc. *                              142,500          209
   Motorola, Inc.                                            88,265          729
   Nextel Communications, Inc., Class A *                    37,000          495
   QUALCOMM, Inc.                                            30,100        1,085
   Qwest Communications International, Inc. *                65,055          227
   SBC Communications, Inc.                                 127,392        2,556
   Scientific-Atlanta, Inc.                                   5,900           81
   Sprint Corp. (FON Group)                                  34,300          403
   Sprint Corp. (PCS Group) *                                38,300          167
   Tellabs, Inc. *                                           15,800           92
   Verizon Communications, Inc.                             104,970        3,711
--------------------------------------------------------------------------------
                                                                          17,476
--------------------------------------------------------------------------------
TEXTILES - 0.1%
   Cintas Corp.                                               6,500          214
--------------------------------------------------------------------------------
TOYS, GAMES & HOBBIES - 0.1%
   Hasbro, Inc.                                               6,612           92
   Mattel, Inc.                                              16,741         $376
--------------------------------------------------------------------------------
                                                                             468
--------------------------------------------------------------------------------
TRANSPORTATION - 1.5%
   Burlington Northern Santa Fe Corp.                        14,528          362
   CSX Corp.                                                  8,124          232
   FedEx Corp.                                               11,440          630
   Norfolk Southern Corp.                                    14,900          276
   Union Pacific Corp.                                        9,700          533
   United Parcel Service, Inc., Class B                      43,100        2,457
--------------------------------------------------------------------------------
                                                                           4,490
--------------------------------------------------------------------------------
TRUCKING & LEASING - 0.0%
   Ryder System, Inc.                                         2,400           49
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
--------------------------------------------------------------------------------
(COST $320,375)                                                          299,733
--------------------------------------------------------------------------------

                                                         PRINCIPAL
                                                           AMOUNT       VALUE
                                                           (000S)       (000S)
SHORT-TERM INVESTMENTS - 1.9%
   Wells Fargo Bank, Grand Cayman,
     Eurodollar Time Deposit,
     1.38%, 4/1/03                                           $4,971        4,971
   U.S. Treasury Bill, (1)
     1.18%, 4/17/03                                             730          730
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
--------------------------------------------------------------------------------
(COST $5,701)                                                              5,701
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 99.8%
--------------------------------------------------------------------------------
(COST $326,076)                                                          305,434
--------------------------------------------------------------------------------
   Other Assets less Liabilities - 0.2%                                      425
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                     $305,859
--------------------------------------------------------------------------------

*    NON-INCOME PRODUCING SECURITY

(1) SECURITIES PLEDGED AS COLLATERAL TO COVER MARGIN REQUIREMENTS ON OPEN FUTURES CONTRACTS.

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 102 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2003

At March 31, 2003, the Stock Index Fund had open futures contracts as follows:

                             NOTIONAL                          UNREALIZED
                 NUMBER OF    AMOUNT    CONTRACT   CONTRACT       LOSS
   TYPE          CONTRACTS    (000S)    POSITION     EXP.        (000S)
S&P 500             29        $6,141      Long       6/03         $(30)
=========================================================================

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                                   NORTHERN FUNDS ANNUAL REPORT 103 EQUITY FUNDS

EQUITY FUNDS

  SCHEDULE OF INVESTMENTS

  TECHNOLOGY FUND

                                                           NUMBER       VALUE
                                                         OF SHARES      (000S)
COMMON STOCKS - 97.1%

COMMERCIAL SERVICES - 8.6%
   Accenture Ltd., Class A *                                175,000       $2,712
   Affiliated Computer Services, Inc., Class A *             80,000        3,541
   Automatic Data Processing, Inc.                          130,000        4,003
   Electronic Data Systems Corp.                            210,000        3,696
   First Data Corp.                                         228,000        8,438
   Paychex, Inc.                                             55,000        1,511
--------------------------------------------------------------------------------
                                                                          23,901
--------------------------------------------------------------------------------
COMPUTERS - 15.2%
   Apple Computer, Inc. *                                   620,000        8,767
   Dell Computer Corp. *                                    450,000       12,289
   EMC Corp. of Massachusetts *                             850,000        6,146
   Hewlett-Packard Co.                                      460,000        7,153
   International Business Machines Corp.                    100,000        7,843
--------------------------------------------------------------------------------
                                                                          42,198
--------------------------------------------------------------------------------
ELECTRONICS - 3.5%
   Agilent Technologies, Inc. *                             170,000        2,235
   Flextronics International Ltd. *                         850,000        7,412
--------------------------------------------------------------------------------
                                                                           9,647
--------------------------------------------------------------------------------
HEALTHCARE-PRODUCTS - 1.2%
   Johnson & Johnson                                         60,000        3,472
--------------------------------------------------------------------------------
INTERNET - 12.2%
   Amazon.com, Inc. *                                       210,000        5,466
   eBay, Inc. *                                             155,000       13,220
   Expedia, Inc. *                                           30,000        1,550
   Symantec Corp. *                                          31,000        1,215
   Yahoo!, Inc. *                                           515,000       12,370
--------------------------------------------------------------------------------
                                                                          33,821
--------------------------------------------------------------------------------
MEDIA - 1.0%
   AOL Time Warner, Inc. *                                  260,000        2,824
--------------------------------------------------------------------------------
SEMICONDUCTORS - 19.7%
   Analog Devices, Inc. *                                    30,000          825
   Applied Materials, Inc. *                                410,000        5,158
   Broadcom Corp., Class A *                                310,000        3,828
   Intel Corp.                                              400,000        6,512
   KLA-Tencor Corp. *                                       145,000        5,212
   Linear Technology Corp.                                  100,000        3,087
   Maxim Integrated Products, Inc.                           72,000        2,601
   Micron Technology, Inc. *                                740,000        6,024
   STMicroelectronics N.V., New York Shares                 400,000        7,560
   Texas Instruments, Inc.                                  355,000        5,811
   Xilinx, Inc. *                                           340,000       $7,959
--------------------------------------------------------------------------------
                                                                          54,577
--------------------------------------------------------------------------------
SOFTWARE - 20.6%
   Cognizant Technology Solutions Corp. *                    55,000        3,704
   Electronic Arts, Inc. *                                  175,000       10,262
   Intuit, Inc. *                                           212,000        7,887
   Mercury Interactive Corp. *                              115,000        3,413
   Microsoft Corp.                                          380,000        9,200
   MicroStrategy, Inc., Class A *                                 8            -
   NetScreen Technologies, Inc. *                           200,000        3,356
   Oracle Corp. *                                           800,000        8,679
   Peoplesoft, Inc. *                                       205,000        3,137
   SAP A.G.- Sponsored ADR                                   75,000        1,422
   Veritas Software Corp. *                                 342,000        6,012
--------------------------------------------------------------------------------
                                                                          57,072
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 15.1%
   Adtran, Inc. *                                            75,000        2,693
   Cisco Systems, Inc. *                                    875,000       11,358
   Foundry Networks, Inc. *                                 207,000        1,664
   Juniper Networks, Inc. *                                 250,000        2,043
   Motorola, Inc.                                           600,000        4,956
   Nokia OYJ ADR                                            520,000        7,285
   QUALCOMM, Inc.                                           220,000        7,933
   Tellabs, Inc. *                                          700,000        4,053
--------------------------------------------------------------------------------
                                                                          41,985
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
--------------------------------------------------------------------------------
(COST $337,289)                                                          269,497

                                                           NUMBER       VALUE
                                                         OF SHARES      (000S)
WARRANTS - 0.0%

   MicroStrategy, Inc., Exp. 6/24/07                             34            -
--------------------------------------------------------------------------------
TOTAL WARRANTS
--------------------------------------------------------------------------------
(COST $-)                                                                      -
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

EQUITY FUNDS 104 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2003

                                                         PRINCIPAL
                                                           AMOUNT       VALUE
                                                           (000S)       (000S)
CONVERTIBLE BONDS - 0.0%

SOFTWARE - 0.0%
   MicroStrategy, Inc.
     7.50%, 6/24/07                                              $1           $1
--------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
--------------------------------------------------------------------------------
(COST $-)                                                                      1

                                                         PRINCIPAL
                                                           AMOUNT       VALUE
                                                           (000S)       (000S)
SHORT-TERM INVESTMENT - 1.9%

   Wells Fargo Bank, Grand Cayman,
     Eurodollar Time Deposit,
     1.38%, 4/1/03                                            5,417        5,417
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT
--------------------------------------------------------------------------------
(COST $5,417)                                                              5,417
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 99.0%
--------------------------------------------------------------------------------
(COST $342,706)                                                          274,915
   Other Assets less Liabilities - 1.0%                                    2,764
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                     $277,679

*    NON-INCOME PRODUCING SECURITY

SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS.

                                   NORTHERN FUNDS ANNUAL REPORT 105 EQUITY FUNDS

EQUITY FUNDS

   NOTES TO THE FINANCIAL STATEMENTS

1  ORGANIZATION

Northern Funds (the "Trust") is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Global Communications, Growth Equity, Growth Opportunities, Income Equity, International Growth Equity, International Select Equity, Large Cap Value, Mid Cap Growth, Select Equity, Small Cap Growth, Small Cap Index, Small Cap Value, Stock Index and Technology Funds (collectively, the "Funds") are separate, diversified investment portfolios of the Trust. Each of the Funds maintains its own investment objective.

Northern Trust Investments, Inc. ("NTI") and Northern Trust Global Investments (Europe) Limited ("NTGIE"), each a direct or indirect subsidiary of The Northern Trust Company ("Northern Trust"), serve jointly as the investment advisers of the International Growth Equity and International Select Equity Funds. NTI serves as the investment adviser of each of the other funds. Northern Trust also serves as custodian, fund accountant and transfer agent to the Funds. In addition, NTI and PFPC, Inc. ("PFPC") serve as co-administrators to the Funds.

2  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America or "GAAP." The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A) VALUATION OF SECURITIES - Securities are valued at their fair value as of March 31, 2003. Securities traded on U.S. securities exchanges or in the NASDAQ National Market System are generally valued at the regular trading session closing price on the exchange or in the market where such securities are primarily traded. If any such security is not traded on a valuation date, it is valued at the current quoted bid price. Over-the-counter securities not reported in the NASDAQ National Market System are also generally valued at the current quoted bid price. Fixed income securities, however, may be valued on the basis of prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Such prices may be determined by factors which include, but are not limited to, market quotations, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities. The values of securities of foreign issuers are generally based upon primary local market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid or asked price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Shares of investment companies are valued at their net asset value on each valuation date. Exchange traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided prices, as are swaps, caps, collars and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments are valued at amortized cost, which the investment advisers have determined, pursuant to Board authorization, approximates fair value. Securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the investment advisers under procedures approved by the Board of Trustees.

B) FUTURES CONTRACTS - Each Fund may invest in long or short futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity. The Fund bears the market risk arising from changes in the value of these financial instruments. At the time the Fund enters into a futures contract it is required to make a margin deposit with the custodian of a specified amount of liquid assets. Subsequently, as the market price of the futures contract fluctuates, gains or losses are recorded and payments are made, on a daily basis, between the Fund and the broker. The Statements of Operations reflect gains and losses as realized for closed futures contracts and as unrealized for open futures contracts.

As of March 31, 2003, the Small Cap Index, Small Cap Value and Stock Index Funds had entered into exchange-traded long futures contracts and the aggregate market value of securities pledged to cover margin requirements for open positions was approximately $440,000, $270,000, and $730,000, respectively.

C) OPTIONS CONTRACTS - Each Fund may buy put options and call options and write covered call options and secured put options for hedging purposes or to earn additional income. These options may relate to particular securities, foreign and domestic securities indices, financial instruments or foreign currencies. The gains or losses on options contracts are included with net realized and unrealized gains (losses) on investments.

The risks associated with purchasing an option include risk of loss of premium, change in market value and counterparty non-performance under the contract. Put and call options purchased are accounted for in the same manner as Fund securities.

EQUITY FUNDS 106 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2003

The cost of securities acquired through the exercise of call options are increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

At March 31, 2003, the Funds did not have any outstanding option contracts.

D) FOREIGN CURRENCY TRANSLATIONS - Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gains or losses on investments resulting from changes in foreign exchange rates are included with net realized and unrealized gains (losses) on investments.

E) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - Certain Funds are authorized to enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund's foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency contracts are "marked-to-market" daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains or losses at the time the forward contract is offset by entering into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

F) INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded as of the trade date. The Funds determine the gain or loss realized from investment transactions by using an identified cost basis method. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. Dividends from foreign securities are recorded on ex-date, or as soon as the information is available.

G) EXPENSES - Each Fund is charged for those expenses that are directly attributable to that Fund. Trust expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their relative net assets.

H) DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income, if any, are declared and paid as follows:

                                  DECLARATION     PAYMENT
                                   FREQUENCY     FREQUENCY
                                  -----------    ---------
  Global Communications            ANNUALLY      ANNUALLY

  Growth Equity                    QUARTERLY     QUARTERLY

  Growth Opportunities             ANNUALLY      ANNUALLY

  Income Equity                     MONTHLY       MONTHLY

  International Growth Equity      ANNUALLY      ANNUALLY

  International Select Equity      ANNUALLY      ANNUALLY

  Large Cap Value                  ANNUALLY      ANNUALLY

  Mid Cap Growth                   QUARTERLY     QUARTERLY

  Select Equity                    ANNUALLY      ANNUALLY

  Small Cap Growth                 ANNUALLY      ANNUALLY

  Small Cap Index                  ANNUALLY      ANNUALLY

  Small Cap Value                  ANNUALLY      ANNUALLY

  Stock Index                      QUARTERLY     QUARTERLY

  Technology                       ANNUALLY      ANNUALLY

Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The timing and character of distributions determined in accordance with Federal income tax regulations may differ from financial statement amounts determined in accordance with GAAP due to differences in the treatment and recognition of investment income and realized gains (and losses). These differences are primarily related to foreign currency transactions, the deferral of certain realized losses and capital loss carryforwards. Inherent differences in the recognition of income and capital gains for Federal income tax purposes, which are permanent, may result in periodic reclassifications in the Funds' capital accounts.

I) FEDERAL INCOME TAXES - No provision for Federal income taxes has been made since each Fund's policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of the Fund's taxable income and capital gains to their shareholders.

                                   NORTHERN FUNDS ANNUAL REPORT 107 EQUITY FUNDS

EQUITY FUNDS

FOREIGN TAX CREDIT

The Funds below intend to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the funds as having been paid directly by them. The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries are as follows:

  FUND                               TAXES        INCOME
  --------------------------------------------------------
  International Growth Equity      $ 0.0177       $ 0.1619

  International Select Equity        0.0160         0.1390

For the period subsequent to October 31, 2002 through the fiscal year end, the following Funds incurred net capital losses and/or net currency losses for which each Fund intends to treat as having been incurred in the following fiscal year (IN THOUSANDS): Global Communications - $1,026, Growth Equity - $45,422, Growth Opportunities - $706, Income Equity - $2,982, International Growth Equity - $9,697, International Select Equity - $3,460, Large Cap Value - $6,774, Mid Cap Growth - $2,591, Select Equity - $27,652, Small Cap Growth - $5,003, Small Cap Index - $17,675, Small Cap Value - $5,235, Stock Index - $6,557, Technology - $35,705.

At March 31, 2003, the capital loss carryforwards for U.S. Federal income tax purposes and their respective years of expiration are as follows (IN THOUSANDS):

                                MARCH 31,      MARCH 31,         MARCH 31,
  AMOUNT IN THOUSANDS             2009           2010              2011
  ------------------------------------------------------------------------
  Global Communications         $  7,851        $ 60,576         $  8,079

  Growth Equity                        -           8,207           53,359

  Growth Opportunities               728          27,517            2,414

  Income Equity                        -               -            7,731

  International Growth Equity          -         168,028           48,812

  International Select Equity      2,046          56,707           14,086

  Large Cap Value                      -           2,512           29,845

  Mid Cap Growth                  29,234         159,515           43,006

  Select Equity                        -         111,294           69,054

  Small Cap Growth                75,935         129,320           28,257

  Small Cap Index                      -               -           21,198

  Small Cap Value                      -          16,379                -

  Stock Index                          -           4,526           10,233

  Technology                     223,930         606,810          217,638

The Funds in the above table may offset future capital gains with these capital loss carryforwards.

At March 31, 2003, the tax components of Undistributed Net Investment Income and Realized Gains are as follows:

                                               UNDISTRIBUTED
                                         ------------------------
                                         ORDINARY     LONG-TERM
  AMOUNTS IN THOUSANDS                    INCOME*   CAPITAL GAINS
  ---------------------------------------------------------------
  Growth Equity Fund                     $   36           $-

  Income Equity Fund                        190            -

  International Growth Equity Fund        1,077            -

  International Select Equity Fund           62            -

  Large Cap Value Fund                    1,880            -

  Small Cap Index Fund                      280            -

  Small Cap Value Fund                    2,907            -

  Stock Index Fund                           43            -

  * ORDINARY INCOME INCLUDES TAXABLE DISCOUNT INCOME AND SHORT-TERM CAPITAL GAINS, IF ANY.

The taxable character of distributions paid during the fiscal year ended March 31, 2003, are as follows:

                                            DISTRIBUTIONS FROM
                                         ------------------------
                                         ORDINARY     LONG-TERM
  AMOUNTS IN THOUSANDS                    INCOME*   CAPITAL GAINS
  ---------------------------------------------------------------
  Growth Equity Fund                    $ 1,958           $  -

  Income Equity Fund                      6,869              -

  International Growth Equity Fund        2,201              -

  International Select Equity Fund          639              -

  Large Cap Value Fund                    4,700              -

  Small Cap Index Fund                    1,676            430

  Small Cap Value Fund                    1,200              -

  Stock Index Fund                        4,488              -

  * ORDINARY INCOME INCLUDES TAXABLE MARKET DISCOUNT INCOME AND SHORT-TERM CAPITAL GAINS, IF ANY.

3  BANK LOANS

On December 19, 2002, the Trust entered into a $150,000,000 revolving bank credit line for liquidity and other purposes. Borrowings under this arrangement bear interest at .45% above LIBOR (London Interbank Offering Rate).

Prior to December 19, 2002, the Trust maintained a $50,000,000 revolving bank credit line for liquidity and other purposes. Borrowings under this arrangement bore interest at .45% above the NIBOR (New York Interbank Offering Rate).

As of March 31, 2003, Growth Opportunities Fund had an outstanding loan in the amount of $200,000. This amount is included in "Other Liabilities" on the Statements of Assets and Liabilities.

EQUITY FUNDS 108 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2003

Interest Expense for the year ended March 31, 2003 was approximately $10,000, $12,000, $6,000, $15,000 and $4,000 for the Growth Equity, International Growth Equity, International Select Equity, Mid Cap Growth, and Small Cap Growth Funds, respectively. These amounts are included in "Other Expenses" on the Statements of Operations.

4  INVESTMENT ADVISORY AND OTHER AGREEMENTS

As compensation for advisory services and assumption of related expenses, effective July 31, 2002, the investment advisers are entitled to receive a fee, calculated daily and payable monthly, at the annual rates presented below as applied to each Fund's daily net assets. Such annualized rates prior to July 31, 2002 are also shown below. For the fiscal year ended March 31, 2003, the investment advisers voluntarily agreed to waive a portion of the advisory fees as shown on the accompanying Statements of Operations. The investment advisers also reimbursed the Funds as shown on the accompanying Statements of Operations to adhere to the expense limitations presented in the following table:

                                           ANNUAL          ANNUAL
                                       ADVISORY FEES    ADVISORY FEES       ADVISORY
                                         EFFECTIVE        PRIOR TO         FEES AFTER        EXPENSE
                                       JULY 31, 2002    JULY 31, 2002        WAIVERS       LIMITATIONS
-------------------------------------------------------------------------------------------------------
  Global

  Communications                             1.15%            1.25%           1.05%           1.30%

  Growth Equity                              0.95%            1.00%           0.85%           1.00%

  Growth Opportunities                       1.10%            1.20%           1.00%           1.25%

  Income Equity                              0.95%            1.00%           0.85%           1.00%

  International Growth Equity                1.10%            1.20%           1.00%           1.25%

  International Select Equity                1.10%            1.20%           1.00%           1.25%

  Large Cap Value                            0.95%            1.00%           0.85%           1.10%

  Mid Cap Growth                             0.95%            1.00%           0.85%           1.00%

  Select Equity                              0.95%            1.20%           0.85%           1.00%

  Small Cap Growth                           1.10%            1.20%           1.00%           1.25%

  Small Cap Index                            0.60%            0.65%           0.50%           0.65%

  Small Cap Value                            0.95%            1.20%           0.85%           1.00%

  Stock Index                                0.50%            0.60%           0.40%           0.55%

  Technology                                 1.10%            1.20%           1.00%           1.25%

The waivers and reimbursements described above are voluntary and may be terminated at any time.

The Funds have a co-administration agreement with NTI and PFPC for certain administrative services. Pursuant to their co-administration agreement with the Funds, the co-administrators are entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.15% of each Fund's daily net assets.

The Funds have entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Funds' custodian expenses. Custodian credits are reflected in the Funds' Statements of Operations.

Certain officers and trustees of the Trust are also officers and directors of Northern Trust. All officers and affiliated trustees serve without compensation from the Funds. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in "Accrued registration fees and other liabilities" on the Statements of Assets and Liabilities. The Trustee's account shall be deemed to be invested in a money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the Investment Company Act of 1940. The income, gains and losses achieved by such deemed investment shall be credited to the Trustee's account as provided in the plan. At March 31, 2003, amounts payable were immaterial.

5  INVESTMENT TRANSACTIONS

The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments, for the Funds for the fiscal year ended March 31, 2003 were as follows:

  AMOUNTS IN THOUSANDS           PURCHASES         SALES
  ------------------------------------------------------
  Global Communications          $  3,215       $  5,603

  Growth Equity                   331,817        436,308

  Growth Opportunities             68,588         75,743

  Income Equity                   129,985         80,989

  International Growth Equity     388,780        396,601

  International Select Equity     128,276        136,096

  Large Cap Value                 349,604         90,660

  Mid Cap Growth                  425,540        463,445

  Select Equity                   757,660        683,713

  Small Cap Growth                506,347        549,927

  Small Cap Index                 125,424        168,360

  Small Cap Value                 219,387        189,758

  Stock Index                      25,761         82,795

  Technology                      204,162        271,790

                                   NORTHERN FUNDS ANNUAL REPORT 109 EQUITY FUNDS

EQUITY FUNDS

At March 31, 2003, for Federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

                                                  UNREALIZED          UNREALIZED       NET APPRECIATION        COST BASIS
  AMOUNTS IN THOUSANDS                           APPRECIATION        DEPRECIATION       (DEPRECIATION)        OF SECURITIES
  -------------------------------------------------------------------------------------------------------------------------
  Global Communications                           $   178            $  (1,679)           $ (1,501)           $  5,582

  Growth Equity                                    49,305              (82,539)            (33,234)            582,571

  Growth Opportunities                                914                 (626)                288              15,600

  Income Equity                                     8,764               (9,498)               (734)            219,586

  International Growth Equity                       6,838              (12,217)             (5,379)            173,788

  International Select Equity                       1,538               (3,075)             (1,537)             41,335

  Large Cap Value                                   8,795              (57,053)            (48,258)            471,843

  Mid Cap Growth                                   23,635               (8,371)             15,264             214,185

  Select Equity                                    28,321              (11,058)             17,263             369,508

  Small Cap Growth                                  9,046               (4,278)              4,768             116,919

  Small Cap Index                                  13,620              (57,936)            (44,316)            218,399

  Small Cap Value                                  19,221              (34,300)            (15,079)            250,732

  Stock Index                                      49,258              (74,809)            (25,551)            330,985

  Technology                                       18,895             (107,562)            (88,667)            363,582

6  CAPITAL SHARE TRANSACTIONS

Transactions of shares of the Funds for the fiscal year ended March 31, 2003 were as follows:

                                                                                                  NET
                                                              REINVESTMENT                      INCREASE
  AMOUNTS IN THOUSANDS                           SOLD         OF DIVIDENDS      REDEEMED       (DECREASE)
  -------------------------------------------------------------------------------------------------------
  Global Communications                             221              -           (1,321)         (1,100)

  Growth Equity                                   6,733             36          (13,491)         (6,722)

  Growth Opportunities                              827              -           (2,196)         (1,369)

  Income Equity                                   9,231            147           (4,466)          4,912

  International Growth Equity                    43,404             42          (45,398)         (1,952)

  International Select Equity                    14,281             28          (15,810)         (1,501)

  Large Cap Value                                34,820            110           (9,810)         25,120

  Mid Cap Growth                                  7,114              -          (10,639)         (3,525)

  Select Equity                                  11,378              -           (6,783)          4,595

  Small Cap Growth                                4,921              -          (10,226)         (5,305)

  Small Cap Index                                12,608             74          (21,932)         (9,250)

  Small Cap Value                                11,515             31          (10,584)            962

  Stock Index                                     8,401            106          (14,186)         (5,679)

  Technology                                      7,690              -          (16,682)         (8,992)

EQUITY FUNDS 110 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2003

Transactions of shares of the Funds for the fiscal year ended March 31, 2002 were as follows:

                                                                                                  NET
                                                              REINVESTMENT                      INCREASE
  AMOUNTS IN THOUSANDS                           SOLD         OF DIVIDENDS      REDEEMED       (DECREASE)
  -------------------------------------------------------------------------------------------------------
  Global Communications                           1,021              -           (6,387)         (5,366)

  Growth Equity                                   7,640             85          (11,453)         (3,728)

  Growth Opportunities                            2,608              2           (6,327)         (3,717)

  Income Equity                                   6,249            132           (5,286)          1,095

  International Growth Equity                    72,607             61          (87,545)        (14,877)

  International Select Equity                    22,259              2          (28,199)         (5,938)

  Large Cap Value                                20,446             39           (3,429)         17,056

  Mid Cap Growth                                 13,523              -          (18,475)         (4,952)

  Select Equity                                   7,416             24           (6,139)          1,301

  Small Cap Growth                               13,390              -          (17,389)         (3,999)

  Small Cap Index                                35,225             46           (7,478)         27,793

  Small Cap Value                                21,418            948          (15,621)          6,745

  Stock Index                                    11,991             73           (7,923)          4,141

  Technology                                     13,429              -          (26,162)        (12,733)

7  SUBSEQUENT EVENTS

A Special Meeting of Shareholders of Global Communications Fund has been scheduled for June 19, 2003 for the purpose of voting on a Plan of Reorganization pursuant to which Global Communications Fund will be reorganized with and into Technology Fund. If the Plan of Reorganization is approved by shareholders, the reorganization is anticipated to occur on or about June 20, 2003. Also, the Trustees of Northern Funds approved a Plan of Reorganization pursuant to which International Select Equity Fund will be reorganized with and into International Growth Equity Fund. Such reorganization does not require the approval of shareholders and is anticipated to also occur on or about June 20, 2003.

                                   NORTHERN FUNDS ANNUAL REPORT 111 EQUITY FUNDS

EQUITY FUNDS

   TAX INFORMATION                                                MARCH 31, 2003

CAPITAL GAIN DISTRIBUTIONS (UNAUDITED) - Each of the following Funds made capital gain distributions in December 2002, and hereby designates 100% of the long-term capital gain distribution as 20%-rate capital gain dividends.

                                                 LONG-TERM
  FUND                                         CAPITAL GAIN
  ---------------------------------------------------------
  Small Cap Index                                 $0.01

CORPORATE DIVIDENDS-RECEIVED DEDUCTION (UNAUDITED) - A percentage of the dividends distributed during the fiscal year for the following Funds qualifies for the dividends-received deduction for corporate shareholders:

                                               CORPORATE DRD
  FUND                                          PERCENTAGE
------------------------------------------------------------
  Growth Equity Fund                              98.73%

  Income Equity Fund                              53.62

  Large Cap Value Fund                            97.11

  Small Cap Index Fund                            95.77

  Small Cap Value Fund                            89.00

  Stock  Index Fund                               98.45

EQUITY FUNDS 112 NORTHERN FUNDS ANNUAL REPORT

                                                                    EQUITY FUNDS

   REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF NORTHERN FUNDS:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Global Communications Fund, Growth Equity Fund, Growth Opportunities Fund, Income Equity Fund, International Growth Equity Fund, International Select Equity Fund, Large Cap Value Fund, Mid Cap Growth Fund, Select Equity Fund, Small Cap Growth Fund, Small Cap Index Fund, Small Cap Value Fund, Stock Index Fund and Technology Fund (collectively, the "Funds"), fourteen of the separate portfolios comprising Northern Funds, as of March 31, 2003, and the related statements of operations, of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Funds' financial statements and financial highlights for the periods ended prior to March 31, 2003, were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated May 2, 2002.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the Funds' custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2003, the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
May 9, 2003

                                   NORTHERN FUNDS ANNUAL REPORT 113 EQUITY FUNDS

EQUITY FUNDS

   TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 54 portfolios in the Northern Funds Complex -- 32 for Northern Funds and 22 for Northern Institutional Funds. The Northern Funds' Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800/595-9111.

   NON-INTERESTED TRUSTEES

   NAME, ADDRESS(1), AGE,
   POSITIONS HELD WITH
   FUND AND LENGTH OF
   SERVICE AS NORTHERN                                                                               OTHER DIRECTORSHIPS
   FUNDS TRUSTEE(2)        PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS                              HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
   Richard G. Cline        - Chairman and Director of Hawthorne Investors, Inc. (a management        - PepsiAmericas; (a soft drink
   Age 68                    advisory services and private investment company) since 1996;             bottling company);
   Trustee since 2000      - Managing Partner of Hawthorne Investments, L.L.C. (a management         - Kmart Corporation (a
                             advisory services and private investment company) since 2001;             retailing company);
                           - Chairman and Director of Hussman International, Inc. (a refrigeration   - Ryerson Tull, Inc. (a metals
                             company) from 1998 to 2000;                                               distribution company).
                           - Chairman, President and CEO of NICOR Inc. (a diversified public utility holding company) from 1985 to 1995; and President from
                             1992 to 1993;
                           - Chairman of Federal Reserve Bank of Chicago from 1992 through 1994;
                             and Deputy Chairman in 1991 and 1995.

   Edward J. Condon, Jr.   - Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser)      - None
   Age 62                    since 1993;
   Trustee since 2000      - Principal and Co-Founder of Paradigm Capital since 1993;
                           - Senior Partner of NewEllis Ventures since 2001;
                           - Member of Advisory Board of Real-Time USA, Inc. (a software development company);
                           - Member of the Board of Managers of The Liberty Hampshire
                             Company, LLC (a receivable securitization company);
                           - Director of University Eldercare, Inc. (an Alzheimer's disease research and treatment company);
                           - Director of Financial Pacific Company (a small business leasing company);
                           - Trustee at Dominican University.

   William J. Dolan, Jr.   - Partner of Arthur Andersen LLP (an accounting firm) from                - None
   Age 70                    1966 to 1989.
   Trustee since 1994      - Financial Consultant at Ernst & Young LLP (an accounting firm) from
                             1992 to 1993 and 1997.

   Sharon Gist Gilliam     - Executive Vice President of Unison-Maximus, Inc. (aviation and          - None
   Age 59                    governmental consulting);
   Trustee since 2001      - Director of Town and Country Utilities, Inc.;
                           - Director of Unison Consulting Group, Inc. until May 1999.

   Sandra Polk Guthman     - President and CEO of Polk Bros. Foundation (an Illinois                 - MBIA of Illinois (a
   Age 59                    not-for-profit corporation) from 1993 to present.                         municipal bond insurance
   Trustee since 2000                                                                                  company) 1999-2000.

   Richard P. Strubel      - President, Chief Operating Officer and Director of Unext Inc. (a        - Gildan Activewear, Inc. (an
   Age 63                    provider of educational services via the Internet) since 1999;            athletic clothing marketing
   Trustee since 2000      - Director of Cantilever Technologies (a private software company)          and manufacturing company);
                             since 1999;
                           - Trustee at The University of Chicago since 1987;                        - Goldman Sachs Mutual
                           - Managing Director of Tandem Partners, Inc. (a privately held              Fund Complex (61
                             management services firm) until 1999.                                     portfolios).

EQUITY FUNDS 114 NORTHERN FUNDS ANNUAL REPORT

                                                                  MARCH 31, 2003

   INTERESTED TRUSTEES

   NAME, ADDRESS(1), AGE,
   POSITIONS HELD WITH
   FUND AND LENGTH OF
   SERVICE AS NORTHERN                                                                             OTHER DIRECTORSHIPS
   FUNDS TRUSTEE(2)                PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS                    HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
   Michael E. Murphy(3)            - President of Sara Lee Foundation (philanthropic               - Coach, Inc.;
   Age 66                            organization) from 1997 to 2001;                              - Payless Shoe Source,
   Trustee since 1998              - Vice Chairman and Chief Administrative Officer of               Inc. (a retail shoe
                                     Sara Lee Corporation (a consumer product company)               store business);
                                     from 1994 to 1997.                                            - GATX Corporation (a
                                                                                                     railroad holding
                                                                                                     company).
                                                                                                   - Bassett Furniture
                                                                                                     Industries, Inc. (a
                                                                                                     furniture
                                                                                                     manufacturer).

   Mary Jacobs Skinner, Esq.(3)    - Partner in the law firm of Sidley Austin Brown &              - None
   Age 45                            Wood.
   Trustee since 1998

   Stephen Timbers(3)              - President, Chief Executive Officer and Director               - USFreightways
   Age 58                            of Northern Trust Investments, Inc. since 2001;                 Corporation.
   Trustee since 2000              - President of Northern Trust Global Investments, a
                                     division of Northern Trust Corporation and
                                     Executive Vice President, The Northern Trust
                                     Company since 1998;
                                   - President, Chief Executive Officer and Director
                                     of Zurich Kemper Investments (a financial
                                     services company) from 1996 to 1998;
                                   - President, Chief Operating Officer and Director
                                     of Kemper Corporation (a financial services
                                     company) from 1992 to 1996;
                                   - President and Director of Kemper Funds (a
                                     registered investment company) from 1990 to 1998.

   (1) EACH TRUSTEE MAY BE CONTACTED BY WRITING TO THE TRUSTEE, C/O LLOYD WENNLUND, THE NORTHERN TRUST COMPANY, 50 S. LASALLE STREET, CHICAGO, IL 60675.

   (2) EACH TRUSTEE SERVES UNTIL HIS OR HER RESIGNATION, REMOVAL OR RETIREMENT, OR ELECTION OF HIS OR HER SUCCESSOR.

   (3) AN "INTERESTED PERSON", AS DEFINED BY THE 1940 ACT. MR. MURPHY IS DEEMED TO BE AN "INTERESTED" TRUSTEE BECAUSE HE OWNS SHARES OF NORTHERN TRUST CORPORATION, MS. SKINNER BECAUSE HER LAW FIRM PROVIDES LEGAL SERVICES TO NORTHERN TRUST CORPORATION AND ITS AFFILIATES, AND MR. TIMBERS BECAUSE HE IS AN OFFICER, DIRECTOR, EMPLOYEE AND SHAREHOLDER OF NORTHERN TRUST CORPORATION AND/OR ITS AFFILIATES.

                                   NORTHERN FUNDS ANNUAL REPORT 115 EQUITY FUNDS

EQUITY FUNDS

   TRUSTEES AND OFFICERS (CONTINUED)                              MARCH 31, 2003

   OFFICERS OF THE TRUST(1)

   NAME, ADDRESS, AGE,
   POSITIONS HELD WITH
   FUND AND LENGTH OF
   SERVICE AS NORTHERN
   FUNDS OFFICER                         PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------
   Lloyd A. Wennlund                     - Senior Vice President and Director of Northern Trust Investments, Inc. since 2001;
   Age 45                                - Senior Vice President and other positions at The Northern Trust Company, President
   50 South LaSalle Street                 of Northern Trust Securities, Inc., and Managing Executive of Mutual Funds for
   Chicago, IL 60675                       Northern Trust Global Investments since 1989.
   President since 2000

   Eric K. Schweitzer                    - Senior Vice President at Northern Trust Investments, Inc. since 2001 and Senior
   Age 41                                  Vice President at The Northern Trust Company and Director of Distribution, Product
   50 South LaSalle Street                 Management and Client Services in the Mutual Fund Group of Northern Trust Global
   Chicago, IL 60675                       Investments since 2000;
   Vice President since 2000             - Managing Director of Mutual Funds for US Bancorp from 1997 to 2000.

   Brian Ovaert                          - Senior Vice President and Department Head at The Northern Trust Company overseeing
   Age 41                                  Fund Accounting, Transfer Agent and Fund Administration functions, Division
   50 South LaSalle Street                 Manager of Fund Accounting, 1992-1998;
   Chicago, IL 60675                     - Audit Manager at Arthur Andersen LLP (an accounting firm) prior thereto.
   Treasurer since 2002

   Brian R. Curran                       - Vice President and Director of Fund Administration at PFPC Inc. since 1997;
   Age 35                                - Director of Fund Administration at State Street Bank & Trust Company from
   4400 Computer Drive                     February 1997 to  October 1997;
   Westborough, MA 01581                 - Senior Auditor at Price Waterhouse LLP (an accounting firm) prior thereto.
   Vice President since 1999

   Stuart Schuldt                        - Senior Vice President of Fund Administration at The Northern Trust Company;
   Age 41                                - Vice President of Fund Accounting at Scudder Kemper Investments (a mutual fund
   50 South LaSalle Street                 company), from 1993 to 1998;
   Chicago, IL 60675                     - Audit Manager at Arthur Andersen LLP (an accounting firm) prior thereto.
   Assistant Treasurer since 2002

   Jeffrey A. Dalke, Esq.                - Partner in the law firm of Drinker Biddle & Reath LLP.
   Age 52
   One Logan Square
   18th and Cherry Streets
   Philadelphia, PA 19103-6996
   Secretary since 1993

   Linda J. Hoard, Esq.                  - Vice President at PFPC Inc. since 1998;
   Age 55                                - Attorney Consultant for Fidelity Management & Research (a financial service
   4400 Computer Drive                     company), Investors Bank & Trust Company (a financial service provider) and First
   Westborough, MA 01581                   Data Investors Services Group, Inc. prior thereto.
   Assistant Secretary since 1999

   Lori V. Russell                       - Associate Counsel at PFPC Inc. since 2002;
   Age 31                                - Associate Counsel at Investors Bank & Trust Company (a financial service provider)
   4400 Computer Drive                     from 2001 to 2002;
   Westborough, MA 01581                 - Manager in the Regulatory Administration Department of PFPC Inc. from 2000 to 2001
   Assistant Secretary since 2003          and Senior Regulatory Administrator from 1998 to 2000.

   James D. Grassi                       - Senior Attorney at The Northern Trust Company since 1994.
   Age 47
   50 South LaSalle Street
   Chicago, IL 60675
   Assistant Secretary
   since April 2003

   (1) EACH OFFICER SERVES UNTIL HIS OR HER RESIGNATION, REMOVAL OR RETIREMENT, OR ELECTION OF HIS OR HER SUCCESSOR.

EQUITY FUNDS 116 NORTHERN FUNDS ANNUAL REPORT